As filed electronically with the Securities and
                   Exchange Commission on April 27, 1999

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Registration No.  33-507
Pre-Effective Amendment No.
Post-Effective Amendment No.     36
                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
1940 Act File No.  811-4419

Amendment No.                    37

                        (Check appropriate box or boxes.)

                              WRL SERIES FUND, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

            570 CARILLON PARKWAY, ST. PETERSBURG, FLORIDA   33716
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               (Address of Principal Executive Offices)   (Zip Code)

       Registrant's Telephone Number, including Area Code: (727) 299-1800

      THOMAS E. PIERPAN 570 CARILLON PARKWAY ST. PETERSBURG, FLORIDA 33716
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

Approximate date of proposed public offering:

It is proposed that this filing will become effective:

[ ]  60 days after filing pursuant to paragraph (a) (1) of Rule 485.

[ ]  75 days after filing pursuant to paragraph (a) (2) of Rule 485.

[ ]  On (date) pursuant to paragraph (a) (1) of Rule 485.

[ ]  On             pursuant to paragraph (a) (2) of Rule 485.
        -----------

[ ]  Immediately upon filing pursuant to paragraph (b) of Rule 485.

[X]  On May 1, 1999 pursuant to paragraph (b) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
---------------------
WRL VKAM Emerging Growth, WRL T. Rowe Price Small Cap, WRL Goldman Sachs Small Cap, WRL Pilgrim Baxter Mid Cap Growth, WRL Alger Aggressive Growth, WRL Third Avenue, WRL GE/Scottish Equitable International Equity, WRL Janus Global, WRL Salomon All Cap, WRL Janus Growth, WRL Goldman Sachs Growth, WRL C.A.S.E. Growth, WRL GE U.S. Equity, WRL Dreyfus Mid Cap, WRL NWQ Value Equity, WRL T. Rowe Price Dividend Growth, WRL Dean Asset Allocation, WRL LKCM Strategic Total Return, WRL J.P. Morgan Real Estate Securities, WRL Federated Growth & Income, WRL AEGON Balanced, WRL AEGON Bond and WRL J.P. Morgan Money Market.

WRL SERIES FUND, INC.

AGGRESSIVE EQUITY PORTFOLIOS
o WRL VKAM EMERGING GROWTH
o WRL T. ROWE PRICE SMALL CAP
o WRL GOLDMAN SACHS SMALL CAP
o WRL PILGRIM BAXTER MID CAP GROWTH
o WRL ALGER AGGRESSIVE GROWTH
o WRL THIRD AVENUE VALUE

FOREIGN EQUITY PORTFOLIOS
o WRL GE/SCOTTISH EQUITABLE INTERNATIONAL EQUITY
o WRL JANUS GLOBAL

GROWTH EQUITY PORTFOLIOS
o WRL SALOMON ALL CAP
o WRL JANUS GROWTH
o WRL GOLDMAN SACHS GROWTH
o WRL C.A.S.E. GROWTH
o WRL GE U.S. EQUITY
o WRL DREYFUS MID CAP
o WRL NWQ VALUE EQUITY
o WRL T. ROWE PRICE DIVIDEND GROWTH

BALANCED PORTFOLIOS
o WRL DEAN ASSET ALLOCATION
o WRL LKCM STRATEGIC TOTAL RETURN
o WRL J.P. MORGAN REAL ESTATE SECURITIES
o WRL FEDERATED GROWTH & INCOME
o WRL AEGON BALANCED

FIXED-INCOME PORTFOLIOS
o WRL AEGON BOND

CAPITAL PRESERVATION PORTFOLIOS
o WRL J.P. MORGAN MONEY MARKET


                                   Prospectus






                     The Securities and Exchange Commission
                      has not approved or disapproved these
                            securities or passed upon
                        the adequacy of this prospectus.
            Any representation to the contrary is a criminal offense.


                                  May 1, 1999

TABLE OF CONTENTS


INVESTOR INFORMATION ......................................    1

ALL ABOUT THE FUND

  AGGRESSIVE EQUITY PORTFOLIOS
   WRL VKAM Emerging Growth ...............................    2
   WRL T. Rowe Price Small Cap ............................    3
   WRL Goldman Sachs Small Cap ............................    4
   WRL Pilgrim Baxter Mid Cap Growth ......................    4
   WRL Alger Aggressive Growth ............................    5
   WRL Third Avenue Value  ................................    5

  FOREIGN EQUITY PORTFOLIOS
   WRL GE/Scottish Equitable International Equity .........   11
   WRL Janus Global .......................................   12

  GROWTH EQUITY PORTFOLIOS
   WRL Salomon All Cap ....................................   15
   WRL Janus Growth .......................................   16
   WRL Goldman Sachs Growth ...............................   16
   WRL C.A.S.E. Growth ....................................   17
   WRL GE U.S. Equity .....................................   18
   WRL Dreyfus Mid Cap ....................................   18
   WRL NWQ Value Equity ...................................   18
   WRL T. Rowe Price Dividend Growth ......................   19

  BALANCED PORTFOLIOS
   WRL Dean Asset Allocation ..............................   25
   WRL LKCM Strategic Total Return ........................   26
   WRL J.P. Morgan Real Estate Securities  ................   26
   WRL Federated Growth & Income ..........................   27
   WRL AEGON Balanced .....................................   28

  FIXED-INCOME PORTFOLIOS
   WRL AEGON Bond .........................................   32

  CAPITAL PRESERVATION PORTFOLIOS
   WRL J.P. Morgan Money Market  ..........................   35

RISK/REWARD INFORMATION ...................................   38

EXPLANATION OF STRATEGIES AND RISKS .......................   39

HOW THE FUND IS MANAGED AND ORGANIZED .....................   43

PERFORMANCE INFORMATION ...................................   47

OTHER INFORMATION .........................................   50

FINANCIAL HIGHLIGHTS ......................................   53


WRL Series Fund, Inc. (Fund) consists of twenty-four separate series or investment portfolios. The Fund is an open-end management investment company, more commonly known as a mutual fund.

This prospectus describes twenty-three of the Fund's portfolios. Shares of these portfolios are currently only sold to separate accounts of Western Reserve Life Assurance Co. of Ohio, PFL Life Insurance Company, AUSA Life Insurance Company and Peoples Benefit Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts.

A particular portfolio of the Fund may not be available under the policy or annuity contract you have chosen. The prospectus or disclosure document for your policy or annuity contract shows the portfolios available to you.


Please read this prospectus carefully before selecting a portfolio. It provides information to assist you in your decision. If you would like additional information about a portfolio, please request a copy of the Statement of Additional Information (SAI) (see back cover). The SAI is incorporated by reference into this prospectus.



                                   Prospectus

INVESTOR INFORMATION

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.


These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.


The icons are for your convenience and to assist you as you read this prospectus.


[GRAPHIC OMITTED]  The target directs you to a portfolio's goal or objective.



[GRAPHIC OMITTED]  The chess piece indicates discussion about a portfolio's strategies.



[GRAPHIC OMITTED]  The warning sign indicates the risks of investing in a portfolio.



[GRAPHIC OMITTED]  The graph indicates investment performance.



[GRAPHIC OMITTED]  The question mark provides additional information about the
                   Fund or may direct you on how to obtain further information.


SHARES OF A PORTFOLIO ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.


                                  Prospectus 1

AGGRESSIVE EQUITY PORTFOLIOS

WRL VKAM EMERGING GROWTH (FORMERLY EMERGING GROWTH PORTFOLIO)

WRL T. ROWE PRICE SMALL CAP

WRL GOLDMAN SACHS SMALL CAP

WRL PILGRIM BAXTER MID CAP GROWTH

WRL ALGER AGGRESSIVE GROWTH (FORMERLY AGGRESSIVE GROWTH PORTFOLIO)

WRL THIRD AVENUE VALUE (FORMERLY THIRD AVENUE VALUE PORTFOLIO)


THIS RISK/RETURN SUMMARY BRIEFLY DESCRIBES EACH AGGRESSIVE EQUITY PORTFOLIO OF THE FUND AND THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS. FOR FURTHER INFORMATION ON THESE PORTFOLIOS, PLEASE READ THE SECTION ENTITLED "EXPLANATION OF STRATEGIES AND RISKS," BEGINNING ON PAGE 39, AND THE FUND'S SAI.

[GRAPHIC OMITTED]    OBJECTIVES

WRL VKAM EMERGING GROWTH
This portfolio seeks capital appreciation by investing primarily in common stocks of small and medium-sized companies.

WRL T. ROWE PRICE SMALL CAP
This portfolio seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

WRL GOLDMAN SACHS SMALL CAP
This portfolio seeks long-term growth of capital.

WRL PILGRIM BAXTER MID CAP GROWTH
This portfolio seeks capital appreciation.

WRL ALGER AGGRESSIVE GROWTH
This portfolio seeks long-term capital appreciation.

WRL THIRD AVENUE VALUE
This portfolio seeks long-term capital appreciation.

   WHAT IS AN AGGRESSIVE EQUITY PORTFOLIO?
   Aggressive Equity Portfolios are those that seek maximum capital appreciation (a rise in the share price/value). Current income is not a significant factor. Some portfolios that are included in this category may invest in out-of-the main-stream stocks, such as those of fledging or struggling companies, or those in new or currently out-of-favor industries. Some portfolios in this category may also use specialized investment techniques such as options or short-term investing. For these reasons, these portfolios usually entail greater risk than the overall equity portfolio category.

[GRAPHIC OMITTED]   POLICIES AND STRATEGIES

WRL VKAM EMERGING GROWTH
The portfolio's sub-adviser, Van Kampen Asset Management Inc. (VKAM), seeks to achieve the portfolio's objective by investing principally in:

o Domestic and foreign common stocks of small and medium-sized companies
o Options
o Futures

                                  Prospectus 2

VKAM invests at least 65% of the portfolio's assets (under normal market conditions) in common stocks of companies that are in the early stages of their life cycle, and are believed by VKAM to have the potential to become major enterprises. Some securities may have above average price volatility. VKAM attempts to reduce overall exposure to risk from declines in the security prices by spreading the portfolio's investments over many different companies in a variety of industries.

VKAM will utilize options on securities, futures contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market.

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, VKAM believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equalize" the cash portion of its assets and obtain performance that is equivalent to investing 100% in equity securities.

The portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing volatility or a prolonged general decline, or other adverse conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these conditions, the portfolio will be unable to achieve its investment objective.

   WHAT IS A TOP-DOWN APPROACH?
   When using a "top-down" approach, the portfolio manager looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.

WRL T. ROWE PRICE SMALL CAP
The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price), seeks to achieve the portfolio's objective by investing principally in:

o Common stocks of small-cap growth companies

To a lesser extent, the portfolio may invest in:

o Stock index futures

This portfolio will invest at least 65% of the fund's total assets in small-cap growth companies. These companies are defined as companies whose market capitalization is smaller than 80% of those in the Standard & Poor's 500 Stock Index (S&P 500), which was approximately $2.8 billion as of December 31, 1998, but the upper size limit will vary with market fluctuations. The S&P 500 measures the performance of the common stocks of 500 large U.S. companies in the manufacturing, utilities, transportation, and financial industries. It also tracks the performance of common stocks issued by foreign and smaller U.S. companies in similar industries. (A company's market "cap" is found by multiplying its shares outstanding by its stock price.) Companies whose capitalization increases above this range after the portfolio's initial purchase continue to be considered small companies for purposes of this policy.

To help manage cash flows efficiently, T. Rowe Price may also buy and sell stock index futures. The portfolio will be more diversified than many small-cap growth funds; once the portfolio achieves sufficient size, the top 25 holdings will not compose a large portion of assets. This should minimize the effects of individual security selection on portfolio performance.

Quantitative models are furnished by a sub-adviser to assist the sub-adviser in evaluating a potential security. Characteristics are included in the model that the sub-adviser deems advantageous in a security. Based on these models, stocks are selected in a "top-down" manner so that the portfolio's portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/earnings or price/ book value ratios, for example) and projected earnings growth.

While the portfolio invests primarily in common stocks, it may also purchase other securities, including futures and options, in keeping with its objective.



                                  Prospectus 3

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective.

   WHAT IS A QUANTITATIVE MODEL?
   A quantitative model is fashioned by a portfolio's sub-adviser to assist the sub-adviser in evaluating a potential security. The sub-adviser creates a model that is designed using characteristics that the sub-adviser deems advantageous in a security. The sub-adviser then compares a potential security's characteristics against those of the model, and makes a determination of whether or not to purchase the security based on the results of that comparison.

WRL GOLDMAN SACHS SMALL CAP
The portfolio's sub-adviser, Goldman Sachs Asset Management (GSAM), seeks to achieve the portfolio's objective by investing principally in:

o Equity securities of U.S. issuers, and certain foreign issuers that are traded in the U.S.

The portfolio will invest at least 90% of its assets in equity securities of companies with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell 2000 (a widely recognized unmanaged index of market performance which measures the performance of the 2000 smallest companies in the Russell 3000 Index) at the time of investment (currently $3.1 million to $12.3 billion). The equity securities include those of U.S. issuers, and certain foreign issuers traded in the U.S. The portfolio's fixed-income securities are limited to securities that are considered cash equivalents.

The portfolio may also purchase Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs are American Stock Exchange-traded securities that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500. SPDRs are included in the portfolio's 10% limitation on investments in investment companies.

GSAM uses the CORE investment process. CORE is an acronym for "Computer-Optimized, Research-Enhanced." GSAM selects the portfolio's investments using both a variety of quantitative techniques and fundamental research while seeking to maximize the portfolio's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 2000 Index.

GSAM may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to pursue its investment objective.

WRL PILGRIM BAXTER MID CAP GROWTH
The portfolio's sub-adviser, Pilgrim Baxter & Associates, Ltd. (Pilgrim Baxter), seeks to achieve the portfolio's objective by investing principally in:

o Common stocks

o Convertible securities

In seeking capital appreciation, Pilgrim Baxter normally invests at least 65% of the portfolio's total assets in growth securities, such as common stocks, issued by companies with market capitalizations or annual revenues between $500 million and $10 billion. The portfolio invests primarily in companies that Pilgrim Baxter believes have strong earnings growth and capital-appreciation potential. The portfolio may also invest in foreign securities, warrants and rights.


                                  Prospectus 4

Pilgrim Baxter may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. Under these circumstances, the portfolio may be unable to achieve its investment objective.


WRL ALGER AGGRESSIVE GROWTH
The portfolio's sub-adviser, Fred Alger Management, Inc. (Alger), seeks to achieve the portfolio's objective by investing principally in:

o  Equity securities such as common or preferred stocks

o Convertible securities (convertible securities are securities which can be exchanged or converted into common stock of such companies)

To a lesser extent, the sub-adviser may invest portfolio assets in:


o U.S. dollar denominated securities of foreign issuers (American Depositary Receipts (ADRs))

o Money market instruments

o Repurchase agreements

Under normal market conditions, the portfolio invests at least 85% of its assets in common stocks, which may include stocks of developing companies, of older companies that are entering a new stage of growth, and of companies whose products or services have a high unit volume growth rate.

The portfolio may also use leveraging, a technique that involves borrowing money to invest in an effort to enhance shareholder returns.

The portfolio's manager may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. This may be inconsistent with the portfolio's principal investment strategies. During this time, the portfolio may invest up to 100% of its assets in money market instruments and cash equivalents. Under these circumstances, the portfolio will be unable to pursue its investment objective.

WRL THIRD AVENUE VALUE
The portfolio's sub-adviser, EQSF Advisers, Inc. (EQSF), seeks to achieve the portfolio's investment objective by investing principally in:

o Common stocks

o Debt securities

o High-yield/high-risk fixed-income securities

o Foreign securities

The portfolio invests to a lesser extent, in trade claims and engages in foreign currency transactions for hedging purposes. (Trade claims are interests in amounts owed to suppliers or services and are purchased from creditors of companies in financial difficulty.)

EQSF seeks to achieve the portfolio's objective by seeking to acquire common stocks of well-financed companies at a substantial discount for what EQSF believes is their value as a private business or as a take over candidate. It also seeks to acquire senior securities, such as preferred stock and debt instruments, that have strong covenant protections and above-average yields.

EQSF seeks portfolio securities whose prices are low enough at the time of acquisition so both the risk is lowered and appreciation potential is enhanced. EQSF believes that value is created more by past corporate prosperity than by bear markets.

To choose such securities, EQSF uses a "bottom-up" approach. EQSF believes the knowledge it obtains through extensive research of individual companies reduces risk more than does diversification so the portfolio is non-diversified.

The portolio's classification as "non-diversified" under the Investment Company Act of 1940 (1940 Act) means that the portfolio has the ability to take larger positions in a smaller number of issuers.

However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.


                                  Prospectus 5

The portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these conditions, the portfolio may be unable to achieve its investment objective.

[GRAPHIC OMITTED]  RISKS OF INVESTING IN
                   AGGRESSIVE EQUITY PORTFOLIOS
The principal risks of investing in Aggressive Equity Portfolios that may adversely affect your investment are described below. (Not all of these risks apply to each Aggressive Equity Portfolio. See the chart below for the principal risks of your portfolio.) Please note that there are many other circumstances which could adversely affect your investment and prevent a portfolio from achieving its objective, which are not described here. Please refer to the section entitled "Explanation of Strategies and Risks" beginning on page 39 and the Fund's SAI for more information about the risks of investing in the Aggressive Equity Portfolios.

                                PRINCIPAL RISKS
                         AGGRESSIVE EQUITY PORTFOLIOS

                                                                      PORTFOLIO
                                                                      ---------
                               WRL             WRL              WRL               WRL               WRL             WRL
                          VKAM EMERGING   T. ROWE PRICE       GOLDMAN       PILGRIM BAXTER   ALGER AGGRESSIVE   THIRD AVENUE
RISKS                         GROWTH        SMALL CAP     SACHS SMALL CAP   MID CAP GROWTH        GROWTH           VALUE
-----
STOCKS                               X               X                 X                X                  X              X
INVESTING AGGRESSIVELY               X               X                 X                X                  X              X
SMALL-CAP AND GROWTH
 COMPANIES                                           X                 X
QUANTITATIVE MODELS                                  X                 X
NON-DIVERSIFICATION                                                                                                       X
FUTURES & OPTIONS                    X               X
FOREIGN SECURITIES                   X                                 X                                                  X
DEPOSITARY RECEIPTS                                                                                        X              X
CONVERTIBLES                                                                            X                  X
LEVERAGING                                                                                                 X
VALUE INVESTING                                                                                            X              X

o STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

o INVESTING AGGRESSIVELY

   o The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time

   o Rights, options and futures contracts may not be exercised and may expire worthless

   o  Warrants and rights may be less liquid than stocks

   o  Use of futures and other derivatives may make the portfolio more volatile


o SMALL-CAP AND GROWTH COMPANIES

Investing in small companies involves greater risk than is customarily associated with more established companies. Stocks of small companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience.


                                  Prospectus 6

Also, growth stocks can experience steep price declines if the company's earnings disappoint investors. Since many of the Aggressive Equity Portfolios will typically be fully invested in this market sector, investors are fully exposed to its volatility.

o QUANTITATIVE MODELS
Stocks selected using quantitative models may not perform as well as these models might otherwise suggest effective and may cause overall returns to be lower than if other methods are used.

o NON-DIVERSIFICATION
To the extent a portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified portfolio and may be subject to greater risk of loss with respect to its portfolio securities.

o FUTURES AND OPTIONS
Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

     o Inaccurate market predictions
     o Imperfect correlation
     o Illiquidity
     o Tax considerations

The portfolios are not required to hedge their investments.

o FOREIGN SECURITIES
Investments in foreign securities involve risks relating to political, social and economic developments abroad as well as risks resulting from differences in regulations to which U.S. and foreign issuers and markets are subject. To the extent a portfolio invests in emerging markets, these risks would be greater. These risks include:

     o Changes in currency values
     o Currency speculation
     o Currency trading costs
     o Different accounting and reporting practices
     o Less information available to the public
     o Less (or different) regulation of securities markets
     o More complex business negotiations
     o Less liquidity
     o More fluctuations in market prices
     o Delays in settling foreign securities transactions
     o Higher transaction costs
     o Higher costs for holding foreign securities (custodial fees)
     o Vulnerability to seizure and taxes
     o Political instability and small markets
     o Different market trading days

o ADRS
Many securities of foreign issuers are represented by American Depositary Receipts (ADRs). While ADRs principally are traded on domestic securities exchanges, investing in ADRs involves many of the same risks associated with foreign securities in general. These risks include:

     o Changes in currency value
     o Currency speculation
     o Currency trading costs
     o More fluctuations in market prices
     o Less information available

o CONVERTIBLES
As with all debt securities, the market value of convertibles tends to decline as interest rates increase and, conversely, to increase as interest rates decline.

o VALUE INVESTING RISK
Undervalued stocks may not realize their perceived value for extended periods of time. Value stocks may respond differently to market and other developments than other types of stocks. Value oriented funds will typically underperform when growth investing is in favor.

o LEVERAGING
Leveraging by a portfolio involves special risks:

    o Leveraging practices may make a portfolio more volatile

    o Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the portfolio's securities


                                  Prospectus 7

    o Money borrowed for leveraging is subject to interest costs

    o Minimum average balances may need to be maintained or a line of credit in connection with borrowing may be necessary resulting in an increase in the cost of borrowing over the stated interest rate.

YOU MAY LOSE MONEY IF YOU INVEST IN ANY OF THE AGGRESSIVE EQUITY PORTFOLIOS.

[GRAPHIC OMITTED] INVESTOR PROFILES

WRL VKAM EMERGING GROWTH
For the investor who seeks greater opportunities for growth of capital but who is willing to accept special risks.

WRL T. ROWE PRICE SMALL CAP
For the investor who wants an aggressive, long-term approach to building capital and who is comfortable with significant fluctuations inherent to small-cap stock investing.

WRL GOLDMAN SACHS SMALL CAP
For the investor who seeks long-term growth of capital, who can tolerate the fluctuations inherent in small-cap investing and is willing to accept the special risks involved in quantitative stock selection techniques.

WRL PILGRIM BAXTER MID CAP GROWTH
For the investor who wants long-term growth of capital and who can tolerate the fluctuations inherent in stock investing.

WRL ALGER AGGRESSIVE GROWTH
For the investor who seeks capital growth aggressively, and can tolerate wide swings in the value of their investment.

WRL THIRD AVENUE VALUE
For the investor who is willing to hold shares through periods of market fluctuations and the accompanying changes in share prices.


                                  Prospectus 8

[GRAPHIC OMITTED]  PORTFOLIO PERFORMANCE

The bar charts and tables below give an indication of the portfolios' risks and performance. The charts show changes in a portfolio's performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts. These fees and expenses would lower investment performance. The tables show how a portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance.

Because the WRL T. Rowe Price Small Cap, WRL Goldman Sachs Small Cap and WRL Pilgrim Baxter Mid Cap Growth portfolios commenced operations in 1999, their performance history is not included.

WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT A PORTFOLIO'S PERFORMANCE IN PAST YEARS IS NOT NECESSARILY AN INDICATION OF HOW A PORTFOLIO WILL DO IN THE FUTURE.

WRL VKAM EMERGING GROWTH
--------------------------------------------------------------------------------

[GRAPH OMITTED]

1994      1995      1996      1997      1998
----      ----      ----      ----      ----
(7.36)%   46.79%    18.88%    21.45%    37.33%

         HIGHEST AND LOWEST RETURN
           (Quarterly 1993-1998)
-------------------------------------------
                             QUARTER ENDED
Highest      28.19 %            12/31/98
Lowest       (12.53)%            9/30/98

--------------------------------------------------------------------------------

                 AVERAGE ANNUAL TOTAL RETURNS
                 (through December 31, 1998)
--------------------------------------------------------------
                                                    SINCE
                                                  INCEPTION
                        1 YEAR     5 YEARS     (MARCH 1, 1993)
WRL VKAM
   Emerging Growth     37.33%      21.95%           23.09%
S&P 500 Index          28.58%      24.06%           21.81%

--------------------------------------------------------------------------------


 WRL ALGER AGGRESSIVE GROWTH
--------------------------------------------------------------------------------

[GRAPH OMITTED]

1995      1996      1997      1998
----      ----      ----      ----
38.02%    10.45%    24.25%    48.69%

        HIGHEST AND LOWEST RETURN
          (Quarterly 1994-1998)
------------------------------------------
                            QUARTER ENDED
Highest      29.30 %         12/31/98
Lowest       (9.72)%          9/30/98

--------------------------------------------------------------------------------

            AVERAGE ANNUAL TOTAL RETURNS
            (through December 31, 1998)
----------------------------------------------------
                                          SINCE
                                        INCEPTION
                         1 YEAR      (MARCH 1, 1994)
WRL Alger
   Aggressive Growth     48.69%           23.54%
S&P 500 Index            28.58%           24.80%

--------------------------------------------------------------------------------

                                  Prospectus 9

WRL THIRD AVENUE VALUE
--------------------------------------------------------------------------------

[GRAPH OMITTED]

1998
----
-6.84%

         HIGHEST AND LOWEST RETURN
             (Quarterly 1998)
-------------------------------------------
                             QUARTER ENDED
Highest       17.85 %          12/31/98
Lowest       (17.57)%           9/30/98

--------------------------------------------------------------------------------

        AVERAGE ANNUAL TOTAL RETURNS
         (through December 31, 1998)
---------------------------------------------
                                  Since
                                Inception
                            (January 2, 1998)
WRL Third Avenue Value            (6.84)%
S&P 500 Index                     28.58 %

--------------------------------------------------------------------------------

                                 Prospectus 10

FOREIGN EQUITY PORTFOLIOS

WRL GE/SCOTTISH EQUITABLE INTERNATIONAL EQUITY (FORMERLY INTERNATIONAL EQUITY
   PORTFOLIO)

WRL JANUS GLOBAL (FORMERLY GLOBAL PORTFOLIO)


THIS RISK/RETURN SUMMARY BRIEFLY DESCRIBES EACH FOREIGN EQUITY PORTFOLIO OF THE FUND AND THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS. FOR FURTHER INFORMATION ON THESE PORTFOLIOS, PLEASE READ THE SECTION ENTITLED "EXPLANATION OF STRATEGIES AND RISKS," BEGINNING ON PAGE 39, AND THE FUND'S SAI.

[GRAPHIC OMITTED]  OBJECTIVES

WRL GE/SCOTTISH EQUITABLE INTERNATIONAL EQUITY
This Portfolio seeks long-term growth of capital.

WRL JANUS GLOBAL
This Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital.

   WHAT IS A FOREIGN EQUITY PORTFOLIO?
   This type of portfolio principally invests in equity securities of companies located outside the U.S.


[GRAPHIC OMITTED]  POLICIES AND STRATEGIES

WRL GE/SCOTTISH EQUITABLE INTERNATIONAL EQUITY
The portfolio's sub-advisers, GE Investment Management Incorporated (GEIM) and Scottish Equitable Investment Management Limited (SEIM), seek to achieve the portfolio's investment objective by investing principally in:

    o Common stocks and other equity securities of companies located in developed and developing countries other than the U.S. Equity securities are defined to include common stocks, preferred stocks, convertible preferred stocks and convertible bonds, debentures and notes, depositary receipts, and rights and warrants.

Each day, the cash that flows into the portfolio for investment is divided equally by SEIM and GEIM, and they manage each portion separately from then on.

Normally, 65% of the portfolio's assets are invested in at least 50 equity securities of companies located in 15 to 25 different countries. Under certain circumstances, the portfolio may invest in securities of companies located in the U.S. The portfolio is never invested in companies of fewer than 12 countries other than the U.S. The portfolio may invest to a lesser extent in debt securities.

The portfolio managers consider the following factors in determining where an issuer is located: country of organization, primary securities trading market, location of assets or where the issuer derives at least half of its revenues and profits.

The portfolio invests, not only in the larger markets of Europe and Japan, but also, to a lesser extent, in the smaller markets of Asia, Emerging Europe, Latin America, and other emerging markets.

Overseas economies usually don't move in the same direction and operate differently. This creates situations the portfolio aims to take advantage of through asset allocation among international markets.

The portfolio may use various investment techniques to adjust the portfolio's investment exposure, but there is no guarantee that these techniques will work.

SEIM looks for countries where economic growth conditions are favorable and where stock market valuations don't reflect that potential. It then looks for companies in those countries whose earnings potential is not reflected in the share price.

GEIM looks for companies expected to grow faster than relevant markets, and whose security price doesn't fully reflect that. Attributes of such companies are low prices relative to their long-term cash earnings potential, potential for significant improvement in the company's business, financial strength and sufficient liquidity. Stock selection is key to the performance of the portfolio.


                                 Prospectus 11

WRL JANUS GLOBAL
The portfolio's sub-adviser, Janus Capital Corporation (Janus) seeks to achieve the portfolio's investment objective by investing principally in:

o Common stocks of foreign and domestic issuers
o Depositary receipts including ADRs, GDRs and EDRs

The portfolio may also use forward foreign currency contracts for hedging.

Janus' main strategy is to use a "bottom up" approach to build the portfolio's portfolio. They seek to identify individual companies with earnings growth potential that may not be recognized by the market at large.

Foreign securities are generally selected on a stock-by-stock basis without regard to defined allocation among countries or geographic regions.

When evaluating foreign investments, Janus (in addition to looking at individual companies) considers such factors as:

     o Expected levels of inflation in various countries
     o Government policies that might affect business conditions
     o The outlook for currency relationships
     o Prospects for economic growth among countries, regions or geographic areas

   WHAT IS A "BOTTOM-UP" APPROACH?
   When portfolio managers use a "bottom-up" approach, they look primarily at individual companies against the context of broader market factors.


[GRAPHIC OMITTED]  RISKS OF INVESTING IN FOREIGN EQUITY PORTFOLIOS

The principal risks of investing in Foreign Equity Portfolios that may adversely affect your investment are described below. (Not all of these risks apply to each Foreign Equity Portfolio. See the chart below for the principal risks of your portfolio.) Please note that there are many other circumstances which could adversely affect your investment and prevent a portfolio from achieving its objective, which are not described here. Please refer to the section entitled "Explanation of Strategies and Risks" beginning on page 39, and the Fund's SAI for more information about the risks associated with investing in the Foreign Equity Portfolios.

                                PRINCIPAL RISKS
                           FOREIGN EQUITY PORTFOLIOS

                                    PORTFOLIO
                                    ---------
                                  WRL
                              GE/SCOTTISH
                               EQUITABLE        WRL
                             INTERNATIONAL     JANUS
RISKS                            EQUITY        GLOBAL
-----
STOCKS                                  X          X
FOREIGN SECURITIES                      X          X
EMERGING MARKETS RISK                   X          X
FORWARD FOREIGN CURRENCY
   CONTRACTS                            X          X
DEPOSITARY RECEIPTS                     X          X
WARRANTS & RIGHTS                       X          X
VALUE INVESTING RISK                    X
CONVERTIBLES                            X

o STOCKS
While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

o FOREIGN SECURITIES
Investments in foreign securities involve risks relating to political, social and economic developments abroad as well as risks resulting from differences in regulations to which U.S. and foreign issuers and markets are subject. To the extent a portfolio invests in emerging markets, these risks would be greater. These risks include:

     o Changes in currency values
     o Currency speculation
     o Currency trading costs
     o Different accounting and reporting practices
     o Less information available to the public
     o Less (or different) regulation of securities markets
     o Greater complex business negotiations
     o Less liquidity
     o More fluctuations in prices
     o Delays in settling foreign securities transactions
     o Higher costs for holding shares (custodial fees)
     o Higher transaction costs

                                 Prospectus 12

     o Vulnerability to seizure and taxes
     o Political instability and small markets
     o Different market trading days
     o Forward foreign currency contracts for hedging

o EMERGING MARKETS RISK
Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

o FORWARD FOREIGN CURRENCY CONTRACTS
Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of portfolio securities decline.

Such hedging transactions preclude the opportunity for gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the portfolio's limitation on investing in illiquid securities.

If the portfolio manager's judgment of markets proves incorrect or the strategy does not correlate well with a portfolio's investment, the use of such hedging transactions could result in a loss regardless of whether the intent was to reduce risk or increase return and may increase a portfolio's volatility. In addition, in the event that non-exchange traded forward currency contracts are used, such transactions could result in a loss if the counterparty to the transaction does not perform as promised.

o CONVERTIBLES
As with all debt securities, the market value of convertibles tends to decline as interest rates increase and, conversely, to increase as the interest rates decline.

o WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

o DEPOSITARY RECEIPTS
Depositary receipts represent interests in an account at a bank or trust company which holds equity securities. They are subject to some of the same risks as direct investments in foreign securities, including currency risk. The regulatory requirements with respect to depositary receipts that are issued in sponsored and unsponsored programs are generally similar, but the issuers of unsponsored depositary receipts are not obligated to disclose material information in the U.S., and, therefore, such information may not be reflected in the market value of the depositary receipts.

o VALUE INVESTING RISK
Undervalued stocks may not realize their perceived value for extended periods of time. Value stocks may respond differently to market and other developments than other types of stocks. Value oriented funds will typically underperform when growth investing is in favor.

YOU MAY LOSE MONEY IF YOU INVEST IN ANY OF THE FOREIGN EQUITY PORTFOLIOS.


[GRAPHIC OMITTED]  INVESTOR PROFILES

WRL GE/SCOTTISH EQUITABLE INTERNATIONAL EQUITY
For the investor who seeks long-term capital growth through foreign investments, and who is able to tolerate the significant risks in such investments.

WRL JANUS GLOBAL
For the investor who seeks capital growth without being limited to investments in U.S. securities, and who can tolerate the significant risks associated with foreign investing.


                                 Prospectus 13

[GRAPHIC OMITTED]  PORTFOLIO PERFORMANCE

The bar charts and tables below give an indication of the portfolios' risks and performance. The charts show changes in a portfolio's performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts. These fees and expenses would lower investment performance. The tables show how a portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance.

WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT A PORTFOLIO'S PERFORMANCE IN PAST YEARS IS NOT NECESSARILY AN INDICATION OF HOW A PORTFOLIO WILL DO IN THE FUTURE.

WRL GE/SCOTTISH EQUITABLE INTERNATIONAL EQUITY
--------------------------------------------------------------------

[GRAPH OMITTED]

1997      1998
----      ----
7.50%     12.85%

         HIGHEST AND LOWEST RETURN
           (Quarterly 1997-1998)
--------------------------------------------
                              QUARTER ENDED
 Highest       16.39 %          12/31/98
 Lowest       (17.69)%           9/30/98

--------------------------------------------------------------------------------

                AVERAGE ANNUAL TOTAL RETURNS
                (through December 31, 1998)
------------------------------------------------------------
                                                 SINCE
                                               INCEPTION
                                1 YEAR     (JANUARY 2, 1997)
WRL GE/Scottish Equitable
   International Equity        12.85%            10.17%
Morgan Stanley Capital
   International-Europe,
   Asia & Far East
   (MSCI-EAFE)                 13.13%             6.36%

--------------------------------------------------------------------------------


 WRL JANUS GLOBAL
--------------------------------------------------------------------------------

[GRAPH OMITTED]

1993      1994      1995      1996      1997      1998
----      ----      ----      ----      ----      ----
35.05%    0.25%     23.06%    27.74%    18.75%    30.01%

         HIGHEST AND LOWEST RETURN
           (Quarterly 1992-1998)
--------------------------------------------
                              QUARTER ENDED
 Highest       20.82 %          12/31/98
 Lowest       (16.52)%           9/30/98

--------------------------------------------------------------------------------

                 AVERAGE ANNUAL TOTAL RETURNS
                  (through December 31, 1998)
---------------------------------------------------------------
                                                   SINCE
                                                 INCEPTION
                      1 YEAR     5 YEARS     (DECEMBER 3, 1992)
WRL Janus Global      30.01%      19.46%           21.94%
Morgan Stanley
   Capital
   International
   World Index        24.34%      16.11%           17.16%

--------------------------------------------------------------------------------

                                  Prospectus 14

GROWTH EQUITY PORTFOLIOS

WRL SALOMON ALL CAP

WRL JANUS GROWTH (FORMERLY GROWTH PORTFOLIO)

WRL GOLDMAN SACHS GROWTH

WRL C.A.S.E. GROWTH (FORMERLY C.A.S.E. GROWTH PORTFOLIO)

WRL GE U.S. EQUITY (FORMERLY U.S. EQUITY PORTFOLIO)

WRL DREYFUS MID CAP

WRL NWQ VALUE EQUITY (FORMERLY VALUE EQUITY PORTFOLIO)

WRL T. ROWE PRICE DIVIDEND GROWTH


THIS RISK/RETURN SUMMARY BRIEFLY DESCRIBES EACH GROWTH EQUITY PORTFOLIO OF THE FUND AND THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS. FOR FURTHER INFORMATION ON THESE PORTFOLIOS, PLEASE READ THE SECTION ENTITLED "EXPLANATION OF STRATEGIES AND RISKS," BEGINNING ON PAGE 39, AND THE FUND'S SAI.

[GRAPHIC OMITTED]  OBJECTIVES

WRL SALOMON ALL CAP
This portfolio seeks capital appreciation.

WRL JANUS GROWTH
This portfolio seeks growth of capital.

WRL GOLDMAN SACHS GROWTH
This portfolio seeks long-term growth of capital.

WRL C.A.S.E. GROWTH
This portfolio seeks annual growth of capital through investment in companies whose management, financial resources and fundamentals appear attractive on a scale measured against each company's present value.

WRL GE U.S. EQUITY
This portfolio seeks long-term growth of capital.

WRL DREYFUS MID CAP
This portfolio seeks total investment returns (including capital appreciation and income) which consistently outperform the S&P 400 Mid Cap Index.

WRL NWQ VALUE EQUITY
This portfolio seeks to achieve maximum, consistent total return with minimum risk to principal.

WRL T. ROWE PRICE DIVIDEND GROWTH
This portfolio seeks to provide an increasing level of dividend income, long-term capital appreciation, and reasonable current income through investments primarily in dividend paying stocks.

   WHAT IS A GROWTH EQUITY PORTFOLIO?

   Each growth equity portfolio invests in the common stock of companies that offer potentially rising share prices. These portfolios primarily aim to provide capital appreciation (a rise in share price) rather than steady income.

[GRAPHIC OMITTED]  POLICIES AND STRATEGIES

WRL SALOMON ALL CAP
The portfolio's sub-adviser, Salomon Brothers Asset Management Inc. (SBAM), seeks to achieve the portfolio's investment objective by investing principally in:

o Common stocks
o Convertible securities

                                 Prospectus 15

To a lesser extent, the portfolio may invest in:

o Cash and cash equivalents

This portfolio is non-diversified. The portfolio will primarily invest in common stocks, or securities convertible into or exchangeable for common stocks, such as convertible preferred stocks or convertible debentures.

The portfolio's classification as "non-diversified" under the 1940 Act means that the portfolio has the ability to take larger positions in a smaller number of issuers. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

In seeking capital appreciation, the portfolio may purchase securities of: seasoned issuers; small companies; newer companies; and new issues. The portfolio may be subject to wide fluctuations in market value. Portfolio securities may have limited marketability or may be widely and publicly traded.

SBAM anticipates that the portfolio's investments generally will be in securities of companies which it considers to reflect the following characteristics:

    o Undervalued share prices
    o Special situations such as existing or possible changes in management or management policies, corporate structure or control, capitalization, regulatory environment, or other circumstances which could be expected to favor earnings or market price of such company's shares
    o Growth potential due to technological advances, new methods in marketing or production, new or unique products or services, changes in demands for products or services or other significant new developments

SBAM uses a "bottom-up," fundamental research process to select the portfolio's securities. They seek to identify individual companies with earnings growth potential that may not be recognized by the market.

SBAM may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to pursue its investment objective.

WRL JANUS GROWTH
The Portfolio's sub-adviser, Janus Capital Corporation (Janus), seeks to achieve the portfolio's objective by investing principally in:

o Common stocks

The portfolio's strategy is to invest almost all of its assets in common stock at times when Janus believes the market environment favors such investing.

Janus generally takes a "bottom-up" approach to building the stock portfolio. In other words, Janus seeks to identify individual companies with earnings growth potential that may not be recognized by the stock market at large.

Although themes may emerge in the portfolio, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration for the portfolio and any income realized on the portfolio's investments is incidental to its objective.

Janus may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse market conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective.

WRL GOLDMAN SACHS GROWTH
The portfolio's sub-adviser, Goldman Sachs Asset Management (GSAM), seeks to achieve the portfolio's objective by investing principally in:

o Equity securities

The portfolio will invest at least 90% of total assets in a diversified portfolio of equity securities that are considered by GSAM to have long-term capital appreciation potential. Although the portfolio will invest primarily in publicly traded U.S. securities, it may invest up to 10% of its total assets in foreign securities,


                                  Prospectus 16
including securities of issuers in emerging (developing) countries and securities quoted in foreign currencies.

Equity securities for this portfolio are selected based on their prospects for above-average growth. GSAM will select securities of growth companies trading, in GSAM's opinion, at a reasonable price relative to other industries, competitors and historical price/earnings multiples.

In order to determine whether a security has favorable growth prospects, GSAM ordinarily looks for one or more of the following characteristics in relation to the security's prevailing price:

    o prospects for above average sales and earnings growth per share
    o high return on invested capital
    o free cash flow generation
    o sound balance sheet, financial and accounting policies, and overall financial strength
    o strong competitive advantages
    o effective research, product development, and marketing
    o pricing flexibility
    o strength of management
    o general operating characteristics that will enable the company to compete successfully in its marketplace

The portfolio generally will invest in companies whose earnings are believed to be in a relatively strong growth trend, or, to a lesser extent, in companies in which significant further growth is not anticipated, but whose market value per share is thought to be undervalued.

GSAM may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective.

WRL C.A.S.E. GROWTH
The portfolio's sub-adviser, C.A.S.E. Management, Inc. (C.A.S.E.), seeks to achieve the portfolio's investment objective by investing principally in:

o Common stocks

o Preferred stocks

o Convertible stocks

Using proprietary forms of research, C.A.S.E. selects companies after evaluating the current economic cycle, and identifying potentially attractive sectors, industries and company-specific circumstances.

C.A.S.E. invests in common, preferred and convertible stocks of companies that it believes show below-market risk, supported by below-market multiples, along with above-average fundamentals. These fundamentals include return on equity, price-to-earnings ratio and other balance sheet factors that contribute to long-term capital growth.

The portfolio's assets are invested in companies whose stocks are traded on national exchanges or over-the-counter markets. C.A.S.E. focuses on companies that are fundamentally strong compared to other companies in the same industry, the same sector and the broad market.

C.A.S.E. applies its proprietary forms of research to companies that exhibit superior products and above-average growth rates along with sound management and financials.

Each company selected for the portfolio is monitored against more than two dozen measures of financial strength, including:

     o insiders' activity
     o market style leadership
     o earnings surprise
     o analysts' change in earnings projections
     o return on equity
     o 5-year earnings-per-share growth rate

                                 Prospectus 17

     o price-earnings ratio
     o price-to-book ratio
     o price-to-cash flow
     o institutional activity and holdings
     o relative strength price change
     o price-to-200-day moving average
     o price-to-historical rising inflation
     o price-to-declining U.S. dollar
     o earnings projected change
     o quarterly earnings per-share growth rate

Stocks are sold when C.A.S.E. views them as overvalued, or when C.A.S.E. feels the stocks have lost their strong fundamentals.

In seeking to achieve the investment objective of the portfolio, C.A.S.E. will make investment decisions without giving consideration to the turnover rate of the portfolio. As a result, the turnover rate of the portfolio may be higher than other comparable portfolios. Consequently, the portfolio may incur higher transaction related expenses than portfolios that do not engage in frequent trading.

WRL GE U.S. EQUITY
The portfolio's sub-adviser, GE Investment Management Incorporated (GEIM), seeks to meet the portfolio's investment objective by investing primarily in:

o Common and preferred stock

o Convertible securities (convertible preferred stock, convertible bonds, convertible debentures, convertible notes)

o Depositary receipts (ADRs, EDRs and GDRs)

o Warrants and rights

GEIM, under normal conditions, invests at least 65% of its assets in equity securities of U.S. companies. GEIM combines "value" and "growth" investment management styles. As a result, the portfolio has characteristics similar to the S&P 500, including capital appreciation and income. Stock selection is key to the portfolio.

Through fundamental company research, the portfolio managers seek to identify securities of large companies with characteristics such as: attractive valuations, financial strength and high quality management focused on generating shareholder value.

The portfolio may also invest to a lesser extent in foreign securities and debt securities.

WRL DREYFUS MID CAP
The portfolio's sub-adviser, The Dreyfus Corporation (Dreyfus), seeks to achieve the portfolio's investment objective by investing principally in:

o Common stocks of medium capitalization companies

To a lesser extent, Dreyfus may invest portfolio assets in:

o Common stocks of large and small capitalization companies, including emerging (developing) and cyclical growth companies

Dreyfus seeks to have a diversified portfolio of the common stocks of mid-capitalization companies which offer above-average potential for appreciation based on its multi-factor evaluation approach. The multi-factor evaluation approach centers around the ability to identify and dynamically weigh the fundamental characteristics driving current market returns, and to construct portfolios by actively selecting stocks possessing positive exposure to these preferred characteristics.

Generally, the factors which drive the investment process can be classified into three categories:

o Earnings momentum indicators

o Company financial attributes

o Relative Value Measures

WRL NWQ VALUE EQUITY
The portfolio's sub-adviser, NWQ Investment Management Company, Inc. (NWQ), seeks to achieve its objective by investing principally in:

o Common stocks

To a lesser extent, NWQ may invest portfolio assets in:

o Money market and short-term instruments (Treasury Bills)

o ADRs and exchange listed foreign stocks


                                 Prospectus 18

NWQ employs a value-oriented approach to investing, combining top-down and bottom-up disciplines.

NWQ will use statistical measures to look for above-average stock valuations, screening for below-average price-to-earnings and price-to-book ratios, above-average dividend yields and strong financial stability.

NWQ also identifies those market sectors believed to benefit from long-term positive fundamentals, and focuses on the companies within these sectors which represent above-average statistical value and are undervalued when purchased.

The portfolio consists primarily of mid-capitalization to large capitalization companies. NWQ considers the following when making a security selection:

o below-average price-to-earnings ratios

o below-average price-to-book

o strong financial stability

o industries/sectors with strong long-term fundamentals

o leading/strong market positions

o uses earnings averaged over both strong and weak periods in evaluating cyclical companies

WRL T. ROWE PRICE DIVIDEND GROWTH
The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price), seeks to achieve the portfolio's objective by investing principally in:

o Dividend-paying common stocks with favorable prospects for increasing dividends and long-term appreciation

To a lesser extent, T. Rowe Price may invest in:

o Foreign securities

o Futures

T. Rowe Price typically invests at least 65% of total assets in common stocks of dividend-paying companies that it expects to increase their dividends over time and also provide long-term appreciation.

T. Rowe Price believes that a track record of dividend increases is an excellent indicator of financial health and growth prospects, and over the long-term, income can contribute significantly to total return. Dividends can also help reduce the portfolio's volatility during periods of market turbulence and help offset losses when stock prices are falling.

T. Rowe Price looks for stocks with sustainable, above-average growth in earnings and dividends, and attempts to buy them when they are temporarily out of favor or undervalued by the market. In selecting investments,
T. Rowe Price favors companies with one or more of the following:

    o Either a track record of, or the potential for, above-average earnings and dividend growth
    o A competitive current dividend yield
    o A sound balance sheet and solid cash flow to support future dividend increases
    o A sustainable competitive advantage and leading market position
    o Attractive valuations such as a relatively high dividend yield

While the portfolio invests primarily in common stocks, T. Rowe Price may also purchase other securities including foreign securities, convertible securities, warrants, preferred stocks, and corporate and government debt when considered consistent with the portfolio's objective. Futures and options may be used for any number of reasons, including: managing the portfolio's exposure to securities prices and foreign currencies; to enhance income; to manage cash flows efficiently; or to protect the value of portfolio securities.

The portfolio may sell securities for a variety of reasons such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

[GRAPHIC OMITTED]  RISKS

The principal risks of investing in Growth Equity Portfolios that may adversely affect your investment are described below. (Not all of these risks apply to each Growth Equity Portfolio. See the chart below for the principal risks of your portfolio.) Please note that there are many other circumstances which could adversely affect your investment and prevent a portfolio from achieving its objective, which are not described here.


                                 Prospectus 19

Please refer to the section entitled "Explanation of Strategies and Risks," beginning on page 39, and the Fund's SAI for more information about the risks associated with investing in the Growth Equity Portfolios.

                                PRINCIPAL RISKS
                           GROWTH EQUITY PORTFOLIOS

                                                                       PORTFOLIO
                                                                       ---------
                                                                                                                    WRL
                                                        WRL                                              WRL      T. ROWE
                                 WRL         WRL      GOLDMAN        WRL         WRL         WRL         NWQ       PRICE
                               SALOMON      JANUS      SACHS      C.A.S.E.     GE U.S.     DREYFUS      VALUE     DIVIDEND
RISKS                          ALL CAP     GROWTH      GROWTH      GROWTH       EQUITY     MID CAP     EQUITY      GROWTH
-----
NON-DIVERSIFICATION                 X
STOCKS                              X          X           X            X           X           X          X            X
MEDIUM SIZED COMPANIES                         X                                                X
FOREIGN SECURITIES                             X           X                        X                      X            X
EMERGING MARKETS RISK                          X           X                        X
CONVERTIBLES                        X                                   X           X                                   X
PROPRIETARY RESEARCH                                                    X
STYLE RISK                          X          X           X            X           X           X          X            X
FUTURES AND OPTIONS                            X                                                X                       X
DEPOSITARY RECEIPTS                                                                 X                      X            X
WARRANTS & RIGHTS                              X                                    X
DIVIDEND-PAYING COMPANIES                                                                                               X

o NON-DIVERSIFICATION
To the extent a portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified portfolio and may be subject to greater risk of loss with respect to its portfolio securities.

o STOCKS
While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio go up and down.

o MEDIUM-SIZED COMPANIES
These companies present additional risks because their earnings may be less predictable, their share price more volatile, and their securities less liquid than larger more established companies.

o FOREIGN SECURITIES
Investments in foreign securities involve risks relating to political, social and economic developments abroad as well as risks resulting from differences in regulations to which U.S. and foreign issuers and markets are subject. These risks include:

     o Changes in currency values
     o Currency speculation
     o Currency trading costs
     o Different accounting and reporting practices
     o Less information available to the public
     o Less (or different) regulation of securities markets

                                 Prospectus 20

     o More complex business negotiations
     o Less liquidity
     o More fluctuations in market prices
     o Delays in settling foreign securities transactions
     o Higher costs for holding foreign securities (custodial fees)
     o Higher transaction costs
     o Vulnerability to seizure and taxes
     o Political instability and small markets
     o Different market trading days


o EMERGING MARKETS RISK
Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

o CONVERTIBLES
As with all debt securities, the market value of convertibles tends to decline as interest rates increase and, conversely, increase as interest rates decline.

o PROPRIETARY RESEARCH
Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

o DIVIDEND-PAYING COMPANIES (WRL T. ROWE PRICE DIVIDEND GROWTH)
T. Rowe Price's emphasis on dividend-paying companies could result in a concentration in large-capitalization stocks. At times, stocks such as these may lag shares of smaller, faster-growing companies. The portfolio's efforts to buy stocks that appear temporarily out of favor also carries the risk that a stock or group of stocks may remain out of favor for a long time and may continue to decline.

o  STYLE RISK
Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may underperform other portfolios that employ a different style. A portfolio also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company securities.

     o GROWTH INVESTING RISK
       Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth oriented funds will typically underperform when value investing is in favor.

o FUTURES AND OPTIONS
Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

o Inaccurate market predictions

o Imperfect correlation

o Illiquidity

o Tax considerations

The portfolios are not required to hedge their investments.

o WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.



                                 Prospectus 21

o DEPOSITARY RECEIPTS
Depositary receipts represent interests in an account at a bank or trust company which holds equity securities. They are subject to some of the same risks as direct investments in foreign securities, including currency risk. The regulatory requirements with respect to depositary receipts that are issued in sponsored and unsponsored programs are generally similar, but the issuers of unsponsored depositary receipts are not obligated to disclose material information in the U.S., and, therefore, such information may not be reflected in the market value of the depositary receipts.

YOU MAY LOSE MONEY IF YOU INVEST IN ANY OF THE GROWTH EQUITY PORTFOLIOS.

[GRAPHIC OMITTED]  INVESTOR PROFILES

WRL SALOMON ALL CAP
For the investor who wants long-term growth of capital and who can tolerate the risks of a non-diversified portfolio and fluctuations in their investment.

WRL JANUS GROWTH
For the investor who wants capital growth in a broadly diversified stock portfolio, and who can tolerate significant fluctuations in value.

WRL GOLDMAN SACHS GROWTH
For the investor who seeks long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

WRL C.A.S.E. GROWTH
For the investor who seeks growth on a quarterly basis, but wants a diversified portfolio that seeks to have investments in companies that have below market risk characteristics. The investor should be comfortable with the price fluctuations of a stock portfolio.

WRL GE U.S. EQUITY
For the investor who seeks long-term growth from a diversified portfolio that combines "value" and "growth" investment management styles. As a result, the portfolio will have characteristics similar to the S&P 500. The investor should be comfortable with the price fluctuations of a stock portfolio and be willing to accept higher short-term risk for potential long-term returns.

WRL DREYFUS MID CAP
For the investor who seeks total returns exceeding the S&P 400 Mid Cap Index and who can tolerate fluctuations inherent to mid-cap stock investing.

WRL NWQ VALUE EQUITY
For the investor who seeks both capital preservation and long-term capital appreciation and who can tolerate fluctuations inherent in stock investing.

WRL T. ROWE PRICE DIVIDEND GROWTH
For the investor who wants a reasonable level of current income from equity investments that has the potential to rise faster than inflation, along with capital appreciation and who can tolerate significant fluctuations in the value of their investment.


                                 Prospectus 22

[GRAPHIC OMITTED]  PORTFOLIO PERFORMANCE

The bar charts and tables below give an indication of the portfolios' risks and performance. The charts show changes in a portfolio's performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts. These fees and expenses would lower investment performance. The tables show how a portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance.

Because the WRL Salomon All Cap, WRL Goldman Sachs Growth, WRL Dreyfus Mid Cap, and WRL T. Rowe Price Dividend Growth portfolios commenced operations in 1999, their performance history is not included.

WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT A PORTFOLIO'S PERFORMANCE IN PAST YEARS IS NOT NECESSARILY AN INDICATION OF HOW A PORTFOLIO WILL DO IN THE FUTURE.

WRL JANUS GROWTH
--------------------------------------------------------------------------------

[GRAPH OMITTED]

1989    1990    1991    1992    1993    1994    1995    1996     1997     1998
----    ----    ----    ----    ----    ----    ----    ----     ----     ----
47.04%  (0.22)% 59.79%  2.35%   3.97%   (8.31)% 47.12%  17.96%   17.54%   64.47%


         HIGHEST AND LOWEST RETURN
           (Quarterly 1988-1998)
-------------------------------------------
                             QUARTER ENDED
Highest       28.73 %          12/31/98
Lowest       (16.60)%           9/30/90

--------------------------------------------------------------------------------

            AVERAGE ANNUAL TOTAL RETURNS
             (through December 31, 1998)
-----------------------------------------------------
                     1 YEAR     5 YEARS     10 YEARS
WRL Janus Growth     64.47%      25.20%       22.61%
S&P 500 Index        28.58%      24.06%       19.21%

--------------------------------------------------------------------------------


 WRL C.A.S.E. GROWTH
--------------------------------------------------------------------------------

[GRAPH OMITTED]

1996      1997      1998
----      ----      ----
17.50%    15.03%     2.47%

         HIGHEST AND LOWEST RETURN
           (Quarterly 1995-1998)
-------------------------------------------
                             QUARTER ENDED
Highest       26.60 %          12/31/98
Lowest       (22.50)%           9/30/98

--------------------------------------------------------------------------------

           AVERAGE ANNUAL TOTAL RETURNS
            (through December 31, 1998)
---------------------------------------------------
                                          SINCE
                                        INCEPTION
                          1 YEAR      (MAY 1, 1995)
WRL C.A.S.E. Growth        2.47%          15.01%
Wilshire 5000 Index       21.72%          24.69%

--------------------------------------------------------------------------------


                                 Prospectus 23

 WRL GE U.S. EQUITY
--------------------------------------------------------------------------------

[GRAPH OMITTED]

1997      1998
----      ----
27.01%    22.87%

         HIGHEST AND LOWEST RETURN
           (Quarterly 1997-1998)
--------------------------------------------
                              QUARTER ENDED
 Highest       19.59 %          12/31/98
 Lowest       (10.14)%           9/30/98

--------------------------------------------------------------------------------

            AVERAGE ANNUAL TOTAL RETURNS
            (through December 31, 1998)
----------------------------------------------------
                                         SINCE
                                       INCEPTION
                        1 YEAR     (JANUARY 2, 1997)
WRL GE U.S. Equity      22.87%           25.00%
S&P 500 Index           28.58%           31.13%

--------------------------------------------------------------------------------

 WRL NWQ VALUE EQUITY
--------------------------------------------------------------------------------

[GRAPH OMITTED]

1997      1998
----      ----
25.04%    -4.78%

         HIGHEST AND LOWEST RETURN
           (Quarterly 1996-1998)
--------------------------------------------
                              QUARTER ENDED
 Highest       13.44 %           6/30/97
 Lowest       (17.95)%           9/30/98

--------------------------------------------------------------------------------

          AVERAGE ANNUAL TOTAL RETURNS
          (through December 31, 1998)
------------------------------------------------
                                       SINCE
                                     INCEPTION
                      1 YEAR       (MAY 1, 1996)
WRL NWQ Value
  Equity               (4.78)%        11.83%
S&P 500 Index          28.58 %        28.96%

--------------------------------------------------------------------------------

                                 Prospectus 24

BALANCED PORTFOLIOS

WRL DEAN ASSET ALLOCATION (FORMERLY TACTICAL ASSET ALLOCATION PORTFOLIO)

WRL LKCM STRATEGIC TOTAL RETURN (FORMERLY STRATEGIC TOTAL RETURN PORTFOLIO)

WRL J.P. MORGAN REAL ESTATE SECURITIES (FORMERLY REAL ESTATE SECURITIES
  PORTFOLIO)

WRL FEDERATED GROWTH & INCOME (FORMERLY GROWTH & INCOME PORTFOLIO)

WRL AEGON BALANCED (FORMERLY BALANCED PORTFOLIO)


THIS RISK/RETURN SUMMARY BRIEFLY DESCRIBES EACH BALANCED PORTFOLIO OF THE FUND AND THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS. FOR FURTHER INFORMATION ON THESE PORTFOLIOS, PLEASE READ THE SECTION ENTITLED "EXPLANATION OF STRATEGIES AND RISKS," BEGINNING ON PAGE 39, AND THE FUND'S SAI.

[GRAPHIC OMITTED]  OBJECTIVES

WRL DEAN ASSET ALLOCATION
The objective of this portfolio is to seek preservation of capital and competitive investment returns.

WRL LKCM STRATEGIC TOTAL RETURN
The objective of this portfolio is to provide current income, long-term growth of income and capital appreciation.

WRL J.P. MORGAN REAL ESTATE SECURITIES
This portfolio seeks long-term total return from investments primarily in equity securities of real estate companies. Total return will consist of realized and unrealized capital gains and losses plus income.

WRL FEDERATED GROWTH & INCOME
This portfolio seeks total return by investing in securities that have defensive characteristics. (These are securities that appear to have a low probability of significant price decline relative to the overall equity market. They also will, in the sub-adviser's view, generally have a comparatively low volatility in share price relative to the overall equity market.)

WRL AEGON BALANCED
This portfolio seeks preservation of capital, reduced volatility, and superior long-term risk-adjusted returns.

   WHAT IS A BALANCED PORTFOLIO?
   A balanced portfolio generally tries to balance three different objectives: moderate long-term growth of capital, moderate income, and moderate stability in an investor's principal. To reach these goals, balanced portfolios invest in a mixture of stocks, bonds and money market instruments.

[GRAPHIC OMITTED]  POLICIES AND STRATEGIES

WRL DEAN ASSET ALLOCATION
The portfolio's sub-adviser, Dean Investment Associates (Dean), seeks to achieve the portfolio's investment objective by investing principally in:

o Income-producing common and preferred stocks

o Debt obligations of U.S. issuers, some of which will be convertible into common stocks

o U.S. Treasury bonds, notes and bills

o Money market funds

In selecting stocks, Dean focuses on high-quality, liquid, large capitalization stocks, using a bottom-up screening process to identify stocks that are statistically undervalued. Dean's ultimate goal is to choose stocks whose price has been driven down by a market that has over-reacted to perceived risks. With this approach, the


                                 Prospectus 25
portfolio seeks to achieve a dividend income yield higher than that of the Russell 1000 Index, a widely recognized unmanaged index of market performance which measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 89% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $9.9 billion; the median market capitalization was approximately $3.7 billion. The smallest company in the index had an approximate market capitalization of $1,404.7 million.

Dean employs an investment technique called "asset allocation," which shifts assets from one class of investment to another (such as from equity to debt) when it anticipates changes in market direction.

Dean will seek to enhance returns in rising stock markets by increasing its allocation to equity, then protect itself in falling stock markets by reducing equity exposure and shifting into fixed-income investments, as well as into money market funds (up to 10% of total assets).

Dean has developed forecasting models to predict movements in the stock market for both short (12 to 18-month) and long (3 to 5-year) time periods. These models help compare the risks and rewards Dean anticipates in holding stocks versus debt instruments and money market funds. Such techniques may result in increased portfolio expenses such as brokerage fees.

Thus, the models determine when Dean is to "tactically" adjust the portfolio's asset allocation among stocks, bonds, U.S. debt obligations and money market funds.

WRL LKCM STRATEGIC TOTAL RETURN
The portfolio's sub-adviser, Luther King Capital Management Corporation (LKCM), seeks to achieve the portfolio's investment objective by investing primarily in:

o Common stocks

o Corporate bonds

o Convertible preferred stocks

o Corporate convertible bonds

o U.S. Treasury Notes

The portfolio seeks to invest in a blend of equity and fixed-income securities to achieve a balance of capital appreciation and investment income while limiting volatility. The portfolio will also invest in convertible securities, which have both equity and fixed-income characteristics. In choosing such securities, LKCM looks for companies with strong fundamental characteristics. It considers factors such as:

     o balance sheet quality
     o cash flow generation
     o earnings and dividend growth record and outlook
     o profitability levels

In some cases, LKCM bases its selections on other factors. For example, some securities may be bought at an apparent discount to their appropriate value, with the anticipation that they'll increase in value over time.

The portfolio seeks to achieve an income yield greater than the average yield of the stocks in the S&P 500.

The portfolio invests mainly in the stocks and bonds of companies with established operating histories and strong fundamental characteristics. The majority of the stocks the portfolio buys will be listed on a national exchange or traded on NASDAQ or domestic over-the-counter markets.

LKCM closely analyzes a company's financial status and a security's valuation in an effort to control risk at the individual level. In addition, the growth elements of the portfolio's equity investments drive capital appreciation.

As part of its income-oriented strategy, LKCM expects to invest about 25% of the portfolio's assets in fixed-income securities, some of which will be convertible into common stocks, and no more than 20% of its assets in stocks that don't pay a dividend.

WRL J.P. MORGAN REAL ESTATE SECURITIES
This portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (J.P. Morgan), seeks to achieve the portfolio's objective by investing principally in equity securities of real estate companies which include:

o Common stocks

o Convertible securities

                                 Prospectus 26

Under normal conditions, J.P. Morgan invests at least 65% of portfolio assets in real estate company securities. A company is considered to be a real estate company if at least 50% of its revenues or at least 50% of the market value of its assets is attributable to the ownership, construction, management or sale of residential, commercial or industrial real estate.

Companies chosen are generally contained in the National Association of Real Estate Investment Trusts (NAREIT) Equity without Healthcare Index. Based on internal fundamental equity and real estate research, and using a dividend discount model, J.P. Morgan ranks these companies within four broad sectors of the real estate industry from undervalued to overvalued. From this target universe, J.P. Morgan selects stocks for the portfolio based on a variety of criteria including managerial strength, geographic diversification, prospects for growth and the company's competitive position.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-backed securities such as pass through certificates, real estate mortgage investment conduit (REMIC) certificates, and collateralized mortgage obligations (CMOs), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

The portfolio is non-diversified under federal securities laws.

The portfolio's classification as "non-diversified" under the 1940 Act means that the portfolio has the ability to take larger positions in a smaller number of issuers. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

WRL FEDERATED GROWTH & INCOME
The portfolio's sub-adviser, Federated Investment Counseling (Federated), seeks to achieve the portfolio's objective by investing principally in:

o Common stocks

o Convertible securities

o REITs

o Fixed income securities

o Foreign securities

Federated seeks total return by investing primarily in common stocks that provide the opportunity for capital appreciation or high dividend income. Federated seeks capital appreciation by investing primarily in undervalued, overlooked common stocks. These securities are generally trading at low historical valuations, relative to the market and to industry peers, which do not reflect positive changes in the companies' outlook. To achieve high current income, Federated seeks to invest in securities that offer higher dividends than the overall market. Convertible stocks and bonds, real estate investment trusts and securities issued by utility companies are generally the types of securities that Federated may emphasize in order to enhance the portfolio's dividend income. Federated may also invest a portion of the portfolio's assets in securities of companies based outside the U.S. to diversify the portfolio's holdings and to gain exposure to the foreign market.

Federated attempts to invest in securities that have defensive characteristics by selecting securities that appear to have a low probability of significant price decline relative to the overall equity market. In Federated's opinion, these securities generally will have a comparatively low volatility in share price relative to the overall equity market. Federated also may emphasize investments in securities that provide high dividend income to seek to invest in less volatile equity securities. Federated also may allocate a portion of the assets in cash or government securities when the markets appear to be overpriced.

To identify companies for portfolio investment, Federated uses a model which looks at a company's financial and earnings strength, management skill and business prospects, and at the prospect of comparatively low volatility in share price. In addition, Federated performs traditional fundamental and credit analyses to select the most promising companies for the portfolio. Federated may emphasize investments in certain industry sectors that offer securities that have these attributes. To determine the timing of purchases and sales of portfolio securities, Federated looks at recent stock price performance.


                                 Prospectus 27

WRL AEGON BALANCED
This portfolio's sub-adviser, AEGON USA Investment Management, Inc. (AIMI), seeks to achieve the portfolio's objective by investing principally in:

o Common stocks (primarily of domestic large cap companies)

o U.S. Treasuries

o Convertible securities

AIMI uses a top-down investment strategy to find stocks of medium to large capitalization companies that fit a value criteria. The process for selecting companies is based on fundamental analysis.

More specifically, AIMI looks at the industry structure, organizational structure, financial structure, and business prospects of each portfolio company. It then applies the analysis of these factors to financial forecasts which, in turn, drives the valuation of a company's stock. AIMI uses a two stage dividend discount model to value a company. Once AIMI initiates a position it monitors and continually reassesses its prior analysis. When AIMI believes the price fully reflects its independent valuation or there is a significant change in the fundamentals of the company, the portfolio sells the security.

[GRAPHIC OMITTED]  RISKS

The principal risks of investing in Balanced Portfolios that may adversely affect your investment are described below. (Not all of these risks apply to each Balanced Portfolio. See the chart below for the principal risks of your portfolio.) Please note that there are many other circumstances that could adversely affect your investment and prevent a portfolio from achieving its objective, which are not described here. Please refer to the section entitled "Explanation of Strategies and Risks," beginning on page 39 and the Fund's SAI for more information about the risks associated with investing in Balanced Portfolios.

                                PRINCIPAL RISKS
                              BALANCED PORTFOLIOS

                                                         PORTFOLIO
                                                         ---------
                                               WRL
                                 WRL           LKCM           WRL            WRL
                                DEAN        STRATEGIC     J.P. MORGAN     FEDERATED       WRL
                                ASSET         TOTAL       REAL ESTATE      GROWTH &      AEGON
RISKS                        ALLOCATION       RETURN       SECURITIES       INCOME      BALANCED
-----
STOCKS                               X             X               X             X            X
FIXED-INCOME SECURITIES                            X                             X            X
CONVERTIBLES                                       X                             X            X
REAL ESTATE SECURITIES                                             X             X
QUANTITATIVE MODELS                  X
NON-DIVERSIFIED                                                    X
FOREIGN SECURITIES                                                               X
DEPOSITARY RECEIPTS                                                              X

o STOCKS
While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in a portfolio will go up and down.

o FIXED-INCOME SECURITIES
The value of these securities may change daily based on changes in the interest rate, and other market conditions and factors. The risks include:

     o Changes in interest rates
     o Length of time to maturity
     o Issuers defaulting on their obligations to pay interest or return principal


                                 Prospectus 28

o HIGH-YIELD/HIGH-RISK FIXED-INCOME SECURITIES

     o Credit risk
     o Greater sensitivity to interest rate movements
     o More speculative than higher rated securities
     o Greater vulnerability to economic changes
     o Decline in market value in event of default
     o Less liquidity

o CONVERTIBLES
As with all debt securities, the market value of convertibles tends to decline as interest rates increase and, conversely, to increase as interest rates decline.

o REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks may include:

     o Declining real estate value
     o Risks relating to general and local economic conditions
     o Over-building
     o Increased competition for assets in local and regional markets
     o Increases in property taxes
     o Increases in operating expenses or interest rates
     o Change in neighborhood value or the appeal of properties to tenants
     o Insufficient levels of occupancy
     o Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

o QUANTITATIVE MODELS
Securities selected using statistical models may result in incorrect asset allocations causing overall returns to be lower than if other methods of selection were used.

o NON-DIVERSIFIED
To the extent a portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified portfolio and may be subject to greater risks of loss with respect to its portfolio securities.

YOU MAY LOSE MONEY IF YOU INVEST IN ANY OF THE BALANCED PORTFOLIOS

[GRAPHIC OMITTED]  INVESTOR PROFILES

WRL DEAN ASSET ALLOCATION
For the investor who wants a combination of capital growth and income, and who is comfortable with the risks associated with an actively traded portfolio which shifts assets between equity and debt.

WRL LKCM STRATEGIC
TOTAL RETURN
For the investor who wants current income with the prospect of income growth, plus the prospect of capital growth. The investor should be comfortable with the price fluctuations of a portfolio that invests in both equity and fixed-income securities.

WRL J.P. MORGAN REAL
ESTATE SECURITIES
For the investor who seeks long-term total return consisting of current income and, potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified portfolio invested primarily in securities of real estate companies and their exposure to real estate markets.

WRL FEDERATED GROWTH & INCOME
For the investor who seeks high current income and moderate capital appreciation and is willing to accept certain special risks associated with sector investing. (A sector is a broad grouping of specific industries.)

WRL AEGON BALANCED
For the investor who wants capital growth and income from the same investment, but who also wants an investment which has the prospect of sustaining its interim principal value through maintaining a balance between equity and debt. This portfolio is not designed for investors who desire a consistent level of income.


                                 Prospectus 29

[GRAPHIC OMITTED]  PORTFOLIO PERFORMANCE

The bar charts and tables below give an indication of the portfolios' risks and performance. The charts show changes in a portfolio's performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts. These fees and expenses would lower investment performance. The tables show how a portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance.

Because the WRL J.P. Morgan Real Estate Securities portfolio commenced operations in mid-1998, its performance history is not included.

WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT A PORTFOLIO'S PERFORMANCE IN PAST YEARS IS NOT NECESSARILY AN INDICATION OF HOW A PORTFOLIO WILL DO IN THE FUTURE.

 WRL DEAN ASSET ALLOCATION
--------------------------------------------------------------------------------

[GRAPH OMITTED]

1995      1996      1997      1998      1999
----      ----      ----      ----
20.09%    14.42%    16.59%    8.33%

        HIGHEST AND LOWEST RETURN
          (Quarterly 1995-1998)
------------------------------------------
                            QUARTER ENDED
Highest       9.03 %           6/30/97
Lowest       (6.01)%           9/30/98

--------------------------------------------------------------------------------

          AVERAGE ANNUAL TOTAL RETURNS
           (through December 31, 1998)
-------------------------------------------------
                                      SINCE
                                    INCEPTION
                    1 YEAR      (JANUARY 3, 1995)
WRL Dean Asset
  Allocation        8.33%             14.80%
S&P 500 Index      28.58%             30.59%

--------------------------------------------------------------------------------

 WRL LKCM STRATEGIC TOTAL RETURN
--------------------------------------------------------------------------------

[GRAPH OMITTED]

1994      1995      1996      1997      1998
----      ----      ----      ----      ----
(0.53)%   24.66%    15.00%    21.85%     9.64%

         HIGHEST AND LOWEST RETURN
           (Quarterly 1993-1998)
-------------------------------------------
                             QUARTER ENDED
 Highest      13.06 %         6/30/97
 Lowest       (8.05)%         9/30/98

--------------------------------------------------------------------------------

                 AVERAGE ANNUAL TOTAL RETURNS
                  (through December 31, 1998)
---------------------------------------------------------------
                                                     SINCE
                                                   INCEPTION
                        1 YEAR      5 YEARS     (MARCH 1, 1993)
WRL LKCM Strategic
   Total Return          9.64%       13.76%          14.12%
S&P 500 Index           28.58%       24.06%          21.81%

--------------------------------------------------------------------------------

                                 Prospectus 30

WRL FEDERATED GROWTH & INCOME
--------------------------------------------------------------------------------

[GRAPH OMITTED]

1995      1996      1997      1998
----      ----      ----      ----
25.25%    11.64%    24.65%     3.05%

        HIGHEST AND LOWEST RETURN
          (Quarterly 1994-1998)
------------------------------------------
                            QUARTER ENDED
Highest       9.72 %          12/31/96
Lowest       (2.61)%           9/30/96

--------------------------------------------------------------------------------

            AVERAGE ANNUAL TOTAL RETURNS
            (through December 31, 1998)
----------------------------------------------------
                                          SINCE
                                        INCEPTION
                         1 YEAR      (MARCH 1, 1994)
WRL Federated
   Growth & Income        3.05%            1.78%
Russell 3000 Index       22.32%           20.51%

--------------------------------------------------------------------------------


 WRL AEGON BALANCED
--------------------------------------------------------------------------------

[GRAPH OMITTED]

1995      1996      1997      1998
----      ----      ----      ----
19.80%    10.72%    17.10%     6.93%

        HIGHEST AND LOWEST RETURN
          (Quarterly 1994-1998)
------------------------------------------
                            QUARTER ENDED
Highest       9.84 %          12/31/98
Lowest       (6.56)%           9/30/98

--------------------------------------------------------------------------------

         AVERAGE ANNUAL TOTAL RETURNS
          (through December 31, 1998)
-----------------------------------------------
                                     SINCE
                                   INCEPTION
                    1 YEAR      (MARCH 1, 1994)
WRL AEGON
  Balanced           6.93%            9.71%
S&P 500 Index       28.58%           24.80%

--------------------------------------------------------------------------------

                                 Prospectus 31

FIXED-INCOME PORTFOLIO(S)

WRL AEGON BOND (FORMERLY BOND PORTFOLIO)

THIS RISK/REWARD SUMMARY BRIEFLY DESCRIBES EACH FIXED-INCOME PORTFOLIO OF THE FUND AND THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO(S). FOR FURTHER INFORMATION ON THE PORTFOLIO(S), PLEASE READ THE SECTION ENTITLED "EXPLANATION OF STRATEGIES AND RISKS," BEGINNING ON PAGE 39, AND THE FUND'S SAI.

[GRAPHIC OMITTED]  OBJECTIVES

WRL AEGON BOND
This Portfolio seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital.

   WHAT IS A FIXED-INCOME PORTFOLIO?
   Fixed-income portfolios primarily invest in debt securities that pay interest. When the debt security is purchased, the portfolio owns "debt" and becomes an indirect creditor to the company or government that issued the bond.

[GRAPHIC OMITTED]  POLICIES AND STRATEGIES

WRL AEGON BOND
The portfolio's sub-adviser, AEGON USA Investment Management, Inc. (AIMI) seeks to achieve the portfolio's objective by investing principally in:

o U.S. government securities obligations, including Treasury and Agency Securities

o Medium to high-quality corporate bonds

To a lesser extent AIMI may invest in:

o Mortgage-backed securities, including pass-through and Collateralized Mortgage Obligations (CMOs)

o Asset-backed securities

o U.S. dollar-denominated foreign bonds

o Short-term securities, including agency discount notes and commercial paper

AIMI takes an approach in the daily management of the portfolio that it considers to be conservative, striving to participate in the bond market's advances while preserving capital on the downside.

AIMI uses its Core Fixed-Income Strategy through which it draws from all of its organizational resources. AIMI utilizes a disciplined process to gather information on key factors for evaluation of the market environment.

The Fixed-Income Strategy Committee then sets policy directives that reflect AIMI's interest rate outlook and expectations for the relative performance of the major bond market sectors.

AIMI then selects securities that are considered by it to be most appropriate based on AIMI's findings.

[GRAPHIC OMITTED]  RISKS

The principal risks of investing in the Fixed-Income Portfolio that may adversely affect your investment are described below. Please note that there are many other circumstances that could adversely affect your investment and prevent a portfolio from achieving its objective, which are not described here. Please refer to the section entitled "Explanation of Strategies and Risks" beginning on page 39 and the Fund's SAI for more information about the risks associated with investing in the Fixed-Income Portfolio.

o FIXED-INCOME SECURITIES
The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. The risks include:

     o Changes in interest rates
     o Length of time to maturity
     o Issuers defaulting on their obligations to pay interest or return principal (Credit Risk)


                                 Prospectus 32

o HIGH-YIELD/HIGH-RISK FIXED-INCOME SECURITIES

    o Credit risk
    o Greater sensitivity to interest rate movements than higher rated securities
    o More speculative than higher rated securities
    o Greater vulnerability to economic changes
    o Decline in market value in event of default
    o Less liquidity

o CREDIT RISK
The price of a bond is affected by the issuer's or counterparty's credit quality. Changes in financial condition and general economic conditions can affect the ability to honor financial obligations and therefore credit quality. Lower quality bonds are generally more sensitive to these changes than higher quality bonds. Even within securities considered investment grade, differences exist in credit quality and some investment grade debt securities may have speculative characteristics. A security's price may be adversely affected by the market's opinion of the security's credit quality level even if the issuer or counterparty has suffered no degradation in ability to honor the obligation.


o INTEREST RATE RISK
Bond prices rise when interest rates decline and decline when interest rates rise. The longer the duration of a bond, the more a change in interest rates affects the bond's price. Short-term and long-term interest rates may not move the same amount and may not move in the same direction, which may affect the sub-adviser's ability to predict interest rate movements and select portfolio investments.

o MORTGAGE- AND OTHER ASSET-BACKED SECURITIES

    o Repayment sooner than stated maturity dates resulting in greater price and yield volatility than with traditional fixed-income securities
    o Prepayments resulting in lower return
    o Values may change based on creditworthiness of issuers
    o Interest rate risks

o PROPRIETARY RESEARCH
AIMI's proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

[GRAPHIC OMITTED]  INVESTOR PROFILE

WRL AEGON BOND
For the investor seeking current income with preservation of capital, and who can tolerate the fluctuation in principal associated with changes in interest rates.


                                 Prospectus 33

[GRAPHIC OMITTED]  PORTFOLIO PERFORMANCE

The bar chart and table below gives an indication of the portfolio's risks and performance. The chart shows changes in the portfolio's performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts. These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance.

WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT A PORTFOLIO'S PERFORMANCE IN PAST YEARS IS NOT NECESSARILY AN INDICATION OF HOW A PORTFOLIO WILL DO IN THE FUTURE.

WRL AEGON BOND
--------------------------------------------------------------------------------

[GRAPH OMITTED]

1989    1990     1991    1992    1993    1994     1995    1996    1997    1998
----    ----     ----    ----    ----    ----     ----    ----    ----    ----
14.65%   6.21%   18.85%   6.79%  13.38%  -6.94%   22.99%   0.14%   9.16%   9.32%

        HIGHEST AND LOWEST RETURN
          (Quarterly 1988-1998)
------------------------------------------
                            QUARTER ENDED
Highest      10.39 %          6/30/89
Lowest       (4.90)%          3/31/94

--------------------------------------------------------------------------------

               AVERAGE ANNUAL TOTAL RETURNS
                (through December 31, 1998)
-----------------------------------------------------------
                           1 YEAR      5 YEARS     10 YEARS
WRL AEGON Bond              9.32%       6.46%        9.14%
Lehman Brothers
   Government/Corporate
   Bond
(LBGC) Index                9.47%       7.31%        9.34%

--------------------------------------------------------------------------------

                                 Prospectus 34

CAPITAL PRESERVATION PORTFOLIO(S)

WRL J.P. MORGAN MONEY MARKET (FORMERLY MONEY MARKET PORTFOLIO)

THIS RISK/RETURN SUMMARY BRIEFLY DESCRIBES THE CAPITAL PRESERVATION PORTFOLIO(S) AND THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO. FOR FURTHER INFORMATION ON THE PORTFOLIOS(S), PLEASE READ THE SECTION ENTITLED "EXPLANATION OF STRATEGIES AND RISKS," BEGINNING ON PAGE 39, AND THE FUND'S SAI.

[GRAPHIC OMITTED]  OBJECTIVES

WRL J.P. MORGAN MONEY MARKET
This portfolio seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

   WHAT IS A MONEY MARKET PORTFOLIO?
   A money market portfolio tries to maintain a share price of $1.00 while paying income to its shareholders. A stable share price protects your investment from loss ("preservation of principal"). If you need to sell your shares at any time, you should receive your initial investment plus any income that you have earned (thereby providing "liquidity"). However, a money market portfolio does not guarantee that you will receive your money back.

   A money market portfolio must follow SEC rules as to the investment quality, maturity, diversification and other features of the securities it purchases and the average remaining maturity of the securities cannot be greater than 90 days. The remaining maturity of a security is the period of time until the principal amount must be repaid.


[GRAPHIC OMITTED]  POLICIES AND STRATEGIES

WRL J.P. MORGAN MONEY MARKET
The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (J.P. Morgan) seeks to achieve the portfolio's objective by investing in:

o U.S. government obligations

o Domestic and certain foreign bank obligations including time deposits, certificates of deposit, bankers' acceptances and other bank obligations

o Asset-backed securities

o Repurchase and reverse repurchase agreements

J.P. Morgan will limit its investments to securities that present minimum credit risks, as determined by guidelines adopted by the Fund's Board. The portfolio may invest up to 25% of its total assets in securities of a single issuer if the securities will not be held for more than three business days.

The Fund's Board must approve or ratify any purchase of an unrated security or a security rated by only one nationally recognized statistical rating organization (NRSRO).

[GRAPHIC OMITTED]  RISKS

The principal risks of investing in the WRL J.P. Morgan Money Market portfolio that may adversely affect your investment are described below. Please note that there are circumstances which could adversely affect your investment and prevent a portfolio from achieving its objective, which are not described here. Please refer to the section entitled "Explanation of Strategies and Risks," beginning on page 39 and the Fund's SAI for more information about the risks associated with investing in the Capital Preservation Portfolio(s).

o U.S. GOVERNMENT OBLIGATIONS
The value of the U.S. government securities will fluctuate with changing interest rates. A decrease in interest rates generally results in an increase in the value of the securities and an increase in interest rates have the opposite effect.

o BANK OBLIGATIONS
Banks are subject to extensive governmental regulations that may affect an investment. The profitability of this industry is dependent on the availability and cost of capital funds for lending under prevailing money market conditions.


Economic conditions and credit losses also affect this type of investment.


                                 Prospectus 35

o ASSET-BACKED SECURITIES

    o Repayment sooner than stated maturity dates resulting in greater price and yield volatility than with traditional fixed-income securities
    o Prepayments resulting in lower return
    o Values may change based on creditworthiness of issuers
    o Interest rate risks

o REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

A repurchase agreement involves the purchase of a security by a portfolio and a simultaneous agreement (generally from a bank or broker-dealer) to repurchase that security back from the portfolio at a specified price and date upon demand. Repurchase agreements not terminable within seven days are considered illiquid securities.

Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

A portfolio invests in a reverse repurchase agreement when it sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. While a reverse repurchase agreement is outstanding, a portfolio will segregate with its custodian cash and other liquid assets to cover its obligation under the agreement. Reverse repurchase agreements are considered a form of borrowing by the portfolio for purposes of the 1940 Act.

Reverse repurchase agreements may expose a portfolio to greater fluctuations in the value of its assets.

Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE THERE IS NO GUARANTEE THAT IT WILL BE ABLE TO DO SO. YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

[GRAPHIC OMITTED]  INVESTOR PROFILES

WRL J.P. MORGAN MONEY MARKET
For the investor who seeks current income, preservation of capital and maintenance of liquidity.


                                 Prospectus 36

[GRAPHIC OMITTED]  PORTFOLIO PERFORMANCE

The bar chart and table below gives an indication of the portfolio's risks and performance. The chart shows changes in the portfolio's performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts. These fees and expenses would lower investment performance. The table shows how the portfolio's average annual return for the periods indicated compare to those of a broad measure of market performance.

WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT A PORTFOLIO'S PERFORMANCE IN PAST YEARS IS NOT NECESSARILY AN INDICATION OF HOW A PORTFOLIO WILL DO IN THE FUTURE.

WRL J.P. MORGAN MONEY MARKET
--------------------------------------------------------------------------------

[GRAPH OMITTED]

1989    1990     1991    1992    1993    1994     1995    1996    1997    1998
----    ----     ----    ----    ----    ----     ----    ----    ----    ----
8.09%   7.09%    5.25%   3.03%   2.45%   3.44%    5.40%   5.03%   5.24%   5.26%

      HIGHEST AND LOWEST RETURN
        (Quarterly 1988-1998)
-------------------------------------
                      QUARTER ENDED
Highest     2.19%      July 31, 1989
Lowest      0.56%     April 30, 1993

--------------------------------------------------------------------------------

                                 AVERAGE ANNUAL TOTAL RETURNS
                                  (through December 31, 1998)
----------------------------------------------------------------------------
                                1 YEAR     5 YEARS     10 YEARS
WRL J.P. Morgan
   Money Market                 5.26%       4.87%        5.01%
--------------------------------------------------------------------------------
7 DAY YIELD
--------------------------------------------------------------------------------
As of December 31, 1998         4.96%

--------------------------------------------------------------------------------

                                 Prospectus 37

RISK/REWARD INFORMATION

BEFORE YOU CHOOSE AN INVESTMENT PORTFOLIO,
PLEASE CONSIDER . . .

All of the investment portfolios involve risk, but there is also the potential for reward. You can lose money -- and you can make money. The Fund portfolios are structured so that each offers a slightly different degree of risk and reward than others.

In this prospectus, we've arranged the portfolios in order of risk/ reward from highest to lowest. Notice the scale at the right. It covers the full spectrum of risk/reward of the portfolios described in this prospectus.

WHAT RISK/REWARD LEVEL IS FOR YOU? ASK YOURSELF THE FOLLOWING:

 (1)   HOW WELL DO I HANDLE FLUCTUATIONS IN MY ACCOUNT VALUE?
       The higher a portfolio is on the risk/reward spectrum, the more its price is likely to move up and down on a day to day basis. If this makes you uncomfortable, you may prefer an investment at the lower end of the scale that may not fluctuate in price as much.

 (2)   AM I LOOKING FOR A HIGHER RATE OF RETURN?
       Generally, the higher the potential return, the higher the risk. If you find the potential to make money is worth the possibility of losing more, then a portfolio at the higher end of the spectrum may be right for you.

A final note: These portfolios are designed for long-term investment.

Each portfolio has an investment objective that it tries to achieve by following certain investment strategies and techniques. The objective can be changed without shareholder vote.

                               [GRAPHIC OMITTED]
                                                      WRL VKAM EMERGING GROWTH
                                                   WRL T. ROWE PRICE SMALL CAP
                                                   WRL GOLDMAN SACHS SMALL CAP
                                             WRL PILGRIM BAXTER MID CAP GROWTH
                                                   WRL ALGER AGGRESSIVE GROWTH
                                                       WRL THIRD AVENUE VALUE



                                                     WRL GE/SCOTTISH EQUITABLE
                                                       INTERNATIONAL EQUITY
                                                             WRL JANUS GLOBAL



                                                          WRL SALOMON ALL CAP
                                                              WRL JANUS GROWTH
                                                     WRL GOLDMAN SACHS GROWTH
                                                          WRL C.A.S.E. GROWTH
                                                           WRL GE U.S. EQUITY
                                                          WRL DREYFUS MID CAP
                                                         WRL NWQ VALUE EQUITY
                                            WRL T. ROWE PRICE DIVIDEND GROWTH



                                                    WRL DEAN ASSET ALLOCATION
                                              WRL LKCM STRATEGIC TOTAL RETURN
                                                          WRL J.P. MORGAN REAL
                                                            ESTATE SECURITIES
                                                 WRL FEDERATED GROWTH & INCOME
                                                           WRL AEGON BALANCED



                                                               WRL AEGON BOND



                                                  WRL J.P. MORGAN MONEY MARKET




                                 Prospectus 38

EXPLANATION OF STRATEGIES AND RISKS

HOW TO USE THIS SECTION

In the discussions of the individual portfolios on pages 2 through 37, you found descriptions of the strategies and risks associated with each. In those pages, you were referred to this section for a more complete description of the risks. For best understanding, first read the description of the portfolio you're interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.


[GRAPHIC OMITTED]
DIVERSIFICATION AND CONCENTRATION. The 1940 Act classifies investment companies as either diversified or non-diversified.

Diversification is the practice of spreading a portfolio's assets over a number of investments, investment types, industries or countries to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a comparable portfolio.

All of the portfolios (except WRL Salomon All Cap, WRL Third Avenue Value, and WRL J.P. Morgan Real Estate Securities) qualify as diversified funds under the 1940 Act. The diversified portfolios are subject to the following diversification requirements (which are set forth in full in the SAI):

o As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio may not own more than 10% of the outstanding voting shares of any issuer (other than U.S. government securities) as defined in the 1940 Act and, with respect to some portfolios, in other types of cash items.

o As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio will not purchase a security of any issuer if such would cause the portfolio's holdings of that issuer to amount to more than 5% of the portfolio's total assets.

o As a fundamental policy governing concentration, no portfolio will invest more than 25% of its assets in any one particular industry, other than U.S. government securities.

WRL Salomon All Cap, WRL Third Avenue Value and WRL J.P. Morgan Real Estate Securities each reserves the right to become a diversified investment company (as defined by the 1940 Act).

[GRAPHIC OMITTED]
INVESTING IN COMMON STOCKS. Many factors cause common stocks to go up and down in price. A major one is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. When your portfolio holds stocks, there's a risk that some or all of them may be down in price when you choose to sell, causing you to lose money. This is called MARKET RISK.

[GRAPHIC OMITTED]
INVESTING IN PREFERRED STOCKS. Because these stocks come with a promise to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. But if a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

[GRAPHIC OMITTED]
INVESTING IN CONVERTIBLE SECURITIES, PREFERRED STOCKS, AND BONDS. Since preferred stocks and corporate bonds pay a stated return, their prices usually don't depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are CONVERTIBLE into their common stocks. Linked to the common stock in this way, convertible securities go up and down in price as the common stock does, adding to their market risk.

[GRAPHIC OMITTED]
VOLATILITY. The more an investment goes up and down in price, the more VOLATILE it is. Volatility increases the market risk because even though your portfolio may go UP more than the market in good times, it may also go


                                 Prospectus 39

DOWN more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more.

[GRAPHIC OMITTED]
INVESTING IN BONDS. Like common stocks, bonds fluctuate in value, though the factors causing this fluctuation are different, including:

o CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertible securities.

o LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

o DEFAULTS. All bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless. Changes in financial condition and general economic conditions can affect the ability to honor financial obligations and therefore credit quality. A security's price may be adversely affected by the market's opinion of the security's credit quality level even if the issuer or counterparty has suffered no degradation in ability to honor the obligation.

o DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service, Inc. (Moody's) and Standard & Poor's Corporation (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price. Bonds that are rated below BBB by S&P, and below Ba by Moody's, are considered to be below investment grade. Moody's rates bonds in nine categories, from Aaa to C, with Aaa being the highest with least risk. S&P rates bonds in six categories, from AAA to D, with AAA being the highest.

o LOW RATING. High-yield/high-risk fixed-income securities
  (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative than higher rated bonds, have a greater vulnerability to economic changes and are less liquid. The market for such securities may be less active than for higher rated securities, which can adversely affect the price at which these securities may be sold and may diminish a portfolio's ability to obtain accurate market quotations when valuing the portfolio securities and calculating the portfolio's net asset value.

o LACK OF RATING. Some bonds are considered speculative, or for other reasons are not rated. Such bonds must pay a higher interest rate in order to attract investors. They're considered riskier because of the higher possibility of default or loss of liquidity.

o LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up". In that case, the bond may be hard to sell or "liquidate" (convert to cash).

[GRAPHIC OMITTED]
INVESTING IN FOREIGN SECURITIES. These are investments offered by foreign companies, governments and government agencies. They involve risks not usually associated with U.S. securities, including:

o CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops, the value of the securities held by a portfolio could drop too, even if the securities are strong. In turn, the value of the shares of the portfolio could also drop. Dividend and interest payments may be lower. Factors affecting exchange rates are: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and any currency manipulation by banks.

o CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation.

o ADRS/ADSS. Some portfolios also invest in American Depositary
  Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities


                                 Prospectus 40
   of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio incurs costs when it converts other currencies into dollars, and vice-versa.

o EURO CONVERSION. On January 1, 1999, certain participating countries in the European Economic Monetary Union adopted the "Euro" as their official currency. Other EU member countries may convert to the Euro at a later date. As of January 1, 1999, governments in participating countries issued new debt and redenominated existing debt in Euros; corporations chose to issue stocks or bonds in Euros or national currency. The new European Central Bank (the "ECB") will assume responsibility for a uniform monetary policy in participating countries. Euro conversion risks that could affect a portfolio's foreign investments include: (1) the readiness of Euro payment, clearing, and other operational systems; (2) the legal treatment of debt instruments and financial contracts in existing national currencies rather than the Euro; (3) exchange-rate fluctuations between the Euro and non-Euro currencies during the transition period of January 1, 1999 through December 31, 2002 and beyond; (4) potential U.S. tax issues with respect to portfolio securities; and (5) the ECB's abilities to manage monetary policies among the participating countries; and (6) the ability of financial institution systems to process Euro transactions.

o DIFFERENT ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

o LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make less information available to the public.

o LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S.

o MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio may find it hard to enforce obligations or negotiate favorable brokerage commission rates.

o LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

o SETTLEMENT DELAYS. "Settlement" is the process of completing a securities transaction. In many countries, this process takes longer than it does in the U.S.

o HIGHER CUSTODIAL CHARGES. Fees charged by the Fund's custodian for holding shares are higher for foreign securities than that of domestic securities.

o HIGHER TRANSACTION COSTS. Fees charged by securities brokers are often higher for transactions involving foreign securities than domestic securities. Higher expenses, such as brokerage fees, may reduce the return a portfolio might otherwise achieve.

o VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. A portfolio's interest, dividends and capital gains may be subject to foreign withholding taxes.

o POLITICAL INSTABILITY AND SMALL EMERGING MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities. Regulations of banks and capital markets can be weak.

o DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading when U.S. markets are and asset values can change before your transaction occurs.

o HEDGING. A portfolio may, but will not necessarily, enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases, and sales of such securities.

[GRAPHIC OMITTED]
INVESTING IN FUTURES, OPTIONS AND DERIVATIVES. Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts involve additional risks and costs. Risks include:

o INACCURATE MARKET PREDICTIONS. If the sub-adviser is wrong in its expectation, for example, with respect to interest rates, securities prices or currency markets, the contracts could produce losses instead of gains.


                                 Prospectus 41

o PRICES MAY NOT MATCH. Movements in the price of the financial contracts may be used to offset movements in the price of other securities you own. If those prices don't correlate or match closely, the benefits of the transaction might be diminished.

o ILLIQUID MARKETS. If there's no market for the contracts, the portfolio may not be able to control losses.

o TAX CONSEQUENCES. Sometimes the possibility of incurring high taxes on a transaction may delay closing out a position and limit the gains it would have produced.

[GRAPHIC OMITTED]
INVESTING IN SPECIAL SITUATIONS. Each portfolio may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then increase considerably in price, due to:

o A NEW PRODUCT OR PROCESS

o A MANAGEMENT CHANGE

o A TECHNOLOGICAL BREAKTHROUGH

o AN EXTRAORDINARY CORPORATE EVENT

o A TEMPORARY IMBALANCE IN THE SUPPLY OF, AND DEMAND FOR, THE
  SECURITIES OF AN ISSUER

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of a portfolio's investment in a situation.

[GRAPHIC OMITTED]
CASH POSITION
A portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of short-term debt securities that are considered cash equivalents. This may be done as a temporary defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease.

[GRAPHIC OMITTED]
PORTFOLIO TURNOVER
A portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year.

Changes in security holdings are made by a portfolio's sub-adviser when it is deemed necessary. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or unforeseen developments.

The rate of portfolio turnover will not be a limiting factor when short-term investing is considered appropriate. Increased turnover rates result in higher brokerage costs and other transaction based expenses for a portfolio. These charges are ultimately borne by the policyholders.

[GRAPHIC OMITTED]
SHORT SALES
A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

[GRAPHIC OMITTED]  INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Fund's Board of Director. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the Fund's SAI.


                                 Prospectus 42

HOW THE FUND IS MANAGED AND ORGANIZED

[GRAPHIC OMITTED]
HOW THE FUND IS MANAGED AND ORGANIZED
The Fund's Board is responsible for managing the business affairs of the Fund. It oversees the operation of the Fund by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Directors and executive officers of the Fund is contained in the SAI.

WRL Investment Management, Inc. (WRL Management) located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the Fund's investment adviser since 1997. (Prior to this date, Western Reserve served as investment adviser to the Fund). The investment adviser is a direct, wholly-owned subsidiary of Western Reserve Life Assurance Co. of Ohio (Western Reserve), which is wholly-owned by First AUSA Life Insurance Company, a stock life insurance company, which is wholly-owned by AEGON USA, Inc. AEGON USA, Inc. is a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON USA, Inc. is a wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group. The investment adviser had no prior experience as an adviser.

Subject to the supervision of the Fund's Board, the investment adviser is responsible for furnishing continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the portfolios may own or contemplate acquiring from time to time; to cause its officers to attend meetings and furnish oral or written reports, as the Fund may reasonably require, in order to keep the Fund's Board and appropriate officers of the Fund fully informed as to the conditions of the investment portfolio of each portfolio, the investment recommendations of the investment adviser, and the investment considerations which have given rise to those recommendations; to supervise the purchase and sale of securities of the portfolios as directed by the appropriate officers of the Fund; and to maintain all books and records required to be maintained by the investment adviser.

As compensation for its services to the portfolios, the investment adviser receives monthly compensation at an annual rate of a percentage of the average daily net assets of each portfolio. The advisory fees for each portfolio are:

                                       ADVISORY
PORTFOLIO                                FEE
WRL Janus Growth*                       0.80%
WRL AEGON Bond                          0.45%
WRL Janus Global**                      0.80%
WRL J.P. Morgan Money
   Market                               0.40%
WRL AEGON Balanced                      0.80%
WRL GE/Scottish
   Equitable International
   Equity                               1.00%
WRL Third Avenue Value                  0.80%
WRL VKAM Emerging
   Growth                               0.80%
WRL LKCM Strategic
   Total Return                         0.80%
WRL Alger Aggressive
   Growth                               0.80%
WRL Federated Growth
   & Income                             0.75%
WRL Dean Asset
   Allocation                           0.80%
WRL C.A.S.E. Growth                     0.80%
WRL NWQ Value Equity                    0.80%
WRL GE U.S. Equity                      0.80%
WRL J.P. Morgan Real
   Estate Securities                    0.80%
WRL Salomon All Cap           0.90% up to $100 million
                               0.80% over $100 million
WRL T. Rowe Price             0.90% up to $100 million
   Dividend Growth             0.80% over $100 million
WRL T. Rowe Price
   Small Cap                            0.75%
WRL Dreyfus Mid Cap           0.85% up to $100 million
                               0.80% over $100 million
WRL Pilgrim Baxter            0.90% up to $100 million
   Mid Cap Growth              0.80% over $100 million
WRL Goldman Sachs
   Small Cap                            0.90%
WRL Goldman Sachs             0.90% up to $100 million
   Growth                      0.80% over $100 million

 * WRL Management currently waives 0.025% of its advisory fee for the first $3 billion of the portfolio's average daily net assets (net fee -- 0.775%); and 0.05% of assets above $3 billion (net fee -- 0.75%). This waiver is voluntary and may be terminated at any time.

** WRL Management currently waives 0.025% of its advisory fee for the portfolio's average daily net assets above $2 billion (net fee -- 0.775%.) This waiver is voluntary and may be terminated at any time.


                                 Prospectus 43

Here is a listing of the sub-advisers and the portfolios they manage:


SUB-ADVISER        PORTFOLIO
Alger              WRL Alger Aggressive Growth
SEIM               WRL GE/Scottish Equitable
                   International Equity
GEIM               WRL GE/Scottish Equitable
                    International Equity
                   WRL GE U.S. Equity
Janus              WRL Janus Global
                   WRL Janus Growth
C.A.S.E.           WRL C.A.S.E. Growth
NWQ                WRL NWQ Value Equity
Dean               WRL Dean Asset Allocation
AIMI               WRL AEGON Bond
                   WRL AEGON Balanced
T. Rowe Price      WRL T. Rowe Price
                    Dividend Growth
                   WRL T. Rowe Price Small Cap
SBAM               WRL Salomon All Cap
GSAM               WRL Goldman Sachs Growth
                   WRL Goldman Sachs Small Cap
Pilgrim Baxter     WRL Pilgrim Baxter
                    Mid Cap Growth
VKAM               WRL VKAM Emerging Growth
EQSF               WRL Third Avenue Value
LKCM               WRL LKCM Strategic
                    Total Return
J.P. Morgan        WRL J.P. Morgan Real
                    Estate Securities
                   WRL J.P. Morgan
                    Money Market
Federated          WRL Federated Growth
                    & Income
Dreyfus            WRL Dreyfus Mid Cap

DAY-TO-DAY MANAGEMENT OF THE INVESTMENTS IN EACH PORTFOLIO IS THE
RESPONSIBILITY OF THE PORTFOLIO MANAGER. THE PORTFOLIO MANAGERS OF THE FUND
ARE:

WRL VKAM EMERGING GROWTH
GARY M. LEWIS is primarily responsible for the day to day management of this portfolio. Mr. Lewis has been senior vice president of VKAM since October, 1995. Previously, he has served as vice president/portfolio manager of VKAM from 1989 to October 1995.

WRL T. ROWE PRICE SMALL CAP
RICHARD T. WHITNEY, CFA has managed this portfolio since inception and heads the Investment Team for this portfolio. He joined T. Rowe Price in 1985.

WRL GOLDMAN SACHS SMALL CAP
ROBERT C. JONES, MANAGING DIRECTOR, has served as the head of an investment team that has managed the portfolio since its inception. Mr. Jones joined GSAM as a portfolio manager in 1989.

WRL PILGRIM BAXTER MID CAP GROWTH
JEFFREY A. WRONA, CFA has managed this portfolio since inception. Prior to joining Pilgrim Baxter, he was a senior portfolio manager at Munder Capital Management.

WRL ALGER AGGRESSIVE GROWTH
DAVID D. ALGER has been employed by Alger since 1971 and has served as president since 1995. He has managed this portfolio since inception.

DAVID HYUN has served as co-manager of this portfolio since February 1998. He has been employed by Alger as a senior research analyst since 1991 and a portfolio manager since 1997.


WRL THIRD AVENUE VALUE
MARTIN J. WHITMAN has served as portfolio manager of this portfolio since its inception. He is Chairman, President and Chief Executive Officer of the sub-


                                 Prospectus 44

WRL GE/SCOTTISH EQUITABLE INTERNATIONAL EQUITY
At SEIM, investment strategy is formulated by the Investment Strategy Group. RUSSELL HOGAN leads the investment strategy team. Mr. Hogan is the Investment Director of Scottish Equitable PLC, parent company of SEIM. He oversees all aspects of asset management. He has been with SEIM for 14 years and has been the team leader since the portfolio's inception.

At GEIM, RALPH R. LAYMAN leads a team of portfolio managers. He has served in that capacity since the portfolio's inception. Mr. Layman joined GEIM in 1991 as an executive vice president for international investments.

WRL JANUS GLOBAL
HELEN YOUNG HAYES has been employed by Janus since 1987 and has managed this portfolio since its inception.

WRL SALOMON ALL CAP
ROSS S. MARGOLIES has managed this portfolio since inception. Mr. Margolies joined Salomon in 1992.

ROBERT M. DONAHUE, JR. assists in the day-to-day management of the portfolio. Prior to joining SBAM in 1997, Mr. Donahue worked as an equity analyst at Gabelli & Company.

WRL JANUS GROWTH
SCOTT W. SCHOELZEL and EDWARD KEELY serve as co-managers of this portfolio. Mr. Schoelzel has managed this portfolio since January 1996. Before that, he was co-manager of this portfolio since 1995. He has been employed by Janus since 1994.

Mr. Keely has managed the portfolio since January 1999. He has been employed by Janus since 1998. Prior to joining Janus, he was a senior vice president of investments at Founders.

WRL GOLDMAN SACHS GROWTH
HERBERT E. EHLERS has served as head of a six person investment team that has managed the portfolio since inception. Prior to joining GSAM in 1997, he was chief investment officer at Liberty Investment Management, Inc. from 1994-1997.

WRL C.A.S.E GROWTH
This portfolio is managed by a team of professionals, called the Portfolio Management Committee. WILLIAM E. LANGE is the head manager of this Committee. He has been president of C.A.S.E. since 1984.

WRL GE U.S. EQUITY
EUGENE K. BOLTON leads a team of portfolio managers for this portfolio. He has served in that capacity since the portfolio's inception. Mr. Bolton joined GEIM in 1984 as Chief Financial Officer and has been a portfolio manager since 1986.

WRL DREYFUS MID CAP
JOHN O'TOOLE has served as portfolio manager since inception and has been employed by Dreyfus as portfolio manager since 1994. Mr. O'Toole is a senior vice president and portfolio manager for Mellon Equity Associates. He has been employed by Mellon Bank since 1979.

WRL NWQ VALUE EQUITY
EDWARD C. FRIEDEL has been the senior manager of this portfolio since inception. He has been a managing director and investment strategist with NWQ since 1983.

WRL T. ROWE PRICE
DIVIDEND GROWTH
WILLIAM J. STROMBERG, CFA has managed this portfolio since inception and heads the Investment Team for this Portfolio. He joined T. Rowe Price in 1986.

WRL DEAN ASSET ALLOCATION
JOHN C. RIAZZI, CFA and ARVIND SACHDEVA, CFA have served as co-portfolio managers since the portfolio's inception.

Mr. Riazzi is the senior manager of this portfolio. He joined Dean in 1989.

Mr. Arvind Sachdeva is the senior equity strategist of this portfolio. He joined Dean in 1993.


                                 Prospectus 45

WRL LKCM STRATEGIC TOTAL RETURN
LUTHER KING, JR., CFA and SCOT C. HOLLMANN, CFA have co-managed this portfolio since inception.

Mr. King has been the president of Luther King since 1979.

Mr. Hollmann has been a vice president of Luther King since 1983.

WRL J.P. MORGAN REAL ESTATE SECURITIES
DANIEL P. O'CONNOR serves as portfolio manager of this portfolio. Mr. O'Conner has been a portfolio manager since the porfolio's inception. Prior to joining J.P. Morgan in 1996, Mr. O'Conner served two years as Director of Real Estate Securities at INVESCO.

WRL FEDERATED GROWTH & INCOME
STEVEN J. LEHMAN, CFA and LINDA A. DUESSEL, CFA serve as co-portfolio managers of this portfolio.

Mr. Lehman has served as co-portfolio manager since 1997. He joined Federated in 1997. From 1985 to 1997, he served as portfolio manager, vice president and senior portfolio manager at First Chicago NBD.

Ms. Duessel has been employed by Federated since 1991 and has been a portfolio manager of this portfolio since 1996.

WRL AEGON BALANCED
MICHAEL VAN METER has served as the senior portfolio manager of this portfolio since inception. Mr. Van Meter has been employed by VMF Capital, LLC (VMF) since July, 1998. Prior to joining VMF, Mr. Van Meter was employed by AIMI.

WRL AEGON BOND
CLIFFORD A. SHEETS, CFA and JARRELL D. FREY, CFA serve as co-portfolio managers of this portfolio. Mr. Sheets and Mr. Frey has served as co-portfolio managers since 1998. Mr. Sheets joined AIMI in 1990 and Mr. Frey joined in 1994.

WRL J.P. MORGAN MONEY MARKET
ROBERT R. JOHNSON serves as portfolio manager of this portfolio. He has been employed by J.P. Morgan since 1988.


                                 Prospectus 46

PERFORMANCE INFORMATION

The Fund may include quotations of a portfolio's total return or yield in connection with the total return for the appropriate separate account, in advertisements, sales literature or reports to policyowners or to prospective investors. Total return and yield quotations for a portfolio reflect only the performance of a hypothetical investment in the portfolio during the particular time period shown as calculated based on the historical performance of the portfolio during that period. SUCH QUOTATIONS DO NOT IN ANY WAY INDICATE OR PROJECT FUTURE PERFORMANCE. Quotations of total return and yield will not reflect charges or deductions against the separate accounts or charges and deductions against the policies or the annuity contracts. Where relevant, the prospectuses for the policies and the annuity contracts contain performance information which show total return and yield information for the separate accounts, policies or annuity contracts.

YIELD
Yield quotations for the WRL AEGON Bond portfolio refer to the income generated by a hypothetical investment in the portfolio over a specified thirty-day period expressed as a percentage rate of return for that period. The yield is calculated by dividing the net investment income per share for the period by the price per share on the last day of that period.

TOTAL RETURN
Total return refers to the average annual percentage change in value of an investment in a portfolio held for a stated period of time as of a stated ending date. When a portfolio has been in operation for the stated period, the total return for such period will be provided if performance information is quoted. Total return quotations are expressed as average annual compound rates of return for each of the periods quoted. They also reflect the deduction of a proportionate share of a portfolio's investment advisory fees and direct portfolio expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the portfolio when made.

SIMILAR SUB-ADVISER PERFORMANCE
A portfolio may disclose in advertisements, supplemental sales literature, and reports to policyowners or to prospective investors total returns of an EXISTING SEC-REGISTERED fund that is managed by the portfolio's sub-adviser and that has investment objectives, policies, and strategies substantially similar to those of such portfolio (a "Similar Sub-Adviser Fund"). ALTHOUGH THE SIMILAR SUB-ADVISER FUNDS HAVE SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES, POLICIES, AND STRATEGIES AS THE DESIGNATED PORTFOLIO, AND ARE MANAGED BY THE SAME SUB-ADVISER AS THE DESIGNATED PORTFOLIO, YOU SHOULD NOT ASSUME THAT ANY PORTFOLIO WILL HAVE THE SAME FUTURE PERFORMANCE AS SIMILAR SUB-ADVISER FUNDS WHOSE TOTAL RETURNS ARE SHOWN. Each portfolio's future performance may be greater or less than the historical performance of the corresponding Similar Sub-Adviser Fund. There can be no assurance, and no representation is made, that the investment results of any portfolio will be comparable to the results of any of the Similar Sub-Adviser Funds or any other fund managed by WRL Management or any sub-adviser.

The table below sets forth certain portfolios of the Fund and, for each portfolio's respective Similar Sub-Adviser Fund, the fund's inception date, asset size, and the average annual total returns for the one, five and ten year periods (or life of the Similar Sub-Adviser Fund, if shorter) ended December 31, 1998. These figures are based on the actual investment performance of the Similar Sub-Adviser Funds. Each Similar
Sub-Adviser Fund has higher total expenses than its corresponding portfolio of the Fund. The average annual total returns for the Similar Sub-Adviser Funds are shown with and without the deductions of any applicable sales load. YOU SHOULD NOTE THAT THE PERFORMANCE OF THE SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT THE HISTORICAL PERFORMANCE OF ANY PORTFOLIOS.


                                 Prospectus 47

SIMILAR SUB-ADVISER FUND PERFORMANCE


                                                                                           AVERAGE ANNUAL TOTAL RETURN
                                                                                               (WITH SALES LOADS)
                                                                                         -------------------------------
                                         SIMILAR                                                               10 YEARS
                                       SUB-ADVISER           INCEPTION        TOTAL                            OR SINCE
WRL PORTFOLIO                              FUND                 DATE         ASSETS        1 YEAR    5 YEARS   INCEPTION
----------------------------- ----------------------------- ----------- ---------------- ---------- --------- ----------
WRL Janus Global                   Janus Worldwide(1)        5/15/91         $18.5          15.44%   21.13%      21.29%
                                                                            billion
WRL Alger Aggressive Growth          The Alger Fund          Class A        $349.3          31.85%      N/A      26.38%
                                  Capital Appreciation       12/31/96       million
                                Class A Shares(2) (Net)                  (all classes)
WRL VKAM Emerging Growth               Van Kampen            Class A       $5,196.5         26.98%   19.53%      17.85%
                                   Emerging Growth(3)        10/2/70        million
WRL Third Avenue Value                Third Avenue           11/1/90         $1.6            3.92%   13.93%      20.08%
                                     Value Fund(4)                          billion
WRL Dreyfus Mid Cap              Dreyfus Premier Midcap      Class A        $186.6           2.40%      N/A      18.92%
                                     Stock Fund(9)            4/6/94        million
                                                                         (all classes)
WRL Goldman Sachs Growth         Goldman Sachs Capital       Class A       $2,187.8         26.53%   20.89%      18.99%
                                     Growth Fund(6)          4/20/90        million
                                                                         (all classes)
WRL Goldman Sachs Small Cap      Goldman Sachs CORE          Class A         $145.6        -11.17%      N/A      -2.93%
                                Small Cap Equity Fund(7)     8/15/97        million
                                                                         (all classes)
WRL T. Rowe Price                T. Rowe Price Dividend      12/30/92        $1.3           15.04%   20.48%      20.29%
 Dividend Growth                     Growth Fund(1)                         billion

WRL T. Rowe Price Small Cap    T. Rowe Price Diversified     6/30/97         $7.9            3.58%      N/A       7.14%
                                Small-Cap Growth Fund(1)                    million
WRL Pilgrim Baxter            PBHG Growth II Portfolio(5)     5/1/97      $19 million        8.19%      N/A       9.46%
 Mid Cap Growth
WRL Salomon All Cap                 Salomon Brothers         Class O         $240.9         23.83%   19.37%      17.56%
                                    Capital Fund(8)          11/1/96        million
                                                                         (all classes)

(1) The Janus Worldwide Fund and T. Rowe Price Dividend Growth and T. Rowe Price Diversified Small Cap Growth Funds do not have sales loads.
(2) Total returns are for Class A shares of The Alger Fund Capital Appreciation Portfolio and reflect a deduction of a 4.75% front-end sales load. The Portfolio also offers Class B and Class C shares with different sales loads. Calculating total return with those sales loads may have resulted in lower total returns. The inception dates for Class A, B and C shares are 12/31/96, 10/29/93 and 8/1/97, respectively.
(3) Total returns are for Class A shares of the Van Kampen Emerging Growth Fund and reflect a deduction of a 5.75% front end sales load. The fund also has Class B and Class C shares with different sales loads. Calculating total return with those sales loads may have resulted in lower total returns.
(4) 5 year total return for the Third Avenue Value Fund reflects a sales load of 5.75% in effect during the fifth year.
(5) The PBHG Growth II Portfolio does not have a sales load. The Portfolio commenced operations on May 1, 1997.
(6) Total returns are for Class A shares of the Goldman Sachs Capital Growth Fund and reflects a deduction of a 5.5% front-end sales load. The Fund also offers Class B and Class C shares with different sales loads. Calculating total return with those sales loads may have resulted in lower total returns.
(7) Total returns are for Class A shares of the Goldman Sachs CORE Small Cap Equity Fund and reflects a deduction of a 5.5% front-end sales load. The fund also offers Class B and Class C shares with different sales loads. Calculating total returns with those sales loads may have resulted in lower total returns.
(8) Total returns are for Class O shares of the Salomon Brothers Capital Fund. Class O shares are sold without any sales charge to the fund. The fund also offers Class A, Class B and Class 2 shares.
(9) Total returns are for Class A of the Dreyfus Premier Mid Cap Stock Fund and respect the deduction of a 5.75% front-end sales load. The Fund also offers Class B and Class C shares with different sales loads. Calculating total returns with those sales loads may have resulted in lower total returns.



                                 Prospectus 48

SIMILAR SUB-ADVISER FUND PERFORMANCE


                                                                                         AVERAGE ANNUAL TOTAL RETURN
                                                                                            (WITHOUT SALES LOADS)
                                                                                       -------------------------------
                                        SIMILAR                                                              10 YEARS
                                      SUB-ADVISER          INCEPTION        TOTAL                            OR SINCE
WRL PORTFOLIO                             FUND                DATE         ASSETS        1 YEAR    5 YEARS   INCEPTION
----------------------------- --------------------------- ----------- ---------------- ---------- --------- ----------

WRL Janus Global                   Janus Worldwide(1)      5/15/91           $18.5       15.44%   21.13%      21.29%
                                                                           billion
WRL Alger Aggressive Growth        The Alger Fund(1)       Class A          $349.3       38.42%      N/A      29.49%
                                  Capital Appreciation     12/31/96        million
WRL VKAM Emerging Growth               Van Kampen          Class A         $5,196.5      34.73%   20.96%      18.08%
                                    Emerging Growth        10/2/70         million
WRL Third Avenue Value                Third Avenue         11/1/90            $1.6        3.92%   15.28%      20.08%
                                       Value Fund                          billion
WRL Dreyfus Mid Cap              Dreyfus Premier Midcap    Class R           $186.6       8.63%      N/A      20.41%
                                       Stock Fund          11/12/93        million
                                                                         (all classes)
WRL Goldman Sachs Growth         Goldman Sachs Capital     Class A         $2,187.8      33.88%   22.27%      19.76%
                                     Growth Fund(1)        4/20/90         million
                                                                         (all classes)
WRL Goldman Sachs Small Cap      Goldman Sachs CORE        Class A         $145.6        -5.96%      N/A       1.11%
                                Small Cap Equity Fund(1)   8/15/97        million
                                                                         (all classes)
WRL T. Rowe Price Dividend       T. Rowe Price Dividend    12/30/92         $1.3         15.04%   20.48%      20.29%
 Growth                              Growth Fund(2)                        billion
WRL T. Rowe Price Small Cap    T. Rowe Price Diversified   6/30/97          $7.9          3.58%      N/A       7.14%
                                Small-Cap Growth Fund(2)                   million
WRL Pilgrim Baxter Mid Cap      PBHG Growth II Portfolio    5/1/97       $18 million      8.19%      N/A       9.46%
 Growth
WRL Salomon All Cap                 Salomon Brothers       Class O         $240.9        23.83%   19.37%      17.56%
                                    Capital Fund(3)        11/1/96        million
                                                                       (all classes)


(1) The fund offers Class B and Class C shares as well. Returns for those classes may differ from those of Class A shares due to differing fee structures.
(2) The T. Rowe Price Dividend Growth and T. Rowe Price Diversified Small-Cap Growth Funds do not have a sales loads.
(3) The Salomon Brothers Capital Fund Class O shares does not have a sales load.

THE PERFORMANCE OF SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT ANY OF THE CHARGES, FEES, AND EXPENSES IMPOSED UNDER THE POLICIES OR ANNUITY CONTRACTS. SUCH PERFORMANCE WOULD IN EACH CASE BE LOWER IF IT REFLECTED THESE CHARGES, FEES AND EXPENSES. SEE THE CONTRACT FORM OR DISCLOSURE DOCUMENT FOR THE POLICY OR ANNUITY CONTRACT. (THE DISCLOSURE DOCUMENTS FOR THE POLICY OR ANNUITY CONTRACT DESCRIBE SIMILAR SUB-ADVISERS FUNDS AS "SIMILAR SUB-ADVISED FUNDS.")

(See the SAI for more information about the portfolios' performance.)


                                 Prospectus 49

OTHER INFORMATION

[GRAPHIC OMITTED]  PURCHASE AND REDEMPTION OF SHARES

As described earlier in the prospectus, shares of the portfolios are sold exclusively to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, PFL Life Insurance Company, AUSA Life Insurance Company, Inc. and Peoples Benefit Life Insurance Company and are not offered to the public. Shares are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.)

[GRAPHIC OMITTED]  VALUATION OF SHARES

Each portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually 4:00 p.m., Eastern Time), on each day the exchange is open.

Net asset value (NAV) of a portfolio share is computed by dividing the value of the net assets of the portfolio by the total number of shares outstanding in the portfolio. Share prices for any transaction are those next calculated after receipt of an order.

   WHAT IS NET ASSET VALUE?
   The net asset value of a portfolio share is computed by dividing the value of the net assets of the portfolio by the total number of shares outstanding in the portfolio.

Except for money market instruments maturing in 60 days or less, securities held by portfolios (other than the WRL J.P. Morgan Money Market) are valued at market value. If market values are not readily available, securities are valued at fair value as determined by the Fund's Valuation Committee under the supervision of the Fund's Board.

Money market instruments maturing in 60 days or less, and all securities held in the WRL J.P. Morgan Money Market, are valued on the amortized cost basis. Under this method, the NAV of the money market portfolio shares is expected to remain at a constant $1.00 per share, although there can be no assurance that the portfolio will be able to maintain a stable NAV. (See the SAI for details.)

[GRAPHIC OMITTED]  DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends from investment income of a portfolio normally are declared daily and reinvested monthly in additional shares of the portfolio at net asset value. Distributions of net realized capital gains from security transactions normally are declared and paid in additional shares of the portfolio at the end of the fiscal year.

[GRAPHIC OMITTED]  TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and the annuity contracts.

Section 817(h) of the Code and the regulations thereunder impose
"diversification" requirements on each portfolio. Each portfolio intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on each portfolio by Subchapter M and the


                                 Prospectus 50

1940 Act. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by "safe harbor," rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. If a portfolio does not satisfy the section 817(h) requirements, the separate accounts, the insurance companies, the policies and the annuity contracts may be taxable. See the prospectuses for the policies and annuity contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors.

[GRAPHIC OMITTED]  REPORT TO POLICYHOLDERS

The fiscal year of each portfolio ends on December 31 of each year. The Fund will send to you, at least semi-annually, reports which show the portfolios' composition and other information. An annual report, with audited financial information, will be sent to you each year.

[GRAPHIC OMITTED]  DISTRIBUTION AND SERVICE PLANS

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Fund. (Prior to May 1, 1999, InterSecurities, Inc., an affiliate of the investment adviser, served as underwriter of the Fund.) The Plan permits the use of Fund assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Fund, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio as payment for actual expenses incurred in connection with the distribution of the shares of the portfolios. Because these fees are paid out of Fund assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

As of the date of this prospectus, the Fund has not paid any distribution fees under the Plan and does not intend to do so before April 30, 2000. You will receive written notice prior to the payment of any fees under the Plan.


[GRAPHIC OMITTED]  YEAR 2000 READINESS

In May 1996, the Fund and the investment adviser adopted and presently have in place a Year 2000 Project Plan (the "Plan") to review and analyze existing hardware and software systems, as well as voice and data communications systems, to determine if they are Year 2000 compliant. As of March 1, 1999, substantially all of the Fund's and investment adviser's mission-critical systems are Year 2000 compliant. The Plan remains on track as we continue with the validation of our mission-critical and non-mission-critical systems, including revalidation testing in 1999. In addition, we have undertaken aggressive initiatives to test all systems that interface with any third parties and other business partners. All of these steps are aimed at allowing current operations to remain unaffected by the Year 2000 date change.


                                 Prospectus 51

As of the date of this prospectus, the Fund and the investment adviser have identified and made available what they believe are the appropriate resources of hardware, people, and dollars, including the engagement of outside third parties, to ensure that the Plan will be completed.

The actions taken by management under the Plan are intended to reduce significantly the Fund's and the investment adviser's risk of a material business interruption based on the Year 2000 issues. It should be noted that the Year 2000 computer problem, and its resolution, is complex and multifaceted, and any company's success cannot be conclusively known until the Year 2000 is reached. In spite of its efforts or results, our ability to function unaffected to and through the Year 2000 may be adversely affected by actions, or failure to act, of third parties beyond our knowledge or control.

This statement is a Year 2000 Readiness Disclosure pursuant to Section 3(9) of the YEAR 2000 INFORMATION AND READINESS DISCLOSURE ACT, 15 U.S.C. Section 1
(1998).


                                 Prospectus 52

FINANCIAL HIGHLIGHTS*

THE FINANCIAL HIGHLIGHTS TABLE IS INTENDED TO HELP YOU UNDERSTAND A PORTFOLIO'S FINANCIAL PERFORMANCE FOR THE PAST 5 YEARS (OR, IF SHORTER, THE PERIOD OF THE PORTFOLIO'S OPERATIONS). CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE PORTFOLIO SHARE. THE TOTAL RETURNS IN THE TABLE REPRESENT THE RATE AN INVESTOR WOULD HAVE EARNED (OR LOST) ON AN INVESTMENT IN EACH PORTFOLIO (ASSUMING REINVESTMENT OF ALL DISTRIBUTIONS). THIS INFORMATION HAS BEEN AUDITED BY PRICEWATERHOUSECOOPERS LLP, INDEPENDENT ACCOUNTANTS, WHOSE REPORT, ALONG WITH THE FUND'S FINANCIAL STATEMENTS, ARE INCLUDED IN THE FUND'S ANNUAL REPORT, WHICH IS AVAILABLE UPON REQUEST BY CALLING THE FUND AT 1-800-851-9777. (INFORMATION IS NOT INCLUDED FOR WRL GOLDMAN SACHS SMALL CAP, WRL GOLDMAN SACHS GROWTH, WRL PILGRIM BAXTER MID CAP GROWTH, WRL T. ROWE PRICE SMALL CAP, WRL T. ROWE PRICE DIVIDEND GROWTH, WRL SALOMON ALL CAP OR WRL DREYFUS MID CAP AS THESE PORTFOLIOS COMMENCED OPERATIONS MAY 1, 1999.)

FOR THE YEAR ENDED

                                                                        WRL J.P. MORGAN MONEY MARKET
                                                                        -----------------------------
                                                                                DECEMBER 31,
                                                                        -----------------------------
                                                                             1998           1997
                                                                        -------------- --------------
Net asset value, beginning of year ....................................    $   1.00       $   1.00
 Income from operations:
  Net investment income (loss) ........................................        0.05           0.05
  Net realized and unrealized gain (loss) on investments ..............        0.00           0.00
                                                                           --------       --------
   Net income (loss) from operations ..................................        0.05           0.05
                                                                           --------       --------
 Distributions:
  Dividends from net investment income ................................       (0.05)         (0.05)
  Dividends in excess of net investment income ........................        0.00           0.00
  Distributions from net realized gains on investments ................        0.00           0.00
  Distributions in excess of net realized gains on investments ........        0.00           0.00
                                                                           --------       --------
   Total distributions ................................................       (0.05)         (0.05)
                                                                           --------       --------
Net asset value, end of year ..........................................    $   1.00       $   1.00
                                                                           ========       ========
Total return (a) ......................................................        5.26 %         5.24 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................    $ 169,731      $ 119,708
  Ratio of expenses to average net assets (b) .........................        0.46 %         0.48 %
  Ratio of net investment income (loss) to average net assets (b) .....        5.24 %         5.32 %
  Portfolio turnover rate (a) .........................................      n/a            n/a


                                                                               WRL J.P. MORGAN MONEY MARKET
                                                                        ------------------------------------------
                                                                                       DECEMBER 31,
                                                                        ------------------------------------------
                                                                             1996           1995          1994
                                                                        -------------- ------------- -------------
Net asset value, beginning of year ....................................    $   1.00       $  1.00       $  1.00
 Income from operations:
  Net investment income (loss) ........................................        0.05          0.05          0.04
  Net realized and unrealized gain (loss) on investments ..............        0.00          0.00          0.00
                                                                           --------       -------       -------
   Net income (loss) from operations ..................................        0.05          0.05          0.04
                                                                           --------       -------       -------
 Distributions:
  Dividends from net investment income ................................       (0.05)        (0.05)        (0.04)
  Dividends in excess of net investment income ........................        0.00          0.00          0.00
  Distributions from net realized gains on investments ................        0.00          0.00          0.00
  Distributions in excess of net realized gains on investments ........        0.00          0.00          0.00
                                                                           --------       -------       -------
   Total distributions ................................................       (0.05)        (0.05)        (0.04)
                                                                           --------       -------       -------
Net asset value, end of year ..........................................    $   1.00       $  1.00       $  1.00
                                                                           ========       =======       =======
Total return (a) ......................................................        5.03 %        5.40 %        3.44 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................    $ 122,114      $ 80,544      $ 93,081
  Ratio of expenses to average net assets (b) .........................        0.52 %        0.56 %        0.60 %
  Ratio of net investment income (loss) to average net assets (b) .....        5.03 %        5.30 %        3.59 %
  Portfolio turnover rate (a) .........................................      n/a           n/a           n/a

                                                                               WRL AEGON BOND
                                                                        -----------------------------
                                                                                DECEMBER 31,
                                                                        -----------------------------
                                                                             1998           1997
                                                                        -------------- --------------
Net asset value, beginning of year ....................................    $  11.14       $  10.71
 Income from operations:
  Net investment income (loss) ........................................        0.64           0.65
  Net realized and unrealized gain (loss) on investments ..............        0.40           0.32
                                                                           --------       --------
   Net income (loss) from operations ..................................        1.04           0.97
                                                                           --------       --------
 Distributions:
  Dividends from net investment income ................................       (0.59)         (0.54)
  Dividends in excess of net investment income ........................        0.00           0.00
  Distributions from net realized gains on investments ................        0.00           0.00
  Distributions in excess of net realized gains on investments ........        0.00           0.00
                                                                           --------       --------
   Total distributions ................................................       (0.59)         (0.54)
                                                                           --------       --------
Net asset value, end of year ..........................................    $  11.59       $  11.14
                                                                           ========       ========
Total return (a) ......................................................        9.32 %         9.16 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................    $ 170,744      $ 129,654
  Ratio of expenses to average net assets (b) .........................        0.54 %         0.64 %
  Ratio of net investment income (loss) to average net assets (b) .....        5.54 %         5.90 %
  Portfolio turnover rate (a) .........................................       51.60 %       213.03 %


                                                                                     WRL AEGON BOND
                                                                        ----------------------------------------
                                                                                      DECEMBER 31,
                                                                        ----------------------------------------
                                                                             1996          1995         1994
                                                                        ------------- ------------- ------------
Net asset value, beginning of year ....................................   $  11.35      $   9.80      $  11.24
 Income from operations:
  Net investment income (loss) ........................................       0.64          0.69          0.63
  Net realized and unrealized gain (loss) on investments ..............      (0.64)         1.55         (1.44)
                                                                          --------      --------      --------
   Net income (loss) from operations ..................................       0.00          2.24         (0.81)
                                                                          --------      --------      --------
 Distributions:
  Dividends from net investment income ................................      (0.64)        (0.69)        (0.63)
  Dividends in excess of net investment income ........................       0.00          0.00          0.00
  Distributions from net realized gains on investments ................       0.00          0.00          0.00
  Distributions in excess of net realized gains on investments ........       0.00          0.00          0.00
                                                                          --------      --------      --------
   Total distributions ................................................      (0.64)        (0.69)        (0.63)
                                                                          --------      --------      --------
Net asset value, end of year ..........................................   $  10.71      $  11.35      $   9.80
                                                                          ========      ========      ========
Total return (a) ......................................................       0.14 %       22.99 %   (6.94)%
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................   $ 95,759      $ 96,972      $ 71,064
  Ratio of expenses to average net assets (b) .........................       0.64 %        0.61 %        0.59 %
  Ratio of net investment income (loss) to average net assets (b) .....       5.96 %        6.45 %        5.94 %
  Portfolio turnover rate (a) .........................................     187.72 %      120.54 %      131.73 %

                                   Prospectus 53

FINANCIAL HIGHLIGHTS*

FOR THE YEAR ENDED

                                                                                WRL JANUS GROWTH
                                                                        ---------------------------------
                                                                                  DECEMBER 31,
                                                                        ---------------------------------
                                                                              1998             1997
                                                                        ---------------- ----------------
Net asset value, beginning of year ....................................    $    36.84       $    35.00
 Income from operations:
  Net investment income (loss) ........................................          0.12             0.31
  Net realized and unrealized gain (loss) on investments ..............         23.49             5.88
                                                                           ----------       ----------
   Net income (loss) from operations ..................................         23.61             6.19
                                                                           ----------       ----------
 Distributions:
  Dividends from net investment income ................................         (0.09)           (0.26)
  Dividends in excess of net investment income ........................          0.00             0.00
  Distributions from net realized gains on investments ................         (0.42)           (4.09)
  Distributions in excess of net realized gains on investments ........          0.00             0.00
                                                                           ----------       ----------
   Total distributions ................................................         (0.51)           (4.35)
                                                                           ----------       ----------
Net asset value, end of year ..........................................    $    59.94       $    36.84
                                                                           ==========       ==========
Total return (a) ......................................................         64.47 %          17.54 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................    $ 3,086,057      $ 1,839,453
  Ratio of expenses to average net assets (b) .........................          0.83 %           0.87 %
  Ratio of net investment income (loss) to average net assets (b) .....          0.25 %           0.80 %
  Portfolio turnover rate (a) .........................................         35.29 %          85.88 %


                                                                                         WRL JANUS GROWTH
                                                                        --------------------------------------------------
                                                                                           DECEMBER 31,
                                                                        --------------------------------------------------
                                                                              1996             1995             1994
                                                                        ---------------- ---------------- ----------------
Net asset value, beginning of year ....................................    $    31.66       $    23.81       $     26.25
 Income from operations:
  Net investment income (loss) ........................................          0.34             0.26             0.22
  Net realized and unrealized gain (loss) on investments ..............          5.35            10.97            (2.41)
                                                                           ----------       ----------       -----------
   Net income (loss) from operations ..................................          5.69            11.23            (2.19)
                                                                           ----------       ----------       -----------
 Distributions:
  Dividends from net investment income ................................         (0.35)           (0.24)           (0.22)
  Dividends in excess of net investment income ........................         (0.01)            0.00             0.00
  Distributions from net realized gains on investments ................         (1.99)           (3.14)            0.00
  Distributions in excess of net realized gains on investments ........          0.00             0.00            (0.03)
                                                                           ----------       ----------       -----------
   Total distributions ................................................         (2.35)           (3.38)           (0.25)
                                                                           ----------       ----------       -----------
Net asset value, end of year ..........................................    $    35.00       $    31.66       $     23.81
                                                                           ==========       ==========       ===========
Total return (a) ......................................................         17.96 %          47.12 %           (8.31)%
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................    $ 1,527,409      $ 1,195,174      $   814,383
  Ratio of expenses to average net assets (b) .........................          0.88 %           0.86 %           0.84 %
  Ratio of net investment income (loss) to average net assets (b) .....          0.98 %           0.90 %           0.88 %
  Portfolio turnover rate (a) .........................................         45.21 %         130.48 %         107.33 %

                                                                               WRL JANUS GLOBAL
                                                                        -------------------------------
                                                                                 DECEMBER 31,
                                                                        -------------------------------
                                                                              1998            1997
                                                                        ---------------- --------------
Net asset value, beginning of year ....................................    $    19.04       $  18.12
 Income from operations:
  Net investment income (loss) ........................................          0.05           0.08
  Net realized and unrealized gain (loss) on investments ..............          5.61           3.32
                                                                           ----------       --------
   Net income (loss) from operations ..................................          5.66           3.40
                                                                           ----------       --------
 Distributions:
  Dividends from net investment income ................................         (0.13)         (0.13)
  Dividends in excess of net investment income ........................          0.00          (1.01)
  Distributions from net realized gains on investments ................         (0.80)         (1.34)
  Distributions in excess of net realized gains on investments ........         (0.06)          0.00
                                                                           ----------       --------
   Total distributions ................................................         (0.99)         (2.48)
                                                                           ----------       --------
Net asset value, end of year ..........................................    $    23.71       $  19.04
                                                                           ==========       ========
Total return (a) ......................................................         30.01 %        18.75 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................    $ 1,069,765      $ 785,966
  Ratio of expenses to average net assets (b) .........................          0.95 %         1.00 %
  Ratio of net investment income (loss) to average net assets (b) .....          0.23 %         0.41 %
  Portfolio turnover rate (a) .........................................         87.36 %        97.54 %


                                                                                      WRL JANUS GLOBAL
                                                                        --------------------------------------------
                                                                                        DECEMBER 31,
                                                                        --------------------------------------------
                                                                             1996           1995           1994
                                                                        -------------- -------------- --------------
Net asset value, beginning of year ....................................    $  15.52       $  13.12       $  13.62
 Income from operations:
  Net investment income (loss) ........................................        0.08           0.10           0.10
  Net realized and unrealized gain (loss) on investments ..............        4.20           2.91           0.10
                                                                           --------       --------       --------
   Net income (loss) from operations ..................................        4.28           3.01           0.20
                                                                           --------       --------       --------
 Distributions:
  Dividends from net investment income ................................       (0.04)          0.00          (0.10)
  Dividends in excess of net investment income ........................       (0.17)          0.00          (0.01)
  Distributions from net realized gains on investments ................       (1.47)         (0.61)         (0.56)
  Distributions in excess of net realized gains on investments ........        0.00           0.00          (0.03)
                                                                           --------       --------       --------
   Total distributions ................................................       (1.68)         (0.61)         (0.70)
                                                                           --------       --------       --------
Net asset value, end of year ..........................................    $  18.12       $  15.52       $  13.12
                                                                           ========       ========       ========
Total return (a) ......................................................       27.74 %        23.06 %         0.25 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................    $ 534,820      $ 289,506      $ 261,778
  Ratio of expenses to average net assets (b) .........................        0.99 %         0.99 %         1.01 %
  Ratio of net investment income (loss) to average net assets (b) .....        0.46 %         0.75 %         0.73 %
  Portfolio turnover rate (a) .........................................       88.31 %       130.60 %       192.06 %



                                 Prospectus 54

FINANCIAL HIGHLIGHTS*

FOR THE YEAR ENDED

                                                                          WRL LKCM STRATEGIC TOTAL
                                                                                   RETURN
                                                                        -----------------------------
                                                                                DECEMBER 31,
                                                                        -----------------------------
                                                                             1998           1997
                                                                        -------------- --------------
Net asset value, beginning of year ....................................    $  15.62       $  13.97
 Income from operations:
  Net investment income (loss) ........................................        0.39           0.37
  Net realized and unrealized gain (loss) on investments ..............        1.09           2.68
                                                                           --------       --------
   Net income (loss) from operations ..................................        1.48           3.05
                                                                           --------       --------
 Distributions:
  Dividends from net investment income ................................       (0.38)         (0.35)
  Dividends in excess of net investment income ........................        0.00          (0.03)
  Distributions from net realized gains on investments ................       (0.32)         (1.02)
  Distributions in excess of net realized gains on investments ........        0.00           0.00
                                                                           --------       --------
   Total distributions ................................................       (0.70)         (1.40)
                                                                           --------       --------
Net asset value, end of year ..........................................    $  16.40       $  15.62
                                                                           ========       ========
Total return (a) ......................................................        9.64 %        21.85 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................    $ 592,312      $ 526,577
  Ratio of expenses to average net assets (b) .........................        0.86 %         0.88 %
  Ratio of net investment income (loss) to average net assets (b) .....        2.43 %         2.43 %
  Portfolio turnover rate (a) .........................................       49.20 %        48.20 %


                                                                              WRL LKCM STRATEGIC TOTAL RETURN
                                                                        -------------------------------------------
                                                                                       DECEMBER 31,
                                                                        -------------------------------------------
                                                                             1996           1995           1994
                                                                        -------------- -------------- -------------
Net asset value, beginning of year ....................................    $  12.86       $  10.90      $  11.23
 Income from operations:
  Net investment income (loss) ........................................        0.37           0.37          0.31
  Net realized and unrealized gain (loss) on investments ..............        1.56           2.33         (0.33)
                                                                           --------       --------      --------
   Net income (loss) from operations ..................................        1.93           2.70         (0.02)
                                                                           --------       --------      --------
 Distributions:
  Dividends from net investment income ................................       (0.32)         (0.37)        (0.31)
  Dividends in excess of net investment income ........................        0.00           0.00          0.00
  Distributions from net realized gains on investments ................       (0.50)         (0.37)         0.00
  Distributions in excess of net realized gains on investments ........        0.00           0.00          0.00
                                                                           --------       --------      --------
   Total distributions ................................................       (0.82)         (0.74)        (0.31)
                                                                           --------       --------      --------
Net asset value, end of year ..........................................    $  13.97       $  12.86      $  10.90
                                                                           ========       ========      ========
Total return (a) ......................................................       15.00 %        24.66 %       (0.53)%
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................    $ 390,141      $ 256,806     $ 183,867
  Ratio of expenses to average net assets (b) .........................        0.91 %         0.87 %        0.89 %
  Ratio of net investment income (loss) to average net assets (b) .....        2.72 %         3.07 %        2.78 %
  Portfolio turnover rate (a) .........................................       49.32 %        52.59 %       53.50 %

                                                                          WRL VKAM EMERGING GROWTH
                                                                        -----------------------------
                                                                                DECEMBER 31,
                                                                        -----------------------------
                                                                             1998           1997
                                                                        -------------- --------------
Net asset value, beginning of year ....................................    $  20.37       $  18.46
 Income from operations:
  Net investment income (loss) ........................................       (0.08)         (0.05)
  Net realized and unrealized gain (loss) on investments ..............        7.56           4.03
                                                                           --------       --------
   Net income (loss) from operations ..................................        7.48           3.98
                                                                           --------       --------
 Distributions:
  Dividends from net investment income ................................        0.00           0.00
  Dividends in excess of net investment income ........................        0.00           0.00
  Distributions from net realized gains on investments ................       (0.93)         (2.07)
  Distributions in excess of net realized gains on investments ........        0.00           0.00
                                                                           --------       --------
   Total distributions ................................................       (0.93)         (2.07)
                                                                           --------       --------
Net asset value, end of year ..........................................    $  26.92       $  20.37
                                                                           ========       ========
Total return (a) ......................................................       37.33 %        21.45 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................    $ 853,440      $ 592,003
  Ratio of expenses to average net assets (b) .........................        0.89 %         0.93 %
  Ratio of net investment income (loss) to average net assets (b) .....       (0.36)%        (0.27)%
  Portfolio turnover rate (a) .........................................       99.50 %        99.78 %


                                                                                 WRL VKAM EMERGING GROWTH
                                                                        -------------------------------------------
                                                                                       DECEMBER 31,
                                                                        -------------------------------------------
                                                                             1996           1995           1994
                                                                        -------------- -------------- -------------
Net asset value, beginning of year ....................................    $  16.25       $  11.55      $  12.47
 Income from operations:
  Net investment income (loss) ........................................       (0.04)          0.01          0.01
  Net realized and unrealized gain (loss) on investments ..............        3.10           5.42         (0.92)
                                                                           --------       --------      --------
   Net income (loss) from operations ..................................        3.06           5.43         (0.91)
                                                                           --------       --------      --------
 Distributions:
  Dividends from net investment income ................................        0.00           0.00         (0.01)
  Dividends in excess of net investment income ........................        0.00           0.00          0.00
  Distributions from net realized gains on investments ................       (0.85)         (0.73)         0.00
  Distributions in excess of net realized gains on investments ........        0.00           0.00          0.00
                                                                           --------       --------      --------
   Total distributions ................................................       (0.85)         (0.73)        (0.01)
                                                                           --------       --------      --------
Net asset value, end of year ..........................................    $  18.46       $  16.25      $  11.55
                                                                           ========       ========      ========
Total return (a) ......................................................       18.88 %        46.79 %       (7.36)%
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................    $ 431,454      $ 288,519     $ 182,650
  Ratio of expenses to average net assets (b) .........................        0.94 %         0.91 %        0.92 %
  Ratio of net investment income (loss) to average net assets (b) .....       (0.24)%         0.03 %        0.06 %
  Portfolio turnover rate (a) .........................................       80.02 %       124.13 %       72.62 %



                                 Prospectus 55

FINANCIAL HIGHLIGHTS*

FOR THE YEAR ENDED

                                                                        WRL ALGER AGGRESSIVE GROWTH
                                                                        ---------------------------
                                                                               DECEMBER 31,
                                                                        ---------------------------
                                                                             1998          1997
                                                                        ------------- -------------
Net asset value, beginning of year ....................................  $    16.04    $    14.18
 Income from operations:
  Net investment income (loss) ........................................       (0.04)        (0.01)
  Net realized and unrealized gain (loss) on investments ..............        7.68          3.44
                                                                         ----------    ----------
   Net income (loss) from operations ..................................        7.64          3.43
                                                                         ----------    ----------
 Distributions:
  Dividends from net investment income ................................        0.00          0.00
  Dividends in excess of net investment income ........................       (0.05)        (0.42)
  Distributions from net realized gains on investments ................       (1.19)        (1.15)
  Distributions in excess of net realized gains on investments ........        0.00          0.00
                                                                         ----------    ----------
   Total distributions ................................................       (1.24)        (1.57)
                                                                         ----------    ----------
Net asset value, end of year ..........................................  $    22.44    $    16.04
                                                                         ==========    ==========
Total return (a) ......................................................       48.69 %       24.25 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................  $  574,164    $  336,166
  Ratio of expenses to average net assets (b) .........................        0.91 %        0.96 %
  Ratio of net investment income (loss) to average net assets (b) .....       (0.21)%       (0.06)%
  Portfolio turnover rate (a) .........................................      117.44 %      136.18 %


                                                                              WRL ALGER AGGRESSIVE GROWTH
                                                                        ----------------------------------------
                                                                                      DECEMBER 31,
                                                                        ----------------------------------------
                                                                             1996          1995       1994 (c)
                                                                        ------------- ------------- ------------
Net asset value, beginning of year ....................................  $    13.25    $     9.86    $   10.00
 Income from operations:
  Net investment income (loss) ........................................       (0.01)        (0.06)        0.02
  Net realized and unrealized gain (loss) on investments ..............        1.38          3.96        (0.14)
                                                                         ----------    ----------    ---------
   Net income (loss) from operations ..................................        1.37          3.90        (0.12)
                                                                         ----------    ----------    ---------
 Distributions:
  Dividends from net investment income ................................        0.00          0.00        (0.02)
  Dividends in excess of net investment income ........................       (0.19)         0.00         0.00
  Distributions from net realized gains on investments ................       (0.25)        (0.51)        0.00
  Distributions in excess of net realized gains on investments ........        0.00          0.00         0.00
                                                                         ----------    ----------    ---------
   Total distributions ................................................       (0.44)        (0.51)       (0.02)
                                                                         ----------    ----------    ---------
Net asset value, end of year ..........................................  $    14.18    $    13.25    $    9.86
                                                                         ==========    ==========    =========
Total return (a) ......................................................       10.45 %       38.02 %      (1.26)%
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................  $  220,552    $  158,534    $  38,826
  Ratio of expenses to average net assets (b) .........................        0.98 %        1.07 %       1.00 %
  Ratio of net investment income (loss) to average net assets (b) .....       (0.10)%       (0.48)%      (0.20)%
  Portfolio turnover rate (a) .........................................      101.28 %      108.04 %      89.73 %


                                                                            WRL AEGON BALANCED
                                                                        ---------------------------
                                                                               DECEMBER 31,
                                                                        ---------------------------
                                                                             1998          1997
                                                                        ------------- -------------
Net asset value, beginning of year ....................................    $ 12.01       $ 11.39
 Income from operations:
  Net investment income (loss) ........................................       0.35          0.38
  Net realized and unrealized gain (loss) on investments ..............       0.47          1.56
                                                                           -------       -------
   Net income (loss) from operations ..................................       0.82          1.94
                                                                           -------       -------
 Distributions:
  Dividends from net investment income ................................      (0.28)        (0.36)
  Dividends in excess of net investment income ........................       0.00         (0.30)
  Distributions from net realized gains on investments ................       0.00         (0.66)
  Distributions in excess of net realized gains on investments ........      (0.01)         0.00
                                                                           -------       -------
   Total distributions ................................................      (0.29)        (1.32)
                                                                           -------       -------
Net asset value, end of year ..........................................    $ 12.54       $ 12.01
                                                                           =======       =======
Total return (a) ......................................................       6.93 %       17.10 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................    $ 95,000      $ 73,451
  Ratio of expenses to average net assets (b) .........................       0.91 %        0.94 %
  Ratio of net investment income (loss) to average net assets (b) .....       2.89 %        3.13 %
  Portfolio turnover rate (a) .........................................      83.94 %       77.06 %


                                                                                  WRL AEGON BALANCED
                                                                        ---------------------------------------
                                                                                     DECEMBER 31,
                                                                        ---------------------------------------
                                                                            1996          1995       1994 (c)
                                                                        ------------ ------------- ------------
Net asset value, beginning of year ....................................   $ 10.63       $  9.24     $   10.00
 Income from operations:
  Net investment income (loss) ........................................      0.34          0.44          0.34
  Net realized and unrealized gain (loss) on investments ..............      0.80          1.38         (0.76)
                                                                          -------       -------     ---------
   Net income (loss) from operations ..................................      1.14          1.82         (0.42)
                                                                          -------       -------     ---------
 Distributions:
  Dividends from net investment income ................................     (0.28)        (0.43)        (0.34)
  Dividends in excess of net investment income ........................      0.00          0.00          0.00
  Distributions from net realized gains on investments ................     (0.10)         0.00          0.00
  Distributions in excess of net realized gains on investments ........      0.00          0.00          0.00
                                                                          -------       -------     ---------
   Total distributions ................................................     (0.38)        (0.43)        (0.34)
                                                                          -------       -------     ---------
Net asset value, end of year ..........................................   $ 11.39       $ 10.63     $    9.24
                                                                          =======       =======     =========
Total return (a) ......................................................     10.72 %       19.80 %       (5.73)%
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................   $49,331       $ 31,114    $  19,422
  Ratio of expenses to average net assets (b) .........................      0.97 %        0.97 %        1.00 %
  Ratio of net investment income (loss) to average net assets (b) .....      3.14 %        4.38 %        4.27 %
  Portfolio turnover rate (a) .........................................     76.90 %       98.55 %       57.73 %



                                 Prospectus 56

FINANCIAL HIGHLIGHTS*

FOR THE YEAR ENDED

                                                                          WRL FEDERATED GROWTH &
                                                                                  INCOME
                                                                        ---------------------------
                                                                               DECEMBER 31,
                                                                        ---------------------------
                                                                             1998          1997
                                                                        ------------- -------------
Net asset value, beginning of year ....................................    $ 12.56      $  11.76
 Income from operations:
  Net investment income (loss) ........................................       0.53          0.49
  Net realized and unrealized gain (loss) on investments ..............      (0.16)         2.35
                                                                           -------      --------
   Net income (loss) from operations ..................................       0.37          2.84
                                                                           -------      --------
 Distributions:
  Dividends from net investment income ................................      (0.55)        (0.43)
  Dividends in excess of net investment income ........................       0.00         (0.59)
  Distributions from net realized gains on investments ................      (0.10)        (1.02)
  Distributions in excess of net realized gains on investments ........       0.00          0.00
                                                                           -------      --------
   Total distributions ................................................      (0.65)        (2.04)
                                                                           -------      --------
Net asset value, end of year ..........................................    $ 12.28      $  12.56
                                                                           =======      ========
Total return (a) ......................................................       3.05 %       24.65 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................    $ 87,616     $ 60,492
  Ratio of expenses to average net assets (b) .........................       0.90 %        0.96 %
  Ratio of net investment income (loss) to average net assets (b) .....       4.35 %        3.84 %
  Portfolio turnover rate (a) .........................................      97.17 %      155.77 %

                                                                             WRL FEDERATED GROWTH & INCOME
                                                                        ----------------------------------------
                                                                                      DECEMBER 31,
                                                                        ----------------------------------------
                                                                             1996          1995       1994 (c)
                                                                        ------------- ------------- ------------
Net asset value, beginning of year ....................................    $ 11.12       $  9.30     $   10.00
 Income from operations:
  Net investment income (loss) ........................................       0.42          0.46          0.43
  Net realized and unrealized gain (loss) on investments ..............       0.87          1.93         (0.70)
                                                                           -------       -------     ---------
   Net income (loss) from operations ..................................       1.29          2.39         (0.27)
                                                                           -------       -------     ---------
 Distributions:
  Dividends from net investment income ................................      (0.33)        (0.46)        (0.43)
  Dividends in excess of net investment income ........................       0.00          0.00          0.00
  Distributions from net realized gains on investments ................      (0.32)        (0.11)         0.00
  Distributions in excess of net realized gains on investments ........       0.00          0.00          0.00
                                                                           -------       -------     ---------
   Total distributions ................................................      (0.65)        (0.57)        (0.43)
                                                                           -------       -------     ---------
Net asset value, end of year ..........................................    $ 11.76       $ 11.12     $    9.30
                                                                           =======       =======     =========
Total return (a) ......................................................      11.64 %       25.25 %       (4.58)%
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................    $ 38,115      $ 24,607    $  10,482
  Ratio of expenses to average net assets (b) .........................       1.00 %        1.00 %        1.00 %
  Ratio of net investment income (loss) to average net assets (b) .....       3.73 %        4.56 %        5.36 %
  Portfolio turnover rate (a) .........................................      68.53 %       78.34 %       36.13 %

                                                                        WRL DEAN ASSET
                                                                          ALLOCATION
                                                                        --------------
                                                                         DECEMBER 31,
                                                                        --------------
                                                                             1998
                                                                        --------------
Net asset value, beginning of year ....................................    $  13.61
 Income from operations:
  Net investment income (loss) ........................................        0.41
  Net realized and unrealized gain (loss) on investments ..............        0.71
                                                                           --------
   Net income (loss) from operations ..................................        1.12
                                                                           --------
 Distributions:
  Dividends from net investment income ................................       (0.39)
  Dividends in excess of net investment income ........................        0.00
  Distributions from net realized gains on investments ................       (0.99)
  Distributions in excess of net realized gains on investments ........        0.00
                                                                           --------
   Total distributions ................................................       (1.38)
                                                                           --------
Net asset value, end of year ..........................................    $  13.35
                                                                           ========
Total return (a) ......................................................        8.33 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................    $ 365,738
  Ratio of expenses to average net assets (b) .........................        0.86 %
  Ratio of net investment income (loss) to average net assets (b) .....        2.93 %
  Portfolio turnover rate (a) .........................................       76.62 %


                                                                                 WRL DEAN ASSET ALLOCATION
                                                                        --------------------------------------------
                                                                                        DECEMBER 31,
                                                                        --------------------------------------------
                                                                             1997           1996         1995 (d)
                                                                        -------------- -------------- --------------
Net asset value, beginning of year ....................................    $  12.61       $  11.49       $  10.00
 Income from operations:
  Net investment income (loss) ........................................        0.36           0.33           0.41
  Net realized and unrealized gain (loss) on investments ..............        1.72           1.33           1.93
                                                                           --------       --------       --------
   Net income (loss) from operations ..................................        2.08           1.66           2.34
                                                                           --------       --------       --------
 Distributions:
  Dividends from net investment income ................................       (0.33)         (0.30)         (0.41)
  Dividends in excess of net investment income ........................       (0.19)          0.00           0.00
  Distributions from net realized gains on investments ................       (0.56)         (0.24)         (0.44)
  Distributions in excess of net realized gains on investments ........        0.00           0.00           0.00
                                                                           --------       --------       --------
   Total distributions ................................................       (1.08)         (0.54)         (0.85)
                                                                           --------       --------       --------
Net asset value, end of year ..........................................    $  13.61       $  12.61       $  11.49
                                                                           ========       ========       ========
Total return (a) ......................................................       16.59 %        14.42 %        20.09 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................    $ 302,745      $ 206,172      $ 120,531
  Ratio of expenses to average net assets (b) .........................        0.87 %         0.90 %         0.93 %
  Ratio of net investment income (loss) to average net assets (b) .....        2.65 %         2.78 %         3.76 %
  Portfolio turnover rate (a) .........................................       63.76 %        98.97 %        38.68 %


                                 Prospectus 57

FINANCIAL HIGHLIGHTS*

FOR THE YEAR ENDED

                                                                                        WRL C.A.S.E. GROWTH
                                                                        ---------------------------------------------------
                                                                                           DECEMBER 31,
                                                                        ---------------------------------------------------
                                                                            1998         1997         1996       1995 (e)
                                                                        ------------ ------------ ------------ ------------
Net asset value, beginning of year ....................................   $  14.01     $  13.42     $  11.66     $  10.00
 Income from operations:
  Net investment income (loss) ........................................       0.02         0.04         0.12         0.12
  Net realized and unrealized gain (loss) on investments ..............       0.31         1.95         1.92         2.49
                                                                          --------     --------     --------     --------
   Net income (loss) from operations ..................................       0.33         1.99         2.04         2.61
                                                                          --------     --------     --------     --------
 Distributions:
  Dividends from net investment income ................................      (0.36)       (0.03)       (0.05)       (0.12)
  Dividends in excess of net investment income ........................      (0.90)       (1.23)        0.00         0.00
  Distributions from net realized gains on investments ................      (0.09)       (0.14)       (0.23)       (0.83)
  Distributions in excess of net realized gains on investments ........       0.00         0.00         0.00         0.00
                                                                          --------     --------     --------     --------
   Total distributions ................................................      (1.35)       (1.40)       (0.28)       (0.95)
                                                                          --------     --------     --------     --------
Net asset value, end of year ..........................................   $  12.99     $  14.01     $  13.42     $  11.66
                                                                          ========     ========     ========     ========
Total return (a) ......................................................       2.47 %      15.03 %      17.50 %      20.65 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................   $ 69,401     $ 60,596     $ 26,559     $  2,578
  Ratio of expenses to average net assets (b) .........................       1.00 %       1.00 %       1.00 %       1.00 %
  Ratio of net investment income (loss) to average net assets (b) .....       0.14 %       0.25 %       0.94 %       1.02 %
  Portfolio turnover rate (a) .........................................     205.28 %     196.50 %     160.27 %     121.62 %

                                                                                       WRL NWQ VALUE EQUITY
                                                                          ----------------------------------------------
                                                                                           DECEMBER 31,
                                                                          ----------------------------------------------
                                                                               1998             1997          1996 (f)
                                                                          --------------   --------------   ------------
Net asset value, beginning of year ....................................      $  13.90         $  11.27        $ 10.00
 Income from operations:
  Net investment income (loss) ........................................          0.12             0.12           0.10
  Net realized and unrealized gain (loss) on investments ..............         (0.78)            2.69           1.23
                                                                             --------         --------        -------
   Net income (loss) from operations ..................................         (0.66)            2.81           1.33
                                                                             --------         --------        -------
 Distributions:
  Dividends from net investment income ................................         (0.13)           (0.09)         (0.04)
  Dividends in excess of net investment income ........................         (0.12)           (0.07)          0.00
  Distributions from net realized gains on investments ................         (0.62)           (0.02)         (0.02)
  Distributions in excess of net realized gains on investments ........         (0.25)            0.00           0.00
                                                                             --------         --------        -------
   Total distributions ................................................         (1.12)           (0.18)         (0.06)
                                                                             --------         --------        -------
Net asset value, end of year ..........................................      $  12.12         $  13.90        $ 11.27
                                                                             ========         ========        =======
Total return (a) ......................................................         (4.78)%          25.04 %        13.19 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................      $ 157,157        $ 173,435       $ 49,394
  Ratio of expenses to average net assets (b) .........................          0.89 %           0.89 %         1.00 %
  Ratio of net investment income (loss) to average net assets (b) .....          0.89 %           0.90 %         0.89 %
  Portfolio turnover rate (a) .........................................         43.60 %          17.28 %         7.93 %

                                   Prospectus 58

FINANCIAL HIGHLIGHTS*

FOR THE YEAR ENDED


                                                                          WRL GE/SCOTTISH EQUITABLE
                                                                             INTERNATIONAL EQUITY
                                                                          --------------------------
                                                                                 DECEMBER 31,
                                                                          --------------------------
                                                                              1998         1997 (g)
                                                                          ------------   -----------
Net asset value, beginning of year ....................................     $ 10.70        $ 10.00
 Income from operations:
  Net investment income (loss) ........................................        0.03           0.02
  Net realized and unrealized gain (loss) on investments ..............        1.35           0.73
                                                                            -------        -------
   Net income (loss) from operations ..................................        1.38           0.75
                                                                            -------        -------
 Distributions:
  Dividends from net investment income ................................       (0.01)         (0.01)
  Dividends in excess of net investment income ........................        0.00          (0.04)
  Distributions from net realized gains on investments ................        0.00           0.00
  Distributions in excess of net realized gains on investments ........        0.00           0.00
                                                                            -------        -------
   Total distributions ................................................       (0.01)         (0.05)
                                                                            -------        -------
Net asset value, end of year ..........................................     $ 12.07        $ 10.70
                                                                            =======        =======
Total return (a) ......................................................       12.85 %         7.50 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................     $32,149        $19,795
  Ratio of expenses to average net assets (b) .........................        1.50 %         1.50 %
  Ratio of net investment income (loss) to average net assets (b) .....        0.30 %         0.18 %
  Portfolio turnover rate (a) .........................................       71.74 %        54.33 %

                                                                                                                         WRL
                                                                                                           WRL       J.P. MORGAN
                                                                                    WRL               THIRD AVENUE   REAL ESTATE
                                                                               GE U.S. EQUITY             VALUE       SECURITIES
                                                                        ---------------------------- -------------- -------------
                                                                                DECEMBER 31,          DECEMBER 31,   DECEMBER 31,
                                                                        ---------------------------- -------------- -------------
                                                                             1998         1997 (g)      1998 (h)       1998 (i)
                                                                        -------------- ------------- -------------- -------------
Net asset value, beginning of year ....................................    $  12.23       $ 10.00       $ 10.00       $   10.00
 Income from operations:
  Net investment income (loss) ........................................        0.09          0.09          0.06            0.36
  Net realized and unrealized gain (loss) on investments ..............        2.69          2.60         (0.74)          (1.85)
                                                                           --------       -------       -------       ---------
   Net income (loss) from operations ..................................        2.78          2.69         (0.68)          (1.49)
                                                                           --------       -------       -------       ---------
 Distributions:
  Dividends from net investment income ................................       (0.15)        (0.04)        (0.03)           0.00
  Dividends in excess of net investment income ........................       (0.33)        (0.38)         0.00            0.00
  Distributions from net realized gains on investments ................       (0.11)        (0.04)         0.00            0.00
  Distributions in excess of net realized gains on investments ........        0.00          0.00          0.00            0.00
                                                                           --------       -------       -------       ---------
   Total distributions ................................................       (0.59)        (0.46)        (0.03)           0.00
                                                                           --------       -------       -------       ---------
Net asset value, end of year ..........................................    $  14.42       $ 12.23       $  9.29       $    8.51
                                                                           ========       =======       =======       =========
Total return (a) ......................................................       22.87 %       27.01 %       (6.84)%        (14.93)%
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................    $ 110,803      $ 42,951      $ 18,206      $   2,414
  Ratio of expenses to average net assets (b) .........................        1.05 %        1.30 %        1.00 %          1.00 %
  Ratio of net investment income (loss) to average net assets (b) .....        0.67 %        0.75 %        0.63 %          6.03 %
  Portfolio turnover rate (a) .........................................       63.08 %       92.35 %        4.35 %        100.80 %


                                 Prospectus 59

FINANCIAL HIGHLIGHTS*

NOTES TO FINANCIAL HIGHLIGHTS:

* Per share information has been computed using average shares outstanding throughout each year.
  See Note 6.

(a) Not annualized for periods of less than one full year.
(b) Annualized for periods of less than one full year.
(c) The inception of this Portfolio was March 1, 1994.
(d) The inception of this Portfolio was January 3, 1995.
(e) The inception of this Portfolio was May 1, 1995.
(f) The inception of this Portfolio was May 1, 1996.
(g) The inception of this Portfolio was January 2, 1997.
(h) The inception of this Portfolio was January 2, 1998.
(i) The inception of this Portfolio was May 1, 1998.


NOTE 6 -- FINANCIAL HIGHLIGHTS

The total return set forth in "Financial Highlights" reflects the advisory fee and all other portfolio expenses and includes reinvestment of dividends and capital gains; if does not reflect the charges against the corresponding sub-accounts or the charges and deductions under the applicable policies or annuity contracts. Where a portfolio's period from inception is less than one year, the total return shown is not annualized.

The ratio of expenses to average net assets in the Financial Highlights is net of the advisory fee waiver. Where a portfolio's period from inception is less than one year, the ratio of expenses to average net assets is annualized. Without the advisory fee waived by WRL the ratio for each period presented would be as follows:

                                                                                        DECEMBER 31,
                                                               --------------------------------------------------------------
PORTFOLIO                                                         1998         1997         1996         1995         1994
---------                                                      ----------   ----------   ----------   ----------   ----------
WRL J.P. Morgan Money Market ...............................          *            *            *            *            *
WRL AEGON Bond .............................................          *            *            *            *            *
WRL Janus Growth ...........................................          *            *            *            *            *
WRL Janus Global ...........................................          *            *            *            *            *
WRL LKCM Strategic Total Return ............................          *            *            *            *            *
WRL VKAM Emerging Growth ...................................          *            *            *            *            *
WRL ALGER Aggressive Growth (a) ............................          *            *            *            *         1.18%
WRL AEGON Balanced (a) .....................................          *            *            *            *         1.34%
WRL Federated Growth & Income (a) ..........................          *            *            *         1.08%        1.90%
WRL DEAN Asset Allocation (b) ..............................          *            *            *            *            **
WRL C.A.S.E. Growth (c) ....................................          *         1.13%        1.64%        4.15%           **
WRL NWQ Value Equity (d)....................................          *            *         1.03%           **           **
WRL GE/Scottish Equitable International Equity (e) .........       1.96%        3.12%           **           **           **
WRL GE U.S. Equity (e) .....................................          *         1.49%           **           **           **
WRL Third Avenue Value (f) .................................       1.13%           **           **           **           **
WRL J.P. Morgan Real Estate Securities (g) .................       3.34%           **           **           **           **


                                 Prospectus 60

FINANCIAL HIGHLIGHTS*

Without the advisory fee waived by WRL and the fees paid indirectly, the ratio for each period presented would be as follows:

                                                             DECEMBER 31,
                                                        -----------------------
PORTFOLIO                                                  1998         1997
---------                                               ----------   ----------
WRL J.P. Morgan Money Market ........................          *            *
WRL AEGON Bond ......................................          *            *
WRL Janus Growth ....................................          *            *
WRL Janus Global ....................................          *            *
WRL LKCM Strategic Total Return .....................          *            *
WRL VKAM Emerging Growth ............................          *            *
WRL ALGER Aggressive Growth .........................          *            *
WRL AEGON Balanced ..................................          *            *
WRL FEDERATED Growth & Income .......................          *            *
WRL DEAN Asset Allocation ...........................          *            *
WRL C.A.S.E. Growth .................................          *         1.14%
WRL NWQ Value Equity ................................          *            *
WRL GE/U.S. EQUITY International Equity (e) .........       1.96%        3.14%
WRL G.E. U.S. Equity (e) ............................          *         1.54%
WRL Third Avenue Value (f) ..........................       1.13%           **
WRL J.P. Morgan Real Estate Securities (g) ..........       3.34%           **

 * No waiver since the portfolio did not exceed expense limitations. ** Portfolio was not in existence during this period.
(a) The inception date of this portfolio was March 1, 1994.
(b) The inception date of this portfolio was January 3, 1995.
(c) The inception date of this portfolio was May 1, 1995.
(d) The inception date of this portfolio was May 1, 1996.
(e) The inception date of this portfolio was Janaury 2, 1997.
(f) The inception date of this portfolio was January 2, 1998.
(g) The inception date of this portfolio was May 1, 1998.

                                 Prospectus 61

             ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 1999, AND IN THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS, WHICH ARE INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE FUND'S ANNUAL REPORT, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING THE LAST FISCAL YEAR.


             YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE FUND WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.


             OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE FUND (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 1-800-SEC-0330. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009.


             REPORTS AND OTHER INFORMATION ABOUT THE FUND ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV.
             (WRL SERIES FUND FILE NO. 811-4419.)


             FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS FUND, CALL THE NUMBER LISTED ABOVE.















(WRL SERIES FUND FILE NO. 811-4419.)

             WRL SERIES FUND, INC.

             AGGRESSIVE EQUITY PORTFOLIO
             o WRL ALGER AGGRESSIVE GROWTH


             FOREIGN EQUITY PORTFOLIO
             o WRL JANUS GLOBAL


             GROWTH EQUITY PORTFOLIO
             o WRL JANUS GROWTH


             BALANCED PORTFOLIOS
             o WRL LKCM STRATEGIC TOTAL RETURN
             o WRL J.P. MORGAN REAL ESTATE SECURITIES


                                  Prospectus



                                    [LOGO]




                     The Securities and Exchange Commission
                     has not approved or disapproved these
                    securities or passed upon the adequacy
                              of this prospectus.
           Any representation to the contrary is a criminal offense.




                                  May 1, 1999

TABLE OF CONTENTS


INVESTOR INFORMATION ..............................    1

ALL ABOUT THE FUND

  AGGRESSIVE EQUITY PORTFOLIO
   WRL ALGER AGGRESSIVE GROWTH ....................    2

  FOREIGN EQUITY PORTFOLIO
   WRL JANUS GLOBAL ...............................    5

  GROWTH EQUITY PORTFOLIO
   WRL JANUS GROWTH ...............................    8

  BALANCED PORTFOLIOS
   WRL LKCM STRATEGIC TOTAL RETURN ................   11
   WRL J.P. MORGAN REAL ESTATE SECURITIES .........   11

RISK/REWARD INFORMATION ...........................   15

EXPLANATION OF STRATEGIES AND RISKS ...............   16

HOW THE FUND IS MANAGED AND ORGANIZED .............   20

PERFORMANCE INFORMATION ...........................   22

OTHER INFORMATION .................................   24

FINANCIAL HIGHLIGHTS ..............................   27


     WRL Series Fund, Inc. (Fund) consists of twenty-four separate series or investment portfolios. The Fund is an open-end management investment company, more commonly known as a mutual fund.

     This prospectus describes five of the Fund's portfolios. Shares of these portfolios are currently only sold to separate accounts of Western Reserve Life Assurance Co. of Ohio, PFL Life Insurance Company, AUSA Life Insurance Company, and Peoples Benefit Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts.

     A particular portfolio of the Fund may not be available under the policy or annuity contract you have chosen. The prospectus or disclosure document for your policy or annuity contract shows the portfolios available to you.


     Please read this prospectus carefully before selecting a portfolio. It provides information to assist you in your decision. If you would like additional information about a portfolio, please request a copy of the Statement of Additional Information (SAI) (see back cover). The SAI is incorporated by reference into this prospectus.

                                   Prospectus

INVESTOR INFORMATION

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.


[GRAPHIC OMITTED]  The target directs you to a portfolio's goals or objective.

[GRAPHIC OMITTED]  The chess piece indicates discussion about a portfolio's strategies.

[GRAPHIC OMITTED]  The warning sign indicates the risks of investing in a portfolio.

[GRAPHIC OMITTED]  The graph indicates investment performance.

[GRAPHIC OMITTED]  The question mark provides additional information about the
                   Fund or may direct you on how to obtain further information.


SHARES OF A PORTFOLIO ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.


                                  Prospectus 1

AGGRESSIVE EQUITY PORTFOLIO

WRL ALGER AGGRESSIVE GROWTH (FORMERLY AGGRESSIVE GROWTH PORTFOLIO)


THIS RISK/RETURN SUMMARY BRIEFLY DESCRIBES YOUR AGGRESSIVE EQUITY PORTFOLIO OF THE FUND AND THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO. FOR FURTHER INFORMATION ON THIS PORTFOLIO, PLEASE READ THE SECTION ENTITLED "EXPLANATION OF STRATEGIES AND RISKS," BEGINNING ON PAGE 16 AND THE FUND'S SAI.

[GRAPHIC OMITTED]  OBJECTIVES

WRL ALGER AGGRESSIVE GROWTH
This portfolio seeks long-term capital appreciation.

   WHAT IS AN AGGRESSIVE EQUITY PORTFOLIO?
   Aggressive Equity Portfolio seeks maximum capital appreciation (a rise in the share price/value). Current income is not a significant factor. Some portfolios that are included in this category may invest in out-of-the main-stream stocks, such as those of fledging or struggling companies, or those in new or currently out-of-favor industries. Some portfolios in this category may also use specialized investment techniques such as options or short-term investing. For these reasons, these portfolios usually entail greater risk than the overall equity portfolio category.

[GRAPHIC OMITTED]  POLICIES AND STRATEGIES

WRL ALGER AGGRESSIVE GROWTH
The portfolio's sub-adviser, Fred Alger Management, Inc. (Alger), seeks to achieve the portfolio's objective by investing principally in:

o Equity securities such as common or preferred stocks

o Convertible securities (convertible securities are securities which can be exchanged or converted into common stock of such companies)

To a lesser extent, the sub-adviser may invest portfolio assets in:

o U.S. dollar denominated securities of foreign issuers (American
  Depositary Receipts (ADRs))

o Money market instruments

o Repurchase agreements

Under normal market conditions, the portfolio invests at least 85% of its assets in common stocks, which may include stocks of developing companies, of older companies that are entering a new stage of growth, and of companies whose products or services have a high unit volume growth rate.

The portfolio may also use leveraging, a technique that involves borrowing money to invest in an effort to enhance shareholder returns.

The portfolio's manager may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. This may be inconsistent with the portfolio's principal investment strategies. During this time, the portfolio may invest up to 100% of its assets in money market instruments and cash equivalents. Under these circumstances, the portfolio will be unable to pursue its investment objective.

[GRAPHIC OMITTED]  RISKS OF INVESTING IN AN AGGRESSIVE EQUITY PORTFOLIO

The principal risks of investing in an Aggressive Equity Portfolio are described below. Please note that there are many other circumstances which could adversely affect your investment and prevent your portfolio from achieving its objective, which are not described here. Please refer to the section entitled "Explanation of Strategies and Risks" beginning on page 16 and the Fund's SAI for more information about the risks of investing in an Aggressive Equity Portfolio.


                                  Prospectus 2

o STOCKS
While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

o INVESTING AGGRESSIVELY

   o The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time

   o Rights, options and futures contracts may not be exercised and may expire worthless

   o  Warrants and rights may be less liquid than stocks

   o  Use of futures and other derivatives may make the portfolio more volatile

o ADRS
Many securities of foreign issuers are represented by American Depositary Receipts (ADRs). While ADRs principally are traded on domestic securities exchanges, investing in ADRs involves many of the same risks associated with foreign securities in general. These risks include:

     o Changes in currency value
     o Currency speculation
     o Currency trading costs
     o More fluctuations in market prices
     o Less information available

o LEVERAGING
Leveraging by a portfolio involves special risks:

    o Leveraging practices may make a portfolio more volatile
    o Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the portfolio's securities
    o Money borrowed for leveraging is subject to interest costs
    o Minimum average balances may need to be maintained or a line of credit in connection with borrowing may be necessary resulting in an increase in the cost of borrowing over the stated interest rate

o CONVERTIBLES
As with all debt securities, the market value of convertibles tends to decline as interest rates increase and, conversely, to increase as interest rates decline.

YOU MAY LOSE MONEY IF YOU INVEST IN AN AGGRESSIVE EQUITY PORTFOLIO.

[GRAPHIC OMITTED]  INVESTOR PROFILE

WRL ALGER AGGRESSIVE GROWTH
For the investor who seeks capital growth aggressively, and can tolerate wide swings in the value of their investment.


                                  Prospectus 3

[GRAPHIC OMITTED]  PORTFOLIO PERFORMANCE

The bar chart and table below give an indication of the portfolio's risks and performance. The charts show changes in the portfolio's performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts. These fees would lower investment performance. The tables show how a portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance.

WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT A PORTFOLIO'S PERFORMANCE IN PAST YEARS IS NOT NECESSARILY AN INDICATION OF HOW A PORTFOLIO WILL DO IN THE FUTURE.

 WRL ALGER AGGRESSIVE GROWTH
--------------------------------------------------------------------------------

[GRAPH OMITTED]

1995      1996      1997      1998
----      ----      ----      ----
38.02%    10.45%    24.25%    48.69%

         HIGHEST AND LOWEST RETURN
           (Quarterly 1994-1998)
-------------------------------------------
                             QUARTER ENDED
 Highest      29.30 %         12/31/98
 Lowest       (9.72)%          9/30/98

--------------------------------------------------------------------------------

            AVERAGE ANNUAL TOTAL RETURNS
            (through December 31, 1998)
----------------------------------------------------
                                          SINCE
                                        INCEPTION
                          1 YEAR     (MARCH 1, 1994)
 WRL Alger
   Aggressive Growth      48.69%          23.54%
 S&P 500 Index            28.58%          24.80%

--------------------------------------------------------------------------------

                                  Prospectus 4

FOREIGN EQUITY PORTFOLIO

WRL JANUS GLOBAL (FORMERLY GLOBAL PORTFOLIO)

THIS RISK/RETURN SUMMARY BRIEFLY DESCRIBES YOUR FOREIGN EQUITY PORTFOLIO AND THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO. FOR FURTHER INFORMATION ON THIS PORTFOLIO, PLEASE READ THE SECTION ENTITLED "EXPLANATION OF STRATEGIES AND RISKS," BEGINNING ON PAGE 16 AND THE FUND'S SAI.

[GRAPHIC OMITTED]  OBJECTIVES

WRL JANUS GLOBAL
This Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital.

   WHAT IS A FOREIGN EQUITY PORTFOLIO?
   This type of portfolio principally invests in equity securities of companies located outside the U.S.

[GRAPHIC OMITTED]  POLICIES AND STRATEGIES

WRL JANUS GLOBAL
The portfolio's sub-adviser, Janus Capital Corporation (Janus), seeks to achieve the portfolio's investment objective by investing principally in:

o Common stocks of foreign and domestic issuers

o Depositary receipts including ADRs, Global Depositary Receipts
  (GDRs) and European Depositary Receipts (EDRs)

The portfolio may also use forward foreign currency contracts for hedging.

Janus' main strategy is to use a "bottom up" approach to build the portfolio's portfolio. They seek to identify individual companies with earnings growth potential that may not be recognized by the market at large.

Foreign securities are generally selected on a stock-by-stock basis without regard to defined allocation among countries or geographic regions.

When evaluating foreign investments, Janus (in addition to looking at individual companies) considers such factors as:

    o Expected levels of inflation in various countries
    o Government policies that might affect business conditions
    o The outlook for currency relationships
    o Prospects for economic growth among countries, regions or geographic areas

   WHAT IS A "BOTTOM-UP" APPROACH?
   When portfolio managers use a "bottom-up" approach, they look primarily at individual companies against the context of broader market factors.

[GRAPHIC OMITTED]  RISKS OF INVESTING IN A FOREIGN EQUITY PORTFOLIO

The principal risks of investing in a Foreign Equity Portfolio that may adversely affect your investment are described below. Please note that there are many other circumstances which could adversely affect your investment and prevent your portfolio from achieving its objective, which are not described here. Please refer to the section entitled "Explanation of Strategies and Risks" beginning on page 16, and the Fund's SAI for more information about the risks associated with investing in a Foreign Equity Portfolio.

o STOCKS
While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

o FOREIGN SECURITIES
Investments in foreign securities involve risks relating to political, social and economic developments abroad as well as risks resulting from differences in regulations to which U.S. and foreign issuers and markets are subject. To the extent a portfolio invests in emerging markets, these risks would be greater. These risks include:

     o Changes in currency values
     o Currency speculation
     o Currency trading costs

                                  Prospectus 5

     o Different accounting and reporting practices
     o Less information available to the public
     o Less (or different) regulation of securities markets
     o Greater complex business negotiations
     o Less liquidity
     o More fluctuations in prices
     o Delays in settling foreign securities transactions
     o Higher costs for holding shares (custodial fees)
     o Higher transaction costs
     o Vulnerability to seizure and taxes
     o Political instability and small markets
     o Different market trading days
     o Forward foreign currency contracts for hedging

o FORWARD FOREIGN CURRENCY CONTRACTS

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of portfolio securities decline.

Such hedging transactions preclude the opportunity for gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the portfolio's limitation on investing in illiquid securities.

If the portfolio manager's judgment of markets proves incorrect or the strategy does not correlate well with a portfolio's investment, the use of such hedging transactions could result in a loss regardless of whether the intent was to reduce risk or increase return and may increase a portfolio's volatility. In addition, in the event that non-exchange traded forward currency contracts are used, such transactions could result in a loss if the counterparty to the transaction does not perform as promised.

o EMERGING MARKETS RISK

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

o WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

o DEPOSITARY RECEIPTS

Depositary receipts represent interests in an account at a bank or trust company which holds equity securities. They are subject to some of the same risks as direct investments in foreign securities, including currency risk. The regulatory requirements with respect to depositary receipts that are issued in sponsored and unsponsored programs are generally similar, but the issuers of unsponsored depositary receipts are not obligated to disclose material information in the U.S., and, therefore, such information may not be reflected in the market value of the depositary receipts.

YOU MAY LOSE MONEY IF YOU INVEST IN A FOREIGN EQUITY PORTFOLIO.

[GRAPHIC OMITTED]  INVESTOR PROFILE

WRL JANUS GLOBAL
For the investor who seeks capital growth without being limited to investments in U.S. securities, and who can tolerate the significant risks associated with foreign investing.


                                  Prospectus 6

[GRAPHIC OMITTED]  PORTFOLIO PERFORMANCE

The bar chart and table below give an indication of the portfolio's risks and performance. The charts show changes in the portfolio's performance from year to year. The performance calculations do not reflect charges or deductions under the policies on the annuity contracts. These fees and expenses would lower investment performance. The tables show how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance.

WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT A PORTFOLIO'S PERFORMANCE IN PAST YEARS IS NOT NECESSARILY AN INDICATION OF HOW A PORTFOLIO WILL DO IN THE FUTURE.

WRL JANUS GLOBAL
--------------------------------------------------------------------------------
[GRAPH OMITTED]

1993      1994      1995      1996      1997      1998
----      ----      ----      ----      ----      ----
35.05%     0.25%    23.06%    27.74%    18.75%    30.01%

         HIGHEST AND LOWEST RETURN
           (Quarterly 1992-1998)
--------------------------------------------
                              QUARTER ENDED
 Highest       20.82 %          12/31/98
 Lowest       (16.52)%           9/30/98

--------------------------------------------------------------------------------

                 AVERAGE ANNUAL TOTAL RETURNS
                  (through December 31, 1998)
---------------------------------------------------------------
                                                   SINCE
                                                 INCEPTION
                    1 YEAR      5 YEARS     (DECEMBER 3, 1992)
WRL Janus Global     30.01%      19.46%            21.94%
Morgan Stanley
   Capital
   International
   World Index       24.34%      16.11%            17.16%

--------------------------------------------------------------------------------

                                  Prospectus 7

GROWTH EQUITY PORTFOLIO

WRL JANUS GROWTH (FORMERLY GROWTH PORTFOLIO)

THIS RISK/RETURN SUMMARY BRIEFLY DESCRIBES YOUR GROWTH EQUITY PORTFOLIO AND THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO. FOR FURTHER INFORMATION ON THIS PORTFOLIO, PLEASE READ THE SECTION ENTITLED "EXPLANATION OF STRATEGIES AND RISKS," BEGINNING ON PAGE 16, AND THE FUND'S SAI.

[GRAPHIC OMITTED]  OBJECTIVES

WRL JANUS GROWTH
This portfolio seeks growth of capital.

   WHAT IS A GROWTH EQUITY PORTFOLIO?
   A growth equity portfolio invests in the common stock of companies that offer potentially rising share prices. These portfolios primarily aim to provide capital appreciation (a rise in share price) rather than steady income.

[GRAPHIC OMITTED]  POLICIES AND STRATEGIES

WRL JANUS GROWTH
The portfolio's sub-adviser, Janus Capital Corporation (Janus), seeks to achieve the portfolio's objective by investing principally in:

o Common stocks

The portfolio's strategy is to invest almost all of its assets in common stock at times when Janus believes the market environment favors such investing.

Janus generally takes a "bottom-up" approach to building the stock portfolio. In other words, Janus seeks to identify individual companies with earnings growth potential that may not be recognized by the stock market at large.

Although themes may emerge in the portfolio, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration for the portfolio and any income realized on the portfolio's investments is incidental to its objective.

Janus may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse market conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective.

[GRAPHIC OMITTED]  RISKS

The principal risks of investing in a Growth Equity Portfolio that may adversely affect your investment are described below. Please note that there are many other circumstances which could adversely affect your investment and prevent a portfolio from achieving its objective, which are not described here. Please refer to the section entitled "Explanation of Strategies and Risks," beginning on page 16, and the Fund's SAI for more information about the risks associated with investing in a Growth Equity Portfolio.

o STOCKS
While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio go up and down.

o  STYLE RISK
Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may underperform other portfolios that employ a different style. A portfolio also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company securities.

o FUTURES AND OPTIONS
Futures and options involve additional investment risks and transactional costs, and draw upon skills and


                                  Prospectus 8

GROWTH EQUITY PORTFOLIO

experience which are different than those needed to pick other securities. Special risks include:

o Inaccurate market predictions

o Imperfect correlation

o Illiquidity

o Tax considerations

The portfolios are not required to hedge their investments.

o WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

o DEPOSITARY RECEIPTS
Depositary receipts represent interests in an account at a bank or trust company which holds equity securities. They are subject to some of the same risks as direct investments in foreign securities, including currency risk. The regulatory requirements with respect to depositary receipts that are issued in sponsored and unsponsored programs are generally similar, but the issuers of unsponsored depositary receipts are not obligated to disclose material information in the U.S., and, therefore, such information may not be reflected in the market value of the depositary receipts.

YOU MAY LOSE MONEY IF YOU INVEST IN A GROWTH EQUITY PORTFOLIO.

[GRAPHIC OMITTED]  INVESTOR PROFILE

WRL JANUS GROWTH
For the investor who wants capital growth in a broadly diversified stock portfolio, and who can tolerate significant fluctuations in value.


                                  Prospectus 9

[GRAPHIC OMITTED]  PORTFOLIO PERFORMANCE

The bar chart and table below gives an indication of the portfolio's risks and performance. The charts show change in the portfolio's performance from year to year. The performance calculations do not reflect charges or deductions under the policies on the annuity contracts. These fees and expenses would lower investment performance. The tables show how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance.

WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT A PORTFOLIO'S PERFORMANCE IN PAST YEARS IS NOT NECESSARILY AN INDICATION OF HOW A PORTFOLIO WILL DO IN THE FUTURE.

WRL JANUS GROWTH
--------------------------------------------------------------------------------
[GRAPH OMITTED]

1989    1990    1991    1992    1993    1994    1995     1996    1997    1998
----    ----    ----    ----    ----    ----    ----     ----    ----    ----
47.04%  -0.22%  59.79%  2.35%   3.97%   -8.31%  47.12%  17.96%   17.54%  64.47%

         HIGHEST AND LOWEST RETURN
           (Quarterly 1988-1998)
--------------------------------------------
                              QUARTER ENDED
 Highest       28.73 %          12/31/98
 Lowest       (16.60)%           9/30/90

--------------------------------------------------------------------------------

            AVERAGE ANNUAL TOTAL RETURNS
             (through December 31, 1998)
-----------------------------------------------------
                    1 YEAR       5 YEARS     10 YEARS
WRL Janus Growth     64.47%      25.20%       22.61%
S&P 500 Index        28.58%      24.06%       19.21%

--------------------------------------------------------------------------------





                                 Prospectus 10

BALANCED PORTFOLIOS

WRL LKCM STRATEGIC TOTAL RETURN (FORMERLY STRATEGIC TOTAL RETURN PORTFOLIO)

WRL J.P. MORGAN REAL ESTATE SECURITIES (FORMERLY REAL ESTATE SECURITIES
  PORTFOLIO)

THIS RISK/RETURN SUMMARY BRIEFLY DESCRIBES EACH BALANCED PORTFOLIO OF THE FUND AND THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS. FOR FURTHER INFORMATION ON THESE PORTFOLIOS, PLEASE READ THE SECTION ENTITLED "EXPLANATION OF STRATEGIES AND RISKS," BEGINNING ON PAGE 16 AND THE FUND'S SAI.

[GRAPHIC OMITTED]  OBJECTIVES

WRL LKCM STRATEGIC TOTAL RETURN
The objective of this portfolio is to provide current income, long-term growth of income and capital appreciation.

WRL J.P. MORGAN REAL ESTATE SECURITIES
This portfolio seeks long-term total return from investments primarily in equity securities of real estate companies. Total return will consist of realized and unrealized capital gains and losses plus income.

   WHAT IS A BALANCED PORTFOLIO?
   A balanced portfolio generally tries to balance three different objectives: moderate long-term growth of capital, moderate income, and moderate stability in an investor's principal. To reach these goals, balanced portfolios invest in a mixture of stocks, bonds and money market instruments.

[GRAPHIC OMITTED]  POLICIES AND STRATEGIES

WRL LKCM STRATEGIC TOTAL RETURN
The portfolio's sub-adviser, Luther King Capital Management Corporation (LKCM), seeks to achieve the portfolio's investment objective by investing primarily in:

o Common stocks

o Corporate bonds

o Convertible preferred stocks

o Corporate convertible bonds

o U.S. Treasury Notes

The portfolio seeks to invest in a blend of equity and fixed-income securities to achieve a balance of capital appreciation and investment income while limiting volatility. The portfolio will also invest in convertible securities, which have both equity and fixed-income characteristics. In choosing such securities, LKCM looks for companies with strong fundamental characteristics. It considers factors such as:

     o balance sheet quality
     o cash flow generation
     o earnings and dividend growth record and outlook
     o profitability levels

In some cases, LKCM bases its selections on other factors. For example, some securities may be bought at an apparent discount to their appropriate value, with the anticipation that they'll increase in value over time.

The portfolio seeks to achieve an income yield greater than the average yield of the stocks in the S&P 500.

The portfolio invests mainly in the stocks and bonds of companies with established operating histories and strong fundamental characteristics. The majority of the stocks the portfolio buys will be listed on a national exchange or traded on NASDAQ or domestic over-the-counter markets.

LKCM closely analyzes a company's financial status and a security's valuation in an effort to control risk at the individual level. In addition, the growth elements of the portfolio's equity investments drive capital appreciation.

As part of its income-oriented strategy, LKCM expects to invest about 25% of the portfolio's assets in fixed-income securities, some of which will be convertible into common stocks, and no more than 20% of its assets in stocks that don't pay a dividend.


                                 Prospectus 11

WRL J.P. MORGAN REAL ESTATE SECURITIES
This portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (J.P. Morgan), seeks to achieve the portfolio's objective by investing principally in equity securities of real estate companies which include:

o Common stocks

o Convertible securities

Under normal conditions, J.P. Morgan invests at least 65% of portfolio assets in real estate company securities. A company is considered to be a real estate company if at least 50% of its revenues or at least 50% of the market value of its assets is attributable to the ownership, construction, management or sale of residential, commercial or industrial real estate.

Companies chosen are generally contained in the National Association of Real Estate Investment Trusts (NAREIT) Equity without Healthcare Index. Based on internal fundamental equity and real estate research, and using a dividend discount model, J.P. Morgan ranks these companies within four broad sectors of the real estate industry from undervalued to overvalued. From this target universe, J.P. Morgan selects stocks for the portfolio based on a variety of criteria including managerial strength, geographic diversification, prospects for growth and the company's competitive position.

The portfolio may also invest in debt securities of real estate and non-real estate companies; mortgage-backed securities such as pass through certificates, real estate mortgage investment conduit (REMIC) certificates, and collateralized mortgage obligations (CMOs), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

The portfolio is non-diversified under federal securities laws.

The portfolio's classification as "non-diversified" under the 1940 Act means that the portfolio has the ability to take larger positions in a smaller number of issuers. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

[GRAPHIC OMITTED]  RISKS

The principal risks of investing in Balanced Portfolios that may adversely affect your investment are described below. (Not all of these risks apply to each Balanced Portfolio. See the chart below for the principal risks of your portfolio.) Please note that there many other circumstances that could adversely affect your investment and prevent a portfolio from achieving its objective, which are not described here. Please refer to the section entitled "Explanation of Strategies and Risks," beginning on page 14 and the Fund's SAI for more information about the risks associated with investing in Balanced Portfolios.

                                PRINCIPAL RISKS
                              BALANCED PORTFOLIOS

                                       PORTFOLIO
                                       ---------
                                   WRL               WRL
                                   VKCM          J.P. MORGAN
                             STRATEGIC TOTAL     REAL ESTATE
RISKS                             RETURN         SECURITIES
-----
Stocks                                    X               X
Fixed-Income Securities                   X
Convertibles                              X
Real Estate Securities                                    X
Non-Diversified                                           X

o STOCKS
While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in a portfolio will go up and down.

o CONVERTIBLES
As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline.

o REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks may include:

     o Declining real estate value



                                 Prospectus 12

    o Risks relating to general and local economic conditions

o FIXED-INCOME SECURITIES
The value of these securities may change daily based on changes in the interest rate, and other market conditions and factors. The risks include:

     o Changes in interest rates
     o Length of time to maturity
     o Issuers defaulting on their obligations to pay interest or return principal
     o Over-building
     o Increased competition for assets in local and regional markets
     o Increases in property taxes
     o Increases in operating expenses or interest rates
     o Change in neighborhood value or the appeal of properties to tenants
     o Insufficient levels of occupancy
     o Inadequate rents to cover operating expenses

o NON-DIVERSIFIED
To the extent a portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified portfolio and may be subject to greater risks of loss with respect to its portfolio securities.

YOU MAY LOSE MONEY IF YOU INVEST IN ANY OF THE BALANCED PORTFOLIOS

[GRAPHIC OMITTED]  INVESTOR PROFILES

WRL LKCM STRATEGIC TOTAL RETURN
For the investor who wants current income with the prospect of income growth, plus the prospect of capital growth. The investor should be comfortable with the price fluctuations of a portfolio that invests in both equity and fixed income securities.

WRL J.P. MORGAN REAL ESTATE SECURITIES
For the investor who seeks long-term total return consisting of current income and, potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified portfolio invested primarily in securities of real estate companies and their exposure to real estate markets.


                                 Prospectus 13

[GRAPHIC OMITTED]  PORTFOLIO PERFORMANCE

The bar charts and tables below give an indication of the portfolios' risks and performance. The charts show changes in a portfolio's performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts. These fees and expenses would lower investment performance. The tables show how a portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance.

Because the WRL J.P. Morgan Real Estate Securities portfolio commenced operations in mid-1998, its performance history is not included.

WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT A PORTFOLIO'S PERFORMANCE IN PAST YEARS IS NOT NECESSARILY AN INDICATION OF HOW A PORTFOLIO WILL DO IN THE FUTURE.

WRL LKCM STRATEGIC TOTAL RETURN
--------------------------------------------------------------------------------

[GRAPH OMITTED]

1994      1995      1996      1997      1998
----      ----      ----      ----      ----
-0.53%    24.66%    15.00%    21.85%     9.64%

         HIGHEST AND LOWEST RETURN
           (Quarterly 1993-1998)
-------------------------------------------
                             QUARTER ENDED
 Highest      13.06 %         6/30/97
 Lowest       (8.05)%         9/30/98

--------------------------------------------------------------------------------

                 AVERAGE ANNUAL TOTAL RETURNS
                  (through December 31, 1998)
---------------------------------------------------------------
                                                     SINCE
                                                   INCEPTION
                      1 YEAR        5 YEARS     (MARCH 1, 1993)
WRL LKCM Strategic
   Total Return        9.64%        13.76%              14.12%
S&P 500 Index         28.58%        24.06%              21.81%

--------------------------------------------------------------------------------

                                 Prospectus 14

BEFORE YOU CHOOSE AN INVESTMENT PORTFOLIO,
PLEASE CONSIDER . . .

RISK/REWARD INFORMATION

All of the investment portfolios involve risk, but there is also the potential for reward. You can lose money -- and you can make money. The Fund portfolios are structured so that each offers a slightly different degree of risk and reward than others.

In this prospectus, we've arranged the portfolios in order of risk/ reward from highest to lowest. Notice the scale at the right. It covers the full spectrum of risk/reward of the portfolios described in this prospectus.

WHAT RISK/REWARD LEVEL IS FOR YOU? ASK YOURSELF THE FOLLOWING:

    (1) HOW WELL DO I HANDLE FLUCTUATIONS IN MY ACCOUNT VALUE? The higher a portfolio is on the risk/reward spectrum, the more its price is likely to move up and down on a day to day basis. If this makes you uncomfortable, you may prefer an investment at the lower end of the scale that may not fluctuate in price as much.

    (2) AM I LOOKING FOR A HIGHER RATE OF RETURN? Generally, the higher the potential return, the higher the risk. If you find the potential to make money is worth the possibility of losing more, then a portfolio at the higher end of the spectrum may be right for you.

A final note: These portfolios are designed for long-term investment.

Each portfolio has an investment objective that it tries to achieve by following certain investment strategies and techniques. The objective can be changed without shareholder vote.


                                                               [GRAPHIC OMITTED]

                                                  WRL ALGER AGGRESSIVE GROWTH



                                                             WRL JANUS GLOBAL



                                                             WRL JANUS GROWTH



                                              WRL LKCM STRATEGIC TOTAL RETURN
                                                          WRL J.P. MORGAN REAL
                                                            ESTATE SECURITIES



                                 Prospectus 15

EXPLANATION OF STRATEGIES AND RISKS

HOW TO USE THIS SECTION

In the discussions of the individual portfolios on pages 2 through 14, you found descriptions of the strategies and risks associated with each. In those pages, you were referred to this section for a more complete description of the risks. For best understanding, first read the description of the portfolio you're interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

[GRAPHIC OMITTED]
DIVERSIFICATION AND CONCENTRATION. The 1940 Act classifies investment companies as either diversified or non-diversified.

Diversification is the practice of spreading a portfolio's assets over a number of investments, investment types, industries or countries to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a comparable portfolio.

All of the portfolios (except WRL J.P. Morgan Real Estate Securities) qualify as diversified funds under the 1940 Act. The diversified portfolios are subject to the following diversification requirements (which are set forth in full in the SAI):

o As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio may not own more than 10% of the outstanding voting shares of any issuer (other than U.S. government securities) as defined in the 1940 Act and, with respect to some portfolios, in other types of cash items.

o As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio will not purchase a security of any issuer if such would cause the portfolio's holdings of that issuer to amount to more than 5% of the portfolio's total assets.

o As a fundamental policy governing concentration, no portfolio will invest more than 25% of its assets in any one particular industry, other than U.S. government securities.

The WRL J.P. Morgan Real Estate Securities reserves the right to become a diversified investment company (as defined by the 1940 Act).

[GRAPHIC OMITTED]
INVESTING IN COMMON STOCKS. Many factors cause common stocks to go up and down in price. A major one is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. When your portfolio holds stocks, there's a risk that some or all of them may be down in price when you choose to sell, causing you to lose money. This is called MARKET RISK.

[GRAPHIC OMITTED]
INVESTING IN PREFERRED STOCKS. Because these stocks come with a promise to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. But if a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

[GRAPHIC OMITTED]
INVESTING IN CONVERTIBLE SECURITIES, PREFERRED STOCKS, AND BONDS. Since preferred stocks and corporate bonds pay a stated return, their prices usually don't depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are CONVERTIBLE into their common stocks. Linked to the common stock in this way, convertible securities go up and down in price as the common stock does, adding to their market risk.

[GRAPHIC OMITTED]
VOLATILITY. The more an investment goes up and down in price, the more VOLATILE it is. Volatility increases the market risk because even though your portfolio may go UP more than the market in good times, it may also go


                                 Prospectus 16

DOWN more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more.

[GRAPHIC OMITTED]
INVESTING IN BONDS. Like common stocks, bonds fluctuate in value, though the factors causing this fluctuation are different, including:

o CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertible securities.

o LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

o DEFAULTS. All bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless. Changes in financial condition and general economic conditions can affect the ability to honor financial obligations and therefore credit quality. A security's price may be adversely affected by the market's opinion of the security's credit quality level even if the issuer or counterparty has suffered no degradation in ability to honor the obligation.

o DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service, Inc. (Moody's) and Standard & Poor's Corporation (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price. Bonds that are rated below BBB by S&P, and below Ba by Moody's, are considered to be below investment grade. Moody's rates bonds in nine categories, from Aaa to C, with Aaa being the highest with least risk. S&P rates bonds in six categories, from AAA to D, with AAA being the highest.

o LOW RATING. High-yield/high-risk fixed-income securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative than higher rated bonds, have a greater vulnerability to economic changes and are less liquid. The market for such securities may be less active than for higher rated securities, which can adversely affect the price at which these securities may be sold and may diminish a portfolio's ability to obtain accurate market quotations when valuing the portfolio securities and calculating the portfolio's net asset value.

o LACK OF RATING. Some bonds are considered speculative, or for other reasons are not rated. Such bonds must pay a higher interest rate in order to attract investors. They're considered riskier because of the higher possibility of default or loss of liquidity.

o LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up". In that case, the bond may be hard to sell or "liquidate" (convert to cash).

[GRAPHIC OMITTED]
INVESTING IN FOREIGN SECURITIES. These are investments offered by foreign companies, governments and government agencies. They involve risks not usually associated with U.S. securities, including:

o CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops, the value of the securities held by a portfolio could drop too, even if the securities are strong. In turn, the value of the shares of the portfolio could also drop. Dividend and interest payments may be lower. Factors affecting exchange rates are: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and any currency manipulation by banks.

o CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation.

o ADRS/ADSS. Some portfolios also invest in American Depositary Receipts (ADRs) and American


                                 Prospectus 17

   Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio incurs costs when it converts other currencies into dollars, and vice-versa.

o EURO CONVERSION. On January 1, 1999, certain participating countries in the European Economic Monetary Union adopted the "Euro" as their official currency. Other EU member countries may convert to the Euro at a later date. As of January 1, 1999, governments in participating countries issued new debt and redenominated existing debt in Euros; corporations chose to issue stocks or bonds in Euros or national currency. The new European Central Bank (the "ECB") will assume responsibility for a uniform monetary policy in participating countries. Euro conversion risks that could affect a portfolio's foreign investments include: (1) the readiness of Euro payment, clearing, and other operational systems; (2) the legal treatment of debt instruments and financial contracts in existing national currencies rather than the Euro; (3) exchange-rate fluctuations between the Euro and non-Euro currencies during the transition period of January 1, 1999 through December 31, 2002 and beyond; (4) potential U.S. tax issues with respect to portfolio securities; and (5) the ECB's abilities to manage monetary policies among the participating countries; and (6) the ability of financial institution systems to process Euro transactions.

o DIFFERENT ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

o LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make less information available to the public.

o LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S.

o MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio may find it hard to enforce obligations or negotiate favorable brokerage commission rates.

o LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

o SETTLEMENT DELAYS. "Settlement" is the process of completing a securities transaction. In many countries, this process takes longer than it does in the U.S.

o HIGHER CUSTODIAL CHARGES. Fees charged by the Fund's custodian for holding shares are higher for foreign securities than that of domestic securities.

o HIGHER TRANSACTION COSTS. Fees charged by securities brokers are often higher for transactions involving foreign securities than domestic securities. Higher expenses, such as brokerage fees, may reduce the return a portfolio might otherwise achieve.

o VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. A portfolio's interest, dividends and capital gains may be subject to foreign withholding taxes.

o POLITICAL INSTABILITY AND SMALL EMERGING MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities. Regulations of banks and capital markets can be weak.

o DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading when U.S. markets are and asset values can change before your transaction occurs.

o HEDGING. A portfolio may, but will not necessarily, enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases, and sales of such securities.

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INVESTING IN FUTURES, OPTIONS AND DERIVATIVES. Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts involve additional risks and costs. Risks include:

   o INACCURATE MARKET PREDICTIONS. If the sub-adviser is wrong in its expectation, for example, with respect to interest rates, securities prices or currency markets, the contracts could produce losses instead of gains.

   o PRICES MAY NOT MATCH. Movements in the price of the financial contracts may be used to offset


                                 Prospectus 18
   movements in the price of other securities you own. If those prices don't correlate or match closely, the benefits of the transaction might be diminished.

o ILLIQUID MARKETS. If there's no market for the contracts, the portfolio may not be able to control losses.

o TAX CONSEQUENCES. Sometimes the possibility of incurring high taxes on a transaction may delay closing out a position and limit the gains it would have produced.

[GRAPHIC OMITTED]
INVESTING IN SPECIAL SITUATIONS. Each portfolio may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then increase considerably in price, due to:

o  A NEW PRODUCT OR PROCESS

o  A MANAGEMENT CHANGE

o  A TECHNOLOGICAL BREAKTHROUGH

o  AN EXTRAORDINARY CORPORATE EVENT

o A TEMPORARY IMBALANCE IN THE SUPPLY OF, AND DEMAND FOR, THE SECURITIES OF AN ISSUER

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of a portfolio's investment in a situation.

[GRAPHIC OMITTED]
CASH POSITION
A portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of short-term debt securities that are considered cash equivalents. This may be done as a temporary defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decreases.

[GRAPHIC OMITTED]
PORTFOLIO TURNOVER
A portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year.

Changes in security holdings are made by a portfolio's sub-adviser when it is deemed necessary. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or unforeseen developments.

The rate of portfolio turnover will not be a limiting factor when short-term investing is considered appropriate. Increased turnover rates result in higher brokerage costs and other transaction based expenses for a portfolio. These charges are ultimately borne by the shareholders.


[GRAPHIC OMITTED]
SHORT SALES
A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

[GRAPHIC OMITTED]
INVESTMENT STRATEGIES
A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Fund's Board of Directors. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the Fund's SAI.


                                 Prospectus 19

HOW THE FUND IS MANAGED AND ORGANIZED

[GRAPHIC OMITTED]
HOW THE FUND IS MANAGED AND ORGANIZED
The Fund's Board is responsible for managing the business affairs of the Fund. It oversees the operation of the Fund by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Directors and executive officers of the Fund is contained in the SAI.

WRL Investment Management, Inc. (WRL Management) located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the Fund's investment adviser since 1997. Prior to this date, Western Reserve served as investment adviser to the Fund. The investment adviser had no prior experience as an adviser. The investment adviser is a direct, wholly-owned subsidiary of Western Reserve Life Assurance Co. of Ohio (Western Reserve), which is wholly-owned by First AUSA Life Insurance Company, a stock life insurance company, which is wholly-owned by AEGON USA, Inc. AEGON USA is a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON USA is a wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group.

Subject to the supervision of the Fund's Board, the investment adviser is responsible for furnishing continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the portfolios may own or contemplate acquiring from time to time; to cause its officers to attend meetings and furnish oral or written reports, as the Fund may reasonably require, in order to keep the Fund's Board and appropriate officers of the Fund fully informed as to the conditions of the investment portfolio of each portfolio, the investment recommendations of the investment adviser, and the investment considerations which have given rise to those recommendations; to supervise the purchase and sale of securities of the portfolios as directed by the appropriate officers of the Fund; and to maintain all books and records required to be maintained by the investment adviser.

As compensation for its services to the portfolios, the investment adviser receives monthly compensation at an annual rate of a percentage of the average daily net assets of each portfolio. The advisory fees for each portfolio are:

                                     ADVISORY
PORTFOLIO                              FEE
WRL Janus Growth*                     0.80%
WRL LKCM Strategic Total Return       0.80%
WRL Alger Aggressive Growth           0.80%
WRL J.P. Morgan Real
   Estate Securities                  0.80%
WRL Janus Global**                    0.80%

 * WRL Management currently waives 0.025% of its advisory fee for the first $3 billion of the portfolio's average daily net assets (net fee -- 0.775%); and 0.05% of assets above $3 billion (net fee -- 0.75%). This waiver is voluntary and may be terminated at any time.

** WRL Management currently waives 0.025% of its advisory fee for the portfolio's average daily net assets above $2 billion (net fee -- 0.775%). This waiver is voluntary and may be terminated at any time.

Here is a listing of the sub-advisers and the portfolios they manage:

SUB-ADVISER     PORTFOLIO
Janus           WRL Janus Global
                WRL Janus Growth
LKCM            WRL LKCM Strategic
                 Total Return
Alger           WRL Alger Aggressive Growth
J.P. Morgan     WRL J.P. Morgan Real
                 Estate Securities

DAY-TO-DAY MANAGEMENT OF THE INVESTMENTS IN EACH PORTFOLIO IS THE
RESPONSIBILITY OF THE PORTFOLIO MANAGER. THE PORTFOLIO MANAGERS OF THE FUND
ARE:

WRL JANUS GLOBAL
HELEN YOUNG HAYES has been employed by Janus since 1987 and has managed this portfolio since its inception.

WRL JANUS GROWTH
SCOTT W. SCHOELZEL and EDWARD KEELY serve as co-managers of this portfolio. Mr. Schoelzel has managed this portfolio since January 1996. Before that, he was co-manager of this portfolio since 1995. He has been employed by Janus since 1994.


                                 Prospectus 20

Mr. Keely has managed the portfolio since January, 1999. He has been employed by Janus since 1998. Prior to joining Janus, he was a senior vice president of investments at Founders.

WRL LKCM STRATEGIC TOTAL RETURN
LUTHER KING, JR., CFA and SCOT C. HOLLMANN, CFA have co-managed this portfolio since its inception.

Mr. King has been the president of Luther King since 1979.

Mr. Hollmann has been a vice president of Luther King since 1983.

WRL J.P. MORGAN REAL ESTATE SECURITIES
DANIEL P. O'CONNOR serves as portfolio manager of this portfolio. Mr. O'Conner has managed the portfolio since its inception. Prior to joining J.P. Morgan in 1996, Mr. O'Conner served two years as Director of Real Estate Securities at INVESCO.

WRL ALGER AGGRESSIVE GROWTH
DAVID D. ALGER has been employed by Alger since 1971 and has served as president since 1995. He has managed this portfolio since inception.

DAVID HYUN has served as co-manager of this portfolio since February 1998. He has been employed by Alger as a senior research analyst since 1991 and a portfolio manager since 1997.


                                 Prospectus 21

PERFORMANCE INFORMATION

The Fund may include quotations of a portfolio's total return in connection with the total return for the appropriate separate account, in advertisements, sales literature or reports to policyowners or to prospective investors. Total return for a portfolio reflect only the performance of a hypothetical investment in the portfolio during the particular time period shown as calculated based on the historical performance of the portfolio during that period. SUCH QUOTATIONS DO NOT IN ANY WAY INDICATE OR PROJECT FUTURE PERFORMANCE. Quotations of total return will not reflect charges or deductions against the separate accounts or charges and deductions against the policies or the annuity contracts. Where relevant, the prospectuses for the policies and the annuity contracts contain performance information which show total return and yield information for the separate accounts, policies or annuity contracts.


TOTAL RETURN
Total return refers to the average annual percentage change in value of an investment in a portfolio held for a stated period of time as of a stated ending date. When a portfolio has been in operation for the stated period, the total return for such period will be provided if performance information is quoted. Total return quotations are expressed as average annual compound rates of return for each of the periods quoted. They also reflect the deduction of a proportionate share of a portfolio's investment advisory fees and direct portfolio expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the portfolio when made.

SIMILAR SUB-ADVISER PERFORMANCE
A portfolio may disclose in advertisements, supplemental sales literature, and reports to policyowners or to prospective investors total returns of an EXISTING SEC-REGISTERED fund that is managed by the portfolio's sub-adviser and that has investment objectives, policies, and strategies substantially similar to those of such portfolio (a "Similar Sub-Adviser Fund"). ALTHOUGH THE SIMILAR SUB-ADVISER FUNDS HAVE SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES, POLICIES, AND STRATEGIES AS THE DESIGNATED PORTFOLIO, AND ARE MANAGED BY THE SAME SUB-ADVISER AS THE DESIGNATED PORTFOLIO, YOU SHOULD NOT ASSUME THAT ANY PORTFOLIO WILL HAVE THE SAME FUTURE PERFORMANCE AS SIMILAR SUB-ADVISER FUNDS WHOSE TOTAL RETURNS ARE SHOWN. Each portfolio's future performance may be greater or less than the historical performance of the corresponding Similar Sub-Adviser Fund. There can be no assurance, and no representation is made, that the investment results of any portfolio will be comparable to the results of any of the Similar Sub-Adviser Funds as any other fund managed by WRL Management or any sub-adviser.


                                 Prospectus 22

The table below sets forth certain portfolios of the Fund and, for each portfolio's respective Similar Sub-Adviser Fund, the fund's inception date, asset size, and the average annual total returns for the one, five and ten year periods (or life of the Similar Sub-Adviser Fund, if shorter) ended December 31, 1998. These figures are based on the actual investment performance of the Similar Sub-Adviser Funds. Each Similar

Sub-Adviser Fund has higher total expenses than its corresponding portfolio of the Fund. The average annual total returns for the Similar Sub-Adviser Funds are shown with and without the deductions of any applicable sales load. YOU SHOULD NOTE THAT THE PERFORMANCE OF THE SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT THE HISTORICAL PERFORMANCE OF ANY PORTFOLIOS.

SIMILAR SUB-ADVISER FUND PERFORMANCE


                                                                                                AVERAGE ANNUAL TOTAL RETURN
                                                                                                    (WITH SALES LOADS)
                                                                                             ---------------------------------
                                         SIMILAR                                                                     10 YEARS
                                       SUB-ADVISER           INCEPTION          TOTAL                                OR SINCE
WRL PORTFOLIO                              FUND                 DATE           ASSETS         1 YEAR     5 YEARS     INCEPTION
-----------------------------   -------------------------   -----------   ----------------   --------   ---------   ----------
WRL Janus Global                   Janus Worldwide(1)        5/15/91           $18.5          15.44%      21.13%        21.29%
                                                                             billion
WRL Alger Aggressive Growth          The Alger Fund          Class A          $349.3          31.85%         N/A        26.38%
                                  Capital Appreciation       12/31/96        million
                                Class A Shares(2) (Net)                   (all classes)

(1) The Janus Worldwide Fund does not have a sales load.
(2) Total returns are for Class A shares of The Alger Fund Capital Appreciation Portfolio and reflect a deduction of a 4.75% front end sales load. The Portfolio also offers Class B and Class C shares with different sales loads. Calculating total return with those sales loads may have resulted in lower total returns. The inception dates for Class A, B and C shares are 12/31/96, 10/29/93 and 8/1/97, respectively.



                                                                                             AVERAGE ANNUAL TOTAL RETURN
                                                                                                (WITHOUT SALES LOADS)
                                                                                          ---------------------------------
                                        SIMILAR                                                                   10 YEARS
                                      SUB-ADVISER         INCEPTION          TOTAL                                OR SINCE
WRL PORTFOLIO                            FUND                DATE           ASSETS         1 YEAR     5 YEARS     INCEPTION
-----------------------------   ----------------------   -----------   ----------------   --------   ---------   ----------
WRL Janus Global                  Janus Worldwide(1)      5/15/91           $18.5          15.44%      21.13%        21.29%
                                                                          billion
WRL Alger Aggressive Growth        The Alger Fund(1)      Class A          $349.3          38.42%        N/A         29.49%
                                 Capital Appreciation     12/31/96        million
                                                                       (all classes)


(1) The Janus Worldwide Fund offers Class B and Class C shares as well. Returns for those classes may differ from those of Class A shares due to differing fee structures.

THE PERFORMANCE OF SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT ANY OF THE CHARGES, FEES, AND EXPENSES IMPOSED UNDER THE POLICIES OR ANNUITY CONTRACTS. SUCH PERFORMANCE WOULD IN EACH CASE BE LOWER IF IT REFLECTED THESE CHARGES, FEES AND EXPENSES. SEE THE CONTRACT FORM OR DISCLOSURE DOCUMENT FOR THE POLICY OR ANNUITY CONTRACT. (THE DISCLOSURE DOCUMENTS FOR THE POLICY OR ANNUITY CONTRACT DESCRIBE SIMILAR SUB-ADVISERS FUNDS AS "SIMILAR SUB-ADVISED FUNDS.")

(See the SAI for more information about the portfolios' performance.)


                                 Prospectus 23

OTHER INFORMATION

[GRAPHIC OMITTED]  PURCHASE AND REDEMPTION OF SHARES

As described earlier in the prospectus, shares of the portfolios are sold exclusively to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, PFL Life Insurance Company, AUSA Life Insurance Company, Inc. and Peoples Benefit Life Insurance Company, and are not offered to the public. Shares are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.)

[GRAPHIC OMITTED]  VALUATION OF SHARES

Each portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually 4:00 p.m., Eastern Time), on each day the exchange is open.

   WHAT IS NET ASSET VALUE?
   The net asset value of a portfolio share is computed by dividing the value of the net assets of the portfolio by the total number of shares outstanding in the portfolio.

Net asset value (NAV) of a portfolio share is computed by dividing the value of the net assets of the portfolio by the total number of shares outstanding in the portfolio. Share prices for any transaction are those next calculated after receipt of an order.

If your order is received by closing time of the NYSE, you will pay, or you will receive, that day's NAV. Share prices may change when a portfolio holds shares in companies traded on foreign exchanges that are open on the days the NYSE is closed.

Except for money market instruments maturing in 60 days or less, securities held by portfolios are valued at market value. If market values are not readily available, securities are valued at fair value as determined by the Fund's Valuation Committee under the supervision of the Fund's Board.

[GRAPHIC OMITTED]  DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends from investment income of a portfolio normally are declared daily and reinvested monthly in additional shares of the portfolio at net asset value. Distributions of net realized capital gains from security transactions normally are declared and paid in additional shares of the portfolio at the end of the fiscal year.

[GRAPHIC OMITTED]  TAXES

Each portfolio has qualified and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and the annuity contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on each portfolio. Each portfolio intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on each portfolio by Subchapter M and the 1940 Act. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by "safe harbor," rules described below, as of the end of each calendar quarter


                                 Prospectus 24
or within 30 days thereafter, no more than 55% of the portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same comodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. If a portfolio does not satisfy the section 817(h) requirements, the separate accounts, the insurance companies, the policies and the annuity contracts may be taxable. See the prospectuses for the policies and annuity contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors.

[GRAPHIC OMITTED]  REPORT TO POLICYHOLDERS

The fiscal year of each portfolio ends on December 31 of each year. The Fund will send to you, at least semi-annually, reports which show the portfolios' composition and other information. An annual report, with audited financial information, will be sent to you each year.

[GRAPHIC OMITTED]  DISTRIBUTION AND SERVICE PLANS

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Fund. (Prior to May 1, 1999, InterSecurities, Inc., an affiliate of the investment adviser, served as principal underwriter for the Fund.) The Plan permits the use of Fund assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Fund, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio as payment for actual expenses incurred in connection with the distribution of the shares of the portfolios. Because these fees are paid out of Fund assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

As of the date of this prospectus, the Fund has not paid any distribution fees under the Plan and does not intend to do so before April 30, 2000. You will receive written notice prior to the payment of any fees under the Plan.

[GRAPHIC OMITTED]  PREPARING FOR THE YEAR 2000

In May 1996, the Fund and the investment adviser have adopted and presently have in place a Year 2000 Project Plan (the "Plan") to review and analyze existing hardware and software systems, as well as voice and data communications systems, to determine if they are Year 2000 compliant. As of March 1, 1999, substantially all of the Fund's and the investment adviser's mission-critical systems are Year 2000 compliant. The Plan remains on track as we continue with the validation of our mission-critical and non-mission-critical systems, including revalidation testing in 1999. In addition, we have undertaken aggressive initiatives to test all systems that interface with any third parties and other business partners. All of these steps are aimed at allowing current operations to remain unaffected by the Year 2000 date change.

As of the date of this prospectus, the Fund and the investment adviser have identified and made available what it believes are the appropriate resources of hardware, people, and dollars, including the engagement of outside third parties, to ensure that the Plan will be completed.

The actions taken by management under the Plan are intended to reduce significantly the Fund's and the


                                 Prospectus 25
investment adviser's risk of a material business interruption based on the Year 2000 issues. It should be noted that the Year 2000 computer problem, and its resolution, is complex and multifaceted, and any company's success cannot be conclusively known until the Year 2000 is reached. In spite of its efforts or results, our ability to function unaffected to and through the Year 2000 may be adversely affected by actions, or failure to act, of third parties beyond our knowledge or control.

This statement is a Year 2000 Readiness Disclosure pursuant to Section 3(9) of the YEAR 2000 INFORMATION AND READINESS DISCLOSURE ACT, 15 U.S.C. Section 1
(1998).


                                 Prospectus 26

FINANCIAL HIGHLIGHTS*

THE FINANCIAL HIGHLIGHTS TABLE IS INTENDED TO HELP YOU UNDERSTAND A PORTFOLIO'S FINANCIAL PERFORMANCE FOR THE PAST 5 YEARS (OR, IF SHORTER, THE PERIOD OF THE PORTFOLIO'S OPERATIONS). CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE PORTFOLIO SHARE. THE TOTAL RETURNS IN THE TABLE REPRESENT THE RATE AN INVESTOR WOULD HAVE EARNED (OR LOST) ON AN INVESTMENT IN EACH PORTFOLIO (ASSUMING REINVESTMENT OF ALL DISTRIBUTIONS). THIS INFORMATION HAS BEEN AUDITED BY PRICEWATERHOUSECOOPERS LLP, INDEPENDENT ACCOUNTANTS, WHOSE REPORT, ALONG WITH THE FUND'S FINANCIAL STATEMENTS, ARE INCLUDED IN THE FUND'S ANNUAL REPORT, WHICH IS AVAILABLE UPON REQUEST BY CALLING THE FUND AT 1-800-851-9777.

FOR THE YEAR ENDED

                                                                        WRL ALGER AGGRESSIVE GROWTH
                                                                        ---------------------------
                                                                               DECEMBER 31,
                                                                        ---------------------------
                                                                             1998          1997
                                                                        ------------- -------------
Net asset value, beginning of year ....................................  $    16.04    $    14.18
 Income from operations:
  Net investment income (loss) ........................................       (0.04)        (0.01)
  Net realized and unrealized gain (loss) on investments ..............        7.68          3.44
                                                                         ----------    ----------
   Net income (loss) from operations ..................................        7.64          3.43
                                                                         ----------    ----------
 Distributions:
  Dividends from net investment income ................................        0.00          0.00
  Dividends in excess of net investment income ........................       (0.05)        (0.42)
  Distributions from net realized gains on investments ................       (1.19)        (1.15)
  Distributions in excess of net realized gains on investments ........        0.00          0.00
                                                                         ----------    ----------
   Total distributions ................................................       (1.24)        (1.57)
                                                                         ----------    ----------
Net asset value, end of year ..........................................  $    22.44    $    16.04
                                                                         ==========    ==========
Total return (a) ......................................................       48.69 %       24.25 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................  $  574,164    $  336,166
  Ratio of expenses to average net assets (b) .........................        0.91 %        0.96 %
  Ratio of net investment income (loss) to average net assets (b) .....       (0.21)%       (0.06)%
  Portfolio turnover rate (a) .........................................      117.44 %      136.18 %


                                                                              WRL ALGER AGGRESSIVE GROWTH
                                                                        ----------------------------------------
                                                                                      DECEMBER 31,
                                                                        ----------------------------------------
                                                                             1996          1995       1994 (c)
                                                                        ------------- ------------- ------------
Net asset value, beginning of year ....................................  $    13.25    $     9.86    $   10.00
 Income from operations:
  Net investment income (loss) ........................................       (0.01)        (0.06)        0.02
  Net realized and unrealized gain (loss) on investments ..............        1.38          3.96        (0.14)
                                                                         ----------    ----------    ---------
   Net income (loss) from operations ..................................        1.37          3.90        (0.12)
                                                                         ----------    ----------    ---------
 Distributions:
  Dividends from net investment income ................................        0.00          0.00        (0.02)
  Dividends in excess of net investment income ........................       (0.19)         0.00         0.00
  Distributions from net realized gains on investments ................       (0.25)        (0.51)        0.00
  Distributions in excess of net realized gains on investments ........        0.00          0.00         0.00
                                                                         ----------    ----------    ---------
   Total distributions ................................................       (0.44)        (0.51)       (0.02)
                                                                         ----------    ----------    ---------
Net asset value, end of year ..........................................  $    14.18    $    13.25    $    9.86
                                                                         ==========    ==========    =========
Total return (a) ......................................................       10.45 %       38.02 %      (1.26)%
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................  $  220,552    $  158,534    $  38,826
  Ratio of expenses to average net assets (b) .........................        0.98 %        1.07 %       1.00 %
  Ratio of net investment income (loss) to average net assets (b) .....       (0.10)%       (0.48)%      (0.20)%
  Portfolio turnover rate (a) .........................................      101.28 %      108.04 %      89.73 %

                                                                               WRL JANUS GLOBAL
                                                                        -------------------------------
                                                                                 DECEMBER 31,
                                                                        -------------------------------
                                                                              1998            1997
                                                                        ---------------- --------------
Net asset value, beginning of year ....................................    $    19.04       $  18.12
 Income from operations:
  Net investment income (loss) ........................................          0.05           0.08
  Net realized and unrealized gain (loss) on investments ..............          5.61           3.32
                                                                           ----------       --------
   Net income (loss) from operations ..................................          5.66           3.40
                                                                           ----------       --------
 Distributions:
  Dividends from net investment income ................................         (0.13)         (0.13)
  Dividends in excess of net investment income ........................          0.00          (1.01)
  Distributions from net realized gains on investments ................         (0.80)         (1.34)
  Distributions in excess of net realized gains on investments ........         (0.06)          0.00
                                                                           ----------       --------
   Total distributions ................................................         (0.99)         (2.48)
                                                                           ----------       --------
Net asset value, end of year ..........................................    $    23.71       $  19.04
                                                                           ==========       ========
Total return (a) ......................................................         30.01 %        18.75 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................    $ 1,069,765      $ 785,966
  Ratio of expenses to average net assets (b) .........................          0.95 %         1.00 %
  Ratio of net investment income (loss) to average net assets (b) .....          0.23 %         0.41 %
  Portfolio turnover rate (a) .........................................         87.36 %        97.54 %


                                                                                      WRL JANUS GLOBAL
                                                                        --------------------------------------------
                                                                                        DECEMBER 31,
                                                                        --------------------------------------------
                                                                             1996           1995           1994
                                                                        -------------- -------------- --------------
Net asset value, beginning of year ....................................    $  15.52       $  13.12       $  13.62
 Income from operations:
  Net investment income (loss) ........................................        0.08           0.10           0.10
  Net realized and unrealized gain (loss) on investments ..............        4.20           2.91           0.10
                                                                           --------       --------       --------
   Net income (loss) from operations ..................................        4.28           3.01           0.20
                                                                           --------       --------       --------
 Distributions:
  Dividends from net investment income ................................       (0.04)          0.00          (0.10)
  Dividends in excess of net investment income ........................       (0.17)          0.00          (0.01)
  Distributions from net realized gains on investments ................       (1.47)         (0.61)         (0.56)
  Distributions in excess of net realized gains on investments ........        0.00           0.00          (0.03)
                                                                           --------       --------       --------
   Total distributions ................................................       (1.68)         (0.61)         (0.70)
                                                                           --------       --------       --------
Net asset value, end of year ..........................................    $  18.12       $  15.52       $  13.12
                                                                           ========       ========       ========
Total return (a) ......................................................       27.74 %        23.06 %         0.25 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................    $ 534,820      $ 289,506      $ 261,778
  Ratio of expenses to average net assets (b) .........................        0.99 %         0.99 %         1.01 %
  Ratio of net investment income (loss) to average net assets (b) .....        0.46 %         0.75 %         0.73 %
  Portfolio turnover rate (a) .........................................       88.31 %       130.60 %       192.06 %

                                   Prospectus 27

FINANCIAL HIGHLIGHTS*

FOR THE YEAR ENDED

                                                                                WRL JANUS GROWTH
                                                                        ---------------------------------
                                                                                  DECEMBER 31,
                                                                        ---------------------------------
                                                                              1998             1997
                                                                        ---------------- ----------------
Net asset value, beginning of year ....................................    $    36.84       $    35.00
 Income from operations:
  Net investment income (loss) ........................................          0.12             0.31
  Net realized and unrealized gain (loss) on investments ..............         23.49             5.88
                                                                           ----------       ----------
   Net income (loss) from operations ..................................         23.61             6.19
                                                                           ----------       ----------
 Distributions:
  Dividends from net investment income ................................         (0.09)           (0.26)
  Dividends in excess of net investment income ........................          0.00             0.00
  Distributions from net realized gains on investments ................         (0.42)           (4.09)
  Distributions in excess of net realized gains on investments ........          0.00             0.00
                                                                           ----------       ----------
   Total distributions ................................................         (0.51)           (4.35)
                                                                           ----------       ----------
Net asset value, end of year ..........................................    $    59.94       $    36.84
                                                                           ==========       ==========
Total return (a) ......................................................         64.47 %          17.54 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................    $ 3,086,057      $ 1,839,453
  Ratio of expenses to average net assets (b) .........................          0.83 %           0.87 %
  Ratio of net investment income (loss) to average net assets (b) .....          0.25 %           0.80 %
  Portfolio turnover rate (a) .........................................         35.29 %          85.88 %


                                                                                         WRL JANUS GROWTH
                                                                        --------------------------------------------------
                                                                                           DECEMBER 31,
                                                                        --------------------------------------------------
                                                                              1996             1995             1994
                                                                        ---------------- ---------------- ----------------
Net asset value, beginning of year ....................................    $    31.66       $    23.81       $     26.25
 Income from operations:
  Net investment income (loss) ........................................          0.34             0.26             0.22
  Net realized and unrealized gain (loss) on investments ..............          5.35            10.97            (2.41)
                                                                           ----------       ----------       -----------
   Net income (loss) from operations ..................................          5.69            11.23            (2.19)
                                                                           ----------       ----------       -----------
 Distributions:
  Dividends from net investment income ................................         (0.35)           (0.24)           (0.22)
  Dividends in excess of net investment income ........................         (0.01)            0.00             0.00
  Distributions from net realized gains on investments ................         (1.99)           (3.14)            0.00
  Distributions in excess of net realized gains on investments ........          0.00             0.00            (0.03)
                                                                           ----------       ----------       -----------
   Total distributions ................................................         (2.35)           (3.38)           (0.25)
                                                                           ----------       ----------       -----------
Net asset value, end of year ..........................................    $    35.00       $    31.66       $     23.81
                                                                           ==========       ==========       ===========
Total return (a) ......................................................         17.96 %          47.12 %           (8.31)%
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................    $ 1,527,409      $ 1,195,174      $   814,383
  Ratio of expenses to average net assets (b) .........................          0.88 %           0.86 %           0.84 %
  Ratio of net investment income (loss) to average net assets (b) .....          0.98 %           0.90 %           0.88 %
  Portfolio turnover rate (a) .........................................         45.21 %         130.48 %         107.33 %

                                                                          WRL LKCM STRATEGIC TOTAL
                                                                                   RETURN
                                                                        -----------------------------
                                                                                DECEMBER 31,
                                                                        -----------------------------
                                                                             1998           1997
                                                                        -------------- --------------
Net asset value, beginning of year ....................................    $  15.62       $  13.97
 Income from operations:
  Net investment income (loss) ........................................        0.39           0.37
  Net realized and unrealized gain (loss) on investments ..............        1.09           2.68
                                                                           --------       --------
   Net income (loss) from operations ..................................        1.48           3.05
                                                                           --------       --------
 Distributions:
  Dividends from net investment income ................................       (0.38)         (0.35)
  Dividends in excess of net investment income ........................        0.00          (0.03)
  Distributions from net realized gains on investments ................       (0.32)         (1.02)
  Distributions in excess of net realized gains on investments ........        0.00           0.00
                                                                           --------       --------
   Total distributions ................................................       (0.70)         (1.40)
                                                                           --------       --------
Net asset value, end of year ..........................................    $  16.40       $  15.62
                                                                           ========       ========
Total return (a) ......................................................        9.64 %        21.85 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................    $ 592,312      $ 526,577
  Ratio of expenses to average net assets (b) .........................        0.86 %         0.88 %
  Ratio of net investment income (loss) to average net assets (b) .....        2.43 %         2.43 %
  Portfolio turnover rate (a) .........................................       49.20 %        48.20 %


                                                                              WRL LKCM STRATEGIC TOTAL RETURN
                                                                        -------------------------------------------
                                                                                       DECEMBER 31,
                                                                        -------------------------------------------
                                                                             1996           1995           1994
                                                                        -------------- -------------- -------------
Net asset value, beginning of year ....................................    $  12.86       $  10.90      $  11.23
 Income from operations:
  Net investment income (loss) ........................................        0.37           0.37          0.31
  Net realized and unrealized gain (loss) on investments ..............        1.56           2.33         (0.33)
                                                                           --------       --------      --------
   Net income (loss) from operations ..................................        1.93           2.70         (0.02)
                                                                           --------       --------      --------
 Distributions:
  Dividends from net investment income ................................       (0.32)         (0.37)        (0.31)
  Dividends in excess of net investment income ........................        0.00           0.00          0.00
  Distributions from net realized gains on investments ................       (0.50)         (0.37)         0.00
  Distributions in excess of net realized gains on investments ........        0.00           0.00          0.00
                                                                           --------       --------      --------
   Total distributions ................................................       (0.82)         (0.74)        (0.31)
                                                                           --------       --------      --------
Net asset value, end of year ..........................................    $  13.97       $  12.86      $  10.90
                                                                           ========       ========      ========
Total return (a) ......................................................       15.00 %        24.66 %       (0.53)%
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................    $ 390,141      $ 256,806     $ 183,867
  Ratio of expenses to average net assets (b) .........................        0.91 %         0.87 %        0.89 %
  Ratio of net investment income (loss) to average net assets (b) .....        2.72 %         3.07 %        2.78 %
  Portfolio turnover rate (a) .........................................       49.32 %        52.59 %       53.50 %


                                 Prospectus 28

FINANCIAL HIGHLIGHTS*

FOR THE YEAR ENDED


                                                                               WRL
                                                                           J.P. MORGAN
                                                                           REAL ESTATE
                                                                            SECURITIES
                                                                          -------------
                                                                           DECEMBER 31,
                                                                          -------------
                                                                             1998 (d)
                                                                          -------------
Net asset value, beginning of year ....................................     $   10.00
 Income from operations:
  Net investment income (loss) ........................................          0.36
  Net realized and unrealized gain (loss) on investments ..............         (1.85)
                                                                            ---------
   Net income (loss) from operations ..................................         (1.49)
                                                                            ---------
 Distributions:
  Dividends from net investment income ................................          0.00
  Dividends in excess of net investment income ........................          0.00
  Distributions from net realized gains on investments ................          0.00
  Distributions in excess of net realized gains on investments ........          0.00
                                                                            ---------
   Total distributions ................................................          0.00
                                                                            ---------
Net asset value, end of year ..........................................     $    8.51
                                                                            =========
Total return (a) ......................................................        (14.93)%
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................     $   2,414
  Ratio of expenses to average net assets (b) .........................          1.00 %
  Ratio of net investment income (loss) to average net assets (b) .....          6.03 %
  Portfolio turnover rate (a) .........................................        100.80 %

NOTES TO FINANCIAL HIGHLIGHTS:

* Per share information has been computed using average shares outstanding throughout each year.
  See Note 6.

(a) Not annualized for periods of less than one full year.
(b) Annualized for periods of less than one full year.
(c) The inception of this Portfolio was March 1, 1994.
(d) The inception of this Portfolio was May 1, 1998.




                                 Prospectus 29

FINANCIAL HIGHLIGHTS*

NOTE 6 -- FINANCIAL HIGHLIGHTS


The total return set forth in "Financial Highlights" reflects the advisory fee and all other portfolio expenses and includes reinvestment of dividends and capital gains; if does not reflect the charges against the corresponding sub-accounts or the charges and deductions under the applicable policies or annuity contracts. Where a portfolio's period from inception is less than one year, the total return shown is not annualized.

The ratio of expenses to average net assets in the Financial Highlights is net of the advisory fee waiver. Where a portfolio's period from inception is less than one year, the ratio of expenses to average net assets is annualized. Without the advisory fee waived by WRL the ratio for each period presented would be as follows:

                                                          DECEMBER 31,
                                       --------------------------------------------------
PORTFOLIO                                 1998       1997     1996     1995       1994
------------------------------------   ----------   ------   ------   ------   ----------
Growth .............................          *        *        *        *            *
Global .............................          *        *        *        *            *
Strategic Total Return .............          *        *        *        *            *
Aggressive Growth (a) ..............          *        *        *        *         1.18%
Real Estate Securities (b) .........       3.34%       **       **       **           **

Without the advisory fee waived by WRL and the fees paid indirectly, the ratio for each period presented would be as follows:


                                          DECEMBER 31,
                                       --------------------
PORTFOLIO                                 1998       1997
---------                              ----------   -------
Growth .............................          *        *
Global .............................          *        *
Strategic Total Return .............          *        *
Aggressive Growth ..................          *        *
Real Estate Securities (b) .........       3.34%      **

 * No waiver since the portfolio did not exceed expense limitations. ** Portfolio was not in existence during this period.
(a) The inception date of this portfolio was March 1, 1994.
(b) The inception date of this portfolio was May 1, 1998.


                                 Prospectus 30

             ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 1999, AND IN THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS, WHICH ARE INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE FUND'S ANNUAL REPORT, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING THE LAST FISCAL YEAR.


             YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE FUND WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.


             OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE FUND (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 1-800-SEC-0330. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009.


             REPORTS AND OTHER INFORMATION ABOUT THE FUND ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV.
             (WRL SERIES FUND FILE NO. 811-4419.)


             FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS FUND, CALL THE NUMBER LISTED ABOVE.









(WRL SERIES FUND FILE NO. 811-4419.)

             WRL SERIES FUND, INC.

             AGGRESSIVE EQUITY PORTFOLIO
             o WRL VKAM EMERGING GROWTH


             FOREIGN EQUITY PORTFOLIO
             o WRL JANUS GLOBAL


             GROWTH EQUITY PORTFOLIO
             o WRL JANUS GROWTH



                                   PROSPECTUS







                     The Securities and Exchange Commission
                      has not approved or disapproved these
                     securities or passed upon the adequacy
                               of this prospectus.
            Any representation to the contrary is a criminal offense.





                                  May 1, 1999

 TABLE OF CONTENTS


INVESTOR INFORMATION ..........................    1

ALL ABOUT THE FUND

  AGGRESSIVE EQUITY PORTFOLIO
   WRL VKAM EMERGING GROWTH ...................    2

  FOREIGN EQUITY PORTFOLIO
   WRL JANUS GLOBAL ...........................    5

  GROWTH EQUITY PORTFOLIO
   WRL JANUS GROWTH ...........................    8

RISK/REWARD INFORMATION .......................   11

EXPLANATION OF STRATEGIES AND RISKS ...........   12

HOW THE FUND IS MANAGED AND ORGANIZED .........   16

PERFORMANCE INFORMATION .......................   17

OTHER INFORMATION .............................   19

FINANCIAL HIGHLIGHTS ..........................   22


     WRL Series Fund, Inc. (Fund) consists of twenty-four separate series or investment portfolios. The Fund is an open-end management investment company, more commonly known as a mutual fund.


     This prospectus describes three of the Fund's portfolios. Shares of these portfolios are currently only sold to separate accounts of Western Reserve Life Assurance Co. of Ohio, PFL Life Insurance Company, AUSA Life Insurance Company, and Peoples Benefit Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts.


     A particular portfolio of the Fund may not be available under the policy or annuity contract you have chosen. The prospectus or disclosure document for your policy or annuity contract shows the portfolios available to you.



     Please read this prospectus carefully before selecting a portfolio. It provides information to assist you in your decision. If you would like additional information about a portfolio, please request a copy of the Statement of Additional Information (SAI) (see back cover). The SAI is incorporated by reference into this prospectus.

                                   Prospectus

INVESTOR INFORMATION

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

[GRAPHIC OMITTED]  The target directs you to a portfolio's goals or objective.

[GRAPHIC OMITTED]  The chess piece indicates discussion about a portfolio's strategies.

[GRAPHIC OMITTED]  The warning sign indicates the risks of investing in a portfolio.

[GRAPHIC OMITTED]  The graph indicates investment performance.

[GRAPHIC OMITTED]  The question mark provides additional information about the
                   Fund or may direct you on how to obtain further information.


SHARES OF A PORTFOLIO ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.


                                  Prospectus 1

AGGRESSIVE EQUITY PORTFOLIO

WRL VKAM EMERGING GROWTH (FORMERLY EMERGING GROWTH PORTFOLIO)

THIS RISK/RETURN SUMMARY BRIEFLY DESCRIBES YOUR AGGRESSIVE EQUITY PORTFOLIO OF THE FUND AND THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO. FOR FURTHER INFORMATION ON THIS PORTFOLIO, PLEASE READ THE SECTION ENTITLED "EXPLANATION OF STRATEGIES AND RISKS," BEGINNING ON PAGE 12 AND THE FUND'S SAI.

[GRAPHIC OMITTED]  OBJECTIVES

WRL VKAM EMERGING GROWTH
This portfolio seeks capital appreciation by investing primarily in common stocks of small and medium-sized companies.

   WHAT IS AN AGGRESSIVE EQUITY PORTFOLIO?
   Aggressive Equity Portfolio seeks maximum capital appreciation (a rise in the share price/value). Current income is not a significant factor. Some portfolios that are included in this category may invest in out-of-the main-stream stocks, such as those of fledging or struggling companies, or those in new or currently out-of-favor industries. Some portfolios in this category may also use specialized investment techniques such as options or short-term investing. For these reasons, these portfolios usually entail greater risk than the overall equity portfolio category.


[GRAPHIC OMITTED]  POLICIES AND STRATEGIES

WRL VKAM EMERGING GROWTH
The portfolio's sub-adviser, Van Kampen Asset Management Inc. (VKAM), seeks to achieve the portfolio's objective by investing principally in:

o Domestic and foreign common stocks of small and medium-sized companies

o Options

o Futures

VKAM invests at least 65% of the portfolio's assets (under normal market conditions) in common stocks of companies that are in the early stages of their life cycle, and are believed by VKAM to have the potential to become major enterprises. Some securities may have above average price volatility. VKAM attempts to reduce overall exposure to risk from declines in the security prices by spreading the portfolio's investments over many different companies in a variety of industries.

VKAM will utilize options on securities, futures contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market.

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, VKAM believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equalize" the cash portion of its assets and obtain performance that is equivalent to investing 100% in equity securities.

The portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing volatility or a prolonged general decline, or other adverse conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these conditions, the portfolio will be unable to achieve its investment objective.

[GRAPHIC OMITTED]  RISKS OF INVESTING IN AN AGGRESSIVE EQUITY PORTFOLIO
The principal risks of investing in an Aggressive Equity Portfolio that may adversely affect your investment are described below. Please note that there are many other circumstances which could adversely affect your investment and prevent your portfolio from achieving its objective, which are not described here. Please refer to the section entitled "Explanation of Strategies and


                                  Prospectus 2

Risks" beginning on page 12 and the Fund's SAI for more information about the risks of investing in an Aggressive Equity Portfolio.

o STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

o FOREIGN SECURITIES

Investments in foreign securities involve risks relating to political, social and economic developments abroad as well as risks resulting from differences in regulations to which U.S. and foreign issuers and markets are subject. To the extent a portfolio invests in emerging markets, these risks would be greater. These risks include:

     o Changes in currency values
     o Currency speculation
     o Currency trading costs
     o Different accounting and reporting practices
     o Less information available to the public
     o Less (or different) regulation of securities markets
     o Greater complex business negotiations
     o Less liquidity
     o More fluctuations in prices
     o Delays in settling foreign securities transactions
     o Higher costs for holding shares (custodial fees)
     o Higher transaction costs
     o Vulnerability to seizure and taxes
     o Political instability and small markets
     o Different market trading days
     o Forward foreign currency contracts for hedging

o INVESTING AGGRESSIVELY

    o The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time

    o Rights, options and futures contracts may not be exercised and may expire worthless

    o Warrants and rights may be less liquid than stocks

    o Use of futures and other derivatives may make the portfolio more volatile

o FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

     o Inaccurate market predictions
     o Imperfect correlation
     o Illiquidity
     o Tax considerations

The portfolios are not required to hedge their investments.

YOU MAY LOSE MONEY IF YOU INVEST IN AN AGGRESSIVE EQUITY PORTFOLIO.

[GRAPHIC OMITTED]  INVESTOR PROFILE

WRL VKAM EMERGING GROWTH
For the investor who seeks greater opportunities for growth of capital but who is willing to accept special risks.


                                  Prospectus 3

[GRAPHIC OMITTED]  PORTFOLIO PERFORMANCE

The bar chart and table below give an indication of the portfolio's risks and performance. The charts show changes in the portfolio's performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts. These fees and expenses would lower investment performance. The tables show how a portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance.

WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT A PORTFOLIO'S PERFORMANCE IN PAST YEARS IS NOT NECESSARILY AN INDICATION OF HOW A PORTFOLIO WILL DO IN THE FUTURE.

WRL VKAM EMERGING GROWTH
--------------------------------------------------------------------------------

[GRAPH OMITTED]

1994      1995      1996      1997      1998
----      ----      ----      ----      ----
-7.36%    46.79%    18.88%    21.45%    37.33%

         HIGHEST AND LOWEST RETURN
           (Quarterly 1993-1998)
--------------------------------------------
                              QUARTER ENDED
 Highest       28.19 %          12/31/98
 Lowest       (12.53)%           9/30/98

--------------------------------------------------------------------------------

                 AVERAGE ANNUAL TOTAL RETURNS
                 (through December 31, 1998)
--------------------------------------------------------------
                                                    SINCE
                                                  INCEPTION
                        1 YEAR     5 YEARS     (MARCH 1, 1993)
WRL VKAM
   Emerging Growth      37.33%      21.95%          23.09%
S&P 500 Index           28.58%      24.06%          21.81%

--------------------------------------------------------------------------------

                                  Prospectus 4

FOREIGN EQUITY PORTFOLIO

WRL JANUS GLOBAL (FORMERLY GLOBAL PORTFOLIO)

THIS RISK/RETURN SUMMARY BRIEFLY DESCRIBES YOUR FOREIGN EQUITY PORTFOLIO AND THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO. FOR FURTHER INFORMATION ON THIS PORTFOLIO, PLEASE READ THE SECTION ENTITLED "EXPLANATION OF STRATEGIES AND RISKS," BEGINNING ON PAGE 12 AND THE FUND'S SAI.

[GRAPHIC OMITTED]  OBJECTIVES

WRL JANUS GLOBAL
This Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital.

   WHAT IS A FOREIGN EQUITY PORTFOLIO?
   This type of portfolio principally invests in equity securities of companies located outside the U.S.

[GRAPHIC OMITTED]  POLICIES AND STRATEGIES

WRL JANUS GLOBAL
The portfolio's sub-adviser, Janus Capital Corporation (Janus), seeks to achieve the portfolio's investment objective by investing principally in:

o Common stocks of foreign and domestic issuers

o Depositary receipts including ADRs, Global Depositary Receipts
  (GDRs) and European Depositary Receipts (EDRs)

The portfolio may also use forward foreign currency contracts for hedging.

Janus' main strategy is to use a "bottom up" approach to build the portfolio's portfolio. They seek to identify individual companies with earnings growth potential that may not be recognized by the market at large.

Foreign securities are generally selected on a stock-by-stock basis without regard to defined allocation among countries or geographic regions.

When evaluating foreign investments, Janus (in addition to looking at individual companies) considers such factors as:

     o Expected levels of inflation in various countries
     o Government policies that might affect business conditions
     o The outlook for currency relationships
     o Prospects for economic growth among countries, regions or geographic areas

   WHAT IS A "BOTTOM-UP" APPROACH?
   When portfolio managers use a "bottom-up" approach, they look primarily at individual companies against the context of broader market factors.

[GRAPHIC OMITTED]  RISKS OF INVESTING IN A FOREIGN EQUITY PORTFOLIO
The principal risks of investing in a Foreign Equity Portfolio that may adversely affect your investment are described below. Please note that there are many other circumstances which could adversely affect your investment and prevent your portfolio from achieving its objective, which are not described here. Please refer to the section entitled "Explanation of Strategies and Risks" beginning on page 12, and the Fund's SAI for more information about the risks associated with investing in a Foreign Equity Portfolio.

o STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

o FOREIGN SECURITIES

Investments in foreign securities involve risks relating to political, social and economic developments abroad as well as risks resulting from differences in regulations to which U.S. and foreign issuers and markets are subject.


                                  Prospectus 5

To the extent a portfolio invests in emerging markets, these risks would be greater. These risks include:

     o Changes in currency values
     o Currency speculation
     o Currency trading costs
     o Different accounting and reporting practices
     o Less information available to the public
     o Less (or different) regulation of securities markets
     o Greater complex business negotiations
     o Less liquidity
     o More fluctuations in prices
     o Delays in settling foreign securities transactions
     o Higher costs for holding shares (custodial fees)
     o Higher transaction costs
     o Vulnerability to seizure and taxes
     o Political instability and small markets
     o Different market trading days
     o Forward foreign currency contracts for hedging


o EMERGING MARKETS RISK

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

o FORWARD FOREIGN CURRENCY CONTRACTS

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of portfolio securities decline.

Such hedging transactions preclude the opportunity for gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the portfolio's limitation on investing in illiquid securities.

If the portfolio managers' judgment of markets proves incorrect or the strategy does not correlate well with a portfolio's investment, the use of such hedging transactions could result in a loss regardless of whether the intent was to reduce risk or increase return and may increase a portfolio's volatility. In addition, in the event that non-exchange traded forward currency contracts are used, such transactions could result in a loss if the counterparty to the transaction does not perform as promised.

o DEPOSITARY RECEIPTS

Depositary receipts represent interests in an account at a bank or trust company which holds equity securities. They are subject to some of the same risks as direct investments in foreign securities, including currency risk. The regulatory requirements with respect to depositary receipts that are issued in sponsored and unsponsored programs are generally similar, but the issuers of unsponsored depositary receipts are not obligated to disclose material information in the U.S., and, therefore, such information may not be reflected in the market value of depositary receipts.

YOU MAY LOSE MONEY IF YOU INVEST IN A FOREIGN EQUITY PORTFOLIO.

[GRAPHIC OMITTED]  INVESTOR PROFILE

WRL JANUS GLOBAL
For the investor who seeks capital growth without being limited to investments in U.S. securities, and who can tolerate the significant risks associated with foreign investing.


                                  Prospectus 6

[GRAPHIC OMITTED]  PORTFOLIO PERFORMANCE

The bar chart and table below give an indication of the portfolio's risks and performance. The charts show changes in the portfolio's performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts. These fees and expenses would lower investment performance. The tables show how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance.

WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT A PORTFOLIO'S PERFORMANCE IN PAST YEARS IS NOT NECESSARILY AN INDICATION OF HOW A PORTFOLIO WILL DO IN THE FUTURE.

WRL JANUS GLOBAL
--------------------------------------------------------------------------------

[GRAPH OMITTED]

1993      1994      1995      1996      1997      1998
----      ----      ----      ----      ----      ----
35.05%     0.25%    23.06%    27.74%    18.75%    30.01%

         HIGHEST AND LOWEST RETURN
           (Quarterly 1992-1998)
--------------------------------------------
                              QUARTER ENDED
 Highest       20.82 %          12/31/98
 Lowest       (16.52)%           9/30/98

--------------------------------------------------------------------------------

                 AVERAGE ANNUAL TOTAL RETURNS
                  (through December 31, 1998)
---------------------------------------------------------------
                                                   SINCE
                                                 INCEPTION
                      1 YEAR     5 YEARS     (DECEMBER 3, 1992)
WRL Janus Global      30.01%      19.46%           21.94%
Morgan Stanley
   Capital
   International
   World Index        24.34%      16.11%           17.16%

--------------------------------------------------------------------------------

                                  Prospectus 7

GROWTH EQUITY PORTFOLIO

WRL JANUS GROWTH (FORMERLY GROWTH PORTFOLIO)

THIS RISK/RETURN SUMMARY BRIEFLY DESCRIBES YOUR GROWTH EQUITY PORTFOLIO AND THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO. FOR FURTHER INFORMATION ON THIS PORTFOLIO, PLEASE READ THE SECTION ENTITLED "EXPLANATION OF STRATEGIES AND RISKS," BEGINNING ON PAGE 12, AND THE FUND'S SAI.

[GRAPHIC OMITTED]  OBJECTIVES

WRL JANUS GROWTH
This portfolio seeks growth of capital.

   WHAT IS A GROWTH EQUITY PORTFOLIO?
   A growth equity portfolio invests in the common stock of companies that offer potentially rising share prices. These portfolios primarily aim to provide capital appreciation (a rise in share price) rather than steady income.

[GRAPHIC OMITTED]  POLICIES AND STRATEGIES

WRL JANUS GROWTH
The portfolio's sub-adviser, Janus Capital Corporation (Janus), seeks to achieve the portfolio's objective by investing principally in:

o Common stocks

The portfolio's strategy is to invest almost all of its assets in common stock at times when Janus believes the market environment favors such investing.

Janus generally takes a "bottom-up" approach to building the stock portfolio. In other words, Janus seeks to identify individual companies with earnings growth potential that may not be recognized by the stock market at large.

Although themes may emerge in the portfolio, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration for the portfolio and any income realized on the portfolio's investments is incidental to its objective.

Janus may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse market conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective.

[GRAPHIC OMITTED]  RISKS

The principal risks of investing in a Growth Equity Portfolio that may adversely affect your investment are described below. Please note that there are many other circumstances which could adversely affect your investment and prevent a portfolio from achieving its objective, which are not described here. Please refer to the section entitled "Explanation of Strategies and Risks," beginning on page 12, and the Fund's SAI for more information about the risks associated with investing in a Growth Equity Portfolio.

o STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio go up and down.

o FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

o Inaccurate market predictions

o Imperfect correlation

o Illiquidity

o Tax considerations

The portfolios are not required to hedge their investments.


                                  Prospectus 8

GROWTH EQUITY PORTFOLIO

o  STYLE RISK

Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may underperform other portfolios that employ a different style. A portfolio also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company securities.

     o GROWTH INVESTING RISK
       Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth oriented funds will typically underperform when value investing is in favor.

YOU MAY LOSE MONEY IF YOU INVEST IN A GROWTH EQUITY PORTFOLIO.

[GRAPHIC OMITTED]  INVESTOR PROFILE

WRL JANUS GROWTH
For the investor who wants capital growth in a broadly diversified stock portfolio, and who can tolerate significant fluctuations in value.


                                  Prospectus 9

[GRAPHIC OMITTED]  PORTFOLIO PERFORMANCE

The bar chart and table below gives an indication of the portfolio's risks and performance. The charts show change in the portfolio's performance from year to year. The performance calculations do not reflect charges or deductions under the policies of the annuity contracts. These fees and expenses would lower investment performance. The tables show how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance.

WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT A PORTFOLIO'S PERFORMANCE IN PAST YEARS IS NOT NECESSARILY AN INDICATION OF HOW A PORTFOLIO WILL DO IN THE FUTURE.

WRL JANUS GROWTH
--------------------------------------------------------------------------------

[GRAPH OMITTED]

1989    1990    1991    1992    1993    1994     1995    1996    1997    1998
----    ----    ----    ----    ----    ----     ----    ----    ----    ----
47.04%  -0.22%  59.79%  2.35%   3.97%   -8.31%   47.12%  17.96%  17.54%  64.47%

         HIGHEST AND LOWEST RETURN
           (Quarterly 1988-1998)
--------------------------------------------
                              QUARTER ENDED
 Highest       28.73 %          12/31/98
 Lowest       (16.60)%           9/30/90

--------------------------------------------------------------------------------

            AVERAGE ANNUAL TOTAL RETURNS
             (through December 31, 1998)
-----------------------------------------------------
                     1 YEAR     5 YEARS     10 YEARS
WRL Janus Growth     64.47%      25.20%       22.61%
S&P 500 Index        28.58%      24.06%       19.21%

--------------------------------------------------------------------------------





                                 Prospectus 10

RISK/REWARD INFORMATION

BEFORE YOU CHOOSE AN INVESTMENT PORTFOLIO,
PLEASE CONSIDER . . .

All of the investment portfolios involve risk, but there is also the potential for reward. You can lose money -- and you can make money. The Fund portfolios are structured so that each offers a slightly different degree of risk and reward than others.

In this prospectus, we've arranged the portfolios in order of risk/ reward from highest to lowest. Notice the scale at the right. It covers the full spectrum of risk/reward of the portfolios described in this prospectus.

WHAT RISK/REWARD LEVEL IS FOR YOU? ASK YOURSELF THE FOLLOWING:

   (1) HOW WELL DO I HANDLE FLUCTUATIONS IN MY ACCOUNT VALUE? The higher a portfolio is on the risk/reward spectrum, the more its price is likely to move up and down on a day to day basis. If this makes you uncomfortable, you may prefer an investment at the lower end of the scale that may not fluctuate in price as much.

   (2) AM I LOOKING FOR A HIGHER RATE OF RETURN? Generally, the higher the potential return, the higher the risk. If you find the potential to make money is worth the possibility of losing more, then a portfolio at the higher end of the spectrum may be right for you.

A final note: These portfolios are designed for long-term investment.

Each portfolio has an investment objective that it tries to achieve by following certain investment strategies and techniques. The objective can be changed without shareholder vote.

                                                               [GRAPHIC OMITTED]


                                                     WRL VKAM EMERGING GROWTH



                                                             WRL JANUS GLOBAL



                                                             WRL JANUS GROWTH



                                 Prospectus 11

EXPLANATION OF STRATEGIES AND RISKS

HOW TO USE THIS SECTION

In the discussions of the individual portfolios on pages 2 through 10, you found descriptions of the strategies and risks associated with each. In those pages, you were referred to this section for a more complete description of the risks. For best understanding, first read the description of the portfolio you're interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

[GRAPHIC OMITTED]
DIVERSIFICATION AND CONCENTRATION. The 1940 Act classifies investment companies as either diversified or non-diversified.

Diversification is the practice of spreading a portfolio's assets over a number of investments, investment types, industries or countries to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a comparable portfolio.

All of the portfolios qualify as diversified funds under the 1940 Act. The diversified portfolios are subject to the following diversification requirements (which are set forth in full in the SAI):

o As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio may not own more than 10% of the outstanding voting shares of any issuer (other than U.S. government securities) as defined in the 1940 Act and, with respect to some portfolios, in other types of cash items.

o As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio will not purchase a security of any issuer if such would cause the portfolio's holdings of that issuer to amount to more than 5% of the portfolio's total assets.

o As a fundamental policy governing concentration, no portfolio will invest more than 25% of its assets in any one particular industry, other than U.S. government securities.


[GRAPHIC OMITTED]
INVESTING IN COMMON STOCKS. Many factors cause common stocks to go up and down in price. A major one is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. When your portfolio holds stocks, there's a risk that some or all of them may be down in price when you choose to sell, causing you to lose money. This is called MARKET RISK.

[GRAPHIC OMITTED]
INVESTING IN PREFERRED STOCKS. Because these stocks come with a promise to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. But if a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

[GRAPHIC OMITTED]
INVESTING IN CONVERTIBLE SECURITIES, PREFERRED STOCKS, AND BONDS. Since preferred stocks and corporate bonds pay a stated return, their prices usually don't depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are CONVERTIBLE into their common stocks. Linked to the common stock in this way, convertible securities go up and down in price as the common stock does, adding to their market risk.

[GRAPHIC OMITTED]
VOLATILITY. The more an investment goes up and down in price, the more VOLATILE it is. Volatility increases the market risk because even though your portfolio may go UP more than the market in good times, it may also go DOWN more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more.


                                 Prospectus 12

[GRAPHIC OMITTED]
INVESTING IN BONDS. Like common stocks, bonds fluctuate in value, though the factors causing this fluctuation are different, including:

o CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertible securities.

o LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

o DEFAULTS. All bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless. Changes in financial condition and general economic conditions can affect the ability to honor financial obligations and therefore credit quality. A security's price may be adversely affected by the market's opinion of the security's credit quality level even if the issuer or counterparty has suffered no degradation in ability to honor the obligation.

o DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service, Inc. (Moody's) and Standard & Poor's Corporation (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price. Bonds that are rated below BBB by S&P, and below Ba by Moody's, are considered to be below investment grade. Moody's rates bonds in nine categories, from Aaa to C, with Aaa being the highest with least risk. S&P rates bonds in six categories, from AAA to D, with AAA being the highest.

o LOW RATING. High-yield/high-risk fixed-income securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative than higher rated bonds, have a greater vulnerability to economic changes and are less liquid. The market for such securities may be less active than for higher rated securities, which can adversely affect the price at which these securities may be sold and may diminish a portfolio's ability to obtain accurate market quotations when valuing the portfolio securities and calculating the portfolio's net asset value.

o LACK OF RATING. Some bonds are considered speculative, or for other reasons are not rated. Such bonds must pay a higher interest rate in order to attract investors. They're considered riskier because of the higher possibility of default or loss of liquidity.

o LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up". In that case, the bond may be hard to sell or "liquidate" (convert to cash).


[GRAPHIC OMITTED]
INVESTING IN FOREIGN SECURITIES. These are investments offered by foreign companies, governments and government agencies. They involve risks not usually associated with U.S. securities, including:

o CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops, the value of the securities held by a portfolio could drop too, even if the securities are strong. In turn, the value of the shares of the portfolio could also drop. Dividend and interest payments may be lower. Factors affecting exchange rates are: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and any currency manipulation by banks.

o CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation.

o ADRS/ADSS. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio incurs costs when it converts other currencies into dollars, and vice-versa.


                                 Prospectus 13

o EURO CONVERSION. On January 1, 1999, certain participating countries in the European Economic Monetary Union adopted the "Euro" as their official currency. Other EU member countries may convert to the Euro at a later date. As of January 1, 1999, governments in participating countries issued new debt and redenominated existing debt in Euros; corporations chose to issue stocks or bonds in Euros or national currency. The new European Central Bank (the "ECB") will assume responsibility for a uniform monetary policy in participating countries. Euro conversion risks that could affect a portfolio's foreign investments include: (1) the readiness of Euro payment, clearing, and other operational systems; (2) the legal treatment of debt instruments and financial contracts in existing national currencies rather than the Euro; (3) exchange-rate fluctuations between the Euro and non-Euro currencies during the transition period of January 1, 1999 through December 31, 2002 and beyond; (4) potential U.S. tax issues with respect to portfolio securities; and (5) the ECB's abilities to manage monetary policies among the participating countries; and (6) the ability of financial institution systems to process Euro transactions.

o DIFFERENT ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

o LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make less information available to the public.

o LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S.

o MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio may find it hard to enforce obligations or negotiate favorable brokerage commission rates.

o LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

o SETTLEMENT DELAYS. "Settlement" is the process of completing a securities transaction. In many countries, this process takes longer than it does in the U.S.

o HIGHER CUSTODIAL CHARGES. Fees charged by the Fund's custodian for holding shares are higher for foreign securities than that of domestic securities.

o HIGHER TRANSACTION COSTS. Fees charged by securities brokers are often higher for transactions involving foreign securities than domestic securities. Higher expenses, such as brokerage fees, may reduce the return a portfolio might otherwise achieve.

o VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. A portfolio's interest, dividends and capital gains may be subject to foreign withholding taxes.

o POLITICAL INSTABILITY AND SMALL EMERGING MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities. Regulations of banks and capital markets can be weak.

o DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading when U.S. markets are and asset values can change before your transaction occurs.

o HEDGING. A portfolio may, but will not necessarily, enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases, and sales of such securities.

[GRAPHIC OMITTED]
INVESTING IN FUTURES, OPTIONS AND DERIVATIVES. Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts involve additional risks and costs. Risks include:

o INACCURATE MARKET PREDICTIONS. If the sub-adviser is wrong in its expectation, for example, with respect to interest rates, securities prices or currency markets, the contracts could produce losses instead of gains.

o PRICES MAY NOT MATCH. Movements in the price of the financial contracts may be used to offset movements in the price of other securities you own.


                                 Prospectus 14

   If those prices don't correlate or match closely, the benefits of the transaction might be diminished.

o ILLIQUID MARKETS. If there's no market for the contracts, the portfolio may not be able to control losses.

o TAX CONSEQUENCES. Sometimes the possibility of incurring high taxes on a transaction may delay closing out a position and limit the gains it would have produced.

[GRAPHIC OMITTED]
INVESTING IN SPECIAL SITUATIONS. Each portfolio may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then increase considerably in price, due to:

o A NEW PRODUCT OR PROCESS

o A MANAGEMENT CHANGE

o A TECHNOLOGICAL BREAKTHROUGH

o AN EXTRAORDINARY CORPORATE EVENT

o A TEMPORARY IMBALANCE IN THE SUPPLY OF, AND DEMAND FOR, THE
  SECURITIES OF AN ISSUER

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of a portfolio's investment in a situation.


[GRAPHIC OMITTED]
CASH POSITION
A portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of short-term debt securities that are considered cash equivalents. This may be done as a temporary defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decreases.

[GRAPHIC OMITTED]
PORTFOLIO TURNOVER
A portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year.

Changes in security holdings are made by a portfolio's sub-adviser when it is deemed necessary. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or unforeseen developments.

The rate of portfolio turnover will not be a limiting factor when short-term investing is considered appropriate. Increased turnover rates result in higher brokerage costs and other transaction based expenses for a portfolio. These charges are ultimately borne by the shareholders.

[GRAPHIC OMITTED]
SHORT SALES
A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

[GRAPHIC OMITTED]
INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Fund's Board of Directors. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the Fund's SAI.


                                 Prospectus 15

HOW THE FUND IS MANAGED AND ORGANIZED

[GRAPHIC OMITTED]
HOW THE FUND IS MANAGED AND ORGANIZED
The Fund's Board is responsible for managing the business affairs of the Fund. It oversees the operation of the Fund by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Directors and executive officers of the Fund is contained in the SAI.

WRL Investment Management, Inc. (WRL Management) located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the Fund's investment adviser since 1997. Prior to this date, Western Reserve served as investment adviser to the Fund. The investment adviser had no prior experience as an adviser. The investment adviser is a direct, wholly-owned subsidiary of Western Reserve Life Assurance Co. of Ohio (Western Reserve), which is wholly-owned by First AUSA Life Insurance Company, a stock life insurance company, which is wholly-owned by AEGON USA, Inc. AEGON USA, Inc. is a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON USA, Inc. is a wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group.

Subject to the supervision of the Fund's Board, the investment adviser is responsible for furnishing continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the portfolios may own or contemplate acquiring from time to time; to cause its officers to attend meetings and furnish oral or written reports, as the Fund may reasonably require, in order to keep the Fund's Board and appropriate officers of the Fund fully informed as to the conditions of the investment portfolio of each portfolio, the investment recommendations of the investment adviser, and the investment considerations which have given rise to those recommendations; to supervise the purchase and sale of securities of the portfolios as directed by the appropriate officers of the Fund; and to maintain all books and records required to be maintained by the investment adviser.

As compensation for its services to the portfolios, the investment adviser receives monthly compensation at an annual rate of a percentage of the average daily net assets of each portfolio. The advisory fees for each portfolio are:

                              ADVISORY
PORTFOLIO                       FEE
WRL VKAM Emerging Growth        0.80%
WRL Janus Global**              0.80%
WRL Janus Growth*               0.80%

 * WRL Management currently waives 0.025% of its advisory fee for the first $3 billion of the portfolio's average daily net assets (net fee -- 0.775%); and 0.05% of assets above $3 billion (net fee -- 0.75%). This waiver is voluntary and may be terminated at any time.
** WRL Management currently waives 0.025% of its advisory fee for the portfolio's average daily net assets above $2 billion (net fee -- 0.775%). This waiver is voluntary and may be terminated at any time.

Here is a listing of the sub-advisers and the portfolios they manage:

SUB-ADVISER     PORTFOLIO
VKAM            WRL VKAM Emerging Growth
Janus           WRL Janus Global
                WRL Janus Growth

DAY-TO-DAY MANAGEMENT OF THE INVESTMENTS IN EACH PORTFOLIO IS THE
RESPONSIBILITY OF THE PORTFOLIO MANAGER. THE PORTFOLIO MANAGERS OF THE FUND
ARE:

WRL VKAM EMERGING GROWTH
GARY M. LEWIS is primarily responsible for the day to day management of this portfolio. Mr. Lewis has been senior vice president of VKAM since October, 1995. Previously, he served as vice president/portfolio manager of VKAM from 1989 to October 1995.

WRL JANUS GLOBAL
HELEN YOUNG HAYES has been employed by Janus since 1987 and has managed this portfolio since its inception.

WRL JANUS GROWTH
SCOTT W. SCHOELZEL and EDWARD KEELY serve as co-managers of this portfolio. Mr. Schoelzel has managed this portfolio since January 1996. Before that, he was co-manager of this portfolio since 1995. He has been employed by Janus since 1994.

Mr. Keely has managed the portfolio since January, 1999. He has been employed by Janus since 1998. Prior to joining Janus, he was a senior vice president of investments at Founders.


                                 Prospectus 16

PERFORMANCE INFORMATION

The Fund may include quotations of a portfolio's total return or yield in connection with the total return for the appropriate separate account, in advertisements, sales literature or reports to policyowners or to prospective investors. Total return and yield quotations for a portfolio reflect only the performance of a hypothetical investment in the portfolio during the particular time period shown as calculated based on the historical performance of the portfolio during that period. SUCH QUOTATIONS DO NOT IN ANY WAY INDICATE OR PROJECT FUTURE PERFORMANCE. Quotations of total return and yield will not reflect charges or deductions against the separate accounts or charges and deductions against the policies or the annuity contracts. Where relevant, the prospectuses for the policies and the annuity contracts contain performance information which show total return and yield information for the separate accounts, policies or annuity contracts.

TOTAL RETURN
Total return refers to the average annual percentage change in value of an investment in a portfolio held for a stated period of time as of a stated ending date. When a portfolio has been in operation for the stated period, the total return for such period will be provided if performance information is quoted. Total return quotations are expressed as average annual compound rates of return for each of the periods quoted. They also reflect the deduction of a proportionate share of a portfolio's investment advisory fees and direct portfolio expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the portfolio when made.

SIMILAR SUB-ADVISER PERFORMANCE
A portfolio may disclose in advertisements, supplemental sales literature, and reports to policyowners or to prospective investors total returns of an EXISTING SEC-REGISTERED fund that is managed by the portfolio's sub-adviser and that has investment objectives, policies, and strategies substantially similar to those of such portfolio (a "Similar Sub-Adviser Fund"). ALTHOUGH THE SIMILAR SUB-ADVISER FUNDS HAVE SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES, POLICIES, AND STRATEGIES AS THE DESIGNATED PORTFOLIO, AND ARE MANAGED BY THE SAME SUB-ADVISER AS THE DESIGNATED PORTFOLIO, YOU SHOULD NOT ASSUME THAT ANY PORTFOLIO WILL HAVE THE SAME FUTURE PERFORMANCE AS SIMILAR SUB-ADVISER FUNDS WHOSE TOTAL RETURNS ARE SHOWN. Each portfolio's future performance may be greater or less than the historical performance of the corresponding Similar Sub-Adviser Fund. There can be no assurance, and no representation is made, that the investment results of any portfolio will be comparable to the results of any of the Similar Sub-Adviser Funds as any other fund managed by WRL Management or any sub-adviser.

The table below sets forth certain portfolios of the Fund and, for each portfolio's respective Similar Sub-Adviser Fund, the fund's inception date, asset size, and the average annual total returns for the one, five and ten year periods (or life of the Similar Sub-Adviser Fund, if shorter) ended December 31, 1998. These figures are based on the actual investment performance of the Similar Sub-Adviser Funds. Each Similar
Sub-Adviser Fund has higher total expenses than its corresponding portfolio of the Fund. The average annual total returns for the Similar Sub-Adviser Funds are shown with and without the deductions of any applicable sales load. YOU SHOULD NOTE THAT THE PERFORMANCE OF THE SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT THE HISTORICAL PERFORMANCE OF ANY PORTFOLIOS.


                                 Prospectus 17

SIMILAR SUB-ADVISER FUND PERFORMANCE


                                                                                   AVERAGE ANNUAL TOTAL RETURN
                                                                                       (WITH SALES LOADS)
                                                                                ---------------------------------
                                    SIMILAR                                                             10 YEARS
                                  SUB-ADVISER        INCEPTION       TOTAL                              OR SINCE
WRL PORTFOLIO                        FUND               DATE         ASSETS      1 YEAR     5 YEARS     INCEPTION
--------------------------   --------------------   -----------   -----------   --------   ---------   ----------
WRL Janus Global                                                     $18.5
                              Janus Worldwide(1)     5/15/91         billion    15.44%      21.13%       21.29%
WRL VKAM Emerging Growth          Van Kampen         Class A        $5,196.5    26.98%      19.53%       17.85%
                              Emerging Growth(2)     10/2/70         million

(1) The Janus Worldwide Fund does not have a sales load.
(2) Total returns are for Class A shares of the Van Kampen Emerging Growth Fund and reflect a deduction of a 5.75% front end sales load. The fund also has Class B and Class C shares with different sales loads. Calculating total return with those sales loads may have resulted in lower total returns.


                                                                                   AVERAGE ANNUAL TOTAL RETURN
                                                                                      (WITHOUT SALES LOADS)
                                                                                ---------------------------------
                                    SIMILAR                                                             10 YEARS
                                  SUB-ADVISER        INCEPTION       TOTAL                              OR SINCE
WRL PORTFOLIO                        FUND               DATE         ASSETS      1 YEAR     5 YEARS     INCEPTION
--------------------------   --------------------   -----------   -----------   --------   ---------   ----------
WRL Janus Global              Janus Worldwide(1)     5/15/91         $18.5      15.44%      21.13%      21.29%
                                                                    billion
WRL VKAM Emerging Growth          Van Kampen         Class A        $5,196.5    34.73%      20.96%      18.08%
                                Emerging Growth      10/2/70        million

(1) The Janus Worldwide Fund offers Class B and Class C shares as well. Returns for those classes may differ from those of Class A shares due to differing fee structures.

THE PERFORMANCE OF SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT ANY OF THE CHARGES, FEES, AND EXPENSES IMPOSED UNDER THE POLICIES OR ANNUITY CONTRACTS. SUCH PERFORMANCE WOULD IN EACH CASE BE LOWER IF IT REFLECTED THESE CHARGES, FEES AND EXPENSES. SEE THE CONTRACT FORM OR DISCLOSURE DOCUMENT FOR THE POLICY OR ANNUITY CONTRACT. (THE DISCLOSURE DOCUMENTS FOR THE POLICY OR ANNUITY CONTRACT DESCRIBE SIMILAR SUB-ADVISERS FUNDS AS "SIMILAR SUB-ADVISED FUNDS.")

(See the SAI for more information about the portfolios' performance.)




                                 Prospectus 18

OTHER INFORMATION

[GRAPHIC OMITTED]  PURCHASE AND REDEMPTION OF SHARES

As described earlier in the prospectus, shares of the portfolios are sold exclusively to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, PFL Life Insurance Company, AUSA Life Insurance Company, Inc. and Peoples Benefit Life Insurance Company, and are not offered to the public. Shares are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.)

[GRAPHIC OMITTED]  VALUATION OF SHARES

Each portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually 4:00 p.m., Eastern time), on each day the exchange is open.

   WHAT IS NET ASSET VALUE?
   The net asset value of a portfolio share is computed by dividing the value of the net assets of the portfolio by the total number of shares outstanding in the portfolio.

Net asset value (NAV) of a portfolio share is computed by dividing the value of the net assets of the portfolio by the total number of shares outstanding in the portfolio. Share prices for any transaction are those next calculated after receipt of an order.

If your order is received by closing time of the NYSE, you'll pay, or you will receive, that day's NAV. If later, it will be priced at the next day's NAV. Share prices may change when a portfolio holds shares in companies traded on foreign exchanges that are open on the days the NYSE is closed.

Except for money market instruments maturing in 60 days or less, securities held by portfolios are valued at market value. If market values are not readily available, securities are valued at fair value as determined by the Fund's Valuation Committee under the supervision of the Fund's Board.

[GRAPHIC OMITTED]  DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends from investment income of a portfolio normally are declared daily and reinvested monthly in additional shares of the portfolio at net asset value. Distributions of net realized capital gains from security transactions normally are declared and paid in additional shares of the portfolio at the end of the fiscal year.

[GRAPHIC OMITTED]  TAXES

Each portfolio has qualified and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and the annuity contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on each portfolio. Each portfolio intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on each portfolio by Subchapter M and the 1940 Act. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by "safe harbor," rules described below, as of the end of each calendar quarter


                                 Prospectus 19
or within 30 days thereafter, no more than 55% of the portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same comodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. If a portfolio does not satisfy the section 817(h) requirements, the separate accounts, the insurance companies, the policies and the annuity contracts may be taxable. See the prospectuses for the policies and annuity contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisor.


[GRAPHIC OMITTED]  REPORT TO POLICYHOLDERS

The fiscal year of each portfolio ends on December 31 of each year. The Fund will send to you, at least semi-annually, reports which show the portfolios' composition and other information. An annual report, with audited financial information, will be sent to you each year.

[GRAPHIC OMITTED]  DISTRIBUTION AND SERVICE PLANS

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52494. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Fund. (Prior to May 1, 1999, InterSecurities, Inc., an affiliate of the investment adviser, served as underwriter of the Fund.) The Plan permits the use of Fund assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Fund, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio as payment for actual expenses incurred in connection with the distribution of the shares of the portfolios. Because these fees are paid out of Fund assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

As of the date of this prospectus, the Fund has not paid any distribution fees under the Plan and does not intend to do so before April 30, 2000. You will receive written notice prior to the payment of any fees under the Plan.

[GRAPHIC OMITTED]  PREPARING FOR THE YEAR 2000

In May 1996, the Fund and the investment adviser adopted and presently have in place a Year 2000 Project Plan (the "Plan") to review and analyze existing hardware and software systems, as well as voice and data communications systems, to determine if they are Year 2000 compliant. As of March 1, 1999, substantially all of the Fund's and the investment adviser's mission-critical systems are Year 2000 compliant. The Plan remains on track as we continue with the validation of our mission-critical and non-mission-critical systems, including revalidation testing in 1999. In addition, we have undertaken aggressive initiatives to test all systems that interface with any third parties and other business partners. All of these steps are aimed at allowing current operations to remain unaffected by the Year 2000 date change.

As of the date of this prospectus, the Fund and the investment adviser have identified and made available what it believes are the appropriate resources of hardware, people, and dollars, including the engagement of outside third parties, to ensure that the Plan will be completed.


                                 Prospectus 20

The actions taken by management under the Plan are intended to reduce significantly the Fund's and the investment adviser's risk of a material business interruption based on the Year 2000 issues. It should be noted that the Year 2000 computer problem, and its resolution, is complex and multifaceted, and any company's success cannot be conclusively known until the Year 2000 is reached. In spite of its efforts or results, our ability to function unaffected to and through the Year 2000 may be adversely affected by actions, or failure to act, of third parties beyond our knowledge or control.

This statement is a Year 2000 Readiness Disclosure pursuant to Section 3(9) of the YEAR 2000 INFORMATION AND READINESS DISCLOSURE ACT, 15 U.S.C. Section 1
(1998).







                                 Prospectus 21

FINANCIAL HIGHLIGHTS*

THE FINANCIAL HIGHLIGHTS TABLE IS INTENDED TO HELP YOU UNDERSTAND A PORTFOLIO'S FINANCIAL PERFORMANCE FOR THE PAST 5 YEARS (OR, IF SHORTER, THE PERIOD OF THE PORTFOLIO'S OPERATIONS). CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE PORTFOLIO SHARE. THE TOTAL RETURNS IN THE TABLE REPRESENT THE RATE AN INVESTOR WOULD HAVE EARNED (OR LOST) ON AN INVESTMENT IN EACH PORTFOLIO (ASSUMING REINVESTMENT OF ALL DISTRIBUTIONS). THIS INFORMATION HAS BEEN AUDITED BY PRICEWATERHOUSECOOPERS LLP, INDEPENDENT ACCOUNTANTS, WHOSE REPORT, ALONG WITH THE FUND'S FINANCIAL STATEMENTS, ARE INCLUDED IN THE FUND'S ANNUAL REPORT, WHICH IS AVAILABLE UPON REQUEST BY CALLING THE FUND AT 1-800-851-9777.)


FOR THE YEAR ENDED



                                                                                WRL JANUS GROWTH
                                                                        ---------------------------------
                                                                                  DECEMBER 31,
                                                                        ---------------------------------
                                                                              1998             1997
                                                                        ---------------- ----------------
Net asset value, beginning of year ....................................    $    36.84       $    35.00
 Income from operations:
  Net investment income (loss) ........................................          0.12             0.31
  Net realized and unrealized gain (loss) on investments ..............         23.49             5.88
                                                                           ----------       ----------
   Net income (loss) from operations ..................................         23.61             6.19
                                                                           ----------       ----------
 Distributions:
  Dividends from net investment income ................................         (0.09)           (0.26)
  Dividends in excess of net investment income ........................          0.00             0.00
  Distributions from net realized gains on investments ................         (0.42)           (4.09)
  Distributions in excess of net realized gains on investments ........          0.00             0.00
                                                                           ----------       ----------
   Total distributions ................................................         (0.51)           (4.35)
                                                                           ----------       ----------
Net asset value, end of year ..........................................    $    59.94       $    36.84
                                                                           ==========       ==========
Total return (a) ......................................................         64.47 %          17.54 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................    $ 3,086,057      $ 1,839,453
  Ratio of expenses to average net assets (b) .........................          0.83 %           0.87 %
  Ratio of net investment income (loss) to average net assets (b) .....          0.25 %           0.80 %
  Portfolio turnover rate (a) .........................................         35.29 %          85.88 %


                                                                                         WRL JANUS GROWTH
                                                                        --------------------------------------------------
                                                                                           DECEMBER 31,
                                                                        --------------------------------------------------
                                                                              1996             1995             1994
                                                                        ---------------- ---------------- ----------------
Net asset value, beginning of year ....................................    $    31.66       $    23.81       $     26.25
 Income from operations:
  Net investment income (loss) ........................................          0.34             0.26             0.22
  Net realized and unrealized gain (loss) on investments ..............          5.35            10.97            (2.41)
                                                                           ----------       ----------       -----------
   Net income (loss) from operations ..................................          5.69            11.23            (2.19)
                                                                           ----------       ----------       -----------
 Distributions:
  Dividends from net investment income ................................         (0.35)           (0.24)           (0.22)
  Dividends in excess of net investment income ........................         (0.01)            0.00             0.00
  Distributions from net realized gains on investments ................         (1.99)           (3.14)            0.00
  Distributions in excess of net realized gains on investments ........          0.00             0.00            (0.03)
                                                                           ----------       ----------       -----------
   Total distributions ................................................         (2.35)           (3.38)           (0.25)
                                                                           ----------       ----------       -----------
Net asset value, end of year ..........................................    $    35.00       $    31.66       $     23.81
                                                                           ==========       ==========       ===========
Total return (a) ......................................................         17.96 %          47.12 %        (8.31)%
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................    $ 1,527,409      $ 1,195,174      $   814,383
  Ratio of expenses to average net assets (b) .........................          0.88 %           0.86 %           0.84 %
  Ratio of net investment income (loss) to average net assets (b) .....          0.98 %           0.90 %           0.88 %
  Portfolio turnover rate (a) .........................................         45.21 %         130.48 %         107.33 %

                                                                               WRL JANUS GLOBAL
                                                                        -------------------------------
                                                                                 DECEMBER 31,
                                                                        -------------------------------
                                                                              1998            1997
                                                                        ---------------- --------------
Net asset value, beginning of year ....................................    $    19.04       $  18.12
 Income from operations:
  Net investment income (loss) ........................................          0.05           0.08
  Net realized and unrealized gain (loss) on investments ..............          5.61           3.32
                                                                           ----------       --------
   Net income (loss) from operations ..................................          5.66           3.40
                                                                           ----------       --------
 Distributions:
  Dividends from net investment income ................................         (0.13)         (0.13)
  Dividends in excess of net investment income ........................          0.00          (1.01)
  Distributions from net realized gains on investments ................         (0.80)         (1.34)
  Distributions in excess of net realized gains on investments ........         (0.06)          0.00
                                                                           ----------       --------
   Total distributions ................................................         (0.99)         (2.48)
                                                                           ----------       --------
Net asset value, end of year ..........................................    $    23.71       $  19.04
                                                                           ==========       ========
Total return (a) ......................................................         30.01 %        18.75 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................    $ 1,069,765      $ 785,966
  Ratio of expenses to average net assets (b) .........................          0.95 %         1.00 %
  Ratio of net investment income (loss) to average net assets (b) .....          0.23 %         0.41 %
  Portfolio turnover rate (a) .........................................         87.36 %        97.54 %


                                                                                      WRL JANUS GLOBAL
                                                                        --------------------------------------------
                                                                                        DECEMBER 31,
                                                                        --------------------------------------------
                                                                             1996           1995           1994
                                                                        -------------- -------------- --------------
Net asset value, beginning of year ....................................    $  15.52       $  13.12       $  13.62
 Income from operations:
  Net investment income (loss) ........................................        0.08           0.10           0.10
  Net realized and unrealized gain (loss) on investments ..............        4.20           2.91           0.10
                                                                           --------       --------       --------
   Net income (loss) from operations ..................................        4.28           3.01           0.20
                                                                           --------       --------       --------
 Distributions:
  Dividends from net investment income ................................       (0.04)          0.00          (0.10)
  Dividends in excess of net investment income ........................       (0.17)          0.00          (0.01)
  Distributions from net realized gains on investments ................       (1.47)         (0.61)         (0.56)
  Distributions in excess of net realized gains on investments ........        0.00           0.00          (0.03)
                                                                           --------       --------       --------
   Total distributions ................................................       (1.68)         (0.61)         (0.70)
                                                                           --------       --------       --------
Net asset value, end of year ..........................................    $  18.12       $  15.52       $  13.12
                                                                           ========       ========       ========
Total return (a) ......................................................       27.74 %        23.06 %         0.25 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................    $ 534,820      $ 289,506      $ 261,778
  Ratio of expenses to average net assets (b) .........................        0.99 %         0.99 %         1.01 %
  Ratio of net investment income (loss) to average net assets (b) .....        0.46 %         0.75 %         0.73 %
  Portfolio turnover rate (a) .........................................       88.31 %       130.60 %       192.06 %

                                   Prospectus 22

FINANCIAL HIGHLIGHTS*

FOR THE YEAR ENDED

                                                                          WRL VKAM EMERGING GROWTH
                                                                        -----------------------------
                                                                                DECEMBER 31,
                                                                        -----------------------------
                                                                             1998           1997
                                                                        -------------- --------------
Net asset value, beginning of year ....................................    $  20.37       $  18.46
 Income from operations:
  Net investment income (loss) ........................................       (0.08)         (0.05)
  Net realized and unrealized gain (loss) on investments ..............        7.56           4.03
                                                                           --------       --------
   Net income (loss) from operations ..................................        7.48           3.98
                                                                           --------       --------
 Distributions:
  Dividends from net investment income ................................        0.00           0.00
  Dividends in excess of net investment income ........................        0.00           0.00
  Distributions from net realized gains on investments ................       (0.93)         (2.07)
  Distributions in excess of net realized gains on investments ........        0.00           0.00
                                                                           --------       --------
   Total distributions ................................................       (0.93)         (2.07)
                                                                           --------       --------
Net asset value, end of year ..........................................    $  26.92       $  20.37
                                                                           ========       ========
Total return (a) ......................................................       37.33 %        21.45 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................    $ 853,440      $ 592,003
  Ratio of expenses to average net assets (b) .........................        0.89 %         0.93 %
  Ratio of net investment income (loss) to average net assets (b) .....       (0.36)%        (0.27)%
  Portfolio turnover rate (a) .........................................       99.50 %        99.78 %

                                                                                 WRL VKAM EMERGING GROWTH
                                                                        -------------------------------------------
                                                                                       DECEMBER 31,
                                                                        -------------------------------------------
                                                                             1996           1995           1994
                                                                        -------------- -------------- -------------
Net asset value, beginning of year ....................................    $  16.25       $  11.55      $  12.47
 Income from operations:
  Net investment income (loss) ........................................       (0.04)          0.01          0.01
  Net realized and unrealized gain (loss) on investments ..............        3.10           5.42         (0.92)
                                                                           --------       --------      --------
   Net income (loss) from operations ..................................        3.06           5.43         (0.91)
                                                                           --------       --------      --------
 Distributions:
  Dividends from net investment income ................................        0.00           0.00         (0.01)
  Dividends in excess of net investment income ........................        0.00           0.00          0.00
  Distributions from net realized gains on investments ................       (0.85)         (0.73)         0.00
  Distributions in excess of net realized gains on investments ........        0.00           0.00          0.00
                                                                           --------       --------      --------
   Total distributions ................................................       (0.85)         (0.73)        (0.01)
                                                                           --------       --------      --------
Net asset value, end of year ..........................................    $  18.46       $  16.25      $  11.55
                                                                           ========       ========      ========
Total return (a) ......................................................       18.88 %        46.79 %       (7.36)%
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................    $ 431,454      $ 288,519     $ 182,650
  Ratio of expenses to average net assets (b) .........................        0.94 %         0.91 %        0.92 %
  Ratio of net investment income (loss) to average net assets (b) .....       (0.24)%         0.03 %        0.06 %
  Portfolio turnover rate (a) .........................................       80.02 %       124.13 %       72.62 %

NOTES TO FINANCIAL HIGHLIGHTS:

* Per share information has been computed using average shares outstanding throughout each year.
  See Note 6.

(a) Not annualized for periods of less than one full year.
(b) Annualized for periods of less than one full year.


                                 Prospectus 23

FINANCIAL HIGHLIGHTS*

NOTE 6 -- FINANCIAL HIGHLIGHTS

The total return set forth in "Financial Highlights" reflects the advisory fee and all other portfolio expenses and includes reinvestment of dividends and capital gains; if does not reflect the charges against the corresponding sub-accounts or the charges and deductions under the applicable policies or annuity contracts. Where a portfolio's period from inception is less than one year, the total return shown is not annualized.

The ratio of expenses to average net assets in the Financial Highlights is net of the advisory fee waiver. Where a portfolio's period from inception is less than one year, the ratio of expenses to average net assets is annualized. Without the advisory fee waived by WRL the ratio for each period presented would be as follows:


                                          DECEMBER 31,
                            -----------------------------------------
PORTFOLIO                    1998     1997     1996     1995     1994
---------                   ------   ------   ------   ------   -----
Growth ..................      *        *        *        *        *
Global ..................      *        *        *        *        *
Emerging Growth .........      *        *        *        *        *

Without the advisory fee waived by WRL and the fees paid indirectly, the ratio for each period presented would be as follows:

                             DECEMBER 31,
                            --------------
PORTFOLIO                    1998     1997
---------                   ------   -----
Growth ..................      *        *
Global ..................      *        *
Emerging Growth .........      *        *

 * No waiver since the portfolio did not exceed expense limitations. ** Portfolio was not in existence during this period.




                                 Prospectus 24

             ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 1999, AND IN THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS, WHICH ARE INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE FUND'S ANNUAL REPORT, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING THE LAST FISCAL YEAR.

             YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE FUND WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

             OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE FUND (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 1-800-SEC-0330. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009.

             REPORTS AND OTHER INFORMATION ABOUT THE FUND ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (WRL SERIES FUND FILE NO. 811-4419.)

             FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS FUND, CALL THE NUMBER LISTED ABOVE.











             (WRL SERIES FUND FILE NO. 811-4419.)

                             WRL SERIES FUND, INC.

                           WRL VKAM EMERGING GROWTH
                          WRL T. ROWE PRICE SMALL CAP
                          WRL GOLDMAN SACHS SMALL CAP
                       WRL PILGRIM BAXTER MID CAP GROWTH
                          WRL ALGER AGGRESSIVE GROWTH
                            WRL THIRD AVENUE VALUE
                WRL GE/SCOTTISH EQUITABLE INTERNATIONAL EQUITY
                               WRL JANUS GLOBAL
                              WRL SALOMON ALL CAP
                               WRL JANUS GROWTH
                           WRL GOLDMAN SACHS GROWTH
                              WRL C.A.S.E. GROWTH
                              WRL GE U.S. EQUITY
                              WRL DREYFUS MID CAP
                             WRL NWQ VALUE EQUITY
                       WRL T. ROWE PRICE DIVIDEND GROWTH
                           WRL DEAN ASSET ALLOCATION
                        WRL LKCM STRATEGIC TOTAL RETURN
                    WRL J.P. MORGAN REAL ESTATE SECURITIES
                         WRL FEDERATED GROWTH & INCOME
                              WRL AEGON BALANCED
                                WRL AEGON BOND
                         WRL J.P. MORGAN MONEY MARKET


                      STATEMENT OF ADDITIONAL INFORMATION


This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the WRL Series Fund, Inc. (the "Fund") Prospectus. A copy of the Prospectus may be obtained from the Fund by writing the Fund at 570 Carillon Parkway, St. Petersburg, FL 33716 or by calling the Fund at (800) 851-9777.

                              Investment Adviser:

                        WRL INVESTMENT MANAGEMENT, INC.

                                 Sub-Advisers:

                        VAN KAMPEN ASSET MANAGEMENT INC.
                        T. ROWE PRICE ASSOCIATES, INC.
                      GOLDMAN SACHS ASSET MANAGEMENT INC.
                          FRED ALGER MANAGEMENT, INC.
                     GE INVESTMENT MANAGEMENT INCORPORATED
               SCOTTISH EQUITABLE INVESTMENT MANAGEMENT LIMITED
                           JANUS CAPITAL CORPORATION
                              EQSF ADVISERS, INC.
                            THE DREYFUS CORPORATION
                    SALOMON BROTHERS ASSET MANAGEMENT INC.
                       PILGRIM BAXTER & ASSOCIATES, LTD.
                           C.A.S.E. MANAGEMENT, INC.
                    NWQ INVESTMENT MANAGEMENT COMPANY, INC.
                          DEAN INVESTMENT ASSOCIATES
                  LUTHER KING CAPITAL MANAGEMENT CORPORATION
                        FEDERATED INVESTMENT COUNSELING
                     AEGON USA INVESTMENT MANAGEMENT, INC.
                    J.P. MORGAN INVESTMENT MANAGEMENT INC.


The date of the Prospectus to which this Statement of Additional Information relates and the date of this Statement of Additional Information is May 1, 1999.

                              TABLE OF CONTENTS




                                                                        Page in this Statement
                                                                                  of
                                                                        Additional Information
                                                                       -----------------------
FUND HISTORY                                                                       1

INVESTMENT OBJECTIVES AND POLICIES                                                 2


INVESTMENT RESTRICTIONS                                                            2


 WRL VKAM Emerging Growth                                                          2
 WRL T. Rowe Price Small Cap                                                       3
 WRL T. Rowe Price Dividend Growth                                                 3
 WRL Goldman Sachs Small Cap                                                       4
 WRL Goldman Sachs Growth                                                          4
 WRL Pilgrim Baxter Mid Cap Growth                                                 5
 WRL Alger Aggressive Growth                                                       5
 WRL Third Avenue Value                                                            6
 WRL GE/Scottish Equitable International Equity                                    7
 WRL Janus Global                                                                  8
 WRL Salomon All Cap                                                               9
 WRL Janus Growth                                                                 10
 WRL C.A.S.E. Growth                                                              10
 WRL AEGON Bond                                                                   10
 WRL GE U.S. Equity                                                               11
 WRL Dreyfus Mid Cap                                                              12
 WRL NWQ Value Equity                                                             13
 WRL Dean Asset Allocation                                                        13
 WRL LKCM Strategic Total Return                                                  14
 WRL J.P. Morgan Real Estate Securities                                           15
 WRL Federated Growth & Income                                                    16
 WRL AEGON Balanced                                                               17
 WRL J.P. Morgan Money Market                                                     18

INVESTMENT POLICIES                                                               19

 Lending                                                                          19
 Borrowing                                                                        19
 Short Sales                                                                      20
 Foreign Securities                                                               20
 Foreign Bank Obligations                                                         21
 Forward Foreign Currency Contracts                                               21
 When-Issued, Delayed Settlement and Forward Delivery Securities                  21
 Investment Funds (WRL GE/Scottish Equitable International Equity)                22
 Repurchase and Reverse Repurchase Agreements                                     22
 Temporary Defensive Position                                                     22
 U.S. Government Securities                                                       22
 Non-Investment Grade Debt Securities                                             23
 Convertible Securities                                                           23
 Investments in Futures, Options and Other Derivative Instruments                 24
 Zero Coupon, Pay-In-Kind and Step Coupon Securities                              33
 Warrants and Rights                                                              34
 Mortgage-Backed Securities                                                       34
 Asset-Backed Securities                                                          35
 Pass-Through Securities                                                          35
 Other Income Producing Securities                                                35
 Illiquid and Restricted/144A Securities                                          36

                                                                                 Page in this Statement
                                                                                           of
                                                                                 Additional Information
                                                                                -----------------------
 Money Market Reserves
   (WRL T. Rowe Price Small Cap and
   WRL T. Rowe Price Dividend Growth)                                                      36
 Other Investment Companies                                                                36
 Quality and Diversification Requirements
   (WRL J.P. Morgan Money Market)                                                          37
 Bank and Thrift Obligations                                                               37
 Investments in the Real Estate Industry and Real Estate Investment Trusts
   ("REITs")                                                                               38
 Variable Rate Master Demand Notes                                                         38
 Debt Securities and Fixed-Income Investing                                                39
 High Yield/High-Risk Securities                                                           39
 Trade Claims                                                                              40

MANAGEMENT OF THE FUND                                                                     40

 Directors and Officers                                                                    40
 The Investment Adviser                                                                    42
 The Sub-Advisers                                                                          45
 Joint Trading Accounts                                                                    52
 Personal Securities Transactions                                                          53
 Administrative and Transfer Agency Services                                               53

PORTFOLIO TRANSACTIONS AND BROKERAGE                                                       53

 Portfolio Turnover                                                                        53
 Placement of Portfolio Brokerage                                                          54

PURCHASE AND REDEMPTION OF SHARES                                                          56

 Determination of Offering Price                                                           56
 Net Asset Valuation                                                                       56

CALCULATION OF PERFORMANCE
 RELATED INFORMATION                                                                       57

 Total Return                                                                              57
 Yield Quotations                                                                          57
 Yield Quotations - WRL J.P. Morgan
  Money Market                                                                             57

TAXES                                                                                      58

CAPITAL STOCK OF THE FUND                                                                  60

REGISTRATION STATEMENT                                                                     60

FINANCIAL STATEMENTS                                                                       60

OTHER INFORMATION                                                                          60

 Independent Accountants                                                                   60
 Custodian                                                                                 60

Appendix A - Description of Portfolio Securities                                          A-1

Appendix B - Brief Explanation of
             Rating Categories                                                                B-1

[GRAPHIC OMITTED]  FUND HISTORY

The Fund was incorporated under the laws of the State of Maryland on August 21, 1985 and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company.


The Fund offers its shares only for purchase by the separate accounts of life companies to fund benefits under variable life insurance policies or variable annuity contracts issued by AUSA Life Insurance Company, Inc. ("AUSA"), PFL
Life Insurance Company ("PFL"), Western Reserve Life Assurance Co. of Ohio ("WRL") and Peoples Benefit Life Insurance Company ("Peoples") (the "Life Companies"). Shares may be offered to other life insurance companies in the future. On April 30, 1999, AUSA and PFL redeemed shares of the WRL Janus Growth portfolio owned by them to fund certain variable annuity contracts. Prior to the redemption, AUSA and PFL together owned approximately 20% of the portfolio's outstanding securities.


Because Fund shares are sold to separate accounts established to receive and invest premiums received under variable life insurance policies and purchase payments received under the variable annuity contracts, it is conceivable that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts of the Life Companies to invest in the Fund simultaneously. Neither the Life Companies nor the Fund currently foresees any such disadvantages or conflicts, either to variable life insurance policyholders or to variable annuity contract owners. Any Life Company may notify the Fund's Board of a potential or existing conflict. The Fund's Board will then determine if a material conflict exists and what action, if any, should be taken in response. Such action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policyholders and those given by variable annuity contract owners. The Fund's Board might conclude that separate funds should be established for variable life and variable annuity separate accounts. If this happens, the affected Life Companies will bear the attendant expenses of establishing separate funds. As a result, variable life insurance policyholders and variable annuity contract owners would no longer have the economies of scale typically resulting from a larger combined fund.

The Fund offers a separate class of common stock for each portfolio. All shares of a portfolio have equal voting rights, but only shares of a particular portfolio are entitled to vote on matters concerning only that portfolio. Each of the issued and outstanding shares of a portfolio is entitled to one vote and to participate equally in dividends and distributions declared by the portfolio and, upon liquidation or dissolution, to participate equally in the net assets of the portfolio remaining after satisfaction of outstanding liabilities. The shares of a portfolio, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion, exchange or similar rights, and will be freely transferable. Shares do not have cumulative voting rights. The holders of more than 50% of the shares of the Fund voting for the election of directors can elect all of the directors of the Fund if they so choose. In such event, holders of the remaining shares would not be able to elect any directors.

Only the separate accounts of the Life Companies may hold shares of the Fund and are entitled to exercise the rights directly as described above. To the extent required by law, the Life Companies will vote the Fund's shares held in the separate accounts, including Fund shares which are not attributable to policyowners, at meetings of the Fund, in accordance with instructions received from persons having voting interests in the corresponding sub-accounts of the separate accounts. Except as required by the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund does not hold regular or special policyowner meetings. If the 1940 Act or any regulation thereunder should be amended, or if present interpretation thereof should change, and as a result it is determined that the Life Companies are permitted to vote the Fund's shares in their own right, they may elect to do so. The rights of policyowners are described in more detail in the prospectuses or disclosure documents for the policies and the annuity contracts, respectively.

                       INVESTMENT OBJECTIVES AND POLICIES


The investment objectives of the WRL VKAM Emerging Growth, WRL T. Rowe Price Small Cap, WRL Goldman Sachs Small Cap, WRL Alger Aggressive Growth, WRL GE/Scottish Equitable International Equity, WRL Janus Global, WRL Third Avenue Value, WRL Dreyfus Mid Cap, WRL Salomon All Cap, WRL Pilgrim Baxter Mid Cap Growth, WRL Janus Growth, WRL Goldman Sachs Growth, WRL C.A.S.E. Growth, WRL GE U.S. Equity, WRL NWQ Value Equity, WRL T. Rowe Price Dividend Growth, WRL Dean Asset Allocation, WRL LKCM Strategic Total Return, WRL Federated Growth & Income, WRL AEGON Balanced, WRL J.P. Morgan Real Estate Securities, WRL AEGON Bond and WRL J.P. Morgan Money Market (a "portfolio" or collectively, the "portfolios") of the Fund are described in the portfolios' Prospectus. Shares of the portfolios are sold only to the separate accounts of WRL and to separate accounts of certain of its affiliated life insurance companies (collectively, the "separate accounts") to fund the benefits under certain variable life insurance policies (the "policies") and variable annuity contracts (the "annuity contracts").

As indicated in the prospectus, each portfolio's investment objective and, unless otherwise noted, its investment policies and techniques may be changed by the Board of Directors of the Fund without approval of shareholders or holders of the policies or annuity contracts (collectively, "policyowners"). A change in the investment objective or policies of a portfolio may result in the portfolio having an investment objective or policies different from those which a policyowner deemed appropriate at the time of investment.

As indicated in the prospectus, each portfolio is subject to certain fundamental policies and restrictions which may not be changed without the approval of the holders of a majority of the outstanding voting securities of the portfolio. "Majority" for this purpose and under the 1940 Act means the lesser of (i) 67% of the outstanding voting securities represented at a meeting at which more than 50% of the outstanding voting securities of a portfolio are represented or (ii) more than 50% of the outstanding voting securities of a portfolio. A complete statement of all such fundamental policies is set forth below. State insurance laws and regulations may impose additional limitations on the Fund's investments, including the Fund's ability to borrow, lend and use options, futures and other derivative instruments. In addition, such laws and regulations may require that a portfolio's investments meet additional diversification or other requirements.

INVESTMENT RESTRICTIONS

[GRAPHIC OMITTED]  WRL VKAM EMERGING GROWTH
                   (FORMERLY EMERGING GROWTH PORTFOLIO)

The portfolio may not, as a matter of fundamental policy:

      1. With respect to 75% of the portfolio's total assets purchase the securities of any one issuer (other than Government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of such issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer.

      2. Invest more than 25% of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction. In addition, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

      3. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the portfolio from investing in securities or other instruments backed by physical commodities).

      4. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

      5. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

      6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

      7. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the portfolio's total assets by reason of a decline in total assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements.

      8. Issue senior securities, except as permitted by the 1940 Act.

Furthermore, the portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or policyowner approval:

      (A) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, provided that margin payments and other deposits in connection with transactions in options, futures contracts and options on futures contracts shall not be deemed to constitute selling securities short.

      (B) The portfolio may not purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions and that margin payments and other deposits in connection with transactions in options, futures contracts and options on futures contracts shall not be deemed to constitute purchasing securities on margin.

      (C) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.

      (D) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply in the case of assets deposited to provide margin or guarantee positions in options, futures contracts and options on futures contracts or the segregation of assets in connection with such contracts.

      (E) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which the Board of Directors has made a determination as to liquidity, as permitted under the 1940 Act.

      (F) The portfolio may not invest in companies for the purpose of exercising control or management.

      (G) The portfolio may not invest in securities of foreign issuers denominated in foreign currency and not publicly traded in the United States if at the time of acquisition more than 20% of the portfolio's total assets would be invested in such securities.

[GRAPHIC OMITTED]  WRL T. ROWE PRICE SMALL CAP AND
                   WRL T. ROWE PRICE DIVIDEND GROWTH

The portfolio may not, as a matter of fundamental policy:

      1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than Government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of such issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer.

      2. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 331/3% of the value of the portfolio's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 331/3% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 331/3% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

      3. Purchase or sell physical commodities (but this shall not prevent the portfolio from entering into future contracts and options thereon).

      4. Invest more than 25% of the portfolio's total assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptance.

      5. Lend any security although the portfolio may lend portfolio securities provided that the aggregate of such loans do not exceed 331/3% of the value of the portfolio's total assets. The portfolio may purchase money market securities, enter into repurchase agreements and acquire publicly distributed or privately placed debt securities, and purchase debt.

      6. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

      7. Issue senior securities, except as permitted by the 1940 Act.

      8. Underwrite securities issued by other persons, except to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective.

Furthermore, the portfolios have adopted the following non-fundamental restrictions which may be changed by the Board of Directors of the Fund without shareholder approval:

      (A) A portfolio may not purchase additional securities when money borrowed exceeds 5% of its total assets.

      (B) A portfolio may not purchase a futures contract or an option thereon, if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the portfolio's net asset value.

      (C) A portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Directors, as permitted under the 1940 Act.

      (D) A portfolio may not invest in companies for the purpose of exercising control or management.

      (E) A portfolio may not purchase securities of open-end or closed-end investment companies except (i) in compliance with the 1940 Act; or (ii) securities of the Reserve Investment Funds.

      (F) A portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

      (G) A portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 331/3% of the portfolio's total assets at the time of borrowing or investment.

      (H) A portfolio may not sell securities short, except short sales "against the box."

[GRAPHIC OMITTED]  WRL GOLDMAN SACHS GROWTH AND
                   WRL GOLDMAN SACHS SMALL CAP

Each portfolio may not, as a matter of fundamental policy:

      1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than Government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of such issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer.

      2. Borrow money except (a) the portfolio may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 331/3% of its total assets (including the amount borrowed), (b) the portfolio may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the portfolio may purchase securities on margin to the extent permitted by applicable law and (e) the portfolio may engage in mortgage dollar rolls which are accounted for as financings.

      3. Purchase or sell physical commodities (but this shall not prevent the portfolio from investing in currency and financial instruments and contracts that are commodities or commodity contracts).

      4. Invest more than 25% of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

      5. Make loans, except through (a) the purchase of debt obligations in accordance with the portfolio's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law.

      6. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

      7. Issue senior securities, except as permitted by the 1940 Act.

      8. Underwrite securities issued by other persons, except to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective.

Furthermore, the portfolios have adopted the following non-fundamental restrictions which may be changed by the Board of Directors of the Fund without shareholder or policyowner approval:

      (A) A portfolio may not invest in companies for the purpose of exercising control or management.

      (B) A portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Directors, as permitted under the 1940 Act.

      (C) A portfolio may not purchase additional securities when money borrowed exceeds 5% of its total assets.

      (D) A portfolio may not make short sales of securities, except short sales "against the box."

[GRAPHIC OMITTED]  WRL PILGRIM BAXTER MID CAP GROWTH

The portfolio may not, as a matter of fundamental policy:

      1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than Government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of such issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer.

      2. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 10% of the value of the portfolio's total assets. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate substantial redemption requests if they should occur and is not for investment purposes. All borrowings in excess of 5% of the portfolio's total assets will be repaid before making investments.

      3. Make loans, except that the portfolio, in accordance with its investment objectives and policies, may purchase or hold debt securities, and enter into repurchase agreements as described in the portfolio's prospectus and this Statement of Additional Information.

      4. Purchase or sell real estate, real estate limited partnership interests, futures contracts, commodities or commodity contracts, except that this shall not prevent the portfolio from (i) investing in readily marketable securities of issuers which can invest in real estate or commodities, institutions that issue mortgages, or real estate investment trusts which deal in real estate or interests therein, pursuant to the portfolio's investment objective and policies, and (ii) entering into futures contracts and options thereon that are listed on a national securities or commodities exchange where, as a result thereof, no more than 5% of the portfolio's total assets (taken at market value at the time of entering into the futures contracts) would be committed to margin deposits on such futures contracts and premiums paid for unexpired options on such futures contracts; provided that, in the case of an option that is "in-the-money" at the time of purchase, the "in-the-money" amount, as defined under the Commodities Futures Trading Commission regulations, may be excluded in computing the 5% limit. The portfolio (as a matter of operating policy) will utilize only listed futures contracts and options thereon.

      5. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

      6. Issue senior securities, except as permitted by the 1940 Act.

      7. Invest more than 25% of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services, for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction. In addition, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

Furthermore, the portfolio has adopted the following non-fundamental restrictions which may be changed by the Board of Directors of the Fund without shareholder or policyowner approval:

      (A) The portfolio may not invest in companies for the purpose of exercising control.

      (B) The portfolio may not pledge, mortgage or hypothecate assets, except
(i) to secure temporary borrowings as permitted by the portfolio's limitation on permitted borrowings, or (ii) in connection with permitted transactions regarding options and futures contracts.

      (C) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such Rule,
Section 4(2) commercial paper or any other securities as to which the Board of Directors has made a determination as to liquidity, as permitted under the 1940 Act.

      (D) Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder.

[GRAPHIC OMITTED]  WRL ALGER AGGRESSIVE GROWTH
                   (FORMERLY AGGRESSIVE GROWTH PORTFOLIO)

The portfolio may not, as a matter of fundamental policy:

      1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than Government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of such issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer.

      2. Purchase any securities that would cause more than 25% of the value of the portfolio's total assets to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government securities.

      3. Invest in commodities except that the portfolio may purchase or sell stock index futures contracts and related options thereon if thereafter no more than 5% of its total assets are invested in aggregate initial margin and premiums.

      4. Purchase or sell real estate or real estate limited partnerships, except that the portfolio may purchase and sell securities secured by real estate, mortgages or interests therein and securities that are issued by companies that invest or deal in real estate.

      5. Make loans to others, except through purchasing qualified debt obligations, lending portfolio securities or entering into repurchase agreements.

      6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

      7. Borrow money, except that the portfolio may borrow from banks for investment purposes as set forth in the Prospectus. Immediately after any borrowing, including reverse repurchase agreements, the portfolio will maintain asset coverage of not less than 300% with respect to all borrowings.

      8. Issue senior securities, except that the portfolio may borrow from banks for investment purposes so long as the portfolio maintains the required coverage.

Furthermore, the portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or policyowner approval:

      (A) The portfolio may not sell securities short or purchase securities on margin, except that the portfolio may obtain any short-term credit necessary for the clearance of purchases and sales of securities. These restrictions shall not apply to transactions involving selling securities "short against the box."

      (B) The portfolio may not invest in securities of other investment companies, except as it may be acquired as part of a merger, consolidation, reorganization, acquisition of assets or offer of exchange.

      (C) The portfolio may not pledge, hypothecate, mortgage or otherwise encumber more than 10% of the value of the portfolio's total assets except as noted in (E) below. These restrictions shall not apply to transactions involving reverse repurchase agreements or the purchase of securities subject to firm commitment agreements or on a when-issued basis.

      (D) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which the Board of Directors has made a determination as to liquidity, as permitted under the 1940 Act.

      (E) The portfolio may not invest in companies for the purpose of exercising control or management.

[GRAPHIC OMITTED]  WRL THIRD AVENUE VALUE
                   (FORMERLY THIRD AVENUE VALUE PORTFOLIO)

The portfolio may not, as a matter of fundamental policy:

      1. Act as underwriter of securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, it may technically be deemed to be an underwriter under certain securities laws.

      2. Invest 25% or more of the value of its total assets in the securities of issuers (other than Government securities) which are determined to be engaged in the same industry or similar trades or businesses or related trades or businesses.

      3. Invest in interests in oil, gas, or other mineral exploration or development programs, although it may invest in the marketable securities of companies which invest in or sponsor such programs.

      4. Buy or sell commodities or commodity contracts or future contracts (other than gold or foreign currencies unless acquired as a result of ownership of securities).

      5. Invest directly in real estate or interests in real estate, including limited partnership interests; however, the portfolio may own debt or equity securities issued by companies engaged in those businesses.

      6. Borrow money or pledge, mortgage or hypothecate any of its assets except that the portfolio may borrow on a secured or unsecured basis as a temporary measure for extraordinary or emergency purposes. Such temporary borrowing may not exceed 5% of the value of the portfolio's total assets when the borrowing is made.

      7. Issue any senior security except as permitted by the 1940 Act.

      8. Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

Furthermore, the portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or policyowner approval:

      (A) The portfolio may not make short sales of securities or maintain a short position. This restriction shall not apply to transactions involving selling securities "short against the box."

      (B) The portfolio may not participate on a "joint" or "joint and several" basis in any trading account in securities.

      (C) The portfolio may not invest in securities of other investment companies if the portfolio, after such purchase or acquisition owns, in the aggregate, (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the portfolio, or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the portfolio) having an aggregate value in excess of 10% of the value of the total assets of the portfolio.

[GRAPHIC OMITTED]  WRL GE/SCOTTISH EQUITABLE INTERNATIONAL EQUITY
                   (FORMERLY INTERNATIONAL EQUITY PORTFOLIO)

The portfolio may not, as a matter of fundamental policy:

      1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than Government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of such issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

      2. Invest more than 25% of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances. For purposes of this restriction, (a) the government of a country, other than the United States, will be viewed as one industry; and (b) all supranational organizations together will be viewed as one industry.

      3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

      4. Invest directly in real estate or interests in real estate; however, the portfolio may own securities or other instruments backed by real estate, including mortgage-backed securities, or debt or equity securities issued by companies engaged in those businesses.

      5. Lend any security or make any other loan if, as a result, more than 30% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

      6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

      7. Borrow money, except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 33 1/3% of the value of the portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33 1/3% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

      8. Issue senior securities, except as permitted by the 1940 Act.

Furthermore, the portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or policyowner approval:

      (A) The portfolio may not (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the portfolio's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the portfolio's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets.

      (B) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short.

      (C) The portfolio may not purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions, provided that margin payments and other deposits in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

      (D) The portfolio may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as otherwise permitted under the 1940 Act. Investments by the portfolio in GEI Short-Term Investment Fund, a private investment fund advised by GE Investment Management Incorporated ("GEIM"), created specifically to serve as a vehicle for the collective investment of cash balances of the portfolio and other accounts advised by GEIM or General Electric Investment Corporation ("GEIC"), are not subject to this restriction, pursuant to and in accordance with necessary regulatory approvals.

      (E) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or the segregation of assets in connection with such contracts.

      (F) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Directors, as permitted under the 1940 Act.

      (G) The portfolio may not invest in companies for the purpose of exercising control or management.

With respect to investment restriction 2. above, the portfolio may use the industry classifications reflected by the S&P 500 Composite Stock Index, if applicable at the time of determination. For all other portfolio holdings, the portfolio may use the Directory of Companies Required to File Annual Reports with the SEC and Bloomberg Inc. In addition, the portfolio may select its own industry classifications, provided such classifications are reasonable.

[GRAPHIC OMITTED]  WRL JANUS GLOBAL
                   (FORMERLY GLOBAL PORTFOLIO)

The portfolio may not, as a matter of fundamental policy:

      1. (a) With respect to 75% of the portfolio's assets, invest in the securities (other than Government securities as defined in the 1940 Act) of any one issuer if immediately thereafter, more than 5% of the portfolio's total assets would be invested in securities of that issuer; or (b) with respect to 100% of the portfolio's assets, own more than either (i) 10% in principal amount of the outstanding debt securities of an issuer, or (ii) 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to Government securities, bank money market instruments or bank repurchase agreements.

      2. Invest more than 25% of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

      3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

      4. Invest directly in real estate or interests in real estate; however, the portfolio may own debt or equity securities issued by companies engaged in those businesses.

      5. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

      6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

      7. Borrow money, except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

      8. Issue senior securities, except as permitted by the 1940 Act.

      Furthermore, the portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or policyowner approval:

      (A) The portfolio may not (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the portfolio's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the portfolio's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets.

      (B) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short.

      (C) The portfolio may not purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions, provided that margin payments and other deposits in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

      (D) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies.

Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.

      (E) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or the segregation of assets in connection with such contracts.

      (F) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which the Board of Directors has made a determination as to liquidity, as permitted under the 1940 Act.

      (G) The portfolio may not invest in companies for the purpose of exercising control or management.

[GRAPHIC OMITTED]  WRL SALOMON ALL CAP

The portfolio may not, as a matter of fundamental policy:

      1. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts; however, the portfolio may: (a) purchase interests in real estate investment trusts or companies which invest in or own real estate if the securities of such trusts or companies are registered under the Securities Act of 1933 and are readily marketable or holding or selling real estate received in connection with securities it holds; and (b) may enter into futures contracts, including futures contracts on interest rates, stock indices and currencies, and options thereon, and may engage in forward currency contracts and buy, sell and write options on currencies and shall not be prohibited from reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

      2. Invest more than 25% of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction. In addition, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

      3. Borrow money, except that the portfolio may borrow from banks for investment purposes up to an aggregate of 15% of the value of its total assets taken at the time of borrowing. The portfolio may borrow for temporary or emergency purposes an aggregate amount not to exceed 5% of the value of its total assets at the time of borrowing.

      4. Issue senior securities, except as permitted by the 1940 Act.

      5. Underwrite securities issued by other persons, except to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective.

      6. Make loans, except that the portfolio may purchase debt obligations in which the portfolio may invest consistent with its investment objectives and policies or enter into, and make loans of its portfolio securities, as permitted under the 1940 Act.

Furthermore, the portfolio has adopted the following non-fundamental restrictions that may be changed by the Board of Directors of the Fund without shareholder or policyowner approval:

      (A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Directors, as permitted under the 1940 Act.

      (B) The portfolio may not invest in companies for the purpose of exercising control or management.

      (C) The portfolio may not sell securities short. This restriction shall not apply to transactions involving selling securities "short against the box."

[GRAPHIC OMITTED]  WRL JANUS GROWTH, WRL C.A.S.E. GROWTH AND WRL AEGON BOND
                   (FORMERLY GROWTH PORTFOLIO, C.A.S.E. GROWTH PORTFOLIO AND BOND PORTFOLIO)

A portfolio may not, as a matter of fundamental policy:

      1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than cash items and "Government securities" as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of such issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer.

      2. Invest more than 25% (15% for C.A.S.E. Growth portfolio) of the value of the portfolio's assets in any particular industry (other than Government securities).

      3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this restriction shall not prevent the portfolio from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities).

      4. Invest directly in real estate or interests in real estate, including limited partnership interests; however, the portfolio may own debt or equity securities issued by companies engaged in those businesses.

      5. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the portfolio.

      6. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

      7. Borrow money, except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% restriction. This policy shall not prohibit reverse repurchase agreements or deposits of assets to provide margin or guarantee positions in connection with transactions in options, future contracts, swaps, forward contracts, or other derivative instruments or the segregation of assets in connection with such transactions.

      8. Issue senior securities, except as permitted by the 1940 Act.

Furthermore, the portfolios have adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or policyowner approval:

      (A) A portfolio may not, as a matter of non-fundamental policy: (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the portfolio's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the portfolio's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets.

      (B) A portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

      (C) A portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, swaps, forward contracts and other derivative instruments are not deemed to constitute selling securities short.

      (D) A portfolio may not purchase securities on margin, except that a portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

      (E) A portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any securities for which the Board of Directors or the Sub-Adviser has made a determination of liquidity, as permitted under the 1940 Act.

      (F) A portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Restrictions (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers to exchange, or as a result of reorganization, consolidation, or merger. If the portfolio invests in a money market fund, the Investment Adviser will reduce its advisory fee by the amount of any investment advisory or administrative service fees paid to the investment manager of the money market fund.

      (G) A portfolio may not invest more than 25% of its net assets at the time of purchase in the securities of foreign issuers and obligors.

      (H) A portfolio may not invest in companies for the purpose of exercising control or management.

[GRAPHIC OMITTED]  WRL GE U.S. EQUITY
                   (FORMERLY U.S. EQUITY PORTFOLIO)

The portfolio may not, as a matter of fundamental policy:

      1. With respect to 75% of the portfolio's total assets purchase the securities of any one issuer (other than Government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of such issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

      2. Purchase any security that would cause more than 25% of the value of the portfolio's total assets to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government securities (as defined in the 1940 Act). For purposes of this restriction, (a) the government of a country, other than the United States, will be viewed as one industry; and
(b) all supranational organizations together will be viewed as one industry.

      3. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

      4. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real-estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

      5. Lend any security or make any other loan if, as a result, more than 30% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

      6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

      7. Borrow money or issue senior securities (as defined in the 1940 Act), except that the portfolio may borrow money from banks for temporary or emergency purposes (not for leveraging or investment) in an aggregate amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) at the time the borrowing is made. Whenever borrowings, including reverse repurchase agreements, of 5% or more of the portfolio's total assets are outstanding, the portfolio will not purchase securities.

Furthermore, the portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or policyowner approval:

      (A) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount of the securities sold short.

      (B) The portfolio may not purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for clearance of transactions. (For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, options on securities indexes and options on currencies will not be deemed to be a purchase of securities on margin by the portfolio.)

      (C) The portfolio may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as otherwise permitted under the 1940 Act. Investments by the portfolio in GEI Short-Term Investment Fund, a private investment fund advised by GEIM, created specifically to serve as a vehicle for the collective investment of cash balances of the portfolio and other accounts advised by GEIM or GEIC are not subject to this restriction, pursuant to and in accordance with necessary regulatory approvals.

      (D) The portfolio may not invest more than 15% of its net assets in illiquid securities. For purposes of this restriction, illiquid securities are securities that cannot be disposed of by the portfolio within seven days in the ordinary course of business at approximately the amount at which the portfolio has valued the securities. This Restriction does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Directors, as permitted under the 1940 Act.

      (E) The portfolio may not purchase restricted securities if more than 10% of the total assets of the portfolio would be invested in restricted securities. Restricted securities are securities that are subject to contractual or legal restrictions on transfer, excluding for purposes of this restriction, restricted securities that are eligible for resale pursuant the Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"), that have been determined to be liquid under guidelines established by the Fund's Board of Directors. In no event will the portfolio's investment in illiquid and non-publicly traded securities, in the aggregate, exceed 15% of its net assets.

      (F) The portfolio may not invest in companies for the purpose of exercising control or management, except to the extent that exercise by the portfolio of its rights under agreements related to portfolio securities would be deemed to constitute such control.

      (G) The portfolio may not purchase or sell put options, call options, spreads or combinations of put options, call options and spreads, except that the portfolio may purchase and sell covered put and call options on securities and stock indexes, and futures contracts and options on futures contracts.

With respect to investment restriction 2. above, the portfolio may use the industry classifications reflected by the S&P 500 Composite Stock Index, if applicable at the time of determination. For all other portfolio holdings, the portfolio may use the Directory of Companies Required to File Annual Reports with the SEC and Bloomberg Inc. In addition, the portfolio may select its own industry classifications, provided such classifications are reasonable.

[GRAPHIC OMITTED]  WRL DREYFUS MID CAP

The portfolio may not, as a matter of fundamental policy:

      1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than Government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of such issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of such issuer.

      2. Purchase any securities which would cause more than 25% of the value of the portfolio's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities, and state or municipal governments and their political subdivisions are not considered members of any industry. In addition, this limitation does not apply to investments in domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks.)

      3. Borrow money or issue senior securities as defined in the 1940 Act except that (a) the portfolio may borrow money in an amount not exceeding one-third of the portfolio's total assets at the time of such borrowings, and
(b) the portfolio may issue multiple classes of shares. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities.

      4. Make loans or lend securities, if as a result thereof more than one-third of the portfolio's total assets would be subject to all such loans. For purposes of this limitation debt instruments and repurchase agreements shall not be treated as loans.

      5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in real estate business or invest or deal in real estate interests therein).

      6. Underwrite securities issued by any other person, except to the extent that the purchase of securities and later disposition of such securities in accordance with the portfolio's investment program may be deemed an underwriting.

      7. Purchase or sell commodities except that the portfolio may enter into futures contracts and related options, forward currency contracts and other similar instruments.

Furthermore, the portfolio has adopted the following non-fundamental restrictions which may be changed by the Board of Directors of the Fund without shareholder or policyowner approval:

      (A) The portfolio shall not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling short.

      (B) The portfolio shall not purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

      (C) The portfolio will invest no more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days and other securities which are not readily marketable. For purposes of this limitations, illiquid securities shall not include Section 4(2) paper and securities which may be resold under Rule 144A under the Securities Act of 1933, provided the Board of Directors, or its delegate, determines that such securities are liquid based upon the trading market for the specific security.

      (D) The portfolio may not invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the 1940 Act.

      (E) The portfolio shall not purchase any security while borrowings representing more than 5% of the portfolio's total assets are outstanding.

[GRAPHIC OMITTED]  WRL NWQ VALUE EQUITY
                   (FORMERLY VALUE EQUITY PORTFOLIO)

The portfolio may not, as a matter of fundamental policy:

      1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than Government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of such issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of such issuer.

      2. Invest more than 25% of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction. In addition, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

      3. Make loans except (i) by purchasing debt securities in accordance with its investment objectives and policies or by entering into repurchase agreements or (ii) by lending the portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder.

      4. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.

      5. Purchase or sell real estate or real estate limited partnerships (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

      6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

      7. Borrow money, except from banks for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 10% of the value of the portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 10% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 10% limitation. The portfolio may not purchase additional securities when borrowings exceed 5% of total assets.

      8. Issue senior securities, except as permitted by the 1940 Act.

Furthermore, the portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or policyowner approval:

      (A) The portfolio may not purchase on margin or sell short.

      (B) The portfolio may not invest more than an aggregate of 15% of the net assets of the portfolio, determined at the time of investment, in illiquid securities, subject to legal or contractual restrictions on resale or securities for which there are no readily available markets.

      (C) The portfolio may not invest in companies for the purpose of exercising control or management.

      (D) The portfolio may not pledge, mortgage or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value.

      (E) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.

[GRAPHIC OMITTED]  WRL DEAN ASSET ALLOCATION
                   (FORMERLY TACTICAL ASSET ALLOCATION PORTFOLIO)

The portfolio may not, as a matter of fundamental policy:

      1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than Government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of such issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of such issuer.

      2. Invest more than 25% of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction. In addition, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

      3. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.

      4. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

      5. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper or debt securities).

      6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

      7. Borrow money, except for temporary or emergency purposes (not for leveraging or investment) in excess of 25% of the value of the portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation.

      8. Issue senior securities, except as permitted by the 1940 Act.

Furthermore, the portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or policyowner approval:

      (A) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

      (B) The portfolio may not purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions.

      (C) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.

      (D) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets.

      (E) The portfolio may not invest in companies for the purpose of exercising control or management.

      (F) The portfolio may not invest in securities of foreign issuers denominated in foreign currency and not publicly traded in the United States if at the time of acquisition more than 25% of the portfolio's total assets would be invested in such securities. (SEE "Foreign Securities," p. 20.)

[GRAPHIC OMITTED]  WRL LKCM STRATEGIC TOTAL RETURN
                   (FORMERLY STRATEGIC TOTAL RETURN PORTFOLIO)

The portfolio may not, as a matter of fundamental policy:

      1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than Government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of such issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of such issuer.

      2. Invest more than 25% of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services, for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction. In addition, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

      3. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the portfolio from investing in securities or other instruments backed by physical commodities).

      4. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

      5. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper or debt securities).

      6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

      7. Borrow money, except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation.

      8. Issue senior securities, except as permitted by the 1940 Act.

Furthermore, the portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or policyowner approval:

      (A) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that margin payments and other deposits in connection with transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short.

      (B) The portfolio may not purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and that margin payments and other deposits in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

      (C) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies.

Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.

      (D) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply in the case of assets deposited to margin or guarantee positions in options, futures contracts and options on futures contracts or placed in a segregated account in connection with such contracts.

      (E) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 Act or any other securities as to which the Board of Directors has made a determination as to liquidity, as permitted under the 1940 Act.

      (F) The portfolio may not invest in companies for the purpose of exercising control or management.

      (G) The portfolio may not invest in securities of foreign issuers denominated in foreign currency and not publicly traded in the United States if at the time of acquisition more than 10% of the portfolio's total assets would be invested in such securities.

[GRAPHIC OMITTED]  WRL J.P. MORGAN REAL ESTATE SECURITIES
                   (FORMERLY REAL ESTATE SECURITIES PORTFOLIO)

The portfolio may not, as a matter of fundamental policy:

      1. Invest less than 25% of its assets in securities of issuers primarily engaged in the real estate industry. The portfolio will not invest more than 25% of its assets in the securities of issuers primarily engaged in any other single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

      2. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

      3. Invest directly in real estate or interests in real estate; however, the portfolio may own securities or other instruments backed by real estate, including mortgage-backed securities, or debt or equity securities issued by companies engaged in those businesses and the portfolio may hold and sell real estate acquired by the portfolio as a result of the ownership of securities.

      4. Make loans, except that the portfolio (i) may lend portfolio securities with a value not exceeding one-third of the portfolio's total assets, (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of debt obligations (including privately issued debt obligations), loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

      5. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

      6. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of the portfolio's total assets (including the amount borrowed) less liabilities
(other than borrowings). Any borrowings that exceed 33 1/3% of the value of the portfolio's total assets by reason of the decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

      7. Issue senior securities, except as permitted by the 1940 Act.

Furthermore, the portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or policyowner approval:

      (A) The portfolio may not (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the portfolio's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the portfolio's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets.


      (B) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short and provided that transactions in options, futures contracts, swaps, forward contracts and other derivative instruments are not deemed to constitute selling securities short.

      (C) The portfolio may not purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions, provided that margin payments and other deposits in connection with transactions in options, futures contracts, swaps and forward contracts and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

      (D) The portfolio may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as otherwise permitted under the 1940 Act.

      (E) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Directors, as permitted under the 1940 Act.

      (F) The portfolio may not invest in companies for the purpose of exercising control or management.

[GRAPHIC OMITTED]  WRL FEDERATED GROWTH & INCOME
                   (FORMERLY GROWTH & INCOME PORTFOLIO)

The portfolio may not, as a matter of fundamental policy:

      1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than Government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of such issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer.

      2. Invest more than 25% of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services, for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction. In addition, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

      3. Purchase or sell commodities. However, the portfolio may purchase put options on portfolio securities and on financial futures contracts. In addition, the portfolio reserves the right to hedge the portfolio by entering into financial futures contracts and to sell calls on financial futures contracts.

      4. Purchase or sell real estate, although it may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

      5. Lend any of its assets except portfolio securities up to one-third of the value of its total assets. This shall not prevent the purchase or holding of corporate bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, repurchase agreements, or other transactions which are permitted by the portfolio's investment objective and policies.

      6. Underwrite any issue of securities, except as it may be deemed to be an underwriter under the 1933 Act in connection with the sale of restricted securities which the portfolio may purchase pursuant to its investment objective and policies.

      7. Borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure to facilitate management of the Portfolio by enabling the portfolio to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The portfolio will not purchase any securities while any borrowings are outstanding. However, during the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the portfolio will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.

      8. Issue senior securities, except that the portfolio may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its net assets, including the amounts borrowed.

Furthermore, the portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or policyowner approval:

      (A) The portfolio will not sell securities short unless: (i) during the time the short position is open, it owns an equal amount of the securities sold or securities readily and freely convertible into or exchangeable, without payment of additional consideration, for securities of the same issue as, and equal in amount to, the securities sold short; and (ii) not more than 10% of the portfolio's net assets (taken at current value) is held as collateral for such sales at any one time.

      (B) The portfolio will not purchase securities on margin, other than in connection with the purchase of put options on financial futures contracts, but may obtain such short-term credits as may be necessary for the clearance of transactions.

      (C) The portfolio will not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any securities for which the Board of Directors or the Sub-Adviser has made a determination of liquidity, as permitted under the 1940 Act.

      (D) The portfolio will not purchase securities of a company for the purpose of exercising control or management. However, the portfolio will acquire no more than 10% of the voting securities of an issuer and may exercise its voting power in the portfolio's best interest. From time to time, the portfolio, together with other investment companies advised by affiliates or subsidiaries of Federated Investors, may together buy and hold substantial amounts of a company's voting stock. All such stock may be voted together. In some cases, the portfolio and the other investment companies might collectively be considered to be in control of the company in which they have invested.

      (E) The portfolio will not purchase the securities of any issuer (other than the U.S. Government, its agencies, or instrumentalities or instruments secured by securities of such issuers, such as repurchase agreements or cash or cash items) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer, or acquire more than 10% of any class of voting securities of any issuer. For these purposes the portfolio takes all common stock and all preferred stock of an issuer each as a single class, regardless of priorities, series, designations, or other differences.

      (F) The portfolio will not write call options on securities unless the securities are held in the portfolio's portfolio or unless the portfolio is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment. The portfolio will not purchase put options on securities unless the securities are held in the portfolio's portfolio.

[GRAPHIC OMITTED]  WRL AEGON BALANCED
                   (FORMERLY BALANCED PORTFOLIO)

The portfolio may not, as a matter of fundamental policy:

      1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than Government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of such issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of such issuer.

      2. Invest more than 25% of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services, for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction. In addition, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

      3. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

      4. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

      5. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchase of commercial paper or debt securities).

      6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

      7. Borrow money, except for temporary or emergency purposes (not for leveraging or investment) in excess of 25% of the value of the portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the portfolio's total assets by reason of decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation.

      8. Issue senior securities, except as permitted by the 1940 Act.

Furthermore, the portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or policyowner approval:

      (A) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

      (B) The portfolio may not purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions.

      (C) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.

      (D) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets.

      (E) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which the Board of Directors has made a determination as to liquidity, as permitted under the 1940 Act.

      (F) The portfolio may not invest in companies for the purpose of exercising control or management.

      (G) The portfolio may not invest in securities of foreign issuers denominated in foreign currency and not publicly traded in the United States if at the time of acquisition more than 25% of the portfolio's total assets would be invested in such securities. (SEE "Foreign Securities," p. 20.)

[GRAPHIC OMITTED]  WRL J.P. MORGAN MONEY MARKET
                   (FORMERLY MONEY MARKET PORTFOLIO)

The portfolio may not, as a matter of fundamental policy:

      1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than cash items and "Government securities" as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of such issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer.

      2. Invest more than 25% of the value of the portfolio's assets in any particular industry (other than Government securities or obligations of U.S. branches of U.S. banks).

      3. Purchase or sell physical commodities unless acquired as a result of ownership of securities.

      4. Purchase or sell puts, calls, straddles, spreads, or any combination thereof, real estate (including real estate limited partnerships), commodities, or commodity contracts or interest in oil, gas or mineral exploration or development programs or leases. However, the portfolio may purchase debt securities or commercial paper issued by companies which invest in real estate or interest therein, including real estate investment trusts.

      5. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the portfolio.

      6. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

      7. Borrow money, except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% restriction. This policy shall not prohibit reverse repurchase agreements or the segregation of assets in connection with such transactions.

      8. Issue senior securities, except as permitted by the 1940 Act.

Furthermore, the portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or policyowner approval:

      (A) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or the segregation of assets in connection with such transactions.

      (B) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

      (C) The portfolio may not purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions.

      (D) The portfolio may not invest more than 10% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any securities for which the Board of Directors or the Sub-Adviser has made a determination of liquidity, as permitted under the 1940 Act.

      (E) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Restrictions (i) and (ii) do not apply to securities received as dividends, through offers to exchange, or as a result of reorganization, consolidation, or merger.

      (F) The portfolio may not invest in companies for the purpose of exercising control or management.

Except with respect to borrowing money, if a percentage limitation set forth above in the investment restrictions for each portfolio is complied with at the time of the investment, a subsequent change in the percentage resulting from any change in value of a portfolio's net assets will not result in a violation of such restriction. State laws and regulations may impose additional limitations on borrowing, lending, and the use of options, futures, and other derivative instruments. In addition, such laws and regulations may require a portfolio's investments in foreign securities to meet additional diversification and other requirements.

                              INVESTMENT POLICIES


This section explains certain other portfolio policies, subject to each portfolio's investment restrictions. PLEASE CAREFULLY REVIEW THE "INVESTMENT RESTRICTIONS" FOR EACH PORTFOLIO LISTED ABOVE.

[GRAPHIC OMITTED]  LENDING

Each of the portfolios may lend its portfolio securities subject to the restrictions stated in this Statement of Additional Information. Under applicable regulatory requirements (which are subject to change), the following conditions apply to securities loans: (a) the loan must be continuously secured by liquid assets maintained on a current basis in an amount at least equal to the market value of the securities loaned; (b) each portfolio must receive any dividends or interest paid by the issuer on such securities; (c) each portfolio must have the right to call the loan and obtain the securities loaned at any time upon notice of not more than five business days, including the right to call the loan to permit voting of the securities; and (d) each portfolio must receive either interest from the investment of collateral or a fixed fee from the borrower.

State laws and regulations may impose additional limitations on borrowings.

Securities loaned by a portfolio remain subject to fluctuations in market value. A portfolio may pay reasonable finders, custodian and administrative fees in connection with a loan. Securities lending, as with other extensions of credit, involves the risk that the borrower may default. Although securities loans will be fully collateralized at all times, a portfolio may experience delays in, or be prevented from, recovering the collateral. During the period that the portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. The portfolios do not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if it were considered important with respect to the investment. A portfolio may also incur expenses in enforcing its rights. If a portfolio has sold a loaned security, it may not be able to settle the sale of the security and may incur potential liability to the buyer of the security on loan for its costs to cover the purchase.

The WRL GE/Scottish Equitable International Equity, WRL GE U.S. Equity, WRL VKAM Emerging Growth, WRL LKCM Strategic Total Return, WRL T. Rowe Price Dividend Growth, WRL T. Rowe Price Small Cap, WRL Salomon All Cap, WRL Goldman Sachs Growth, WRL Goldman Sachs Small Cap, WRL Dreyfus Mid Cap and WRL Pilgrim Baxter Mid Cap Growth may also lend (or borrow) money to other funds that are managed by their respective Sub-Adviser, provided each portfolio seeks and obtains permission from the SEC.

[GRAPHIC OMITTED]  BORROWING

Subject to its investment restrictions, each portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 33 1/3% of total assets for the WRL GE/Scottish Equitable International Equity, WRL GE U.S. Equity, WRL Alger Aggressive Growth, WRL T. Rowe Price Small Cap, WRL T. Rowe Price Dividend Growth, WRL Dreyfus Mid Cap, WRL J. P. Morgan Real Estate Securities, and WRL Salomon All Cap; 10% of total assets for the WRL NWQ Value Equity and WRL Pilgrim Baxter Mid Cap Growth; 5% of total assets for the WRL Third Avenue Value; and 25% of total assets for all other portfolios.

To secure borrowings, a portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets (10% for the WRL NWQ Value Equity and 5% for the WRL Third Avenue Value).

The portfolios with a common Sub-Adviser may also borrow (or lend) money to other portfolios or funds that permit such transactions and are also advised by that Sub-Adviser, provided each portfolio or fund seeks and obtains permission from the SEC. There is no assurance that such permission would be granted.

The WRL Alger Aggressive Growth may borrow for investment purposes - this is called "leveraging." The portfolio may borrow only from banks, not from other investment companies. There are risks associated with leveraging:

/diamond/ If a portfolio's asset coverage drops below 300% of borrowings, the portfolio may be required to sell securities within three days to reduce its debt and restore the 300% coverage, even though it may be disadvantageous to do so.

/diamond/ Leveraging may exaggerate the effect on net asset value of any increase or decease in the market value of a portfolio's securities.

/diamond/ Money borrowed for leveraging will be subject to interest costs. In certain cases, interest costs may exceed the return received on the securities purchased.

/diamond/ A portfolio may be required to maintain minimum average balances in connection with borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.

[GRAPHIC OMITTED]  SHORT SALES

Each portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities sold short or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

[GRAPHIC OMITTED]  FOREIGN SECURITIES

Subject to a portfolio's investment restricitions and policies, a portfolio may purchase certain foreign securities. Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issuers. These considerations include:

      o CURRENCY TRADING COSTS. A portfolio incurs costs in converting foreign currencies into U.S. dollars, and vice versa.

      o DIFFERENT ACCOUNTING AND REPORTING PRACTICES. Foreign companies are generally subject to tax laws and to accounting, auditing and financial reporting standards, practices and requirements different from those that apply in the U.S.

      o LESS INFORMATION AVAILABLE. There is generally less public information available about foreign companies.

      o MORE DIFFICULT BUSINESS NEGOTIATIONS. A portfolio may find it difficult to enforce obligations in foreign countries or to negotiate favorable brokerage commission rates.

      o REDUCED LIQUIDITY/INCREASED VOLATILITY. Some foreign securities are less liquid and their prices more volatile, than securities of comparable U.S. companies.

      o SETTLEMENT DELAYS. Settling foreign securities may take longer than settlements in the U.S.

      o HIGHER CUSTODY CHARGES. Custodianship of shares may cost more for foreign securities than it does for U.S. securities.

      o ASSET VULNERABILITY. In some foreign countries, there is a risk of direct seizure or appropriation through taxation of assets of a portfolio. Certain countries may also impose limits on the removal of securities or other assets of a portfolio. Interest, dividends and capital gains on foreign securities held by a portfolio may be subject to foreign withholding taxes.

      o POLITICAL INSTABILITY. In some countries, political instability, war or diplomatic developments could affect investments.

These risks may be greater in emerging countries or in countries with limited or emerging markets, In particular, developing countries have relatively unstable governments, economies based on only a few industries, and securities markets that trade only a small number of securities. As a result, securities of issuers located in developing countries may have limited marketability and may be subject to abrupt or erratic price fluctuations.

At times, a portfolio's foreign securities may be listed on exchanges or traded in markets which are open on days (such as Saturday) when the portfolio does not compute a price or accept orders for purchase, sale or exchange of shares. As a result, the net asset value of the portfolio may be significantly affected by trading on days when policyholders cannot make transactions.

A portfolio may also purchase American Depositary Receipts ("ADRs"), which are dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. A portfolio may also invest in American Depositary Shares ("ADSs"), European Depositary Receipts ("EDRs") or Global Depositary Receipts ("GDRs") and other types of receipts of shares evidencing ownership of the underlying foreign security.

ADRS AND ADSS are subject to some of the same risks as direct investments in foreign securities, including the currency risk discussed above. The regulatory requirements with respect to ADRs and ADSs that are issued in sponsored and unsponsored programs are generally similar but the issuers of unsponsored ADRs and ADSs are not obligated to disclose material information in the U.S., and, therefore, such information may not be reflected in the market value of the ADRs and ADS.

FOREIGN EXCHANGE TRANSACTIONS. To the extent a portfolio invests directly in foreign securities, a portfolio will engage in foreign exchange transactions. The foreign currency exchange market is subject to little government regulation, and such transactions generally occur directly between parties rather than on an exchange or in an organized market. This means that a portfolio is subject to the full risk of default by a counterparty in such a transaction. Because such transactions often take place between different time zones, a portfolio may be required to complete a currency exchange transaction at a time outside of normal business hours in the counterparty's location, making prompt settlement of such transaction impossible. This exposes a portfolio to an increased risk that the counterparty will be unable to settle the transaction. Although the counterparty in such transactions is often a bank or other financial institution, currency transactions are generally not covered by insurance otherwise applicable to such institutions.

[GRAPHIC OMITTED]  FOREIGN BANK OBLIGATIONS

A portfolio may invest in foreign bank obligations and obligations of foreign branches of domestic banks. These investments present certain risks.

                             /diamond/ RISK FACTORS

Risks include the impact of future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls and/or the addition of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations.

In addition, there may be less publicly available and reliable information about a foreign bank than about domestic banks owing to different accounting, auditing, reporting and recordkeeping standards.

[GRAPHIC OMITTED]  FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract ("forward contract") is used to purchase or sell foreign currencies at a future date as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities or during the time a portfolio has exposure to foreign currencies. A forward contract, which is also included in the types of instruments commonly known as derivatives, is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate.

                             /diamond/ RISK FACTORS

Investors should be aware that hedging against a decline in the value of a currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of portfolio securities decline.

Furthermore, such hedging transactions preclude the opportunity for gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to a portfolio's limitation on investing in illiquid securities.

[GRAPHIC OMITTED]  WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY
                   SECURITIES


Securities may be purchased and sold on a "when- issued," "delayed settlement," or "forward (delayed) delivery" basis.

"When-issued" or "forward delivery" refers to securities whose terms are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due.

A portfolio may engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the trasaction. When a portfolio engages in when-issued or forward delivery transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

"Delayed settlement" is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by a portfolio until it receives payment or delivery from the other party to any of the above transactions.

The portfolio will segregate with its custodian cash, U.S. Government securities or other liquid assets at least equal to the value or purchase commitments until payment is made. Such of the segregated securities will either mature or, if necessary, be sold on or before the settlement date. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a portfolio may earn income in securities it has segregated to collateralize its delayed delivery purchases.


New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

                             /diamond/ RISK FACTORS

At the time of settlement, the market value of the security may be more or less than the purchase price. The portfolio bears the risk of such market value fluctuations. These transactions also involve a risk to a portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the portfolio is delayed or prevented from completing the transaction.

[GRAPHIC OMITTED]  INVESTMENT FUNDS (WRL GE/SCOTTISH EQUITABLE INTERNATIONAL
                   EQUITY)

The WRL GE/Scottish Equitable International Equity may invest in investment funds which have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. If the portfolio invests in such investment funds, the portfolio's shareholders will bear not only their proportionate share of the expenses of the portfolio (including operating expenses and the fees of the Investment Adviser), but also will bear indirectly similar expenses of the underlying investment funds. In addition, the securities of these investment funds may trade at a premium over their net asset value.

[GRAPHIC OMITTED]  REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

Subject to a portfolio's investment restrictions and policies, a portfolio may enter into repurchase or reverse repurchase agreements.

In a repurchase agreement, a portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security. A portfolio may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a portfolio in connection with bankruptcy proceedings), it is the policy of the portfolio to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by a portfolio's Sub-Adviser.

In a reverse repurchase agreement, a portfolio sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for temporary or emergency purposes without necessity of selling portfolio securities or to earn additional income on portfolio securities such as U.S. Treasury bills and notes. While a reverse repurchase agreement is outstanding, the portfolio will segregate with its custodian cash and appropriate liquid assets to cover its obligation under the agreement. Reverse repurchase agreements are considered a form of borrowing by the portfolio for purposes of the 1940 Act. A portfolio will enter into reverse repurchase agreements only with parties that the portfolio's Sub-Adviser deems creditworthy, and that have been reviewed by the Board of Directors of the Fund. The WRL Goldman Sachs Small Cap and WRL Goldman Sachs Growth may, together with other registered investment companies managed by GSAM or its affiliates, transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

                             /diamond/ RISK FACTORS

Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

Reverse repurchase agreements may expose a portfolio to greater fluctuations in the value of its assets.

[GRAPHIC OMITTED]  TEMPORARY DEFENSIVE POSITION

For temporary defensive purposes, a portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

[GRAPHIC OMITTED]  U.S. GOVERNMENT SECURITIES

Subject to a portfolio's investment restrictions or policies, a portfolio may invest in U.S. Government obligations which generally include direct obligations of the U.S.

Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. Government agencies or instrumentalities. Examples of the types of U.S. Government securities that the portfolio may hold include the Federal Housing Administration, Small Business Administration, General Services Administration, Federal Farm Credit Banks, Federal Intermediate Credit Banks, and Maritime Administration. U.S. Government securities may be supported by the full faith and credit of the U.S. Government (such as securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Bank); by the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association); or only by the credit of the issuing agency.

Examples of agencies and instrumentalities which may not always receive financial support from the U.S. Government are: Federal Land Banks; Central Bank for Cooperatives; Federal Intermediate Credit Banks; Federal Home Loan Banks; Farmers Home Administration; and Federal National Mortgage Association ("FNMA").

[GRAPHIC OMITTED]  NON-INVESTMENT GRADE DEBT SECURITIES

Subject to limitations set forth in a portfolio's investment policies, a portfolio may invest its assets in debt securities below the four highest grades ("lower grade debt securities" commonly referred to as "junk bonds"), as determined by Moody's Investors Service, Inc. ("Moody's") (lower than Baa) or Standard & Poor's Corporation ("S&P") (lower than BBB). Bonds and preferred stock rated "B" or "b" by Moody's are not considered investment grade debt securities. (See Appendix B for a description of debt securities ratings.)

Before investing in any lower-grade debt securities, a portfolio's Sub-Adviser will determine that such investments meet the portfolio's investment objective. Lower-grade debt securities usually have moderate to poor protection of principal and interest payments, have certain speculative characteristics, and involve greater risk of default or price declines due to changes in the issuer's creditworthiness than investment-grade debt securities. Because the market for lower-grade debt securities may be thinner and less active than for investment grade debt securities, there may be market price volatility for these securities and limited liquidity in the resale market. Market prices for lower-grade debt securities may decline significantly in periods of general economic difficulty or rising interest rates. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.

The quality limitation set forth in each portfolio's investment policies is determined immediately after the portfolio's acquisition of a given security. Accordingly, any later change in ratings will not be considered when determining whether an investment complies with the portfolio's investment policies.

[GRAPHIC OMITTED]  CONVERTIBLE SECURITIES

Subject to any investment limitations set forth in a portfolio's policies or investment restrictions, a portfolio may invest in convertible securities. Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.

DECS (Dividend Enhanced Convertible Stock, or Debt Exchangeable for Common Stock when-issued as a debt security) offer a substantial dividend advantage with the possibility of unlimited upside potential if the price of the underlying common stock exceeds a certain level. DECS convert to common stock at maturity. The amount received is dependent on the price of the common stock at the time of maturity. DECS contain two call options at different strike prices. The DECS participate with the common stock up to the first call price. They are effectively capped at that point unless the common stock rises above a second price point, at which time they participate with unlimited upside potential.

PERCS (Preferred Equity Redeemable Stock, converts into an equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity) offer a substantial dividend advantage, but capital appreciation potential is limited to a predetermined level. PERCS are less risky and less volatile than the underlying common stock because their superior income mitigates declines when the common falls, while the cap price limits gains when the common rises.

Convertible securities generally rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk of declines in market value than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. In evaluating investment in a convertible security, primary emphasis will be given to the attractiveness of the underlying common stock. The convertible debt securities in which a portfolio may invest are subject to the same rating criteria as the portfolio's investment in non-convertible debt securities.

[GRAPHIC OMITTED]  INVESTMENTS IN FUTURES, OPTIONS AND OTHER DERIVATIVE
                   INSTRUMENTS

The following investments are subject to limitations as set forth in each portfolio's investment restrictions and policies:

FUTURES CONTRACTS. A portfolio may enter into contracts for the purchase or sale for future delivery of equity or fixed-income securities, foreign currencies or contracts based on financial indices, including interest rates or indices of U.S. Government or foreign government securities or equity or fixed-income securities ("futures contracts"). U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. Since all transactions in the futures market are made through a member of, and are offset or fulfilled through a clearinghouse associated with, the exchange on which the contracts are traded, a portfolio will incur brokerage fees when it buys or sells futures contracts.

When a portfolio buys or sells a futures contract, it incurs a contractual obligation to receive or deliver the underlying instrument (or a cash payment based on the difference between the underlying instrument's closing price and the price at which the contract was entered into) at a specified price on a specified date. Transactions in futures contracts generally would be made to seek to hedge against potential changes in interest or currency exchange rates or the prices of a security or a securities index which might correlate with or otherwise adversely affect either the value of a portfolio's securities or the prices of securities which the portfolio is considering buying at a later date. Futures may also be used for managing a portfolio's exposure to change in securities prices and foreign currencies; as an efficient means of adjusting its overall exposure to certain markets, or in an effort to enhance income.

The buyer or seller of futures contracts is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of an FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain high-grade liquid assets. If the value of either party's position declines, that party will be required to make additional "variation margin" payments with an FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments are similar to good faith deposits or performance bonds, unlike margin extended by a securities broker, and initial and variation margin payments do not constitute purchasing securities on margin for purposes of the portfolio's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a portfolio, the portfolio may be entitled to return of margin owed to the portfolio only in proportion to the amount received by the FCM's other customers. The portfolio's Sub-Adviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCM with which the portfolio does business and by depositing margin payments in a segregated account with the custodian when practical or otherwise required by law.

Although a portfolio would hold cash and liquid assets in a segregated account with a value sufficient to cover the portfolio's open futures obligations, the segregated assets would be available to the portfolio immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because the portfolio's cash that may otherwise be invested would be held uninvested or invested in liquid assets so long as the futures position remains open, the portfolio's return could be diminished due to the opportunity cost of foregoing other potential investments.

The acquisition or sale of a futures contract may occur, for example, when a portfolio holds or is considering purchasing equity securities and seeks to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, a portfolio might sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the portfolio and thereby preventing a portfolio's net asset value from declining as much as it otherwise would have. A portfolio also could seek to protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows a portfolio to maintain a defensive position without having to sell portfolio securities.

Similarly, when prices of equity securities are expected to increase, futures contracts may be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity securities, a portfolio could take advantage of the potential rise in the value of equity securities without buying them until the market has stabilized. At that time, the futures contracts could be liquidated and the portfolio could buy equity securities on the cash market. To the extent a portfolio enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the portfolio's obligations with respect to futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by the portfolio with respect to the futures contracts.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by a portfolio's Sub-Adviser still may not result in a successful use of futures contracts.

Futures contracts entail risks. Although each portfolio's Sub-Adviser believes that use of such contracts can benefit a portfolio, if the Sub-Adviser's investment judgment is incorrect, a portfolio's overall performance could be worse than if the portfolio had not entered into futures contracts. For example, if a portfolio has attempted to hedge against the effects of a possible decrease in prices of securities held by the portfolio and prices increase instead, the portfolio may lose part or all of the benefit of the increased value of these securities because of offsetting losses in the portfolio's futures positions. In addition, if the portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may, but will not necessarily, be at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to a portfolio.

The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a portfolio will not match exactly the portfolio's current or potential investments. A portfolio may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of the portfolio's investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments correlate with a portfolio's investments. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a portfolio's investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A portfolio may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a portfolio's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the portfolio's other investments.

Because futures contracts are generally settled within a day from the date they are closed out, compared with longer settlement periods for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a portfolio to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a portfolio may not be able to promptly liquidate unfavorable positions and potentially be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the portfolio's access to other assets held to cover its futures positions also could be impaired.

Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

Each portfolio intends to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Such guidelines presently require that to the extent that a portfolio enters into futures contracts or options on a futures position that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the portfolio's net assets.


OPTIONS ON FUTURES CONTRACTS. A portfolio may buy and write options on futures contracts. An option on a futures contract gives the portfolio the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase and writing of options on futures contracts is similar in some respects to the purchase and writing of options on individual securities. See "Options on Securities" on page 28. Transactions in options on futures contracts will generally not be made other than to attempt to hedge against potential changes in interest rates or currency exchange rates or the price of a security or a securities index which might correlate with or otherwise adversely affect either the value of the portfolio's securities or the process of securities which the portfolio is considering buying at a later date.


The purchase of a call option on a futures contract may or may not be less risky than ownership of the futures contract or the underlying instrument, depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument. As with the purchase of futures contracts, when a portfolio is not fully invested it may buy a call option on a futures contract to attempt to hedge against a market advance.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, the portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the portfolio's holdings. The writing of a put option on a futures contract may constitute a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, the portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the portfolio is considering buying. If a call or put option a portfolio has written is exercised, the portfolio will incur loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between change in the value of its portfolio securities and changes in the value of the futures positions, a portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract is similar in some respect to the purchase of protective put options on portfolio securities. For example, a portfolio may buy a put option on a futures contract to attempt to hedge the portfolio's securities against the risk of falling prices.

The amount of risk a portfolio assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

FORWARD CONTRACTS. A portfolio may enter into forward foreign currency exchange contracts ("forward currency contracts") to attempt to minimize the risk to the portfolio from adverse changes in the relationship between the U.S. dollar and other currencies. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency) at a future date which is individually negotiated between currency traders and their customers. A portfolio may invest in forward currency contracts with stated contract values of up to the value of the portfolio's assets.

A portfolio may exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell. A portfolio may enter into a forward currency contract, for example, when it enters into a contract to buy or sell a security denominated in or exposed to fluctuations in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge").


Additionally, when a portfolio's Sub-Adviser believes that a foreign currency in which portfolio securities are denominated may suffer a substantial decline against the U.S. dollar, a portfolio may enter into a forward currency contract to sell an amount of that foreign currency (or a proxy currency whose performance is expected to replicate the performance of that currency) for U.S. dollars approximating the value of some or all of the portfolio securities denominated in that currency (not exceeding the value of the portfolio's assets denominated in that currency) or by participating in options or futures contracts with respect to the currency, or, when the portfolio's Sub-Adviser believes that the U.S. dollar may suffer a substantial decline against a foreign currency for a fixed U.S. dollar amount ("position hedge"). This type of hedge seeks to minimize the effect of currency appreciation as well as depreciation, but does not protect against a decline in the security's value relative to other securities denominated in the foreign currency.

A portfolio also may enter into a forward currency contract with respect to a currency where the portfolio is considering the purchase of investments denominated in that currency but has not yet done so ("anticipatory hedge").

In any of the above circumstances a portfolio may, alternatively, enter into a forward currency contract with respect to a different foreign currency when a portfolio's Sub-Adviser believes that the U.S. dollar value of that currency will correlate with the U.S. dollar value of the currency in which portfolio securities of, or being considered for purchase by, the portfolio are denominated ("cross-hedge"). For example, if a portfolio's Sub-Adviser believes that a particular foreign currency may decline relative to the U.S. dollar, a portfolio could enter into a contract to sell that currency or a proxy currency (up to the value of the portfolio's assets denominated in that currency) in exchange for another currency that the Sub-Adviser expects to remain stable or to appreciate relative to the U.S. dollar. Shifting a portfolio's currency exposure from one foreign currency to another removes the portfolio's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the portfolio if the portfolio's Sub-Adviser's projection of future exchange rates is inaccurate.

A portfolio also may enter into forward contracts to buy or sell at a later date instruments in which a portfolio may invest directly or on financial indices based on those instruments. The market for those types of forward contracts is developing and it is not currently possible to identify instruments on which forward contracts might be created in the future.

A portfolio will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the forward contract or the currency being hedged. To the extent that a portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Fund's custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of the portfolio's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or liquid assets will be segregated on a daily basis so that the value of the account will be equal to the amount of the portfolio's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated assets, a portfolio may buy call options permitting the portfolio to buy the amount of foreign currency subject to the hedging transaction by a forward sale contract or the portfolio may buy put options permitting the portfolio to sell the amount of foreign currency subject to a forward buy contract.

While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event a portfolio's ability to utilize forward contracts in the manner set forth in the Prospectus may be restricted. Forward contracts will reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unforeseen changes in currency prices may result in poorer overall performance for a portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a portfolio's foreign currency denominated portfolio securities.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedging transaction generally will not be precise. In addition, a portfolio may not always be able to enter into forward contracts at attractive prices and accordingly may be limited in its ability to use these contracts in seeking to hedge the portfolio's assets.

Also, with regard to a portfolio's use of cross-hedging transactions, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the portfolio's assets that are subject of the cross-hedging transactions are denominated.

OPTIONS ON FOREIGN CURRENCIES. A portfolio may buy put and call options and may write covered put and call options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts or forward contracts on foreign currencies may be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a portfolio may buy put options on the foreign currency. If the value of the currency declines, the portfolio will have the right to sell such currency for a fixed amount in U.S. dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a portfolio may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of exchange rate movements adverse to a portfolio's option position, the portfolio could sustain losses on transactions in foreign currency options which would require that the portfolio lose a portion or all of the benefits of advantageous changes in those rates. In addition, in the case of other types of options, the benefit to a portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs.

A portfolio may write options on foreign currencies for the same types of hedging purposes. For example, in attempting to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to attempt to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the portfolio to hedge the increased cost up to the amount of premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium received, and only if exchange rates move in the expected direction. If that does not occur, the option may be exercised and the portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a portfolio also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

A portfolio may write covered call options on foreign currencies. A call option written on a foreign currency by a portfolio is "covered" if the portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the portfolio has a call on the same foreign currency and in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, and if the difference is maintained by the portfolio in cash or high-grade liquid assets in a segregated account with the Fund's custodian.

A portfolio may also write call options on foreign currencies for cross-hedging purposes that may not be deemed to be covered. A call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, the portfolio collateralizes the option by maintaining segregated assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

A portfolio may buy or write options in privately negotiated transactions on the types of securities and indices based on the types of securities in which the portfolio is permitted to invest directly. A portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy, and only pursuant to procedures adopted by the portfolio's Sub-Adviser for monitoring the creditworthiness of those entities. To the extent that an option bought or written by a portfolio in a negotiated transaction is illiquid, the value of an option bought or the amount of the portfolio's obligations under an option written by the portfolio, as the case may be, will be subject to the portfolio's limitation on illiquid investments. In the case of illiquid options, it may not be possible for the portfolio to effect an offsetting transaction at the time when the portfolio's Sub-Adviser believes it would be advantageous for the portfolio to do so.

OPTIONS ON SECURITIES. In an effort to reduce fluctuations in net asset value, a portfolio may write covered put and call options and may buy put and call options and warrants on securities that are traded on United States and foreign securities exchanges and over-the-counter ("OTC"). A portfolio also may write call options that are not covered for cross-hedging purposes. A portfolio may write and buy options on the same types of securities that the portfolio could buy directly and may buy options on financial indices as described above with respect to futures contracts. There are no specific limitations on a portfolio's writing and buying options on securities.

A put option gives the holder the right, upon payment of a premium, to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the holder the right, upon payment of a premium, to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.

A put option written by a portfolio is "covered" if the portfolio (i) maintains cash not available for investment or other liquid assets with a value equal to the exercise price in a segregated account with its custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. A call option written by a portfolio is "covered" if the portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or has segregated additional cash consideration with its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if the portfolio holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the portfolio in cash and high-grade liquid assets in a segregated account with its custodian.

A portfolio collateralizes its obligation under a written call option for cross-hedging purposes by segregating with its custodian cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. A portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and the portfolio's Sub-Adviser believes that writing the option would achieve the desired hedge.

If a put or call option written by a portfolio was exercised, the portfolio would be obligated to buy or sell the underlying security at the exercise price. Writing a put option involves the risk of a decrease in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the option holder to the portfolio at a higher price than its current market value. Writing a call option involves the risk of an increase in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the portfolio to the option holder at a lower price than its current market value. Those risks could be reduced by entering into an offsetting transaction. The portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

The writer of an option may have no control when the underlying security must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security.

The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

Effecting a closing transaction in the case of a written call option will permit a portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both or, in the case of a written put option, will permit a portfolio to write another put option to the extent that the exercise price thereof is secured by deposited high-grade liquid assets. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other portfolio investments. If a portfolio desires to sell a particular security on which the portfolio has written a call option, the portfolio will effect a closing transaction prior to or concurrent with the sale of the security.

A portfolio may realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option; a portfolio may realize a loss from a closing transaction if the price of the purchase transaction is less than the premium paid to buy the option. Because increases in the market of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the portfolio.

An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that a portfolio would have to exercise the options in order to realize any profit. If a portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or the portfolio delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market may include the following:
(i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by a national securities exchange on which the option is traded ("Exchange") on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

A portfolio may write options in connection with buy-and-write transactions; that is, a portfolio may buy a security and then write a call option against that security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the portfolio may elect to close the position or take delivery of the security at the exercise price and a portfolio's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

A portfolio may buy put options to attempt to hedge against a decline in the value of its securities. By using put options in this way, a portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

A portfolio may buy call options to attempt to hedge against an increase in the price of securities that the portfolio may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the portfolio.

In purchasing an option, a portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid and would realize a loss if the price of the underlying security did not increase (in the case of a call) or decrease (in the case of a put) during the period by more than the amount of the premium. If a put or call option brought by a portfolio were permitted to expire without being sold or exercised, the portfolio would lose the amount of the premium.

Although they entitle the holder to buy equity securities, warrants on and options to purchase equity securities do not entitle the holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuer of those securities.

INTEREST RATE SWAPS AND SWAP-RELATED PRODUCTS. In order to attempt to protect the value of a portfolio's investments from interest rate or currency exchange rate fluctuations, a portfolio may enter into interest rate swaps, and may buy or sell interest rate caps and floors. A portfolio expects to enter into these transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date. A portfolio does not intend to use these transactions as a speculative investment. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

Swap and swap-related products are specialized OTC instruments and their use involves risks specific to the markets in which they are entered into. A portfolio will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value of at least equal to the accrued excess will be segregated with the Fund's custodian. If a portfolio enters into an interest rate swap on other than a net basis, the portfolio would segregate assets in the full amount accrued on a daily basis of the portfolio's obligations with respect to the swap. A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's Sub-Adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a portfolio will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The Sub-Advisers have determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate with the custodian cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the portfolio's obligations with respect to any caps or floors.

Interest rate swap transactions are subject to limitations set forth in each portfolio's policies. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that the portfolio contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above.

In addition to the instruments, strategies and risks described in this Statement of Additional Information and in the Prospectus, there may be additional opportunities in connection with options, futures contracts, forward currency contracts, and other hedging techniques, that become available as each portfolio's Sub-Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new instruments and techniques are developed. A Sub-Adviser may use these opportunities to the extent they are consistent with each portfolio's respective investment objective and are permitted by each portfolio's respective investment limitations and applicable regulatory requirements.

SUPRANATIONAL AGENCIES. A portfolio may invest up to 10% of its assets in debt obligations of supranational agencies such as: the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Debt obligations of supranational agencies are not considered Government Securities and are not supported, directly or indirectly, by the U.S. Government.

INDEX OPTIONS. In seeking to hedge all or a portion of its investments, a portfolio may purchase and write put and call options on securities indices listed on U.S. or foreign securities exchanges or traded in the over-the-counter market, which indices include securities held in the portfolios. The portfolios with such option writing authority may write only covered options. A portfolio may also use securities index options as a means of participating in a securities market without making direct purchases of securities.

A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index. Options on securities indexes are generally similar to options on specific securities. Unlike options on securities, however, options on securities indices do not involve the delivery of an underlying security; the option in the case of an option on a securities index represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a call) or is less than (in the case of a put) the closing value of the underlying securities index on the exercise date. A portfolio may purchase and write put and call options on securities indexes or securities index futures contracts that are traded on a U.S. exchange or board of trade or a foreign exchange, to the extent permitted under rules and interpretations of the Commodity Futures Trading Commission ("CFTC"), as a hedge against changes in market conditions and interest rates, and for duration management, and may enter into closing transactions with respect to those options to terminate existing positions. A securities index fluctuates with changes in the market values of the securities included in the index. Securities index options may be based on a broad or narrow market index or on an industry or market segment.

The delivery requirements of options on securities indices differ from options on securities. Unlike a securities option, which contemplates the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or it may allow the option to expire unexercised.

The effectiveness of purchasing or writing securities index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the securities index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a portfolio realizes a gain or loss from the purchase of writing of options on an index depends upon movements in the level of prices in the market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. As a result, successful use by a portfolio of options on securities indices is subject to the sub-adviser's ability to predict correctly movements in the direction of the market generally or of a particular industry. This ability contemplates different skills and techniques from those used in predicting changes in the price of individual securities.

Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. The ability of a portfolio to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. Although a portfolio will generally purchase or write securities index options only if a liquid secondary market for the options purchased or sold appears to exist, no such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when the sub-adviser desires that a portfolio engage in such a transaction.

WEBS AND OTHER INDEX-RELATED SECURITIES. A portfolio may invest in shares in an investment company whose shares are known as "World Equity Benchmark Shares" or "WEBS." WEBS have been listed for trading on the American Stock Exchange, Inc. The portfolios also may invest in the CountryBaskets Index Fund, Inc., or another fund the shares of which are the substantial equivalent of WEBS. A portfolio may invest in S&P Depositary Receipts, or "SPDRs." SPDRs are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the S&P 500 Index. A portfolio investing in a SPDR would be entitled to the dividends that accrue to the S&P 500 stocks in the underlying portfolio, less trust expenses.

SPECIAL INVESTMENT CONSIDERATIONS AND RISKS. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, forward contracts, options on securities and on foreign currencies, and swaps and swap-related products draws upon skills and experience which are different from those needed to select the other instruments in which the portfolios invest. Should interest or exchange rates or the prices of securities or financial indices move in an unexpected manner, a portfolio may not achieve the desired benefits of futures, options, swaps and forwards or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies, forward contracts and other negotiated or OTC instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A portfolio's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in those instruments in the future. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to a portfolio as the possible loss of the entire premium paid for an option bought by the portfolio, the inability of the portfolio, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that a portfolio will be able to use those instruments effectively for the purposes set forth above.

In connection with certain of its hedging transactions, assets must be segregated with the Fund's custodian bank to ensure that the portfolio will be able to meet its obligations under these instruments. Assets held in a segregated account generally may not be disposed of for so long as the portfolio maintains the positions giving rise to the segregation requirement. Segregation of a large percentage of the portfolio's assets could impede implementation of the portfolio's investment policies or the portfolio's ability to meet redemption requests or other current obligations.

ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by a portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded OTC. In an OTC trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges are available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting a portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign government restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

[GRAPHIC OMITTED]  ZERO COUPON, PAY-IN-KIND AND STEP COUPON SECURITIES

Subject to any limitations set forth in the policies and investment restrictions for a portfolio, a portfolio may invest in zero coupon, pay-in-kind or step coupon securities. Zero coupon and step coupon bonds are issued and traded at a discount from their face amounts. They do not entitle the holder to any periodic payment of interest prior to maturity or prior to a specified date when the securities begin paying current interest. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind securities may pay all or a portion of their interest or dividends in the form of additional securities. Because they do not pay current income, the price of pay-in-kind securities can be very volatile when interest rates change.

Current Federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues that year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Internal Revenue Code, each portfolio must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a portfolio will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years a portfolio may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A portfolio might obtain such cash from selling other portfolio holdings. These actions are likely to reduce the assets to which a portfolio's expenses could be allocated and to reduce the rate of return for the portfolio. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the portfolio to sell the securities at the time.

Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

[GRAPHIC OMITTED]  WARRANTS AND RIGHTS

Subject to its investment limitations, a portfolio may invest in warrants and rights. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. The purchaser of a warrant expects the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, because the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks.

Warrants and rights may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased, nor do they represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to the expiration date.

[GRAPHIC OMITTED]  MORTGAGE-BACKED SECURITIES

A portfolio may invest in mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or institutions such as banks, insurance companies, and savings and loans. Some of these securities, such as Government National Mortgage Association ("GNMA") certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as Federal Home Loan Mortgage Corporation ("Freddie Mac") certificates, are not.

Mortgage-backed securities represent interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the portfolio. These securities are often subject to more rapid repayment than their stated maturity dates would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than with traditional fixed income securities. During periods of declining interest rates, prepayments can be expected to accelerate which will shorten these securities weighted average life and may lower their return. Conversely, in a rising interst rate environment, a declining prepayment rate will extend the weighted average life of these securities which generally would cause their values to fluctuate more widely in response to changes in interest rates.

The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency or private institution that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

[GRAPHIC OMITTED]  ASSET-BACKED SECURITIES

Asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The underlying assets (e.g., loans) are subject to prepayments which shorten the securities' weighted average life and may lower their returns. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution providing the credit support or enhancement. A portfolio will invest its assets in asset-backed securities subject to any limitations set forth in its investment policies or restrictions.

[GRAPHIC OMITTED]  PASS-THROUGH SECURITIES

Subject to a portfolio's investment restrictions and policies, a portfolio may invest its net assets in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the portfolio. The most common type of pass-through securities are mortgage-backed securities. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from traditional bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. The portfolio will generally purchase "modified pass-through" GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

The Federal Home Loan Mortgage Corporation ("FHLMC") issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest, but is not backed by the full faith and credit of the U.S. Government.

FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by FNMA as to timely payment of principal and interest, but it is not backed by the full faith and credit of the U.S. Government.

[GRAPHIC OMITTED]  OTHER INCOME PRODUCING SECURITIES

Subject to each portfolio's investment restrictions and policies, other types of income producing securities that a portfolio may purchase include, but are not limited to, the following types of securities:

      VARIABLE AND FLOATING RATE OBLIGATIONS.   These types of securities are
      relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

      STANDBY COMMITMENTS.   These instruments, which are similar to a put,
      give a portfolio the option to obligate a broker, dealer or bank to repurchase a security held by the portfolio at a specified price.

      TENDER OPTION BONDS.   Tender option bonds are relatively long-term bonds
      that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

      INVERSE FLOATERS.   Inverse floaters are instruments whose interest bears
      an inverse relationship to the interest rate on another security. A portfolio will not invest more than 5% of its assets in inverse floaters.


A portfolio will purchase instruments with demand features, standby commitments and tender option bonds primarily for the purpose of increasing the liquidity of its portfolio. (See Appendix A regarding income producing securities in which a portfolio may invest.)

[GRAPHIC OMITTED]  ILLIQUID AND RESTRICTED/144A SECURITIES

A portfolio may invest up to 15% (the WRL J.P. Morgan Money Market may only invest up to 10%) of its net assets in illiquid securities (i.e., securities that are not readily marketable).

In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 ("1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such portfolio security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

The Fund's Board of Directors has authorized each portfolio's Sub-Adviser to make liquidity determinations with respect to Rule 144A securities in accordance with the guidelines established by the Board of Directors. Under the guidelines, the portfolio's Sub-Adviser will consider the following factors in determining whether a Rule 144A security is liquid: 1) the frequency of trades and quoted prices for the security; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and
4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. The portfolio may be restricted in its ability to sell such securities at a time when a portfolio's Sub-Adviser deems it advisable to do so. In addition, in order to meet redemption requests, a portfolio may have to sell other assets, rather than such illiquid securities, at a time which is not advantageous.

[GRAPHIC OMITTED]  MONEY MARKET RESERVES
                   (WRL T. ROWE PRICE SMALL CAP AND
                   WRL T. ROWE PRICE DIVIDEND GROWTH)

It is expected that the portfolios will invest its cash reserves primarily in a money market fund established for the exclusive use of the T. Rowe Price family of mutual funds and other clients of T. Rowe Price and Price-Fleming. The Reserve Investment Fund ("RIF") is a series of Reserve Investment Funds, Inc. Additional series may be created in the future. This fund was created and operates under an Exemptive Order issued by the Securities and Exchange Commission (Investment Company Act Release No. IC-22770, July 29, 1997).

The fund must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. The RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating.

The RIF provides a very effecient means of managing the cash reserves of the portfolios. While the RIF does not pay an advisory fee to the Investment Manager, it will incur other expenses. However, the RIF is expected by T. Rowe Price to operate at a very low expense ratio. The portfolios will only invest in RIF to the extent it is consistent with their objectives and programs.

RIF is not insured or guaranteed by the U.S. government, and there is no assurance it will maintain a stable net asset value of $1.00 per share.

[GRAPHIC OMITTED]  OTHER INVESTMENT COMPANIES

In accordance with certain provisions of the 1940 Act, certain portfolios may invest up to 10% of their total assets, calculated at the time of purchase, in the securities of money market funds, which are investment companies. The 1940 Act also provides that a portfolio generally may not invest (i) more than 5% of its total assets in the securities of any one investment company or (ii) in more than 3% of the voting securities of any other investment company. A portfolio will indirectly bear its proportionate share of any investment advisory fees and expenses paid by the funds in which it invests, in addition to the investment advisory fee and expenses paid by the portfolio. However, if the WRL Janus Growth, or WRL Janus Global portfolio invests in a Janus money market fund, Janus Capital will remit to such portfolio the fees it receives from the Janus money market fund to the extent such fees are based on the portfolio's assets.

The WRL GE/Scottish International Equity and WRL GE U.S. Equity portfolios may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as otherwise permitted under the 1940 Act. Investments by the WRL GE/Scottish Equitable International Equity and WRL GE U.S. Equity portfolios in the GEI Short-Term Investment Fund, an investment fund advised by GEIM, created specifically to serve as a vehicle for the collective investment of cash balances of these portfolios and other accounts advised by GEIM or GEIC, is not considered an investment in another investment company for purposes of these restrictions. The GEI Short-Term Investment Fund is not registered with the SEC as an investment company.

WRL Goldman Sachs Growth may also purchase Standard & Poors Depositary Receipts ("SPDRs"). SPDRs are American Stock Exchange-traded securities that represent ownerhsip in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500.

[GRAPHIC OMITTED]  QUALITY AND DIVERSIFICATION REQUIREMENTS
                   (WRL J.P. MORGAN MONEY MARKET)

For the purpose of maintaining a stable net asset value per share, the WRL J.P. Morgan Money Market will (i) limit its investment in the securities (other than U.S. Government securities and securities that benefit from certain types of credit enhancement arrangements) of any one issuer to no more than 5% of its total assets, measured at the time of purchase, except at any time for an investment in a single issuer of up to 25% of the portfolio's total assets held for not more than three business days; and (ii) limit investments to securities that present minimal credit risks and securities (other than U.S. Government securities) that are rated within the highest short-term rating category by at least two nationally recognized statistical rating organizations ("NRSROs") or by the only NRSRO that has rated the security. Securities which originally had a maturity of over one year are subject to more complicated, but generally similar rating requirements. A description of illustrative credit ratings is set forth in Appendix B. The portfolio may also purchase unrated securities that are of comparable quality to the rated securities described above as determined by the Board of Directors. Additionally, if the issuer of a particular security has issued other securities of comparable priority and security and which have been rated in accordance with (ii) above, that security will be deemed to have the same rating as such other rated securities.

In addition, the Board of Directors of the Fund has adopted procedures which
(i) require the Fund's Directors to approve or ratify purchases by the portfolio of securities (other than U.S. Government securities) that are rated by only one NRSRO or that are unrated; (ii) require the portfolio to maintain a dollar-weighted average portfolio maturity of not more than 90 days and to invest only in securities with a remaining maturity of not more than 13 months; and (iii) require the portfolio, in the event of certain downgrading of or defaults on portfolio holdings, to dispose of the holdings, subject in certain circumstances to a finding by the Fund's Directors that disposing of the holding would not be in the portfolio's best interest.

[GRAPHIC OMITTED]  BANK AND THRIFT OBLIGATIONS

Bank and thrift obligations in which a portfolio may invest are limited to dollar-denominated certificates of deposit, time deposits and bankers' acceptances issued by bank or thrift institutions. Certificates of deposit are short-term, unsecured, negotiable obligations of commercial banks and thrift institutions. Time deposits are non-negotiable deposits maintained in bank or thrift institutions for specified periods of time at stated interest rates. Bankers' acceptances are negotiable time drafts drawn on commercial banks usually in connection with international transactions.

Bank and thrift obligations in which the portfolio invests may be, but are not required to be, issued by institutions that are insured by the Federal Deposit Insurance Corporation (the "FDIC"). Bank and thrift institutions organized under Federal law are supervised and examined by Federal authorities and are required to be insured by the FDIC. Institutions organized under state law are supervised and examined by state banking authorities but are insured by the FDIC only if they so elect. State institutions insured by the FDIC are subject to Federal examination and to a substantial body of Federal law regulation. As a result of Federal and state laws and regulations, Federally insured bank and thrift institutions are, among other things, generally required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of domestic banks and of United Kingdom branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks and United Kingdom branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank. Certificates of deposit issued by wholly-owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.

Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed by that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (i) pledge to the regulator, by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (ii) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC.

A portfolio may purchase obligations, or all or a portion of a package of obligations, of smaller institutions that are Federally insured, provided the obligation of any single institution does not exceed the Federal insurance coverage of the obligation, presently $100,000.

[GRAPHIC OMITTED]  INVESTMENTS IN THE REAL ESTATE INDUSTRY AND REAL ESTATE
                   INVESTMENT TRUSTS ("REITS")

REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or hybrid REITs.

Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs invest their assets in both real property and mortgages. REITs are not taxed on income distributed to policyowners provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code").

                             /diamond/ RISK FACTORS

Investments in the real estate industry are subject to risks associated with direct investment in real estate. Such risks include, but are not limited to: declining real estate values; risks related to general and local economic conditions; over-building; increased competition for assets in local and regional markets; changes in zoning laws; difficulties in completing construction; changes in real estate value and property taxes; increases in operating expenses or interest rates; changes in neighborhood values or the appeal of properties to tenants; insufficient levels of occupancy; and inadequate rents to cover operating expenses. The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and governmental regulations (including taxes) and social and economic trends.

REITs also may subject a portfolio to certain risks associated with the direct ownership of real estate. As described above, these risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, liability to third parties for damages resulting from, environmental problems, casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

Investing in REITs involves certain unique risks, in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs (especially mortgage REITs) are also subject to interest rate risk. (See "Debt Securities and Fixed-Income Investing.")

[GRAPHIC OMITTED]  VARIABLE RATE MASTER DEMAND NOTES

Variable rate master demand notes are unsecured commercial paper instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Because variable rate master demand notes are direct lending arrangements between a portfolio and the issuer, they are not normally traded.

Although no active secondary market may exist for these notes, a portfolio may demand payment of principal and accrued interest at any time or may resell the note to a third party.

While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy a Sub-Adviser that the ratings are within the two highest ratings of commercial paper.

In addition, when purchasing variable rate master demand notes, a Sub-Adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers of the notes and will continuously monitor their financial status and ability to meet payment on demand.

                             /diamond/ RISK FACTORS

In the event an issuer of a variable rate master demand note defaulted on its payment obligations, a portfolio might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

[GRAPHIC OMITTED]  DEBT SECURITIES AND FIXED-INCOME INVESTING

Debt securities include securities such as corporate bonds and debentures; commercial paper; trust preferreds, debt securities issued by the U.S. Government, its agencies and instrumentalities; or foreign governments; asset-backed securities; CMOs; zero coupon bonds; floating rate, inverse floating rate and index obligations; "strips"; pay-in-kind and step securities.

Fixed-income investing is the purchase of a debt security that maintains a level of income that does not change. For instance, bonds paying interest at a specified rate that does not change are fixed-income securities. When a debt security is purchased, the portfolio owns "debt" and becomes a creditor to the company or government.

Fixed-income securities generally include short- and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time, or preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period of time. A portfolio may vary the average maturity of its portfolio of debt securities based on the Sub-Adviser's analysis of interest rate trends and factors.

Bonds rated Baa by Moody's or BBB by S&P are considered medium grade obligations i.e., they are neither highly protected nor poorly secured. Interest payment prospects and principal security for such bonds appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics. (See Appendix B for a description of debt securities ratings.)

                             /diamond/ RISK FACTORS

Investments in debt securities are generally subject to both credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. Market risk relates to the fact that the market values of the debt securities in which the portfolio invests generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market value of debt securities, whereas a decline in interest rates will tend to increase their value.

Generally, shorter term securities are less sensitive to interest rate changes, but longer term securities offer higher yields. The portfolio's share price and yield will also depend, in part, on the quality of its investments in debt securities.

Such securities may be affected by changes in the creditworthiness of the issuer of the security. The extent that such changes are reflected in the portfolio's share price will depend upon the extent of the portfolio's investment in such securities.

[GRAPHIC OMITTED]  HIGH-YIELD/HIGH-RISK SECURITIES

High-yield/high-risk securities (or "junk bonds") are debt securities rated below investment grade by the primary rating agencies (such as S&P and Moody's). (See Appendix B for a description of debt securities rating.)

                             /diamond/ RISK FACTORS

The value of lower quality securities generally is more dependent on the ability of the issuer to meet interest and principal payments (i.e., credit risk) than is the case for higher quality securities. Conversely, the value of higher quality securities may be more sensitive to interest rate movements than lower rated securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings. Investments in such companies are considered to be more speculative than higher quality investment.

Issuers of high-yield securities are more vulnerable to real or perceived economic changes (for instance, an economic downturn or prolonged period of rising interest rates), political changes or adverse developments specific to the issuer. Adverse economic, political or other developments may impair the issuer's ability to service principal and interest obligations, to meet projected business goals and to obtain additional financing, particularly if the issuer is highly leveraged.

In the event of a default, a portfolio would experience a reduction of its income and could expect a decline in the market value of the defaulted securities.

The market for lower quality securities is generally less liquid than the market for higher quality bonds. Adverse publicity and investor perceptions, as well as new or proposed laws, may also have a greater negative impact on the market for lower quality securities. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market as higher quality securities.

[GRAPHIC OMITTED]  TRADE CLAIMS

Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty. Trade claims offer the potential for profits since they are often purchased at a significant discount from face value and, consequently, may generate capital appreciation in the event that the market value of the claim increases as the debtor's financial position improves or the claim is paid.

                             /diamond/ RISK FACTORS

An investment in trade claims is speculative and carries a high degree of risk. Trade claims are illiquid securities which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. The markets in trade claims are not regulated by Federal securities laws or the SEC. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than certain other creditors in a bankruptcy proceeding.

                             MANAGEMENT OF THE FUND


[GRAPHIC OMITTED]  DIRECTORS AND OFFICERS

The Fund is governed by a Board of Directors. Subject to the supervision of the Board of Directors, the assets of each portfolio are managed by an investment adviser and sub-advisers, and by portfolio managers. The Board of Directors is responsible for managing the business and affairs of the Fund and oversees the operation of the Fund by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-adviser. Information about the Directors and officers of the Fund is as follows:

PETER R. BROWN, DIRECTOR (DOB 5/10/28), 1475 South Belcher Road, Largo, Florida
   33771. Chairman of the Board, Peter Brown Construction Company, (construction contractors and engineers), Largo, Florida (1963 - present); Trustee of IDEX Mutual Funds, Rear Admiral (Ret.) U.S. Navy Reserve, Civil Engineer Corps.

CHARLES C. HARRIS, DIRECTOR (DOB 7/15/30), 35 Winston Drive, Clearwater,
   Florida 34616. Trustee of IDEX Mutual Funds, (March 1994 - present).

RUSSELL A. KIMBALL, JR., DIRECTOR (DOB 8/17/44), 1160 Gulf Boulevard,
   Clearwater Beach, Florida 34630. General Manager, Sheraton Sand Key Resort (resort hotel), Clearwater, Florida (1975 - present).

JOHN R. KENNEY (1, 2) CHAIRMAN OF THE BOARD OF DIRECTORS AND PRESIDENT (DOB
   2/8/38). Chairman of the Board of Directors (1982 - present), Chief Executive Officer (1982 - present), President (1978 - 1987 and December, 1992 - present), Director (1978 - present), Western Reserve Life Assurance Co. of Ohio; Chairman of the Board of Directors (September, 1996 - present), President (September, 1997 - present) WRL Investment Management, Inc. (investment adviser), St. Petersburg, Florida; Chairman of the Board of Directors (September, 1996 - present), WRL Investment Services, Inc., St. Petersburg, Florida; Chairman of the Board of Directors (February, 1997
   - present) AEGON Asset Management Services, Inc., St. Petersburg, Florida; Director (December, 1990 - present); Idex Management, Inc. (investment adviser), St. Petersburg, Florida; Trustee and Chairman (September, 1996 - present) of IDEX Mutual Funds (investment companies) St. Petersburg, Florida.

G. JOHN HURLEY (1, 2) DIRECTOR AND EXECUTIVE VICE PRESIDENT (DOB 9/12/48). Executive Vice President (June, 1993 - present), Chief Operating Officer (March, 1994 - January, 1997), Western Reserve Life Assurance Co. of Ohio; Director (September, 1996 - present), WRL Investment Management, Inc. (investment adviser), St. Petersburg, Florida; Director (September, 1996 - present), WRL Investment Services, Inc., St. Petersburg, Florida; Director, President and Chief Executive Officer (February, 1997 - present) AEGON Asset Management Services, Inc., Largo, Florida; President and Chief Executive Officer (September, 1990 - September, 1996), Trustee (June, 1990
   - September, 1996); Trustee, President and Chief Financial Officer (September, 1996 - present) of IDEX Mutual Funds; Director and Chairman (April, 1999 - present) President, Chief Executive Officer and Director of InterSecurities, Inc. (May, 1988 - April, 1999).

ALLAN HAMILTON (1, 2) TREASURER, PRINCIPAL FINANCIAL OFFICER (DOB 11/26/56).
   Vice President and Controller (1987 - present), Treasurer (February, 1997 - present).

THOMAS E. PIERPAN (1, 2) SECRETARY, VICE PRESIDENT AND ASSOCIATE GENERAL
   COUNSEL (DOB 10/18/43). Assistant Secretary (March, 1995 - December, 1997) of WRL Series Fund, Inc.; Vice President, Counsel and Secretary (December, 1997 - present) of IDEX Mutual Funds (mutual fund); Assistant Vice President, Counsel and Assistant Secretary (November, 1997 - present) of InterSecurities, Inc. (broker-dealer); Assistant Secretary and Associate General Counsel (September, 1997 - present) of WRL Investment Management, Inc. (investment adviser); Assistant Secretary and Associate General Counsel (September, 1997 - present) of WRL Investment Services, Inc.; Vice President (November, 1993 - present), Associate General Counsel (February, 1995 - present), Assistant Secretary (February, 1995 - present) of Western Reserve Life Assurance Co. of Ohio.

ALAN M. YAEGER (1, 2) EXECUTIVE VICE PRESIDENT (DOB 10/21/46). Executive Vice
   President (June, 1993 - present), Chief Financial Officer (December, 1995 - present), Actuary (1972 - present), Western Reserve Life Assurance Co. of Ohio; Director (September, 1996 - present), WRL Investment Management, Inc. (investment adviser) St. Petersburg, Florida; Director

   (September, 1996 - present), WRL Investment Services, Inc., St. Petersburg, Florida.
------------------------------
(1) The principal business address is Western Reserve Life Assurance
     Co. of Ohio, P.O. Box 5068, Clearwater, Florida 33758-5068.
(2) Interested person as defined in the 1940 Act and affiliated person of Investment Adviser.


The Fund pays no salaries or compensation to any of its officers, all of whom are employees of WRL. The Fund pays an annual fee of $6,000 to each Director who is not affiliated with the Investment Adviser or the Sub-Advisers ("disinterested Director"). Each disinterested Director also receives $500, plus expenses, per each regular and special Board meeting attended. The table below shows each portfolio's allocation of Directors' fees and expenses paid for the year ended December 31, 1998. The compensation table provides compensation amounts paid to disinterested Directors of the Fund for the fiscal year ended December 31, 1998.

              Director's Fees Paid - Year Ended December 31, 1998
              ---------------------------------------------------


PORTFOLIO                                       AMOUNT PAID
---------                                       -----------
WRL VKAM Emerging Growth                           $4,000
WRL T. Rowe Price Small Cap (1)                         0
WRL Goldman Sachs Small Cap(1)                          0
WRL Alger Aggressive Growth                         3,000
WRL GE/Scottish Equitable International Equity          0
WRL Janus Global                                    5,000
WRL Third Avenue Value                                  0
WRL Dreyfus Mid Cap (1)                                 0
WRL Salomon All Cap (1)                                 0
WRL Pilgrim Baxter Mid Cap Growth (1)                   0
WRL Janus Growth                                    7,000
WRL Goldman Sachs Growth (1)                            0
WRL C.A.S.E. Growth                                 1,000
WRL GE U.S. Equity                                      0
WRL NWQ Value Equity                                1,000
WRL T. Rowe Price Dividend Growth (1)                   0
WRL Dean Asset Allocation                           1,000
WRL LKCM Strategic Total Return                     2,000
WRL Federated Growth & Income                       1,000
WRL AEGON Balanced                                  1,000
WRL J.P. Morgan Real Estate Securities                  0
WRL AEGON Bond                                      1,000
WRL J.P. Morgan Money Market                        2,000

------------------------------
(1) Portfolio had not commenced operations as of December 31, 1998.

                              Compensation Table
                              ------------------


                                                                   PENSION OR
                                                                   RETIREMENT
                                                                    BENEFITS           TOTAL COMPENSATION
                                             AGGREGATE             ACCRUED AS        PAID TO DIRECTORS FROM
                                         COMPENSATION FROM           PART OF        WRL SERIES FUND, INC. AND
NAME OF PERSON, POSITION               WRL SERIES FUND, INC.     FUND EXPENSES*         IDEX MUTUAL FUNDS
------------------------               ---------------------     --------------         -----------------
Peter R. Brown, Director                       $9,500                  0                     $32,500
Charles C. Harris, Director                     9,500                  0                      32,500
Russell A. Kimball, Jr., Director               9,500                  0                       9,500

------------------------------
* The Plan became effective January 1, 1996.

Commencing on January 1, 1996, a non-qualified deferred compensation plan (the "Plan") became available to directors who are not interested persons of the Fund. Under the Plan, compensation may be deferred that would otherwise be payable by the Fund, or IDEX Mutual Funds to a disinterested Director or Trustee on a current basis for services rendered as director. Deferred compensation amounts will accumulate based on the value of Class A shares of a portfolio of IDEX Mutual Funds (without imposition of sales charge), as elected by the Director. As of April 1, 1999, the Directors and officers of the Fund beneficially owned in the aggregate less than 1% of the Fund's shares through ownership of policies and annuity contracts indirectly invested in the Fund. The Board of Directors has established an Audit Committee consisting of Messrs. Brown, Harris and Kimball.

[GRAPHIC OMITTED]  THE INVESTMENT ADVISER

The information that follows supplements the information provided about the Investment Adviser under the caption "Management of the Fund - Investment Adviser" in the Prospectus.

WRL Investment Management, Inc. ("WRL Management") located at 570 Carillon Parkway, St. Petersburg,

FL 33716, serves as the investment adviser to each portfolio of the Fund pursuant to an Investment Advisory Agreement dated January 1, 1997 with the Fund. The Investment Adviser is a direct, wholly-owned subsidiary of WRL, which is wholly-owned by First AUSA Life Insurance Company ("First AUSA"), a stock life insurance company, which is wholly-owned by AEGON USA, Inc. ("AEGON USA"). AEGON USA is a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON USA is a wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation, which is a publicly traded international insurance group.

The Investment Advisory Agreement was approved by the Fund's Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) on October 3, 1996 and by the shareholders of each portfolio of the Fund on December 16, 1996. The Investment Advisory Agreement provides that it will continue in effect from year to year thereafter, if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of each portfolio, and (b) by a majority of the Directors who are not parties to such contract or "interested persons" of any such party. The Investment Advisory Agreement may be terminated without penalty on 60 days' written notice at the option of either party or by the vote of the shareholders of each portfolio and terminates automatically in the event of its assignment (within the meaning of the 1940 Act).

While the Investment Adviser is at all times subject to the direction of the Board of Directors of the Fund, the Investment Advisory Agreement provides that the Investment Adviser, subject to review by the Board of Directors, is responsible for the actual management of the Fund and has responsibility for making decisions to buy, sell or hold any particular security. The Investment Adviser also is obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties under the Investment Advisory Agreement. For further information about the management of each portfolio of the Fund, see "The Sub-Advisers", on p. 45.

ADVISORY FEE. The method of computing the investment advisory fee is fully described in the Fund's prospectus. For the years ended December 31, 1998, 1997 and 1996, the Investment Adviser was paid fees for its services to each portfolio in the following amounts (no information is included for the WRL Goldman Sachs Small Cap, WRL Dreyfus Mid Cap, WRL Salomon All Cap, WRL Pilgrim Baxter Mid Cap Growth, WRL Goldman Sachs Growth, WRL T. Rowe Price Dividend Growth and WRL T. Rowe Price Small Cap as these portfolios had not yet commenced operations as of December 31, 1998):

                                 Advisory Fees
                                 -------------


                                                                            YEAR ENDED DECEMBER 31
                                                      ------------------------------------------------------------------
PORTFOLIO                                                  1998                   1997                      1996
---------------------------------------------------   -------------   ---------------------------   --------------------
WRL Alger Aggressive Growth                           $ 3,361,604             $ 2,249,801           $ 1,529,679
WRL VKAM Emerging Growth                                5,408,098               4,075,498             2,985,089
WRL GE/Scottish Equitable International Equity(2)         275,279                 111,702                    N/A
WRL Janus Global                                        7,537,671               5,591,818             3,468,535
WRL Janus Growth                                       18,111,607              13,716,824            11,137,321
WRL Third Avenue Value(3)                                 111,928                 N/A                        N/A
WRL C.A.S.E. Growth                                       515,902                 334,892                83,931
WRL GE U.S. Equity (2)                                    555,341                 140,280                    N/A
WRL NWQ Value Equity(5)                                 1,458,166                 900,818               111,557
WRL Dean Asset Allocation                               2,710,626               2,079,540             1,308,435
WRL LKCM Strategic Total Return                         4,485,018               3,703,670             2,462,304
WRL J.P. Morgan Real Estate Securities(4)                   9,338                 N/A                        N/A
WRL Federated Growth & Income                             578,162                 338,267               231,441
WRL AEGON Balanced                                        680,543                 491,901               315,419
WRL AEGON Bond(1)                                         663,484                 479,685               474,926
WRL J.P. Morgan Money Market                              644,611                 514,968               436,658
                                                      -----------             -----------           -----------
  TOTAL                                               $47,107,378             $34,729,664           $24,545,295
                                                      ===========             ===========           ===========


------------------------------
(1) Prior to January 1, 1998, Janus Capital Corporation served as Sub-Adviser to the Bond portfolio and received monthly compensation from the Investment Adviser at the annual rate of 0.25% of average daily net assets of the portfolio. Effective January 1, 1998, AEGON USA Investment Management, Inc. serves as the Sub-Adviser to the WRL AEGON Bond (formerly Bond portfolio) and receives monthly compensation from the Investment Adviser at the rate of 0.20% of average daily net assets of the portfolio.
(2) Portfolio commenced operations January 2, 1997.
(3) Portfolio commenced operations January 2, 1998
(4) Portfolio commenced operations May 1, 1998.
(5) Portfolio commenced operations May 1, 1996.


PAYMENT OF EXPENSES. Under the terms of the Investment Advisory Agreement, the Investment Adviser is responsible for providing investment advisory services and furnishing office space for officers and employees of the Investment Adviser connected with investment management of the portfolios.

Each portfolio pays: all expenses incurred in connection with the formation and organization of a portfolio, including the preparation (and filing, when necessary) of the portfolio's contracts, plans, and documents, conducting meetings of organizers, directors and shareholders; preparing and filing the post-effective amendment to the Fund's registration statement effecting registration of a portfolio and its shares under the 1940 Act and the 1933 Act and all other matters relating to the information and organization of a portfolio and the preparation for offering its shares; expenses in connection with ongoing registration or qualification requirements under Federal and state securities laws; investment advisory fees; pricing costs (including the daily calculations of net asset value); brokerage commissions and all other expenses in connection with execution of portfolio transactions, including interest; all Federal, state and local taxes (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; any compensation, fees, or reimbursements which the Fund pays to its Directors who are not "interested persons," as that phrase is defined in the 1940 Act, of the Fund or WRL Management; compensation of the Fund's custodian, administrative and transfer agent, registrar and dividend disbursing agent; legal, accounting and printing expenses; other administrative, clerical, recordkeeping and bookkeeping expenses; auditing fees; certain insurance premiums; services for shareholders (including allocable telephone and personnel expenses); costs of certificates and the expenses of delivering such certificates to the purchaser of shares relating thereto; expenses of local representation in Maryland; fees and/or expenses payable pursuant to any plan of distribution adopted with respect to the Fund in accordance with Rule 12b-1 under the 1940 Act; expenses of shareholders' meetings and of preparing, printing, and distributing notices, proxy statements and reports to shareholders; expenses of preparing and filing reports with Federal and state regulatory authorities; all costs and expenses, including fees and disbursements, of counsel and auditors, filing and renewal fees and printing costs in connection with the filing of any required amendments, supplements or renewals of registration statement, qualifications or prospectuses under the 1933 Act and the securities laws of any states or territories, subsequent to the effectiveness of the initial registration statement under the 1933 Act; all costs involved in preparing and printing prospectuses of the Fund; extraordinary expenses; and all other expenses properly payable by the Fund or the portfolios.

The Investment Adviser has voluntarily undertaken, until at least April 30, 2000, to pay expenses on behalf of the portfolios to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions and extraordinary charges) exceed, as a percentage of each portfolio's average daily net assets, 1.00% (0.70% for the WRL AEGON Bond and WRL J.P. Morgan Money Market, 1.50% for the WRL GE/Scottish Equitable International Equity and 1.30% for the WRL GE U.S. Equity). The following expenses were paid by the investment adviser for the fiscal years ended December 31, 1998, 1997, and 1996 (WRL served as investment adviser for 1996) (there are no expenses included for the WRL Goldman Sachs Growth, the WRL Goldman Sachs Small Cap, the WRL Dreyfus Mid Cap, the WRL Salomon All Cap, the WRL Pilgrim Baxter Mid Cap Growth, WRL T. Rowe Price Dividend Growth and WRL T. Rowe Price Small Cap because these portfolios had not yet commenced operations as of December 31, 1998):

                 Portfolio Expenses Paid by Investment Adviser
                 ---------------------------------------------

                                                               YEAR ENDED DECEMBER 31
                                                       ---------------------------------------
PORTFOLIO                                                 1998           1997           1996
----------------------------------------------------   ----------   --------------   ---------
WRL Alger Aggressive Growth                                 -0-             -0-          -0-
WRL VKAM Emerging Growth                                    -0-             -0-          -0-
WRL GE/Scottish Equitable International Equity (1)      127,763         179,163         N/A
WRL Janus Global                                            -0-             -0-          -0-
WRL Janus Growth                                            -0-             -0-          -0-
WRL Third Avenue Value(4)                                14,229           N/A           N/A
WRL C.A.S.E. Growth                                         -0-          49,784       73,269
WRL GE U.S. Equity(1)                                       -0-          29,464         N/A
WRL NWQ Value Equity(2)                                     -0-             -0-       13,672
WRL Dean Asset Allocation                                   -0-             -0-          -0-
WRL LKCM Strategic Total Return                             -0-             -0-          -0-
WRL J.P. Morgan Real Estate Securities(5)                28,275           N/A           N/A
WRL Federated Growth & Income                               -0-             -0-          -0-
WRL AEGON Balanced                                          -0-             -0-          -0-
WRL AEGON Bond(3)                                           -0-             -0-          -0-
WRL J.P. Morgan Money Market                                -0-             -0-          -0-

--------------
(1) Portfolio commenced operations on January 2, 1997.
(2) Portfolio commenced operations on May 1, 1996.
(3) Prior to January 1, 1998, Janus Capital Corporation served as the Sub-Adviser for the WRL AEGON Bond.
(4) Portfolio commenced operations on January 2, 1998
(5) Portfolio commenced operations on May 1, 1998.

SERVICE AGREEMENT. Effective January 1, 1997, the Fund entered into an Administrative Services and Transfer Agency Agreement ("Services Agreement") with WRL Investment Services, Inc. ("WRL Services"), an affiliate of WRL Management and WRL, to furnish the Fund with administrative services to assist the Fund in carrying out certain of its functions and operations. The Service Agreement was approved by the Fund's Board of Directors, including a majority of Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) on October 3, 1996. Under this Agreement, WRL Services shall furnish to each portfolio, subject to the overall supervision of the Fund's Board, supervisory, administrative, and transfer agency services, including recordkeeping and reporting. WRL Services is reimbursed by the Fund monthly on a cost incurred basis. The following Administrative Services fees were paid by the portfolios for the fiscal year ended December 31, 1998 (there are no fees included for WRL Goldman Sachs Growth, WRL Goldman Sachs Small Cap, WRL T. Rowe Price Dividend Growth, WRL T. Rowe Price Small Cap, WRL Salomon All Cap, WRL Pilgrim Baxter Mid Cap Growth and WRL Dreyfus Mid Cap because these portfolios had not yet commenced operations as of December 31, 1998):

                          Administrative Services Fees
                          ----------------------------

PORTFOLIO                          1998         1997
---------                      -----------  ------------
WRL Alger Aggressive Growth      $73,408      $122,776
WRL VKAM Emerging Growth          95,721       166,269
WRL GE/Scottish Equitable
   International Equity            3,731         3,901
WRL Janus Global                  99,277       165,294
WRL Janus Growth                 143,999       260,374
WRL Third Avenue Value             1,139            N/A
WRL C.A.S.E. Growth               14,345        15,798
WRL GE U.S. Equity                 6,364         3,218
WRL NWQ Value Equity              18,893        23,307
WRL Dean Asset Allocation         25,722        41,445
WRL LKCM Strategic Total
   Return                         47,197        87,766
WRL J.P. Morgan Real Estate
   Securities                        -0-            N/A
WRL Federated Growth &
   Income                         12,140        16,773
WRL AEGON Balanced                10,827        18,333
WRL AEGON Bond                    16,871        31,011
WRL J.P. Morgan Money Market       6,378        12,092

DISTRIBUTION AGREEMENT. Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52494. (Prior to May 1, 1999, InterSecurities, Inc. (ISI) served as principal underwriter for the Fund). The Distribution Plan and related Agreement were approved by the Fund's Board of Directors, including a majority of Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) on October 3, 1996 as amended by the Board March 29, 1999, and the Distribution Plan was approved by the shareholders of each portfolio of the Fund on December 16, 1996. AFSG is an affiliate of the Investment Adviser.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolios, will reimburse AFSG after each calendar month for certain Fund distribution expenses incurred or paid by AFSG, provided that these expenses in the aggregate do not exceed 0.15%, on an annual basis, of the average daily net asset value of shares of each portfolio.

Distribution expenses for which AFSG may be reimbursed under the Distribution Plan and Distribution Agreement include, but are not limited to, expenses of printing and distributing the Fund's prospectus and statement of additional information to potential investors; developing and preparing Fund advertisements; sales literature and other promotional materials; holding seminars and sales meetings designed to promote distribution of Fund shares; the development of consumer-oriented sales materials describing and/or relating to the Fund; and expenses attributable to "distribution-related services" provided to the Fund, which include such things as salaries and benefits, office expenses, equipment expenses, training costs, travel costs, printing costs, supply expenses, computer programming time, and data center expenses, each as they relate to the promotion of the sale of Fund shares.

AFSG submits to the Directors of the Fund for approval annual distribution budgets and quarterly reports of distribution expenses with respect to each portfolio. AFSG allocates to each portfolio distribution expenses specifically attributable to the distribution of shares of such portfolio. Distribution expenses not specifically attributable to the distribution of shares of a particular portfolio are allocated among the portfolios, based upon the ratio of net asset value of each portfolio to the net asset value of all portfolios, or such other factors as AFSG deems fair and are approved by the Fund's Board of Directors. AFSG has determined that it will not seek payment by the Fund of distribution expenses incurred with respect to any portfolio before April 30, 2000. (ISI waived payment by the Fund for the fiscal year ended December 31, 1998.) Prior to AFSG seeking reimbursement of future expenses, Policyowners will be notified in advance.

It is anticipated that benefits provided by the Distribution Plan may include lower fixed costs as a percentage of assets as Fund assets increase through the growth of the Fund due to enhanced marketing efforts.


[GRAPHIC OMITTED]  THE SUB-ADVISERS

Each Sub-Adviser serves, pursuant to each Sub-Advisory Agreement dated January 1, 1997 (January 1, 1998 with respect to the WRL Third Avenue Value and WRL AEGON Bond and May 1, 1998 with respect to WRL J.P. Morgan Real Estate Securities) between WRL Management and the respective Sub-Adviser, on behalf of each portfolio. The Sub-Advisory Agreements were approved by the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) on October 3, 1996 as amended May 1, 1999, (May 1, 1999 with respect to the WRL T. Rowe Price Small Cap, WRL
T. Rowe Price Dividend Growth, WRL Pilgrim Baxter Mid Cap Growth, WRL Salomon All Cap, WRL Goldman Sachs Growth, WRL Goldman Sachs Small Cap and WRL Dreyfus Mid Cap) and by the shareholders of each portfolio of the Fund on December 16, 1996 ( December 9, 1997 with respect to the WRL AEGON Bond). The Sub-Advisory Agreements provide that they will continue in effect if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of each portfolio and (b) by a majority of the Directors who are not parties to such Agreements or "interested persons" (as defined in the 1940 Act) of any such party. The WRL AEGON Bond and WRL Third Avenue Value will continue in effect for an initial term ending January 1, 2000, WRL J.P. Morgan Real Estate Securities will continue in effect for an initial term ending April 30, 2000 and WRL Goldman Sachs Growth, WRL Goldman Sachs Small Cap, WRL T. Rowe Price Small Cap, WRL T. Rowe Price Dividend Growth, WRL Salomon All Cap, the WRL Pilgrim Baxter Mid Cap Growth and WRL Dreyfus Mid Cap will continue in effect for an initial term ending April 30, 2001), and from year to year thereafter, if approved annually. The Sub-Advisory Agreements may be terminated without penalty on 60 days' written notice at the option of either party or by the vote of the shareholders of each portfolio and terminate automatically in the event of their assignment (within the meaning of the 1940 Act) or termination of the Investment Advisory Agreement.

Pursuant to the Sub-Advisory Agreements, each Sub-Adviser provides investment advisory assistance and portfolio management advice to the Investment Adviser for their respective portfolio(s). Subject to review by the Investment Adviser and the Board of Directors of the Fund, the Sub-Advisers are responsible for the actual management of their respective portfolio(s) and for making decisions to buy, sell or hold a particular security. Each Sub-Adviser bears all of its expenses in connection with the performance of its services under their Sub-Advisory Agreement such as compensating and furnishing office space for their officers and employees connected with investment and economic research, trading and investment management of the respective portfolio(s).

Each Sub-Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Sub-Advisers for the portfolios of the Fund are:

                  /diamond//diamond//diamond//diamond//diamond/

                          FRED ALGER MANAGEMENT, INC.

Fred Alger Management, Inc. ("Alger") serves as Sub-Adviser to the WRL Alger Aggressive Growth.

Alger, located at 75 Maiden Lane, New York, New York 10038, is a wholly-owned subsidiary of Fred Alger & Company, Incorporated, which, in turn, is a wholly-owned subsidiary of Alger Associates, Inc., a financial services holding company. Alger is generally engaged in the business of rendering investment advisory services to institutions and, to a lesser extent, individuals. Alger has been engaged in the business of rendering investment advisory services since 1964 and, as of March 31, 1999, had approximately $10.59 billion under management.

                          /diamond/ PORTFOLIO MANAGER:

DAVID D. ALGER AND DAVID HYUN are primarily responsible for the day-to-day management of WRL Alger Aggressive Growth. Mr. Alger has been employed by Alger Management as Executive Vice President and Director of Research Since 1971 and as President since 1995. Mr. Hyun has been employed by Alger Management as a senior research analyst since 1991 and as a portfolio Manager since 1997. Mr. Alger has served as portfolio Manager of WRL Alger Aggressive Growth since its inception. Mr. Hyun has served as Co-portfolio Manager of WRL Alger Aggressive Growth since
February 1998. Mr. Alger and Mr. Hyun also serve as portfolio managers for other mutual funds and investment accounts managed by Alger Management.

                 /diamond//diamond//diamond//diamond//diamond/

                                VAN KAMPEN ASSET
                           MANAGEMENT INC. (`VKAM")

Van Kampen Asset Management Inc. ("VKAM") serves as Sub-Adviser to WRL VKAM Emerging Growth.

VKAM, located at 1 Parkview Plaza, P.O. Box 5555 Oakbrook Terrace, Illinois 60181, is a wholly-owned subsidiary of Van Kampen Investments Inc., which, in turn, is an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a financial services company.

                          /diamond/ PORTFOLIO MANAGER:

GARY M. LEWIS is primarily responsible for the day-to-day management of WRL VKAM Emerging Growth. Mr. Lewis has been Senior Vice President of Van Kampen since October 1995. Previously, he served as Vice President - portfolio Manager of Van Kampen from 1989 to October 1995.

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                           JANUS CAPITAL CORPORATION

Janus Capital Corporation ("Janus") serves as the Sub-Adviser to the WRL Janus Growth and the WRL Janus Global.

Janus, located at 100 Fillmore Street, Denver, Colorado 80206, has been engaged in the management of the Janus funds since 1969. Janus also serves as investment adviser or sub-adviser to other mutual funds, and for individual, corporate, charitable and retirement accounts. The aggregate market value of the assets managed by Janus was over $120 billion as of February 1, 1999. Kansas City Southern Industries, Inc. ("KCSI") owns 82% of Janus. KCSI, whose address is

114 West 11th Street, Kansas City, Missouri 64105-1804, is a publicly-traded holding company whose largest subsidiary, the Kansas City Southern Railway Company, is primarily engaged in the transportation industry. Other KCSI subsidiaries are engaged in financial services and real estate.

                          /diamond/ PORTFOLIO MANAGERS:

SCOTT W. SCHOELZEL AND EDWARD KEELY serve as co-portfolio Managers for WRL Janus Growth. Mr. Schoelzel has been portfolio Manager of the portfolio since January 1996, and served as a co-portfolio manager of the portfolio since 1995. Mr. Schoelzel also serves as co-portfolio manager of other mutual funds. Mr. Schoelzel is a Vice President of Janus Capital, where he has been employed since 1994.

Edward Keely has served as Co-portfolio Manager since January 1999. Mr. Keely is Vice President of Investments at Janus. Prior to joining Janus Capital in 1998, Mr. Keely served as Senior Vice President of Investments at Founders Asset Management, where he was also the portfolio manager of Founders Growth Fund from 1994-1998. Prior to managing Founders Growth Fund, he was assistant portfolio Manager of both Founders Discovery and Frontier Funds. Mr. Keely holds a bachelor's degree in economics from Colorado College.

HELEN YOUNG HAYES has served as portfolio Manager of WRL Janus Global since its inception. Ms. Hayes also serves as a portfolio manager of other mutual funds. Ms. Hayes is also an Executive Vice President of Janus Investment Fund and Janus Aspen Series. Ms. Hayes has been employed by Janus Capital since 1987.

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                              EQSF ADVISERS, INC.

EQSF Advisers, Inc. ("EQSF") serves as Sub-Adviser to WRL Third Avenue Value.

EQSF, located at 767 Third Avenue, New York, New York 10017-2023, is controlled by Martin J. Whitman. His control is based upon an irrevocable proxy signed by his children, who own in the aggregate 75% of the outstanding common stock of EQSF.

                          /diamond/ PORTFOLIO MANAGER:

MARTIN J. WHITMAN has served as portfolio Manager of WRL Third Avenue Value since inception. Mr. Whitman is Chairman and Chief Executive Officer of the Sub-Adviser. During the past five years, Mr. Whitman has also served in various executive capacities with M.J. Whitman, Inc. and several other affiliated companies of the Sub-Adviser engaged in various investment and financial businesses. Mr. Whitman has over 42 years experience in the securities industry, has served as a Distinguished Management Fellow at the Yale School of Management and has been a director of various public and private companies, currently including Danielson Holding Corporation, an insurance holding company, Nabors Industries, Inc. an international oil drilling contractor and Tejon Ranch Company, an agricultural and land development company.

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                           C.A.S.E. MANAGEMENT, INC.

C.A.S.E. Management, Inc. ("C.A.S.E.") serves as Sub-Adviser to WRL C.A.S.E. Growth.

C.A.S.E., located at 5355 Town Center Road, Suite 702, Boca Raton, Florida 33486, is a wholly-owned subsidiary of C.A.S.E., Inc. C.A.S.E. provides investment management services to financial institutions, high net worth individuals, and other professional money managers.

                          /diamond/ PORTFOLIO MANAGERS:

Informally, C.A.S.E.'s Board members confer on a continuous basis, gathering economic, sector, industry and stock specific information from C.A.S.E.'s research and management resources. Each Board member is individually responsible for the analytical coverage of one or two of the market's eight economic sectors. C.A.S.E.'s "sector specialists" are encouraged to maintain contact with counterpart sector specialists from leading outside research organizations. The information gathered for consideration by the Board's sector specialists also includes objective forms of research from various governmental agencies, stock exchanges and financial capitols. Formally, the Board meets monthly to formulate overall strategic investment positions. The Board then formally reviews its current investment focus towards every stock, industry, and economic sector owned in its overall stock population.

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                    NWQ INVESTMENT MANAGEMENT COMPANY, INC.

NWQ Investment Management Company, Inc. ("NWQ") serves as the Sub-Adviser to the WRL NWQ Value Equity.

NWQ, located at 2049 Century Park East, 4th Floor, Los Angeles, California 90067, is a wholly-owned subsidiary of United Asset Management Corporation and provides investment management services to institutions and high net worth individuals. NWQ had approximately $8.1 billion in assets under management as of December 31, 1998.

                          /diamond/ PORTFOLIO MANAGER:

An investment policy committee is responsible for the day-to-day management of WRL NWQ Vaue Equity investments. David A. Polak, CFA, Edward C. Friedel, CFA, James H. Galbreath, CFA, Phyllis G. Thomas, CFA, Jon D. Bosse, CFA, and Justin
T. Clifford constitute the committee.

EDWARD C. FRIEDEL, CFA serves as Senior portfolio Manager for WRL NWQ Value Equity. Mr. Friedel has been a managing director and investment strategist/portfolio manager of NWQ Investment since 1983. Mr. Friedel is a graduate of the University of California at Berkeley (BS) and Stanford University (MBA).

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                          DEAN INVESTMENT ASSOCIATES

Dean Investment Associates ("Dean") serves as Sub-Adviser to WRL Dean Asset Allocation.

Dean, located at 2480 Kettering Tower, Dayton, Ohio 45423-2480, is wholly-owned by C.H. Dean and Associates, Inc. Founded in 1972, Dean manages portfolios for individuals and institutional clients worldwide. Dean provides a full range of investment advisory services and currently has $4.2 billion of assets under management.

                          /diamond/ PORTFOLIO MANAGERS:

The WRL Dean Asset Allocation is managed by a team of 10 senior investment professionals (Central Investment Committee), with over 137 years of total investment experience.

JOHN C. RIAZZI, CFA, has served as the Senior portfolio Manager of WRL Dean Asset Allocation and ARVIND SACHDEVA, CFA has served as Senior Equity Strategist of this portfolio since its inception. Mr. Riazzi joined Dean in March of 1989. Before being promoted to Vice President and Director of Consulting Services at Dean, Mr. Riazzi was responsible for client servicing, portfolio execution and trading operations. Mr. Riazzi has been a member of the Central Investment Committee and a Senior Institutional portfolio Manager for the past five years. He received a B.A. in Economics from Kenyon College in 1985 and was awarded the Chartered Financial Analyst designation in 1993. Mr. Sachdeva joined Dean in 1993.

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                              LUTHER KING CAPITAL
                            MANAGEMENT CORPORATION

Luther King Capital Management Corporation ("LKCM") serves as Sub-Adviser to WRL LKCM Strategic Total Return.

LKCM is located at 301 Commerce Street, Suite 1600, Fort Worth, Texas 76102. Ultimate control of Luther King is exercised by J. Luther King, Jr. Luther King provides investment management services to accounts of individual investors, mutual funds, and other institutional investors. Luther King has served as an investment adviser for approximately 18 years; as of December 31, 1998, the total assets managed by Luther King was approximately $6.0 billion.

                          /diamond/ PORTFOLIO MANAGERS:

LUTHER KING, JR., CFA, AND SCOT HOLLMANN, CFA, have served as portfolio Managers of the WRL LKCM Strategic Total Return since its inception. Mr. King has been President of Luther King Capital since 1979. Mr. Hollmann has served as Vice President of Luther King Capital since 1983.

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                        FEDERATED INVESTMENT COUNSELING

Federated Investment Counseling ("Federated") serves as the Sub-Adviser to the WRL Federated Growth & Income.

Federated, located at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, is a wholly-owned subsidiary of Federated Investors, Inc. All of the voting securities of Federated Investors, Inc. are owned by a trust, the trustees of which are John F. Donahue, his wife, Rhodora Donahue, and his son,
J. Christopher Donahue.

                          /diamond/ PORTFOLIO MANAGERS:

STEVEN J. LEHMAN and LINDA A. DUESSEL serve as Co-portfolio Managers of the WRL Federated Growth & Income. Ms. Duessel has been a portfolio Manager of the WRL Federated Growth & Income since July, 1996. Mr. Lehman has served as co-portfolio manager since September, 1997. Mr. Lehman joined Federated in May, 1997 as a Vice President. From 1985 to May, 1997, Mr. Lehman served as a portfolio manager, then Vice President/Senior portfolio manager, at First Chicago NBD Investment Management Company. Mr. Lehman is a Chartered Financial Analyst; he received his M.A. from the University of Chicago.

Ms. Duessel is a Chartered Financial Analyst and also serves as a co-portfolio manager for other funds managed by Federated. Ms. Duessel received her B.S., Finance from the Wharton School of the University of Pennsylvania and and her M.S.I.A. from Carnegie Mellon University. Ms. Duessel has been a Vice President of an affiliate of Federated since 1995, and was an Assistant Vice President from 1991 - 1995.

Federated's disciplined investment selection process is rooted in sound methodologies backed by fundamental and technical research. At Federated, success in investment management does not depend solely on the skill of a single portfolio manager. It is a fusion of individual talents and state-of-the-art industry tools and resources. Federated's investment process involves teams of portfolio managers and analysts, and investment decisions are executed by traders who are dedicated to specific market sectors and who handle trillions of dollars in annual trading volume.

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                     AEGON USA INVESTMENT MANAGEMENT, INC.

AEGON USA Investment Management, Inc. ("AIMI") serves as Sub-Adviser to the WRL AEGON Bond and the WRL AEGON Balanced.

AIMI, located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499, is a wholly-owned subsidiary of AEGON USA and thus is an affiliate of the Investment Adviser. AIMI also serves as sub-adviser to the two bond portfolios of IDEX Mutual Funds. AIMI also manages the general account investment portfolios of the life insurance subsidiaries of AEGON USA and had in excess of $45 billion under management as of December 31, 1998.

                          /diamond/ PORTFOLIO MANAGERS:

CLIFFORD A. SHEETS, CFA, AND JARRELL D. FREY, CFA, serve as portfolio Managers of the WRL AEGON Bond. Mr. Sheets has served as the portfolio Manager of the WRL AEGON Bond portfolio since January, 1998. Mr. Sheets has been with AIMI since 1990 and is currently an Executive Vice President. Prior to joining AIMI, Mr. Sheets was head of the Fixed Income Management Department of the Trust and Asset Management Group of Bank One, Indianapolis NA. Mr. Frey has served as portfolio Manager for WRL AEGON since January, 1998. Mr. Frey joined AIMI in 1994 and is currently a Senior Securities Analyst.

MICHAEL VAN METER has served as the Senior portfolio Manager of the WRL AEGON Balanced since its inception. Mr. Van Meter also serves as Chairman of the Equity Investment Policy Committee of AIMI. Mr. Van Meter was President and Managing Partner of Perpetual Investment Advisors from 1983 to 1989, when AEGON USA acquired that firm.

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                     J.P. MORGAN INVESTMENT MANAGEMENT INC.

J.P. Morgan Investment Management, Inc. ("J.P. Morgan") serves as Sub-Adviser to WRL J.P. Morgan Money Market and WRL J.P. Morgan Real Estate Securities.

J.P. Morgan, located at 522 Fifth Avenue, New York, New York 10036, is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated. J.P. Morgan provides investment management and related services for corporate, public, and union employee benefit funds, foundations, endowments, insurance companies and government agencies.

                          /diamond/ PORTFOLIO MANAGERS:

ROBERT R. JOHNSON serves as portfolio Manager of Money Market. Mr. Johnson is responsible for several short-term fixed income portfolios and the business development of short-term fixed income products. Mr. Johnson joined J.P. Morgan Investment Management in 1988 and is a Vice President of J.P. Morgan Investment. He is also a member of the Fixed Income Peer Review Committee. He is a graduate of Dartmouth College and has done graduate work at both Wayne State and Duquesne Universities.

DANIEL P. O'CONNOR has served as the portfolio Manager of the WRL J.P. Morgan Real Estate Securities portfolio since its inception. He is the senior portfolio manager for all real estate securities investment-related activity at J.P. Morgan Investment. Prior to joining J.P. Morgan Investment in 1996, he served for two years as DIrector of Real Estate Securities at INVESCO, an investment management firm. In that position, Mr. O'Connor was responsible for developing the firm's REIT investment management process. Mr. O'Connor received a B.S. from Indiana University, an M.S. from Clemson University, and an M.B.A. in Finance from the University of Chicago. He is a Chartered Financial Analyst and is a member of AIMR and the New York Society of Securities Analysts. Mr. O'Connor serves on the editorial board of the Institutional Real Estate Securities Newsletter.

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                         SCOTTISH EQUITABLE INVESTMENT
                              MANAGEMENT LIMITED

Scottish Equitable Investment Management Limited ("SEIM") serves as a co-sub-adviser to the WRL GE/Scottish Equitable International Equity.

SEIM is located at Edinburgh Park, Edinburgh EH12 9SE. SEIM is a wholly-owned subsidiary of Scottish Equitable plc, successor to Scottish Equitable Life Assurance Society. SEIM is also an indirect wholly-owned subsidiary of AEGON nv. As of January 31, 1999 SEIM plc had approximately $29 billion in assets under management. The co-sub-adviser provides investment advisory and management services to certain of its affiliates and to external organizations.

                          /diamond/ PORTFOLIO MANAGERS:

At SEIM, investment strategy formulation is the responsibility of the Investment Strategy Group ("ISG"), which consists of one full-time Investment Strategist (currently, Alastair Bryne) working with a team of analysts/fund managers drawn from our equity and fixed-income teams.

On a monthly basis, the ISG presents the proposed investment strategy to the Investment Management Board ("IMB"). The IMB consists of Russell Hogan, Chief Investment Officer, Tom Crombie, Chief Investment Manager, Colin Black, Investment Actuary, Mike Craston, Investment Manager - Business Development, Andrew Hartley, Investment Manager - UK Equities and Malcolm Jones, Investment Manager - International Equities.

The role of the IMB is to review critically the proposed investment strategy, testing the assumptions of the analysis and ensuring internal consistency. Once the IMB is satisfied with the investment strategy proposal, it is adopted and translated into asset allocations for the portfolio. The adopted investment strategy and model asset allocations are communicated to the whole investment team, which also serves as a final check on the adopted investment strategy. No one individual is responsible for managing the portfolio.

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                     GE INVESTMENT MANAGEMENT INCORPORATED

GE Investment Management Incorporated ("GEIM") serves as a co-sub-adviser to the WRL GE/Scottish Equitable International Equity and as sub-adviser to the WRL GE U.S. Equity.

GEIM is located at 3003 Summer Street, Stamford, Connecticut 06905. GEIM, which was formed under the laws of Delaware in 1988, is a wholly-owned subsidiary of General Electric Company ("GE"). GEIM's principal officers and directors serve in similar capacities with respect to General Electric Investment Corporation ("GEIC", and, together with GEIM, collectively referred to as "GE Investments"), which like GEIM is a wholly-owned subsidiary of GE. As of December 31, 1998, GE Investments manage assets in excess of $78 billion. GE Investments provides investment management services to external organizations and to certain of its affiliates.

                          /diamond/ PORTFOLIO MANAGERS:

RALPH R. LAYMAN is a Director and Executive Vice President of GEIM. Mr. Layman leads a team of GEIM portfolio mangers for the WRL GE/Scottish Equitable International Equity. Mr. Layman joined GE Investments in 1991 as Executive Vice President for International Investments.

EUGENE K. BOLTON is Director and Executive Vice President of GEIM. He manages U.S. Equity investments for GEIM. He leads a team of portfolio managers for the overall the WRL GE U.S. Equity and has served in that capacity since its inception. Mr. Bolton joined GEIM in 1984 as Chief Financial Officer and has been portfolio manager since 1986. Mr. Bolton is currently a Director and Executive Vice President of GE Investments.

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                      GOLDMAN SACHS ASSET MANAGEMENT, INC.

Goldman Sachs Asset Management ("GSAM") serves as the Sub-Adviser to the WRL Goldman Sachs Growth and WRL Goldman Sachs Small Cap.

GSAM, located at One New York Plaza, New York, NY 10004, is a separate operating division of Goldman, Sachs & Co. GSAM together with its affiliates manage assets in excess of $195 billion.

The Goldman Sachs Group, L.P., which controls the sub-adviser, announced that it will pursue an initial public offering of the firm in the late spring or early summer of 1999. Simultaneously with the offering, the Goldman Sachs Group, L.P. will merge into the Goldman Sachs Group, Inc.

                          /diamond/ PORTFOLIO MANAGER:

HERBERT E. EHLERS has served as head of a six person investment team that has managed the WRL Goldman Sachs Growth since inception. Prior to joining GSAM in 1997, he was chief investment officer at Liberty Investment Management, Inc. from 1994-1997.

ROBERT C. JONES, MANAGING DIRECTOR, has served as head of an investment team that has managed the WRL Goldman Sachs Small Cap since inception. Mr. Jones joined GSAM as a portfolio manager in 1989.

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                             SALOMON BROTHERS ASSET
                                MANAGEMENT, INC.

Salomon Brothers Asset Management Inc. ("SBAM") serves as the Sub-Adviser to the WRL Salomon All Cap.

SBAM, located at 7 World Trade Center, New York, NY 10048, is a wholly-owned subsidiary of Salomon Brothers Holding Company, Inc., which is wholly-owned by Salomon Smith Barney Holdings Inc., which is, in turn, wholly-owned by Travelers Group, Inc.

                          /diamond/ PORTFOLIO MANAGERS:

ROSS S. MARGOLIES, has managed this portfolio since inception. Mr. Margolies joined Salomon in 1992.

ROBERT M. DONAHUE, Jr. assists in the day-to-day management of the portfolio. Prior to joining SBAM in 1997, Mr. Donahue worked as an equity analyst at Gabelli & Company.

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                            THE DREYFUS CORPORATION

The Dreyfus Corporation ("Dreyfus") serves as the Sub-Adviser to the WRL Dreyfus Mid Cap.

Dreyfus, located at 200 Park Avenue, New York, NY 10166, is a wholly-owned subsidiary of Mellon Bank, which is a wholly-owned subsidiary of Mellon Bank Corporation. Dreyfus manages assets in excess of $123 billion, as of January 31, 1999.

                          /diamond/ PORTFOLIO MANAGER:


JOHN O'TOOLE has served as portfolio manager since its inception and has been employed by Dreyfus as a portfolio manager since 1994. Mr. O'Toole is a senior vice president and portfolio manager for Mellon Equity Assocates, LLP, a wholly-owned subsidiary of Mellon Bank, N.A. He has been with Mellon Bank, N.A. since 1979.

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                         T. ROWE PRICE ASSOCIATES, INC.

T. Rowe Price Associates, Inc. ("T. Rowe Price") serves as the Sub-Adviser to the WRL T. Rowe Price Small Cap and the WRL T. Rowe Price Dividend Growth.

T. Rowe Price is located at 100 E. Pratt Street, Baltimore, MD 21202.

                          /diamond/ PORTFOLIO MANAGERS:

WILLIAM J. STROMBERG, CFA, has managed the WRL T. Rowe Price Dividend Growth portfolio since inception and heads the Investment Team for this portfolio. He joined T. Rowe Price in 1986.

RICHARD T. WHITNEY, CFA, has managed the WRL T. Rowe Price Small Cap portfolio since inception and heads the Investment Team for this portfolio. He joined T. Rowe Price in 1985.

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                      PILGRIM BAXTER AND ASSOCIATES, LTD.

Pilgrim Baxter and Associates, Ltd. ("Pilgrim Baxter") serves as the Sub-Adviser to the WRL Pilgrim Baxter Mid Cap Growth.

Pilgrim Baxter, located at 825 Duportail Road, Wayne PA 19087, is a professional investment management firm which, along with its predecessors, has been in business since 1982. The controlling shareholder of Pilgrim Baxter is United Asset Management.

                          /diamond/ PORTFOLIO MANAGER:

JEFF A. WRONA, CFA, has managed this portfolio since inception. Prior to joining Pilgrim Baxter, he was a senior portfolio manager at Munder Capital Management.

SUB-ADVISERS' COMPENSATION

Each Sub-Adviser receives monthly compensation from the Investment Adviser at the annual rate of a specified percentage of the average daily net assets of each portfolio management by the Sub-Adviser. The table below lists those percentages by portfolio.

PORTFOLIO                                            PERCENTAGE OF AVERAGE DAILY NET ASSETS
---------                                            --------------------------------------

WRL Janus Growth                         0.40%(1)
WRL AEGON Bond                           0.20% (Prior to January 1, 1998, Janus Capital
                                         Corporation, previous Sub-Adviser, received 0.25%)
WRL Janus Global                         0.40%(2)
WRL J.P. Morgan Money Market             0.15%
WRL AEGON Balanced                       0.40%, less 50% of amount of excess expenses(3)
WRL VKAM Emerging Growth                 0.40%, less 50% of amount of excess expenses(3)
WRL LKCM Strategic Total Return          0.40%
WRL Alger Aggressive Growth              0.40%
WRL Dean Asset Allocation                0.40%, less 50% of amount of excess expenses(3)
WRL C.A.S.E. Growth                      0.40%
WRL Federated Growth & Income            0.50% of the first $30 million of
                                         average daily net assets;
                                         0.35% of the next $20 million of average daily net assets;
                                         and 0.25% of average daily net assets
                                         in excess of $50 million
WRL NWQ Value Equity                     0.40%, less 50% of amount of excess expenses(3)
WRL GE/Scottish Equitable                SEIM: 0.50% of assets managed by
 International Equity                    SEIM, less 50% of amount of excess
                                         expenses attributable to such assets (3)
                                         GEIM: 0.50% of assets managed by GEIM, less 50%
                                         of amount of excess expenses attributable to such assets (3)
WRL GE U.S. Equity                       0.40%, less 50% of amount of excess expenses (3)
WRL Third Avenue Value                   0.40%, less 50% of amount of excess expenses(3)
WRL J.P. Morgan Real Estate Securities   0.40%
WRL T. Rowe Price Small Cap              0.35%
WRL Pilgrim Baxter Mid Cap               0.50% of the first $100 million of portfolio's average
                                         daily net assets; 0.40% of assets in excess of
                                         $100 million (from first dollar)
WRL Salomon All Cap                      0.30% of the first $20 million of portfolio's average daily net assets; 0.50% of the next $20-100 million of
                                         average daily net assets; and 0.40% of average
                                         daily net assets over $100 million
WRL Goldman Sachs Growth                 0.50% of the first $50 million of portfolio's average
                                         daily net assets; 0.45% of the next $50-100 million
                                         in assets; and 0.40% of assets in excess of $100 million
WRL T. Rowe Price Dividend Growth        0.50% of first $100 million of average daily net assets
                                         and 0.40% of assets over $100 million (from first dollar)
WRL Goldman Sachs Small Cap              0.50%
WRL Dreyfus Mid Cap                      0.45% of the first $100 million of the portfolio's
                                         average daily net assets; 0.40% of assets in excess
                                         of $100 million (from first dollar)


--------------
(1) Janus has voluntarily agreed to waive 0.0125% of its sub-advisory fee for the first $3 billion of the portfolio's average daily net assets
    (resulting in a net fee of 0.3875%) and 0.25% of assets above $3 billion (resulting in a net fee of 0.375%). This waiver may be terminated at any time.
(2) Janus has voluntarily agreed to waive 0.0125% of its sub-advisory fee for the portfolio's average daily net assets above $2 billion (resulting in a net fee of 0.3875%). This waiver may be terminated at any time.
(3) Excess expenses are those expenses paid by the Investment Adviser on behalf of a portfolio pursuant to any expense limitation.

The method of computing each Sub-Adviser's fees is set forth above. For the years ended December 31, 1998, 1997 and 1996 each Sub-Adviser was paid fees for their services in the following amounts (no fees are included for WRL T. Rowe Price Small Cap, WRL Goldman Sachs Small Cap, WRL Dreyfus Mid Cap, WRL Salomon All Cap, WRL Pilgrim Baxter Mid Cap Growth, WRL Goldman Sachs Growth and WRL T. Rowe Price Dividend Growth as these portfolios had not yet commenced operations as of December 31, 1998):

                               Sub-Advisory Fees
                               -----------------


                                                                          Year Ended December 31
                                                --------------------------------------------------------------------------
Sub-adviser   Portfolio                                    1998                       1997                    1996
-----------   ---------                         -------------------------- -------------------------- --------------------
Alger         WRL Alger Aggressive Growth               $1,680,802                 $1,124,900              $  764,840
VKAM          WRL VKAM Emerging Growth                   2,704,049                  2,037,749               1,492,545
Janus         WRL Janus Growth(8)                        9,055,804                  6,858,412               5,568,661
              WRL Janus Global(9)                        3,768,835                  2,795,909               1,734,268
              WRL J.P. Morgan Money Market(2)               N/A                        N/A                     70,041
              WRL AEGON Bond(3)                             N/A                       239,843                 237,463
EQSF          WRL Third Avenue Value(6)                     55,964                     N/A                     N/A
C.A.S.E.      WRL C.A.S.E. Growth                          257,951                    167,446                  41,966
NWQ           WRL NWQ Value Equity(1)                      729,083                    450,409                  48,943
Dean          WRL Dean Asset Allocation                  1,355,313                  1,039,770                 654,218
LKCM          WRL LKCM Strategic Total Return            2,242,509                  1,851,835               1,231,152
Federated     WRL Federated Growth & Income                287,959                    202,218                 150,006
AIMI          WRL AEGON Balanced                           340,271                    245,951                 157,709
              WRL AEGON Bond(3)                            294,882                     N/A                     N/A
J.P. Morgan   WRL J.P. Morgan Real Estate
              Securities(7)                                  4,669                     N/A                     N/A
              WRL J.P. Morgan Money Market(2)              241,729                    193,113                 111,216
GEIM          WRL GE U.S. Equity(4)                        277,671                     70,140                  N/A
              WRL GE/Scottish Equitable
              International Equity(4)(5)                    69,749                     27,889                  N/A
SEIM          WRL GE/Scottish Equitable
              International Equity(4)(5)                    67,890                     27,962                  N/A

------------------------------
(1) Portfolio commenced operations May 1, 1996.
(2) J.P. Morgan became the Sub-Adviser to WRL J.P. Morgan Money Market on May 1, 1996; prior to this date, Janus Capital Corporation served as Sub-Adviser to the portfolio.
(3) Prior to January 1, 1998, Janus served as Sub-Adviser to Bond and received monthly compensation from the Investment Adviser at the annual rate of 0.25% of average daily net assets of the portfolio. Effective January 1, 1998, AIMI serves as Sub-Adviser to the WRL AEGON Bond (formerly Bond), and will receive monthly compensation from the Investment Adviser at the annual rate of 0.20% of average daily net assets of the portfolio.
(4) Portfolio commenced operations January 2, 1997.
(5) GEIM and SEIM serve as Co-Sub-Advisers for the WRL GE/Scottish Equitable International Equity.
(6) Portfolio commenced operations January 2, 1998.
(7) Portfolio commenced operations May 1, 1998.
(8) Janus has voluntarily agreed to waive 0.0125% of its sub-advisory fee for the first $3 billion of the portfolio's average daily net assets (resulting in a net fee of 0.3875%) and 0.25% of assets above $3 billion (resulting in a net fee of 0.375%). This waiver may be terminated at any time.
(9) Janus has voluntarily agreed to waive 0.0125% of its sub-advisory fee for the portfolio's average daily net assets above $2 billion (resulting in a net fee of 0.3875%). This waiver may be terminated at any time.


Janus Capital has agreed that it will, provided that it continues to serve as sub-adviser for the portfolios, compensate WRL for its services in connection with promotion, marketing and distribution in an amount equal to 0.0375% of the average daily net assets of WRL Janus Growth on the first $3 billion of assets and 0.075% on assets in excess of $3 billion. With respect to WRL Janus Global, the amount will be equal to 0.0375% of the portfolio's average daily net assets above $2 billion.

[GRAPHIC OMITTED]  JOINT TRADING ACCOUNTS

Subject to approval by the Fund's Board, the WRL Janus Growth and WRL Janus Global may transfer uninvested cash balances on a daily basis into certain joint trading accounts. Assets in the joint trading accounts are invested in money market instruments. All other participants in the joint trading accounts will be other clients, including registered mutual fund clients, of Janus Capital or its affiliates. The WRL Janus Growth and WRL Janus Global will participate in the joint trading accounts only to the extent that the investments of the joint trading accounts are consistent with each portfolio's investment policies and restrictions. Janus Capital anticipates that the investment made by a portfolio through the joint trading accounts will be at least as advantageous to that portfolio as if the portfolio had made such investment directly.

[GRAPHIC OMITTED]  PERSONAL SECURITIES TRANSACTIONS

The Fund permits "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics and Insider Trading Policy ("Ethics Policy") that has been adopted by the Fund's Board. Access Persons are required to follow the guidelines established by this Ethics Policy in connection with all personal securities transactions and are subject to certain prohibitions on personal trading. The Fund's Sub-Advisers, pursuant to Rule 17j-1 and other applicable laws, and pursuant to the terms of the Ethics Policy, must adopt and enforce their own Code of Ethics and Insider Trading Policies appropriate to their operations. Each Sub-Adviser is required to report to the Fund's Board on a quarterly basis with respect to the administration and enforcement of such Ethics Policy, including any violations thereof which may potentially affect the Fund.

[GRAPHIC OMITTED]  ADMINISTRATIVE AND TRANSFER AGENCY SERVICES

Effective January 1, 1997, the Fund entered into an Administrative Services and Transfer Agency Agreement with WRL Services located at 570 Carillon Parkway, St. Petersburg, Florida 33716, an affiliate of WRL Management and WRL, to furnish the Fund with administrative services to assist the Fund in carrying out certain of its functions and operations. Under this Agreement, WRL Services shall furnish to each portfolio, subject to the overall supervision of the Fund's Board, supervisory, administrative, and transfer agency services, including recordkeeping and reporting. WRL Services is reimbursed by the Fund monthly on a cost incurred basis. Prior to January 1, 1997, WRL performed these servicesin connection with its serving as the Fund's investment adviser.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE


[GRAPHIC OMITTED]  PORTFOLIO TURNOVER

A portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding certain short-term securities) for a year and dividing it by the monthly average of the market value of such securities held during the year. The WRL Third Avenue Value investment policies and objective, which emphasizes long-term holdings, should tend to keep the number of portfolio transactions relatively low. Because of this, the WRL Third Avenue Value does not expect its annual portfolio turnover rate to exceed 50%. The WRL J.P. Morgan Real Estate Securities does not expect its annual portfolio turnover rate to exceed 100%.

Changes in security holdings are made by a portfolio's Sub-Adviser when it is deemed necessary. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or developments not foreseen at the time of the investment decision.

A Sub-Adviser may engage in a significant number of short-term transactions if such investing serves a portfolio's objective. The rate of portfolio turnover will not be a limiting factor when such short-term investing is considered appropriate. Increased turnover results in higher brokerage costs or mark-up charges for a portfolio; these charges are ultimately borne by the policyowners.

In computing the portfolio turnover rate for a portfolio, securities whose maturities or expiration dates at the time of acquisition are one year or less are excluded. Subject to this exclusion, the turnover rate for a portfolio is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average of portfolio securities owned by the portfolio during the fiscal year.

The following table provides the portfolios' turnover rates for the fiscal years ended December 31, 1998, 1997 and 1996 (no information is included for WRL T. Rowe Price Small Cap, WRL Goldman Sachs Small Cap, WRL Dreyfus Mid Cap, WRL Salomon All Cap, WRL Pilgrim Baxter Mid Cap Growth, WRL Goldman Sachs Growth and WRL T. Rowe Price Dividend Growth as these portfolios had not yet commenced operations as of December 31, 1998):

                           Portfolio Turnover Rates
                           ------------------------

                                                                              Year Ended December 31
                                                       -------------------------------------------------------------------------
Portfolio                                                        1998                      1997                      1996
---------                                              -----------------------   -----------------------   ---------------------
 WRL Alger Aggressive Growth                                    117.44%                   136.18%                  101.28%
 WRL VKAM Emerging Growth                                        99.50%                    99.78%                   80.02%
 WRL GE/Scottish Equitable International Equity(3)               71.74%                    54.33%                     N/A
 WRL Janus Global                                                87.36%                    97.54%                   88.31%
 WRL Janus Growth                                                35.29%                    85.88%                   45.21%
 WRL Third Avenue Value(4)                                        4.35%                    N/A                        N/A
 WRL C.A.S.E. Growth                                            205.28%                   196.50%                  160.27%
 WRL GE U.S. Equity(3)                                           63.08%                    92.35%                     N/A
 WRL NWQ Value Equity(2)                                         43.60%                    17.28%                    7.93%
 WRL Dean Asset Allocation                                       76.62%                    63.76%                   98.97%
 WRL LKCM Strategic Total Return                                 49.20%                    48.20%                   49.32%
 WRL J.P. Morgan Real Estate Securities(5)                      100.80%                    N/A                        N/A
 WRL Federated Growth & Income                                   97.17%                   155.77%                   68.53%
 WRL AEGON Balanced                                              83.94%                    77.06%                   76.90%
 WRL AEGON Bond                                                  51.60%                   213.03%                  187.72%
 WRL J.P. Morgan Money Market(1)                                 N/A                       N/A                        N/A

------------------------------
(1) WRL J.P. Morgan Money Market does not have a stated portfolio turnover rate, as securities of the type in which it invests are excluded in the usual calculation of that rate.
(2) Portfolio commenced operations on May 1, 1996.
(3) Portfolio commenced operations on January 2, 1997.
(4) Portfolio commenced operations on January 2, 1998.
(5) Portfolio commenced operations on May 1, 1998.

There was a significant increase in the turnover rate for the year ended December 31, 1996 for the Bond portfolio because Janus Capital, the portfolio's Sub-Adviser prior to January 1, 1998, determined that the direction of interest rates was becoming increasingly unclear; so the portfolio was positioned more conservatively. Specifically, the portfolio's average maturity was reduced to more closely resemble that of the Lehman Brothers Government/Corporate Bond Index. For the year ended December 31, 1997, the Bond portfolio's increase in turnover rate was the result of portfolio management strategies in trying to maintain benchmark treasury issues. There was also a significant increase in the turnover rate for the WRL Federated Growth & Income for the year ended December 31, 1997 because the portfolio changed its investment objective from a utility based portfolio to a defensive equity portfolio and the portfolio managers implemented a proprietary defensive equity model in selecting new stocks.

The future annual turnover rates cannot be precisely predicted, although an annual turnover rate in excess of 100% is not presently anticipated for the WRL Alger Aggressive Growth, WRL Dean Asset Allocation, WRL Federated Growth & Income and WRL AEGON Balanced; 50% for the WRL NWQ Value Equity and WRL Third Avenue Value; 150% for the WRL Janus Growth; and 200% for the WRL Janus Global.

There are no fixed limitations regarding the portfolio turnover rates of the portfolios. Portfolio turnover rates are expected to fluctuate under constantly changing economic conditions and market circumstances. Higher turnover rates tend to result in higher brokerage fees. Securities initially satisfying the basic policies and objective of each portfolio may be disposed of when they are no longer deemed suitable.

[GRAPHIC OMITTED]  PLACEMENT OF PORTFOLIO BROKERAGE

Subject to policies established by the Board of Directors of the Fund, each portfolio's Sub-Adviser is primarily responsible for placement of a portfolio's securities transactions. In placing orders, it is the policy of a portfolio to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commissions, if any, size of the transaction and difficulty of execution. While each Sub-Adviser generally will seek reasonably competitive spreads or commissions, a portfolio will not necessarily be paying the lowest spread or commission available. A portfolio does not have any obligation to deal with any broker, dealer or group of brokers or dealers in the execution of transactions in portfolio securities.

Decisions as to the assignment of portfolio brokerage business for a portfolio and negotiation of its commission rates are made by the Sub-Adviser, whose policy is to obtain "best execution" (prompt and reliable execution at the most favorable security price) of all portfolio transactions. In placing portfolio transactions, the Sub-Adviser may give consideration to brokers who provide supplemental investment research, in addition to such research obtained for a flat fee, to the Sub-Adviser, and pay spreads or commissions to such brokers or dealers furnishing such services which are in excess of spreads or commissions which another broker or dealer may charge for the same transaction.

In selecting brokers and in negotiating commissions, the Sub-Adviser considers such factors as: the broker's reliability; the quality of its execution services on a continuing basis; the financial condition of the firm; and research products and services provided, which include: (i) furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities and (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories) that assist each Sub-Adviser in carrying out its responsibilities.

Supplemental research obtained through brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by a Sub-Adviser. The expenses of a Sub-Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. A Sub-Adviser may use such research products and services in servicing other accounts in addition to the respective portfolio. If a Sub-Adviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, the Sub-Adviser will allocate the costs of such service or product accordingly. The portion of the product or service that a Sub-Adviser determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for the Sub-Adviser. Conversely, such supplemental information obtained by the placement of business for a Sub-Adviser will be considered by and may be useful to the Sub-Adviser in carrying out its obligations to a portfolio.

When a portfolio purchases or sells a security in the OTC market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of the Sub-Adviser, better prices and executions are likely to be achieved through the use of a broker.

Securities held by a portfolio may also be held by other separate accounts, mutual funds or other accounts for which the Investment Adviser or Sub-Adviser serves as an adviser, or held by the Investment Adviser or Sub-Adviser for their own accounts. Because of different investment objectives or other factors, a particular security may be bought by the Investment Adviser or Sub-Adviser for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for a portfolio or other entities for which they act as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or Sub-Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

On occasions when the Investment Adviser or a Sub-Adviser deems the purchase or sale of a security to be in the best interests of a portfolio as well as other accounts or companies, it may to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the portfolio with those to be sold or purchased for such other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the portfolio and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a portfolio.

The Board of Directors of the Fund periodically reviews the brokerage placement practices of each Sub-Adviser on behalf of the portfolios, and reviews the prices and commissions, if any, paid by the portfolios to determine if they were reasonable.

The Board of Directors of the Fund has authorized the Sub-Advisers to consider sales of the policies and annuity contracts by a broker-dealer as a factor in the selection of broker-dealers to execute portfolio transactions. In addition, the Sub-Advisers may occasionally place portfolio business with affiliated brokers of the Investment Adviser or a Sub-Adviser, including: InterSecurities, Inc., P.O. Box 5068, Clearwater, Florida 33758; Fred Alger & Company, Inc., 75 Maiden Lane, New York, New York 10038; M. J. Whitman, Inc.; M. J. Whitman Senior Debt Corp., 767 Third Avenue, New York, New York 10017-2023; Van

Kampen Funds Inc., 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181, Dreyfus Brokerage Services, Inc., 401 North Maile Drive, Beverly Hills, CA 90210, Dreyfus Investment Services Corp., Union Trust Building, 501 Grant St., Pittsburg, PA 15219 and AEGON USA Securities, Inc., P.O. Box 1449, Cedar Rapids, Iowa 52499. As stated above, any such placement of portfolio business will be subject to the ability of the broker-dealer to provide best execution and to the Conduct Rules of the National Association of Securities Dealers, Inc.

                      Commissions Paid By The Portfolios
                      ----------------------------------


                                                AGGREGATE COMMISSIONS
                                               YEAR ENDED DECEMBER 31
                                  -------------------------------------------------
PORTFOLIO                              1998            1997              1996
---------                         ------------- ----------------- -----------------
 WRL Alger Aggressive Growth(1)     $ 916,267        $ 754,459         $ 337,449
 WRL VKAM Emerging Growth(5)          920,884          627,400           415,717
 WRL Janus Global                   2,373,255        2,305,145         1,269,275
 WRL Janus Growth                   1,023,925        1,367,104           720,978
 WRL C.A.S.E. Growth                  323,967          335,147            97,761
 WRL Third Avenue Value(4)(7)          20,572              N/A               N/A
 WRL Dean Asset
  Allocation                          339,951          352,964           344,847
 WRL LKCM Strategic
  Total Return                        469,460          348,083           398,594
 WRL Federated Growth &
  Income                              262,012          175,035            58,921
 WRL AEGON Balanced                   153,672          105,731            80,216
 WRL NWQ Value Equity (2)             191,139          157,512            63,204
 WRL GE/Scottish Equitable
  International Equity(3)             121,485          102,616               N/A
 WRL GE U.S. Equity(3)(6)             102,182           39,301               N/A
 WRL J.P. Morgan Real
  Estate Securities(7)                  8,206              N/A               N/A



                                                     Affiliated Brokerage Commissions
                                                          Year Ended December 31
                                  ----------------------------------------------------------------------
Portfolio                              1998             %           1997        %        1996       %
---------                         -------------- -------------- ----------- -------- ----------- -------
 WRL Alger Aggressive Growth(1)     912,105          99.55     $749,587      99.35%   $329,194    97.55%
 WRL VKAM Emerging Growth(5)          1,308            < 1%         N/A        N/A         N/A      N/A
 WRL Janus Global                       N/A            N/A           N/A       N/A         N/A      N/A
 WRL Janus Growth                       N/A            N/A           N/A       N/A         N/A      N/A
 WRL C.A.S.E. Growth                    N/A            N/A           N/A       N/A         N/A
 WRL Third Avenue Value(4)(7)        20,568          99.98%
 WRL Dean Asset
  Allocation                            N/A            N/A           N/A       N/A         N/A      N/A
 WRL LKCM Strategic
  Total Return                          N/A            N/A           N/A       N/A         N/A      N/A
 WRL Federated Growth &
  Income                                N/A            N/A           N/A       N/A         N/A      N/A
 WRL AEGON Balanced                     N/A            N/A           N/A       N/A         N/A      N/A
 WRL NWQ Value Equity (2)               N/A            N/A           N/A       N/A         N/A      N/A
 WRL GE/Scottish Equitable
  International Equity(3)               N/A            N/A           N/A       N/A         N/A      N/A
 WRL GE U.S. Equity(3)                  325             <1%          N/A       N/A         N/A      N/A
 WRL J.P. Morgan Real
  Estate Securities(6)(8)               N/A            N/A           N/A       N/A         N/A      N/A


------------------------------
(1) The percentage of the portfolio's aggregate dollar amount of transactions involving the payment of commissions effected through Fred Alger & Company, Incorporated for the fiscal year ended December 31, 1998, 1997 and 1996 was 99.27%, 98.37% and 96.53%, respectively.
(2) Portfolio commenced operations May 1, 1996.
(3) Portfolio commenced operations January 2, 1997.
(4) The percentage of the portfolio's aggregate dollar amount of transactions involving the payment of commissions effected through M.J. Whitman, Inc. for the fiscal year ended December 31, 1998, 1997 and 1996 was 97.91%, N/A and N/A, respectively.
(5) The percentage of the portfolio's aggregate dollar amount of transactions involving the payment of commissions effected through Morgan Stanley &
    Co., Incorporated for the fiscal year ended December 31, 1998, 1997 and 1996 was < 1%, N/A and N/A, respectively.
(6) The percentage of the portfolio's aggregate dollar amount of transactions involving the payment of commissions effected through Paine Webber, Inc. for the fiscal year ended December 31, 1998, 1997 and 1996 was < 1%, N/A and N/A, respectively.
(7) Portfolio commenced operations May 1, 1998.
(8) Portfolio commenced operations January 2, 1998.


WRL Alger Aggressive Growth paid all its affiliated brokerage commissions to Fred Alger & Company, Incorporated; WRL Third Avenue Value portfolio paid 97.91% to M.J. Whitman, Inc.; WRL VKAM Emerging Growth paid less than 1% to Morgan Stanley & Co., Incorporated; and WRL GE U.S. Equity paid less than 1% to Paine Webber, Inc.

The WRL AEGON Bond and the WRL J.P. Morgan Money Market did not pay any brokerage commissions for the years ended December 31, 1998, 1997, and 1996.


                        PURCHSE AND REDEMPTION OF SHARES


[GRAPHIC OMITTED]  DETERMINATION OF OFFERING PRICE

Shares of the portfolios are currently sold only to the separate accounts to fund the benefits under the Policies and the annuity contracts. The portfolios may, in the future, offer their shares to other insurance company separate accounts. The separate accounts invest in shares of a portfolio in accordance with the allocation instructions received from holders of the policies and the annuity contracts. Such allocation rights are further described in the prospectuses and disclosure documents for the policies and the annuity contracts. Shares of the portfolios are sold and redeemed at their respective net asset values as described in the prospectus.

[GRAPHIC OMITTED]  NET ASSET VALUATION

As stated in the prospectus, the net asset value of the portfolios' shares is ordinarily determined, once daily, as of the close of the regular session of business on the New York Stock Exchange ("Exchange") (usually 4:00 p.m., Eastern Time) on each day the Exchange is open. (Currently the Exchange is closed on New Year's Day,

Martin Luther King's Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.) The per share net asset value of a portfolio is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. In determining net asset value, securities listed on the national securities exchanges and traded on the NASDAQ National Market are valued at the closing prices on such markets, or if such a price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the Exchange. Other securities for which quotations are not readily available are valued at fair values as determined in good faith by a portfolio's Investment Adviser under the supervision of the Fund's Board of Directors. Money market instruments maturing in 60 days or less are valued on the amortized cost basis. Values of gold bullion held by a portfolio are based upon daily quotes provided by banks or brokers dealing in such commodities.

                 CALCULATION OF PERFORMANCE RELATED INFORMATION



The Prospectus contains a brief description of how performance is calculated. The following sections describe how performance data is calculated in greater detail.

[GRAPHIC OMITTED]  TOTAL RETURN

Total return quotations for each of the portfolios are computed by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending redeemable value, according to the following equation:

                                P (1+T)n = ERV

  Where:   P =   a hypothetical initial payment of $1,000
           T =   average annual total return
           n =   number of years
         ERV =   ending redeemable value (at the end of the applicable period of a hypothetical $1,000 payment made at the beginning of the applicable period)

The total return quotation calculations for a portfolio reflect the deduction of a proportionate share of the portfolio's investment advisory fee and portfolio expenses and assume that all dividends and capital gains during the period are reinvested in the portfolio when made. The calculations also assume a complete redemption as of the end of the particular period.

Total return quotation calculations do not reflect charges or deductions against the Series Life Account or the Series Annuity Account or charges and deductions against the policies or the annuity contracts. Accordingly, these rates of return do not illustrate how actual investment performance will affect benefits under the policies or the annuity contracts. Where relevant, the prospectuses for the policies and the annuity contracts contain performance information about these products. Moreover, these rates of return are not an estimate, projection or guarantee of future performance. Additional information regarding the investment performance of the portfolios appears in the prospectus.

[GRAPHIC OMITTED]  YIELD QUOTATIONS

The yield quotations for a portfolio (for WRL J.P. Morgan Money Market yield, see "Yield Quotations - WRL J.P. Morgan Money Market ", below) are based on a specific thirty-day period and are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last date of the period, according to the following formula:

               a-b
  YIELD = 2 [ (--- + 1)6 - 1]
               cd


  Where: a =   dividends and interest earned during the period by the portfolio
         b =   expenses accrued for the period (net of reimbursement)
         c =   the average daily number of shares outstanding during the period that were entitled to receive dividends
         d =   the maximum offering price per share on the last day of the period

The yield of the WRL AEGON Bond as computed above for the thirty day period ended December 31, 1998 was 5.26%.

[GRAPHIC OMITTED]  YIELD QUOTATIONS - WRL J.P. MORGAN MONEY MARKET

From time to time the WRL J.P. Morgan Money Market portfolio may quote its yield in reports or other communications to policyholders or in advertising material. Yield quotations are expressed in annualized terms and reflect dividends of a portfolio declared and reinvested daily based upon the net investment income earned by a portfolio each day. The portfolio's yields fluctuate and the yield on any day for any past period is not an indication as to future yields on any investment in the portfolio's shares. Future yields are not guaranteed.

Yield is computed in accordance with a standardized method required by the SEC. The yields for the WRL

J.P. Morgan Money Market for the seven-day period ended December 31, 1998, was 4.96% and was equivalent to a compound effective yield of 5.08%. The current yield for the WRL J.P. Morgan Money Market is an annualization, without compounding, of the portfolio rate of return, and is computed by determining the net change in the value of a hypothetical pre-existing account in the portfolio having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (I.E., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original shares and any such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. The WRL J.P. Morgan Money Market may also calculate the compound effective annualized yields by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365/7, and subtracting 1. The yield quotations for the WRL J.P. Morgan Money Market portfolio do not take into consideration any deductions imposed by the Series Life Account or the Series Annuity Account.

Yield information is useful in reviewing the WRL J.P. Morgan Money Market's performance in seeking to meet its investment objective, but, because yields fluctuate, such information cannot necessarily be used to compare an investment in shares of the portfolio with bank deposits, savings accounts and similar investment alternatives, which often provide an agreed or guaranteed fixed yield for a stated period of time. Also, the portfolio's yields cannot always be compared with yields determined by different methods used by other funds. It should be emphasized that yield is a function of the kind and quality of the instruments in the WRL J.P. Morgan Money Market, portfolio maturity and operating expenses.

                                     TAXES


Shares of the portfolios are offered only to the Separate Accounts that fund the policies and annuity contracts. See the respective prospectuses for the policies and annuity contracts for a discussion of the special taxation of insurance companies with respect to the Separate Accounts and of the policies, the annuity contracts and the holders thereof.

Each portfolio has either qualified, and expects to continue to qualify, for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for that treatment, a portfolio must distribute to its Policyowners for each taxable year at least 90% of its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities that, with respect to any one issuer, do not exceed 5% of the value of the portfolio's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (3) at the close of each quarter of the portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other
RICs) of any one issuer. If each portfolio qualifies as a regulated investment company and distributes to its shareholders substantially all of its net income and net capital gains, then each portfolio should have little or no income taxable to it under the Code.

As noted in the Prospectus, each portfolio must, and intends to, comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements mentioned above, place certain limitations on the proportion of each portfolio's assets that may be represented by any single investment (which generally includes all securities of the same issuer). For purposes of section 817(h), all securities of the same issuer, all interests in the same real property project, and all interest in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered securities issued by the same issuer.

If a portfolio fails to qualify as a regulated investment company, the portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders) and distributions to its shareholders will constitute ordinary income to the extent of such Fund's available earnings and profits. Owners of variable life insurance and annuity contracts which have invested in such a portfolio might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. In addition, if a portfolio failed to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of variable life insurance and annuity contracts which have invested in the portfolio could be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. For additional information concerning the consequences of failure to meet the requirements of section 817(h), see the prospectuses for the Policies or the Annuity Contracts.

A portfolio will not be subject to the 4% Federal excise tax imposed on RICs that do not distribute substantially all their income and gains each calendar year because that tax does not apply to a RIC whose only shareholders are segregated asset accounts of life insurance companies held in connection with variable annuity contracts and/or variable life insurance policies.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by the portfolios. Income from the disposition of foreign currencies, and income from transactions in options, futures, and forward contracts derived by a portfolio with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

Foreign Investments - portfolios investing in foreign securities or currencies (which may include [list portfolios so authorized] may be required to pay withholding, income or other taxes to foreign governments or U.S. possession. Foreign tax withholding from dividends and interest, if any, is generally at a rate between 10% and 35%. The investment yield of any portfolio that invests in foreign securities or currencies is reduced by these foreign taxes. Holders of Policies and Annuity Contracts investing in such portfolios bear the cost of any foreign taxes but will not be able to claim a foreign tax credit or deduction for these foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

Dividends and interest received by each portfolio may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

Under certain circumstances, a portfolio will be subject to Federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in a portfolio's investment company taxable income and, accordingly, will not be taxable to the portfolio to the extent that income is distributed to its shareholders. If a portfolio invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligations, the portfolio will be required to include in income each year its pro rata share of the qualified electing fund's annual net ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss), even if they are not distributed to the portfolio; those amounts would be subject to the Distribution Requirement. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof. A portfolio, however, may qualify for, and may make, an election permitted under Section 853 of the Code so that shareholders may be eligible to claim a credit or deduction on their Federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid or incurred by the portfolio to foreign countries (which taxes relate primarily to investment income). The portfolio may make an election under Section 853 of the Code, provided that more than 50% of the value of the portfolio's total assets at the close of the taxable year consists of securities in foreign corporations, and the portfolio satisfies applicable distribution provisions of the Code. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code. In addition, another election is available that would involve marking to market a portfolio's PFIC stock at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized although any such gains recognized will be ordinary income rather than capital gain. If this election were made, tax at the portfolio level under the PFIC rules would be eliminated, but a portfolio could, in limited circumstances, incur nondeductible interest charges. A portfolio's intention to qualify annually as a regulated investment company may limit a portfolio's election with respect to PFIC stock.

The foregoing is only a general summary of some of the important Federal income tax considerations generally affecting the portfolios and their shareholders. No attempt is made to present a complete explanation of the Federal tax treatment of the portfolios' activities, and this discussion and the discussion in the prospectuses and/or statements of additional information for the Policies and Annuity Contracts are not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisors for more detailed information and for information regarding any state, local, or foreign taxes applicable to the policies, annuity contracts and the holders thereof.

                           CAPITAL STOCK OF THE FUND

As described in the Prospectus, the Fund offers a separate class of common stock for each portfolio. The Fund is currently comprised of the following portfolios: WRL VKAM Emerging Growth, WRL T. Rowe Price Small Cap, WRL Goldman Sachs Small Cap, WRL Alger Aggressive Growth, WRL GE/Scottish Equitable International Equity, WRL Janus Global, WRL Dreyfus Mid Cap, WRL Salomon All Cap, WRL Pilgrim Baxter Mid Cap Growth, WRL Janus Growth, WRL Goldman Sachs Growth, WRL C.A.S.E. Growth, WRL GE U.S. Equity, WRL NWQ Value Equity, WRL T. Rowe Price Dividend Growth, WRL Dean Asset Allocation, WRL LKCM Strategic Total Return, WRL Federated Growth & Income, WRL AEGON Balanced, WRL J.P. Morgan Real Estate Securities, WRL AEGON Bond and WRL J.P. Morgan Money Market.

                             REGISTRATION STATEMENT

There has been filed with the Securities and Exchange Commission, Washington, D.C. a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this Statement of Additional Information relates. If further information is desired with respect to the portfolios or such securities, reference is made to the Registration Statement and the exhibits filed as part thereof.

                              FINANCIAL STATEMENTS

The audited financial statements for each portfolio (except the WRL T. Rowe Price Small Cap, WRL Goldman Sachs Small Cap, WRL Dreyfus Mid Cap, WRL Salomon All Cap, WRL Pilgrim Baxter Mid Cap Growth, WRL Goldman Sachs Growth and WRL T. Rowe Price Dividend Growth, which commenced operations on May 1, 1999) of the Fund for the year ended December 31, 1998 and the report of the Fund's independent accountants are included in the 1998 Annual Report, and are incorporated herein by reference to such report.

                               OTHER INFORMATION

[GRAPHIC OMITTED]  INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, located at 160 Federal Street, Boston, Massachusetts 02110-9862, serves as the Fund's independent accountants. The Fund has engaged PricewaterhouseCoopers LLP to examine, in accordance with generally accepted auditing standards, its annual report.

[GRAPHIC OMITTED]  CUSTODIAN

Investors Bank & Trust Company ("IBT"), located at 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116, serves as the Fund's Custodian and Dividend Disbursing Agent. IBT provides comprehensive asset administrative services to the Fund and other members of the financial industry which include: multi-currency accounting; institutional transfer agency services; domestic and global custody; performance measures; foreign exchange; and securities lending and mutual fund administrative services.

                                  APPENDIX A

                      DESCRIPTION OF PORTFOLIO SECURITIES


     The following is intended only as a supplement to the information contained in the Prospectus and should be read only in conjunction with the Prospectus. Terms defined in the Prospectus and not defined herein have the same meanings as those in the Prospectus.

      1. CERTIFICATE OF DEPOSIT.* A certificate of deposit generally is a short-term, interest bearing negotiable certificate issued by a commercial bank or savings and loan association against funds deposited in the issuing institution.

      2. EURODOLLAR CERTIFICATE OF DEPOSIT.* A Eurodollar certificate of deposit is a short-term obligation of a foreign subsidiary of a U.S. bank payable in U.S. dollars.

      3. FLOATING RATE NOTE.* A floating rate note is debt issued by a corporation or commercial bank that is typically several years in term but whose interest rate is reset every one to six months.

      4. INVERSE FLOATING RATE SECURITIES.* Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities.

      5. FLOATING RATE OBLIGATIONS.* Floating rate obligations generally exhibit a low price volatility for a given stated maturity or average life because their coupons adjust with changes in interest rates.

      6. TIME DEPOSIT.* A time deposit is a deposit in a commercial bank for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

      7. BANKERS' ACCEPTANCE.* A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

      8. VARIABLE AMOUNT MASTER DEMAND NOTE.*  A variable amount master demand note is a note which fixes a minimum and maximum amount of credit and provides for lending and repayment within those limits at the discretion of the lender. Before investing in any variable amount master demand notes, a portfolio will consider the liquidity of the issuer through periodic credit analysis based upon publicly available information.

      9. PREFERRED STOCKS. Preferred stocks are securities which represent an ownership interest in a corporation and which give the owner a prior claim over common stock on the corporation's earnings and assets. Preferred stock generally pays quarterly dividends. Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stock from one another are the dividend rights, which may be cumulative or non-cumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.

     10. CONVERTIBLE SECURITIES. A portfolio may invest in debt securities convertible into or exchangeable for equity securities, or debt securities that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities or acquired as part of units of the securities. Such securities normally pay less current income than securities into which they are convertible, and the concomitant risk of loss from declines in those values.

     11. COMMERCIAL PAPER.* Commercial paper is a short-term promissory note issued by a corporation primarily to finance short-term credit needs.

     12. REPURCHASE AGREEMENT.* A repurchase agreement is an instrument under which a portfolio acquires ownership of a debt security and the seller agrees to repurchase the obligation at a mutually agreed upon time and price. The total amount received on repurchase is calculated to exceed the price paid by the portfolio, reflecting an agreed upon market rate of interest for the period from the time of a portfolio's purchase of the security to the settlement date (i.e., the time of repurchase), and would not necessarily relate to the interest rate on the underlying securities. A portfolio will only enter into repurchase agreements with underlying securities consisting of U.S. Government or government agency securities,

--------------
* Short-term Securities.

certificates of deposit, commercial paper or bankers' acceptances, and will be entered only with primary dealers. While a portfolio may invest in repurchase agreements for periods up to 30 days, it is expected that typically such periods will be for a week or less. The staff of the SEC has taken the position that repurchase agreements of greater than seven days together with other illiquid investments should be limited to an amount not in excess of 15% of a portfolio's net assets.

     Although repurchase transactions usually do not impose market risks on the purchaser, a portfolio would be subject to the risk of loss if the seller fails to repurchase the securities for any reason and the value of the securities is less than the agreed upon repurchase price. In addition, if the seller defaults, a portfolio may incur disposition costs in connection with liquidating the securities. Moreover, if the seller is insolvent and bankruptcy proceedings are commenced, under current law, a portfolio could be ordered by a court not to liquidate the securities for an indeterminate period of time and the amount realized by a portfolio upon liquidation of the securities may be limited.

     13. REVERSE REPURCHASE AGREEMENT. A reverse repurchase agreement involves the sale of securities held by a portfolio, with an agreement to repurchase the securities at an agreed upon price, date and interest payment. A portfolio will use the proceeds of the reverse repurchase agreements to purchase other money market securities maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. A portfolio will utilize reverse repurchase agreements when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transactions.

     14. ASSET-BACKED SECURITIES. A portfolio may invest in securities backed by automobile receivables and credit card receivables and other securities backed by other types of receivables or other assets. Credit support for asset-backed securities may be based on the underlying assets and/or provided through credit enhancements by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over-collateralization. A portfolio will only purchase an asset-backed security if it is rated at least "A" by S&P or Moody's.

     15. MORTGAGE-BACKED SECURITIES. A portfolio may purchase mortgage-backed securities issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. Mortgage-backed securities include mortgage pass-through securities, mortgage-backed bonds, and mortgage pay-through securities. A mortgage pass-through security is a pro-rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder. Mortgage-backed bonds are general obligations of their issuers, payable out of the issuers' general funds and additionally secured by a first lien on a pool of mortgages. Mortgage pay-through securities exhibit characteristics of both pass-through and mortgage-backed bonds. Mortgage-backed securities also include other debt obligations secured by mortgages on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and a portfolio may invest in them if it is determined they are consistent with the portfolio's investment objective and policies.

     16. COLLATERALIZED MORTGAGE OBLIGATIONS. (CMOs) are pay-through securities collateralized by mortgages or mortgage-backed securities. CMOs are issued in classes and series that have different maturities and interest rates.

     17. STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities are created when the principal and interest payments of a mortgage-backed security are separated by a U.S. Government agency or a financial institution. The holder of the "principal-only" security receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security receives interest payments from the same underlying security.

     The value of mortgage-backed securities may change due to changes in the market's perception of issuers. In addition, the mortgage securities market in general may be adversely affected by regulatory or tax changes. Non-governmental mortgage-backed securities may offer a higher yield than those issued by government entities but also may be subject to greater price change than government securities.

     Like most mortgage securities, mortgage-backed securities are subject to prepayment risk. When prepayment occurs, unscheduled or early payments are made on the underlying mortgages, which may shorten the effective maturities of those securities and may lower their total return. Furthermore, the prices of stripped mortgage-backed securities can be significantly affected by changes in interest rates as well. As interest rates fall, prepayment rates tend to increase, which in turn tends to reduce prices of "interest-only" securities and increase prices of "principal-only" securities. Rising interest rates can have the opposite effect.

     18. FINANCING CORPORATION SECURITIES. (FICOs) are debt obligations issued by the Financing Corporation. The Financing Corporation was originally created to recapitalize the Federal Savings and Loan Insurance Corporation (FSLIC) and now functions as a financing vehicle for the FSLIC Resolution Fund, which received substantially all of FSLIC's assets and liabilities.

     19. U.S. GOVERNMENT SECURITIES. U.S. Government securities are securities issued by or guaranteed by the U.S. Government or its agencies or instrumentalities. U.S. Government securities have varying degrees of government backing. They may be backed by the credit of the U.S. Government as a whole or only by the issuing agency or instrumentality. For example, securities issued by the Financing Corporation are supported only by the credit of the Financing Corporation, and not by the U.S. Government. Securities issued by the Federal Home Loan Banks and the Federal National Mortgage Association
(FNMA) are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. U.S. Treasury bonds, notes, and bills, and some agency securities, such as those issued by the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. Government as to payment of principal and interest and are the highest quality U.S. Government securities. Each portfolio, and its share price and yield, are not guaranteed by the U.S. Government.

     20. ZERO COUPON BONDS.  Zero coupon bonds are created three ways:

    1) U.S. TREASURY STRIPS (Separate Trading of Registered Interest and Principal of Securities) are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financial Corporation (FICO) also can be stripped in this fashion.

    2) STRIPS are created when a dealer deposits a Treasury Security or a Federal agency security with a custodian for safe keeping and then sells the coupon payments and principal payment that will be generated by this security separately. Proprietary receipts, such as Certificates of Accrual on Treasury Securities (CATS), Treasury Investment Growth Receipts (TIGRS), and generic Treasury Receipts (TRs), are stripped U.S. Treasury securities separated into their component parts through custodial arrangements established by their broker sponsors. FICO bonds have been stripped in this fashion. The portfolios have been advised that the staff of the Division of Investment Management of the SEC does not consider such privately stripped obligations to be U.S. Government securities, as defined by the 1940 Act. Therefore, the portfolios will not treat such obligations as U.S. Government securities for purposes of the 65% portfolio composition ratio.

    3) ZERO COUPON BONDS can be issued directly by Federal agencies and instrumentalities, or by corporations. Such issues of zero coupon bonds are originated in the form of a zero coupon bond and are not created by stripping an outstanding bond.

     Zero coupon bonds do not make regular interest payments. Instead they are sold at a deep discount from their face value. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change. In calculating its dividends, the Fund takes into account as income a portion of the difference between zero coupon bond's purchase price and its face value.

     21. BOND WARRANTS. A warrant is a type of security that entitles the holder to buy a proportionate amount of a bond at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. Warrants generally trade in the open market and may be sold rather than exercised.

     22. OBLIGATIONS OF SUPRANATIONAL ENTITIES. Obligations of supranational entities include those of international organizations designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World
Bank), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. There is no assurance that foreign governments will be able or willing to honor their commitments.

     23. EQUIPMENT LEASE AND TRUST CERTIFICATES. A portfolio may invest in equipment lease and trust certificates, which are debt securities that are secured by direct or indirect interest in specified equipment or equipment leases (including, but not limited to, railroad rolling stock, planes, trucking or shipping fleets, or other personal property).

     24. TRADE CLAIMS. Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty.

                                  APPENDIX B

                    BRIEF EXPLANATION OF RATING CATEGORIES

                                BOND RATING   EXPLANATION
                                -----------   -----------
STANDARD & POOR'S CORPORATION   AAA           Highest rating; extremely strong capacity to pay principal and interest.
                                AA            High quality; very strong capacity to pay principal and interest.
                                A             Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
                                BBB           Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capac-
                                              ity to pay principal and interest then for higher rated bonds.
                                BB, B, and    Predominantly speculative with respect to the issuer's capacity to
                                CC, CC, C     meet required interest and principal payments. BB - lowest degree of speculation; C- the highest degree of speculation. Quality and protective characteristics outweighed by large uncertainties or major risk exposure to adverse conditions.
                                D             In default.

PLUS (+) OR MINUS (-) - The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

UNRATED - Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.


MOODY'S INVESTORS SERVICE, INC.   Aaa   Highest qualty, smallest degree of investment risk.
                                  Aa    High quality; together with Aaa bonds, they compose the high-grade bond group.
                                  A     Upper-medium grade obligations; many favorable investment
                                        attributes.
                                  Baa   Medum-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.
                                  Ba    More unceratin, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
                                  B     Lack characteristics of desirable investment; potentially low assur-
                                        ance of timely interest and principal payments or maintenance of other contract terms over time.
                                  Caa   Poor standing, may be in default; elements of danger with respect to principal or interest payments.
                                  Ca    Speculative in a high degree; could be in default or have other marked short-comings.
                                  C     Lowest-rated; extremely poor prospects of ever attaining investment standing.

UNRATED - Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:
     1. An application for rating was not received or accepted.
     2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.
     3. There is lack of essential data pertaining to the issue or issuer.
     4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                             WRL SERIES FUND, INC.

                          WRL ALGER AGGRESSIVE GROWTH
                               WRL JANUS GLOBAL
                               WRL JANUS GROWTH
                        WRL LKCM STRATEGIC TOTAL RETURN
                    WRL J.P. MORGAN REAL ESTATE SECURITIES


                      STATEMENT OF ADDITIONAL INFORMATION


This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the WRL Series Fund, Inc. (the "Fund") Prospectus. A copy of the Prospectus may be obtained from the Fund by writing the Fund at 570 Carillon Parkway, St. Petersburg, FL 33716 or by calling the Fund at (800) 851-9777.

                              Investment Adviser:


                        WRL INVESTMENT MANAGEMENT, INC.

                                 Sub-Advisers:

                          FRED ALGER MANAGEMENT, INC.
                           JANUS CAPITAL CORPORATION
                  LUTHER KING CAPITAL MANAGEMENT CORPORATION
                        FEDERATED INVESTMENT COUNSELING
                    J.P. MORGAN INVESTMENT MANAGEMENT INC.


The date of the Prospectus to which this Statement of Additional Information relates and the date of this Statement of Additional Information is May 1, 1999.

                              TABLE OF CONTENTS




                                                                        Page in this Statement
                                                                                  of
                                                                        Additional Information
                                                                       -----------------------
Fund History                                                                       1

INVESTMENT OBJECTIVES AND POLICIES                                                 2

Investment Restrictions                                                            2

 WRL Alger Aggressive Growth                                                       2
 WRL Janus Global                                                                  3
 WRL Janus Growth                                                                  4
 WRL LKCM Strategic Total Return                                                   5
 WRL J.P. Morgan Real Estate Securities                                            6

INVESTMENT POLICIES                                                                7
 Lending                                                                           7
 Borrowing                                                                         7
 Short Sales                                                                       8
 Foreign Securities                                                                8
 Foreign Bank Obligations                                                          9
 Forward Foreign Currency Contracts                                                9
 When-Issued, Delayed Settlement and Forward Delivery Securities                   9
 Repurchase and Reverse Repurchase
   Agreements                                                                     10
 Temporary Defensive Position                                                     10
 U.S. Government Securities                                                       10
 Non-Investment Grade Debt Securities                                             11
 Convertible Securities                                                           11
 Investments in Futures, Options and Other Derivative Instruments                 11
 Zero Coupon, Pay-In-Kind and Step Coupon Securities                              20
 Warrants and Rights                                                              21
 Mortgage-Backed Securities                                                       21
 Asset-Backed Securities                                                          21
 Pass-Through Securities                                                          22
 Other Income Producing Securities                                                22
 Illiquid and Restricted/144A Securities                                          22
 Other Investment Companies                                                       23
 Bank and Thrift Obligations                                                      23
 Investments in the Real Estate Industry and Real Estate Investment
   Trusts ("REITs")                                                               24
 Variable Rate Master Demand Notes                                                24
 Debt Securities and Fixed-Income Investing                                       25
 High Yield/High-Risk Securities                                                  25
 Trade Claims                                                                     25

MANAGEMENT OF THE FUND                                                            26

 Directors and Officers                                                           26
 The Investment Adviser                                                           27
 The Sub-Advisers                                                                 30

                                                      Page in this Statement
                                                                of
                                                      Additional Information
                                                     -----------------------
 Joint Trading Accounts                                         32
 Administrative and Transfer Agency Services                    32
 Personal Securities Transactions                               32

PORTFOLIO TRANSACTIONS AND BROKERAGE                            33

 Portfolio Turnover                                             33
 Placement of Portfolio Brokerage                               33

PURCHASE AND REDEMPTION OF SHARES                               35

 Determination of Offering Price                                35
 Net Asset Valuation                                            35

CALCULATION OF PERFORMANCE
 RELATED INFORMATION                                            36

 Total Return                                                   36
 Yield Quotations                                               36

TAXES                                                           36

CAPITAL STOCK OF THE FUND                                       38

REGISTRATION STATEMENT                                          38

FINANCIAL STATEMENTS                                            38

OTHER INFORMATION                                               39

 Independent Accountants                                        39
 Custodian                                                      39

Appendix A - Description of Portfolio Securities               A-1

Appendix B - Brief Explanation of
             Rating Categories                                 B-1

[GRAPHIC OMITTED]   FUND HISTORY


The Fund was incorporated under the laws of the State of Maryland on August 21, 1985 and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company.

The Fund offers its shares only for purchase by the separate accounts of the Life Companies to fund benefits under variable life insurance policies or variable annuity contracts issued by AUSA Life Insurance Company, Inc.
("AUSA"), PFL Life Insurance Company ("PFL"), Western Reserve Life Assurance
Co. of Ohio ("WRL") and People's Benefit Life Insurance Company ("Peoples")
(the "Life Companies"). Shares may be offered to other life insurance companies in the future. On April 30, 1999, AUSA and PFL redeemed shares of the WRL Janus Growth portfolio owned by them to fund certain variable annuity contracts. Prior to the redemption, AUSA and PFL together owned approximately 20% of the portfolio's outstanding securities.

Because Fund shares are sold to separate accounts established to receive and invest premiums received under variable life insurance policies and purchase payments received under the variable annuity contracts, it is conceivable that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts of the Life Companies to invest in the Fund simultaneously. Neither the Life Companies nor the Fund currently foresees any such disadvantages or conflicts, either to variable life insurance policyholders or to variable annuity contract owners. Any Life Company may notify the Fund's Board of a potential or existing conflict. The Fund's Board will then determine if a material conflict exists and what action, if any, should be taken in response. Such action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policyholders and those given by variable annuity contract owners. The Fund's Board might conclude that separate funds should be established for variable life and variable annuity separate accounts. If this happens, the affected Life Companies will bear the attendant expenses of establishing separate funds. As a result, variable life insurance policyholders and variable annuity contract owners would no longer have the economies of scale typically resulting from a larger combined fund.


The Fund offers a separate class of common stock for each portfolio. All shares of a portfolio have equal voting rights, but only shares of a particular portfolio are entitled to vote on matters concerning only that portfolio. Each of the issued and outstanding shares of a portfolio is entitled to one vote and to participate equally in dividends and distributions declared by the portfolio and, upon liquidation or dissolution, to participate equally in the net assets of the portfolio remaining after satisfaction of outstanding liabilities. The shares of a portfolio, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion, exchange or similar rights, and will be freely transferable. Shares do not have cumulative voting rights. The holders of more than 50% of the shares of the Fund voting for the election of directors can elect all of the directors of the Fund if they so choose. In such event, holders of the remaining shares would not be able to elect any directors.


Only the separate accounts of the Life Companies may hold shares of the Fund and are entitled to exercise the rights directly as described above. To the extent required by law, the Life Companies will vote the Fund's shares held in the separate accounts, including Fund shares which are not attributable to policyowners, at meetings of the Fund, in accordance with instructions received from persons having voting interests in the corresponding sub-accounts of the separate accounts. Except as required by the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund does not hold regular or special policyowner meetings. If the 1940 Act or any regulation thereunder should be amended, or if present interpretation thereof should change, and as a result it is determined that the Life Companies are permitted to vote the Fund's shares in their own right, they may elect to do so. The rights of policyowners are described in more detail in the prospectuses or disclosure documents for the policies and the annuity contracts, respectively.

                       INVESTMENT OBJECTIVES AND POLICIES


The investment objectives of the WRL VKAM Emerging Growth, WRL T. Rowe Price Small Cap, WRL Goldman Sachs Small Cap, WRL Alger Aggressive Growth, WRL GE/Scottish Equitable International Equity, WRL Janus Global, WRL Third Avenue Value, WRL Dreyfus Mid Cap, WRL Salomon All Cap, WRL Pilgrim Baxter Mid Cap Growth, WRL Janus Growth, WRL Goldman Sachs Growth, WRL C.A.S.E. Growth, WRL GE U.S. Equity, WRL NWQ Value Equity, WRL T. Rowe Price Dividend Growth, WRL Dean Asset Allocation, WRL LKCM Strategic Total Return, WRL Federated Growth & Income, WRL AEGON Balanced, WRL J.P. Morgan Real Estate Securities, WRL AEGON Bond and WRL J.P. Morgan Money Market (a "portfolio" or collectively, the "portfolios") of the Fund are described in the Fund's' prospectus. Shares of the portfolios are sold only to the separate accounts of WRL and to separate accounts of certain of its affiliated life insurance companies (collectively, the "separate accounts") to fund the benefits under certain variable life insurance policies (the "policies") and variable annuity contracts (the "annuity contracts").


As indicated in the prospectus, each portfolio's investment objective and, unless otherwise noted, its investment policies and techniques may be changed by the Board of Directors of the Fund without approval of shareholders or holders of the policies or annuity contracts (collectively, "policyowners"). A change in the investment objective or policies of a portfolio may result in the portfolio having an investment objective or policies different from those which a policyowner deemed appropriate at the time of investment.


As indicated in the prospectus, each portfolio is subject to certain fundamental policies and restrictions which may not be changed without the approval of the holders of a majority of the outstanding voting securities of the portfolio. "Majority" for this purpose and under the 1940 Act means the lesser of (i) 67% of the outstanding voting securities represented at a meeting at which more than 50% of the outstanding voting securities of a portfolio are represented or (ii) more than 50% of the outstanding voting securities of a portfolio. A complete statement of all such fundamental policies is set forth below. State insurance laws and regulations may impose additional limitations on the Fund's investments, including the Fund's ability to borrow, lend and use options, futures and other derivative instruments. In addition, such laws and regulations may require that a portfolio's investments meet additional diversification or other requirements.

IVESTMENT RESTRICTIONS


[GRAPHIC OMITTED]   WRL ALGER AGGRESSIVE GROWTH
                    (FORMERLY AGGRESSIVE GROWTH PORTFOLIO)


The portfolio may not, as a matter of fundamental policy:

      1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than Government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of such issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer.

      2. Purchase any securities that would cause more than 25% of the value of the portfolio's total assets to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government securities.

      3. Invest in commodities except that the portfolio may purchase or sell stock index futures contracts and related options thereon if thereafter no more than 5% of its total assets are invested in aggregate initial margin and premiums.

      4. Purchase or sell real estate or real estate limited partnerships, except that the portfolio may purchase and sell securities secured by real estate, mortgages or interests therein and securities that are issued by companies that invest or deal in real estate.

      5. Make loans to others, except through purchasing qualified debt obligations, lending portfolio securities or entering into repurchase agreements.

      6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

      7. Borrow money, except that the portfolio may borrow from banks for investment purposes as set forth in the Prospectus. Immediately after any borrowing, including reverse repurchase agreements, the portfolio will maintain asset coverage of not less than 300% with respect to all borrowings.

      8. Issue senior securities, except that the portfolio may borrow from banks for investment purposes so long as the portfolio maintains the required coverage.

Furthermore, the portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or policyowner approval:

      (A) The portfolio may not sell securities short or purchase securities on margin, except that the portfolio may obtain any short-term credit necessary for the clearance of purchases and sales of securities. These restrictions shall not apply to transactions involving selling securities "short against the box."

      (B) The portfolio may not invest in securities of other investment companies, except as it may be acquired as part of a merger, consolidation, reorganization, acquisition of assets or offer of exchange.

      (C) The portfolio may not pledge, hypothecate, mortgage or otherwise encumber more than 10% of the value of the portfolio's total assets except as noted in (E) below. These restrictions shall not apply to transactions involving reverse repurchase agreements or the purchase of securities subject to firm commitment agreements or on a when-issued basis.

      (D) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which the Board of Directors has made a determination as to liquidity, as permitted under the 1940 Act.

      (E) The portfolio may not invest in companies for the purpose of exercising control or management.


[GRAPHIC OMITTED]   WRL JANUS GLOBAL
                    (FORMERLY GLOBAL PORTFOLIO)


The portfolio may not, as a matter of fundamental policy:

      1. (a) With respect to 75% of the portfolio's assets, invest in the securities (other than Government securities as defined in the 1940 Act) of any one issuer if immediately thereafter, more than 5% of the portfolio's total assets would be invested in securities of that issuer; or (b) with respect to 100% of the portfolio's assets, own more than either (i) 10% in principal amount of the outstanding debt securities of an issuer, or (ii) 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to Government securities, bank money market instruments or bank repurchase agreements.

      2. Invest more than 25% of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

      3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

      4. Invest directly in real estate or interests in real estate; however, the portfolio may own debt or equity securities issued by companies engaged in those businesses.

      5. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

      6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

      7. Borrow money, except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

      8. Issue senior securities, except as permitted by the 1940 Act.

Furthermore, the portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or policyowner approval:

      (A) The portfolio may not (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the portfolio's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the portfolio's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets.


      (B) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short.

      (C) The portfolio may not purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions, provided that margin payments and other deposits in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

      (D) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies.

Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.

      (E) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or the segregation of assets in connection with such contracts.

      (F) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which the Board of Directors has made a determination as to liquidity, as permitted under the 1940 Act.

      (G) The portfolio may not invest in companies for the purpose of exercising control or management.


[GRAPHIC OMITTED]   WRL JANUS GROWTH
                    (FORMERLY GROWTH PORTFOLIO)


A portfolio may not, as a matter of fundamental policy:

      1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than cash items and "Government securities" as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of such issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer.

      2. Invest more than 25% of the value of the portfolio's assets in any particular industry (other than Government securities).

      3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this restriction shall not prevent the portfolio from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities).

      4. Invest directly in real estate or interests in real estate, including limited partnership interests; however, the portfolio may own debt or equity securities issued by companies engaged in those businesses.

      5. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the portfolio.

      6. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

      7. Borrow money, except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% restriction. This policy shall not prohibit reverse repurchase agreements or deposits of assets to provide margin or guarantee positions in connection with transactions in options, future contracts, swaps, forward contracts, or other derivative instruments or the segregation of assets in connection with such transactions.

      8. Issue senior securities, except as permitted by the 1940 Act.

Furthermore, the portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or policyowner approval:

(A) A portfolio may not, as a matter of non-fundamental policy: (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the portfolio's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the portfolio's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets.

      (B) A portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

      (C) A portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, swaps, forward contracts and other derivative instruments are not deemed to constitute selling securities short.

      (D) A portfolio may not purchase securities on margin, except that a portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

      (E) A portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any securities for which the Board of Directors or the Sub-Adviser has made a determination of liquidity, as permitted under the 1940 Act.

      (F) A portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Restrictions (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers to exchange, or as a result of reorganization, consolidation, or merger. If the portfolio invests in a money market fund, the Investment Adviser will reduce its advisory fee by the amount of any investment advisory or administrative service fees paid to the investment manager of the money market fund.

      (G) A portfolio may not invest more than 25% of its net assets at the time of purchase in the securities of foreign issuers and obligors.

      (H) A portfolio may not invest in companies for the purpose of exercising control or management.


[GRAPHIC OMITTED]   WRL LKCM STRATEGIC TOTAL RETURN
                    (FORMERLY STRATEGIC TOTAL RETURN PORTFOLIO)


The portfolio may not, as a matter of fundamental policy:

      1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than Government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of such issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of such issuer.

      2. Invest more than 25% of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services, for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction. In addition, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

      3. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the portfolio from investing in securities or other instruments backed by physical commodities).

      4. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

      5. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper or debt securities).

      6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

      7. Borrow money, except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation.

      8. Issue senior securities, except as permitted by the 1940 Act.

Furthermore, the portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or policyowner approval:

      (A) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that margin payments and other deposits in connection with transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short.

      (B) The portfolio may not purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and that margin payments and other deposits in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

      (C) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies.

Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.

      (D) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply in the case of assets deposited to margin or guarantee positions in options, futures contracts and options on futures contracts or placed in a segregated account in connection with such contracts.

      (E) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 Act or any other securities as to which the Board of Directors has made a determination as to liquidity, as permitted under the 1940 Act.

      (F) The portfolio may not invest in companies for the purpose of exercising control or management.

      (G) The portfolio may not invest in securities of foreign issuers denominated in foreign currency and not publicly traded in the United States if at the time of acquisition more than 10% of the portfolio's total assets would be invested in such securities.


[GRAPHIC OMITTED]   WRL J.P. MORGAN REAL ESTATE SECURITIES
                    (FORMERLY REAL ESTATE SECURITIES PORTFOLIO)


The portfolio may not, as a matter of fundamental policy:

      1. Invest less than 25% of its assets in securities of issuers primarily engaged in the real estate industry. The portfolio will not invest more than 25% of its assets in the securities of issuers primarily engaged in any other single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.


      2. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).


      3. Invest directly in real estate or interests in real estate; however, the portfolio may own securities or other instruments backed by real estate, including mortgage-backed securities, or debt or equity securities issued by companies engaged in those businesses and the portfolio may hold and sell real estate acquired by the portfolio as a result of the ownership of securities.


      4. Make loans, except that the portfolio (i) may lend portfolio securities with a value not exceeding one-third of the portfolio's total assets, (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of debt obligations (including privately issued debt obligations), loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.


      5. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.


      6. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of the portfolio's total assets (including the amount borrowed) less liabilities
(other than borrowings). Any borrowings that exceed 33 1/3% of the value of the portfolio's total assets by reason of the decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.


      7. Issue senior securities, except as permitted by the 1940 Act.

Furthermore, the portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or policyowner approval:


      (A) The portfolio may not (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the portfolio's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the portfolio's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets.

      (B) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short and provided that transactions in options, futures contracts, swaps, forward contracts and other derivative instruments are not deemed to constitute selling securities short.

      (C) The portfolio may not purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions, provided that margin payments and other deposits in connection with transactions in options, futures contracts, swaps and forward contracts and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

      (D) The portfolio may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as otherwise permitted under the 1940 Act.

      (E) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Directors, as permitted under the 1940 Act.

      (F) The portfolio may not invest in companies for the purpose of exercising control or management.


                               INVESTMENT POLICIES


This section explains certain other portfolio policies, subject to each portfolio's investment restrictions. PLEASE CAREFULLY REVIEW THE "INVESTMENT RESTRICTIONS" FOR EACH PORTFOLIO LISTED ABOVE.


[GRAPHIC OMITTED]   LENDING


Each of the portfolios may lend its portfolio securities subject to the restrictions stated in this Statement of Additional Information. Under applicable regulatory requirements (which are subject to change), the following conditions apply to securities loans: (a) the loan must be continuously secured by liquid assets maintained on a current basis in an amount at least equal to the market value of the securities loaned; (b) each portfolio must receive any dividends or interest paid by the issuer on such securities; (c) each portfolio must have the right to call the loan and obtain the securities loaned at any time upon notice of not more than five business days, including the right to call the loan to permit voting of the securities; and (d) each portfolio must receive either interest from the investment of collateral or a fixed fee from the borrower.


State laws and regulations may impose additional limitations on borrowings.


Securities loaned by a portfolio remain subject to fluctuations in market value. A portfolio may pay reasonable finders, custodian and administrative fees in connection with a loan. Securities lending, as with other extensions of credit, involves the risk that the borrower may default. Although securities loans will be fully collateralized at all times, a portfolio may experience delays in, or be prevented from, recovering the collateral. During the period that the portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. The portfolios do not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if it were considered important with respect to the investment. A portfolio may also incur expenses in enforcing its rights. If a portfolio has sold a loaned security, it may not be able to settle the sale of the security and may incur potential liability to the buyer of the security on loan for its costs to cover the purchase.


WRL LKCM Strategic Total Return may also lend (or borrow) money to other funds that are managed by its respective sub-adviser, provided that the portfolio seeks and obtains permission from the SEC.


[GRAPHIC OMITTED]   BORROWING


Subject to its investment restrictions, each portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 33 1/3% of total assets for the WRL Alger Aggressive Growth, and the WRL J. P. Morgan Real Estate Securities; and 25% of total assets for all other portfolios.


To secure borrowings, a portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets.


The portfolios with a common Sub-Adviser may also borrow (or lend) money to other portfolios or funds that permit such transactions and are also advised by that Sub-Adviser, provided each portfolio or fund seeks and obtains permission from the SEC. There is no assurance that such permission would be granted.

The WRL Alger Aggressive Growth may borrow for investment purposes - this is called "leveraging." The portfolio may borrow only from banks, not from other investment companies. There are risks associated with leveraging:

/diamond/ If a portfolio's asset coverage drops below 300% of borrowings, the portfolio may be required to sell securities within three days to reduce its debt and restore the 300% coverage, even though it may be disadvantageous to do so.

/diamond/ Leveraging may exaggerate the effect on net asset value of any increase or decease in the market value of a portfolio's securities.

/diamond/ Money borrowed for leveraging will be subject to interest costs. In certain cases, interest costs may exceed the return received on the securities purchased.

/diamond/ A portfolio may be required to maintain minimum average balances in connection with borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.


[GRAPHIC OMITTED]   SHORT SALES


Each portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities sold short or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.


[GRAPHIC OMITTED]   FOREIGN SECURITIES


Subject to a portfolio's investment restricitions and policies, a portfolio may purchase certain foreign securities. Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issuers. These considerations include:

     o CURRENCY TRADING COSTS. A portfolio incurs costs in converting foreign currencies into U.S. dollars, and vice versa.

     o DIFFERENT ACCOUNTING AND REPORTING PRACTICES. Foreign companies are generally subject to tax laws and to accounting, auditing and financial reporting standards, practices and requirements different from those that apply in the U.S.

     o LESS INFORMATION AVAILABLE. There is generally less public information available about foreign companies.

     o MORE DIFFICULT BUSINESS NEGOTIATIONS. A portfolio may find it difficult to enforce obligations in foreign countries or to negotiate favorable brokerage commission rates.

     o REDUCED LIQUIDITY/INCREASED VOLATILITY. Some foreign securities are less liquid and their prices more volatile, than securities of comparable U.S. companies.

     o SETTLEMENT DELAYS. Settling foreign securities may take longer than settlements in the U.S.

     o HIGHER CUSTODY CHARGES. Custodianship of shares may cost more for foreign securities than it does for U.S. securities.

     o ASSET VULNERABILITY. In some foreign countries, there is a risk of direct seizure or appropriation through taxation of assets of a portfolio. Certain countries may also impose limits on the removal of securities or other assets of a portfolio. Interest, dividends and capital gains on foreign securities held by a portfolio may be subject to foreign withholding taxes.

     o POLITICAL INSTABILITY. In some countries, political instability, war or diplomatic developments could affect investments.

These risks may be greater in emerging countries or in countries with limited or emerging markets, In particular, developing countries have relatively unstable governments, economies based on only a few industries, and securities markets that trade only a small number of securities. As a result, securities of issuers located in developing countries may have limited marketability and may be subject to abrupt or erratic price fluctuations.

At times, a portfolio's foreign securities may be listed on exchanges or traded in markets which are open on days (such as Saturday) when the portfolio does not compute a price or accept orders for purchase, sale or exchange of shares. As a result, the net asset value of the portfolio may be significantly affected by trading on days when policyholders cannot make transactions.

A portfolio may also purchase American Depositary Receipts ("ADRs"), which are dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. A portfolio may also invest in American Depositary Shares ("ADSs"), European Depositary Receipts ("EDRs") or Global Depositary Receipts ("GDRs") and other types of receipts of shares evidencing ownership of the underlying foreign security.

ADRS AND ADSS are subject to some of the same risks as direct investments in foreign securities, including the currency risk discussed above. The regulatory requirements with respect to ADRs and ADSs that are issued in sponsored and unsponsored programs are generally similar but the issuers of unsponsored ADRs and ADSs are not obligated to disclose material information in the U.S., and, therefore, such information may not be reflected in the market value of the ADRs and ADS.

FOREIGN EXCHANGE TRANSACTIONS. To the extent a portfolio invests directly in foreign securities, a portfolio will engage in foreign exchange transactions. The foreign currency exchange market is subject to little government regulation, and such transactions generally occur directly between parties rather than on an exchange or in an organized market. This means that a portfolio is subject to the full risk of default by a counterparty in such a transaction. Because such transactions often take place between different time zones, a portfolio may be required to complete a currency exchange transaction at a time outside of normal business hours in the counterparty's location, making prompt settlement of such transaction impossible. This exposes a portfolio to an increased risk that the counterparty will be unable to settle the transaction. Although the counterparty in such transactions is often a bank or other financial institution, currency transactions are generally not covered by insurance otherwise applicable to such institutions.


[GRAPHIC OMITTED]   FOREIGN BANK OBLIGATIONS


A portfolio may invest in foreign bank obligations and obligations of foreign branches of domestic banks. These investments present certain risks.


                             /diamond/ RISK FACTORS


Risks include the impact of future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls and/or the addition of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations.


In addition, there may be less publicly available and reliable information about a foreign bank than about domestic banks owing to different accounting, auditing, reporting and recordkeeping standards.


[GRAPHIC OMITTED]   FORWARD FOREIGN CURRENCY CONTRACTS


A forward foreign currency contract ("forward contract") is used to purchase or sell foreign currencies at a future date as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities or during the time a portfolio has exposure to foreign currencies. A forward contract, which is also included in the types of instruments commonly known as derivatives, is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate.


                             /diamond/ RISK FACTORS


Investors should be aware that hedging against a decline in the value of a currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of portfolio securities decline.

Furthermore, such hedging transactions preclude the opportunity for gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to a portfolio's limitation on investing in illiquid securities.


[GRAPHIC OMITTED]   WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY
                    SECURITIES


Securities may be purchased and sold on a "when- issued," "delayed settlement," or "forward (delayed) delivery" basis.

"When-issued" or "forward delivery" refers to securities whose terms are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due.

A portfolio may engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the trasaction. When a portfolio engages in when-issued or forward delivery transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

"Delayed settlement" is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by a portfolio until it receives payment or delivery from the other party to any of the above transactions.


The portfolio will segregate with its custodian cash, U.S. Government securities or other liquid assets at least equal to the value or purchase commitments until payment is made. Such of the segregated securities will either mature or, if necessary, be sold on or before the settlement date. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a portfolio may earn income in securities it has segregated to collateralize its delayed delivery purchases.


New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.


                             /diamond/ RISK FACTORS


At the time of settlement, the market value of the security may be more or less than the purchase price. The portfolio bears the risk of such market value fluctuations. These transactions also involve a risk to a portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the portfolio is delayed or prevented from completing the transaction.


[GRAPHIC OMITTED]   REPURCHASE AND REVERSE REPURCHASE AGREEMENTS


Subject to a portfolio's investment restrictions and policies, a portfolio may enter into repurchase or reverse repurchase agreements.

In a repurchase agreement, a portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security. A portfolio may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a portfolio in connection with bankruptcy proceedings), it is the policy of the portfolio to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by a portfolio's Sub-Adviser.

In a reverse repurchase agreement, a portfolio sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for temporary or emergency purposes without necessity of selling portfolio securities or to earn additional income on portfolio securities such as U.S. Treasury bills and notes. While a reverse repurchase agreement is outstanding, the portfolio will segregate with its custodian cash and appropriate liquid assets to cover its obligation under the agreement. Reverse repurchase agreements are considered a form of borrowing by the portfolio for purposes of the 1940 Act. A portfolio will enter into reverse repurchase agreements only with parties that the portfolio's Sub-Adviser deems creditworthy, and that have been reviewed by the Board of Directors of the Fund. The WRL Goldman Sachs Small Cap and WRL Goldman Sachs Growth may, together with other registered investment companies managed by GSAM or its affiliates, transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

                             /diamond/ RISK FACTORS


Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.


Reverse repurchase agreements may expose a portfolio to greater fluctuations in the value of its assets.


[GRAPHIC OMITTED]   TEMPORARY DEFENSIVE POSITION


For temporary defensive purposes, a portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.


[GRAPHIC OMITTED]   U.S. GOVERNMENT SECURITIES


Subject to a portfolio's investment restrictions or policies, a portfolio may invest in U.S. Government obligations which generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. Government agencies or instrumentalities. Examples of the types of U.S. Government securities that the portfolio may hold include the Federal Housing Administration, Small Business Administration, General Services Administration, Federal Farm Credit Banks, Federal Intermediate Credit Banks, and Maritime Administration. U.S. Government securities may be supported by the full faith and credit of the U.S. Government (such as securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Bank); by the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association); or only by the credit of the issuing agency.


Examples of agencies and instrumentalities which may not always receive financial support from the U.S. Government are: Federal Land Banks; Central Bank for Cooperatives; Federal Intermediate Credit Banks; Federal Home Loan Banks; Farmers Home Administration; and Federal National Mortgage Association ("FNMA").

[GRAPHIC OMITTED]   NON-INVESTMENT GRADE DEBT SECURITIES


Subject to limitations set forth in a portfolio's investment policies, a portfolio may invest its assets in debt securities below the four highest grades ("lower grade debt securities" commonly referred to as "junk bonds"), as determined by Moody's Investors Service, Inc. ("Moody's") (lower than Baa) or Standard & Poor's Corporation ("S&P") (lower than BBB). Bonds and preferred stock rated "B" or "b" by Moody's are not considered investment grade debt securities. (See Appendix B for a description of debt securities ratings.)

Before investing in any lower-grade debt securities, a portfolio's Sub-Adviser will determine that such investments meet the portfolio's investment objective. Lower-grade debt securities usually have moderate to poor protection of principal and interest payments, have certain speculative characteristics, and involve greater risk of default or price declines due to changes in the issuer's creditworthiness than investment-grade debt securities. Because the market for lower-grade debt securities may be thinner and less active than for investment grade debt securities, there may be market price volatility for these securities and limited liquidity in the resale market. Market prices for lower-grade debt securities may decline significantly in periods of general economic difficulty or rising interest rates. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.

The quality limitation set forth in each portfolio's investment policies is determined immediately after the portfolio's acquisition of a given security. Accordingly, any later change in ratings will not be considered when determining whether an investment complies with the portfolio's investment policies.


[GRAPHIC OMITTED]   CONVERTIBLE SECURITIES


Subject to any investment limitations set forth in a portfolio's policies or investment restrictions, a portfolio may invest in convertible securities. Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.


DECS (Dividend Enhanced Convertible Stock, or Debt Exchangeable for Common Stock when-issued as a debt security) offer a substantial dividend advantage with the possibility of unlimited upside potential if the price of the underlying common stock exceeds a certain level. DECS convert to common stock at maturity. The amount received is dependent on the price of the common stock at the time of maturity. DECS contain two call options at different strike prices. The DECS participate with the common stock up to the first call price. They are effectively capped at that point unless the common stock rises above a second price point, at which time they participate with unlimited upside potential.


PERCS (Preferred Equity Redeemable Stock, converts into an equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity) offer a substantial dividend advantage, but capital appreciation potential is limited to a predetermined level. PERCS are less risky and less volatile than the underlying common stock because their superior income mitigates declines when the common falls, while the cap price limits gains when the common rises.


Convertible securities generally rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk of declines in market value than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. In evaluating investment in a convertible security, primary emphasis will be given to the attractiveness of the underlying common stock. The convertible debt securities in which a portfolio may invest are subject to the same rating criteria as the portfolio's investment in non-convertible debt securities.


[GRAPHIC OMITTED]   INVESTMENTS IN FUTURES, OPTIONS AND OTHER DERIVATIVE
                    INSTRUMENTS


The following investments are subject to limitations as set forth in each portfolio's investment restrictions and policies:


FUTURES CONTRACTS. A portfolio may enter into contracts for the purchase or sale for future delivery of equity or fixed-income securities, foreign currencies or contracts based on financial indices, including interest rates or indices of U.S. Government or foreign government securities or equity or fixed-income securities ("futures contracts"). U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. Since all transactions in the futures market are made through a member of, and are offset or fulfilled through a clearinghouse associated with, the exchange on which the contracts are traded, a portfolio will incur brokerage fees when it buys or sells futures contracts.


When a portfolio buys or sells a futures contract, it incurs a contractual obligation to receive or deliver the underlying instrument (or a cash payment based on the difference between the underlying instrument's closing price and the price at which the contract was entered into) at a specified price on a specified date. Transactions in futures contracts generally would be made to seek to hedge against potential changes in interest or currency exchange rates or the prices of a security or a securities index which might correlate with or otherwise adversely affect either the value of a portfolio's securities or the prices of securities which the portfolio is considering buying at a later date. Futures may also be used for managing a portfolio's exposure to change in securities prices and foreign currencies; as an efficient means of adjusting its overall exposure to certain markets, or in an effort to enhance income.


The buyer or seller of futures contracts is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of an FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain high-grade liquid assets. If the value of either party's position declines, that party will be required to make additional "variation margin" payments with an FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments are similar to good faith deposits or performance bonds, unlike margin extended by a securities broker, and initial and variation margin payments do not constitute purchasing securities on margin for purposes of the portfolio's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a portfolio, the portfolio may be entitled to return of margin owed to the portfolio only in proportion to the amount received by the FCM's other customers. The portfolio's Sub-Adviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCM with which the portfolio does business and by depositing margin payments in a segregated account with the custodian when practical or otherwise required by law.


Although a portfolio would hold cash and liquid assets in a segregated account with a value sufficient to cover the portfolio's open futures obligations, the segregated assets would be available to the portfolio immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because the portfolio's cash that may otherwise be invested would be held uninvested or invested in liquid assets so long as the futures position remains open, the portfolio's return could be diminished due to the opportunity cost of foregoing other potential investments.


The acquisition or sale of a futures contract may occur, for example, when a portfolio holds or is considering purchasing equity securities and seeks to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, a portfolio might sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the portfolio and thereby preventing a portfolio's net asset value from declining as much as it otherwise would have. A portfolio also could seek to protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows a portfolio to maintain a defensive position without having to sell portfolio securities.


Similarly, when prices of equity securities are expected to increase, futures contracts may be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity securities, a portfolio could take advantage of the potential rise in the value of equity securities without buying them until the market has stabilized. At that time, the futures contracts could be liquidated and the portfolio could buy equity securities on the cash market. To the extent a portfolio enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the portfolio's obligations with respect to futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by the portfolio with respect to the futures contracts.


The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by a portfolio's Sub-Adviser still may not result in a successful use of futures contracts.


Futures contracts entail risks. Although each portfolio's Sub-Adviser believes that use of such contracts can benefit a portfolio, if the Sub-Adviser's investment judgment is incorrect, a portfolio's overall performance could be worse than if the portfolio had not entered into futures contracts. For example, if a portfolio has attempted to hedge against the effects of a possible decrease in prices of securities held by the portfolio and prices increase instead, the portfolio may lose part or all of the benefit of the increased value of these securities because of offsetting losses in the portfolio's futures positions. In addition, if the portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may, but will not necessarily, be at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to a portfolio.


The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a portfolio will not match exactly the portfolio's current or potential investments. A portfolio may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of the portfolio's investments.


Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments correlate with a portfolio's investments. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a portfolio's investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A portfolio may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a portfolio's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the portfolio's other investments.

Because futures contracts are generally settled within a day from the date they are closed out, compared with longer settlement periods for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a portfolio to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a portfolio may not be able to promptly liquidate unfavorable positions and potentially be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the portfolio's access to other assets held to cover its futures positions also could be impaired.

Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

Each portfolio intends to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Such guidelines presently require that to the extent that a portfolio enters into futures contracts or options on a futures position that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the portfolio's net assets.

OPTIONS ON FUTURES CONTRACTS. A portfolio may buy and write options on futures contracts. An option on a futures contract gives the portfolio the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase and writing of options on futures contracts is similar in some respects to the purchase and writing of options on individual securities. See "Options on Securities" on page 16. Transactions in options on futures contracts will generally not be made other than to attempt to hedge against potential changes in interest rates or currency exchange rates or the price of a security or a securities index which might correlate with or otherwise adversely affect either the value of the portfolio's securities or the process of securities which the portfolio is considering buying at a later date.


The purchase of a call option on a futures contract may or may not be less risky than ownership of the futures contract or the underlying instrument, depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument. As with the purchase of futures contracts, when a portfolio is not fully invested it may buy a call option on a futures contract to attempt to hedge against a market advance.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, the portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the portfolio's holdings. The writing of a put option on a futures contract may constitute a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, the portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the portfolio is considering buying. If a call or put option a portfolio has written is exercised, the portfolio will incur loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between change in the value of its portfolio securities and changes in the value of the futures positions, a portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract is similar in some respect to the purchase of protective put options on portfolio securities. For example, a portfolio may buy a put option on a futures contract to attempt to hedge the portfolio's securities against the risk of falling prices.

The amount of risk a portfolio assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

FORWARD CONTRACTS. A portfolio may enter into forward foreign currency exchange contracts ("forward currency contracts") to attempt to minimize the risk to the portfolio from adverse changes in the relationship between the U.S. dollar and other currencies. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency) at a future date which is individually negotiated between currency traders and their customers. A portfolio may invest in forward currency contracts with stated contract values of up to the value of the portfolio's assets.

A portfolio may exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell. A portfolio may enter into a forward currency contract, for example, when it enters into a contract to buy or sell a security denominated in or exposed to fluctuations in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge").


Additionally, when a portfolio's Sub-Adviser believes that a foreign currency in which portfolio securities are denominated may suffer a substantial decline against the U.S. dollar, a portfolio may enter into a forward currency contract to sell an amount of that foreign currency (or a proxy currency whose performance is expected to replicate the performance of that currency) for U.S. dollars approximating the value of some or all of the portfolio securities denominated in that currency (not exceeding the value of the portfolio's assets denominated in that currency) or by participating in options or futures contracts with respect to the currency, or, when the portfolio's Sub-Adviser believes that the U.S. dollar may suffer a substantial decline against a foreign currency for a fixed U.S. dollar amount ("position hedge"). This type of hedge seeks to minimize the effect of currency appreciation as well as depreciation, but does not protect against a decline in the security's value relative to other securities denominated in the foreign currency.

A portfolio also may enter into a forward currency contract with respect to a currency where the portfolio is considering the purchase of investments denominated in that currency but has not yet done so ("anticipatory hedge").

In any of the above circumstances a portfolio may, alternatively, enter into a forward currency contract with respect to a different foreign currency when a portfolio's Sub-Adviser believes that the U.S. dollar value of that currency will correlate with the U.S. dollar value of the currency in which portfolio securities of, or being considered for purchase by, the portfolio are denominated ("cross-hedge"). For example, if a portfolio's Sub-Adviser believes that a particular foreign currency may decline relative to the U.S. dollar, a portfolio could enter into a contract to sell that currency or a proxy currency

(up to the value of the portfolio's assets denominated in that currency) in exchange for another currency that the Sub-Adviser expects to remain stable or to appreciate relative to the U.S. dollar. Shifting a portfolio's currency exposure from one foreign currency to another removes the portfolio's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the portfolio if the portfolio's Sub-Adviser's projection of future exchange rates is inaccurate.

A portfolio also may enter into forward contracts to buy or sell at a later date instruments in which a portfolio may invest directly or on financial indices based on those instruments. The market for those types of forward contracts is developing and it is not currently possible to identify instruments on which forward contracts might be created in the future.

A portfolio will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the forward contract or the currency being hedged. To the extent that a portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Fund's custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of the portfolio's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or liquid assets will be segregated on a daily basis so that the value of the account will be equal to the amount of the portfolio's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated assets, a portfolio may buy call options permitting the portfolio to buy the amount of foreign currency subject to the hedging transaction by a forward sale contract or the portfolio may buy put options permitting the portfolio to sell the amount of foreign currency subject to a forward buy contract.

While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event a portfolio's ability to utilize forward contracts in the manner set forth in the Prospectus may be restricted. Forward contracts will reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unforeseen changes in currency prices may result in poorer overall performance for a portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a portfolio's foreign currency denominated portfolio securities.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedging transaction generally will not be precise. In addition, a portfolio may not always be able to enter into forward contracts at attractive prices and accordingly may be limited in its ability to use these contracts in seeking to hedge the portfolio's assets.

Also, with regard to a portfolio's use of cross-hedging transactions, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the portfolio's assets that are subject of the cross-hedging transactions are denominated.

OPTIONS ON FOREIGN CURRENCIES. A portfolio may buy put and call options and may write covered put and call options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts or forward contracts on foreign currencies may be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a portfolio may buy put options on the foreign currency. If the value of the currency declines, the portfolio will have the right to sell such currency for a fixed amount in U.S. dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a portfolio may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of exchange rate movements adverse to a portfolio's option position, the portfolio could sustain losses on transactions in foreign currency options which would require that the portfolio lose a portion or all of the benefits of advantageous changes in those rates. In addition, in the case of other types of options, the benefit to a portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs.

A portfolio may write options on foreign currencies for the same types of hedging purposes. For example, in attempting to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to attempt to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the portfolio to hedge the increased cost up to the amount of premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium received, and only if exchange rates move in the expected direction. If that does not occur, the option may be exercised and the portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a portfolio also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.


A portfolio may write covered call options on foreign currencies. A call option written on a foreign currency by a portfolio is "covered" if the portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the portfolio has a call on the same foreign currency and in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, and if the difference is maintained by the portfolio in cash or high-grade liquid assets in a segregated account with the Fund's custodian.


A portfolio may also write call options on foreign currencies for cross-hedging purposes that may not be deemed to be covered. A call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, the portfolio collateralizes the option by maintaining segregated assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.


A portfolio may buy or write options in privately negotiated transactions on the types of securities and indices based on the types of securities in which the portfolio is permitted to invest directly. A portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy, and only pursuant to procedures adopted by the portfolio's Sub-Adviser for monitoring the creditworthiness of those entities. To the extent that an option bought or written by a portfolio in a negotiated transaction is illiquid, the value of an option bought or the amount of the portfolio's obligations under an option written by the portfolio, as the case may be, will be subject to the portfolio's limitation on illiquid investments. In the case of illiquid options, it may not be possible for the portfolio to effect an offsetting transaction at the time when the portfolio's Sub-Adviser believes it would be advantageous for the portfolio to do so.


OPTIONS ON SECURITIES. In an effort to reduce fluctuations in net asset value, a portfolio may write covered put and call options and may buy put and call options and warrants on securities that are traded on United States and foreign securities exchanges and over-the-counter ("OTC"). A portfolio also may write call options that are not covered for cross-hedging purposes. A portfolio may write and buy options on the same types of securities that the portfolio could buy directly and may buy options on financial indices as described above with respect to futures contracts. There are no specific limitations on a portfolio's writing and buying options on securities.


A put option gives the holder the right, upon payment of a premium, to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the holder the right, upon payment of a premium, to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.


A put option written by a portfolio is "covered" if the portfolio (i) maintains cash not available for investment or other liquid assets with a value equal to the exercise price in a segregated account with its custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. A call option written by a portfolio is "covered" if the portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or has segregated additional cash consideration with its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if the portfolio holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the portfolio in cash and high-grade liquid assets in a segregated account with its custodian.

A portfolio collateralizes its obligation under a written call option for cross-hedging purposes by segregating with its custodian cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. A portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and the portfolio's Sub-Adviser believes that writing the option would achieve the desired hedge.

If a put or call option written by a portfolio was exercised, the portfolio would be obligated to buy or sell the underlying security at the exercise price. Writing a put option involves the risk of a decrease in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the option holder to the portfolio at a higher price than its current market value. Writing a call option involves the risk of an increase in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the portfolio to the option holder at a lower price than its current market value. Those risks could be reduced by entering into an offsetting transaction. The portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

The writer of an option may have no control when the underlying security must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security.

The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

Effecting a closing transaction in the case of a written call option will permit a portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both or, in the case of a written put option, will permit a portfolio to write another put option to the extent that the exercise price thereof is secured by deposited high-grade liquid assets. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other portfolio investments. If a portfolio desires to sell a particular security on which the portfolio has written a call option, the portfolio will effect a closing transaction prior to or concurrent with the sale of the security.

A portfolio may realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option; a portfolio may realize a loss from a closing transaction if the price of the purchase transaction is less than the premium paid to buy the option. Because increases in the market of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the portfolio.

An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that a portfolio would have to exercise the options in order to realize any profit. If a portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or the portfolio delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market may include the following: (i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by a national securities exchange on which the option is traded ("Exchange") on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

A portfolio may write options in connection with buy-and-write transactions; that is, a portfolio may buy a security and then write a call option against that security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the portfolio may elect to close the position or take delivery of the security at the exercise price and a portfolio's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

A portfolio may buy put options to attempt to hedge against a decline in the value of its securities. By using put options in this way, a portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

A portfolio may buy call options to attempt to hedge against an increase in the price of securities that the portfolio may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the portfolio.

In purchasing an option, a portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid and would realize a loss if the price of the underlying security did not increase (in the case of a call) or decrease (in the case of a put) during the period by more than the amount of the premium. If a put or call option brought by a portfolio were permitted to expire without being sold or exercised, the portfolio would lose the amount of the premium.


Although they entitle the holder to buy equity securities, warrants on and options to purchase equity securities do not entitle the holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuer of those securities.


INTEREST RATE SWAPS AND SWAP-RELATED PRODUCTS. In order to attempt to protect the value of a portfolio's investments from interest rate or currency exchange rate fluctuations, a portfolio may enter into interest rate swaps, and may buy or sell interest rate caps and floors. A portfolio expects to enter into these transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date. A portfolio does not intend to use these transactions as a speculative investment. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.


Swap and swap-related products are specialized OTC instruments and their use involves risks specific to the markets in which they are entered into. A portfolio will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value of at least equal to the accrued excess will be segregated with the Fund's custodian. If a portfolio enters into an interest rate swap on other than a net basis, the portfolio would segregate assets in the full amount accrued on a daily basis of the portfolio's obligations with respect to the swap. A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's Sub-Adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a portfolio will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The Sub-Advisers have determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate with the custodian cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the portfolio's obligations with respect to any caps or floors.

Interest rate swap transactions are subject to limitations set forth in each portfolio's policies. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that the portfolio contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above.

In addition to the instruments, strategies and risks described in this Statement of Additional Information and in the Prospectus, there may be additional opportunities in connection with options, futures contracts, forward currency contracts, and other hedging techniques, that become available as each portfolio's Sub-Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new instruments and techniques are developed. A Sub-Adviser may use these opportunities to the extent they are consistent with each portfolio's respective investment objective and are permitted by each portfolio's respective investment limitations and applicable regulatory requirements.

SPECIAL INVESTMENT CONSIDERATIONS AND RISKS. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, forward contracts, options on securities and on foreign currencies, and swaps and swap-related products draws upon skills and experience which are different from those needed to select the other instruments in which the portfolios invest. Should interest or exchange rates or the prices of securities or financial indices move in an unexpected manner, a portfolio may not achieve the desired benefits of futures, options, swaps and forwards or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies, forward contracts and other negotiated or OTC instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.


A portfolio's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in those instruments in the future. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to a portfolio as the possible loss of the entire premium paid for an option bought by the portfolio, the inability of the portfolio, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that a portfolio will be able to use those instruments effectively for the purposes set forth above.


In connection with certain of its hedging transactions, assets must be segregated with the Fund's custodian bank to ensure that the portfolio will be able to meet its obligations under these instruments. Assets held in a segregated account generally may not be disposed of for so long as the portfolio maintains the positions giving rise to the segregation requirement. Segregation of a large percentage of the portfolio's assets could impede implementation of the portfolio's investment policies or the portfolio's ability to meet redemption requests or other current obligations.


ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by a portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded OTC. In an OTC trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges are available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting a portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign government restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.


[GRAPHIC OMITTED]   ZERO COUPON, PAY-IN-KIND AND STEP COUPON SECURITIES


Subject to any limitations set forth in the policies and investment restrictions for a portfolio, a portfolio may invest in zero coupon, pay-in-kind or step coupon securities. Zero coupon and step coupon bonds are issued and traded at a discount from their face amounts. They do not entitle the holder to any periodic payment of interest prior to maturity or prior to a specified date when the securities begin paying current interest. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind securities may pay all or a portion of their interest or dividends in the form of additional securities. Because they do not pay current income, the price of pay-in-kind securities can be very volatile when interest rates change.

Current Federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues that year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Internal Revenue Code, each portfolio must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a portfolio will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years a portfolio may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A portfolio might obtain such cash from selling other portfolio holdings. These actions are likely to reduce the assets to which a portfolio's expenses could be allocated and to reduce the rate of return for the portfolio. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the portfolio to sell the securities at the time.

Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.


[GRAPHIC OMITTED]   WARRANTS AND RIGHTS


Subject to its investment limitations, a portfolio may invest in warrants and rights. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. The purchaser of a warrant expects the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, because the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.


In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks.


Warrants and rights may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased, nor do they represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to the expiration date.


[GRAPHIC OMITTED]   MORTGAGE-BACKED SECURITIES


A portfolio may invest in mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or institutions such as banks, insurance companies, and savings and loans. Some of these securities, such as Government National Mortgage Association ("GNMA") certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as Federal Home Loan Mortgage Corporation ("Freddie Mac") certificates, are not.

Mortgage-backed securities represent interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the portfolio. These securities are often subject to more rapid repayment than their stated maturity dates would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than with traditional fixed income securities. During periods of declining interest rates, prepayments can be expected to accelerate which will shorten these securities weighted average life and may lower their return. Conversely, in a rising interst rate environment, a declining prepayment rate will extend the weighted average life of these securities which generally would cause their values to fluctuate more widely in response to changes in interest rates.

The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency or private institution that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

[GRAPHIC OMITTED]   ASSET-BACKED SECURITIES


Asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The underlying assets (e.g., loans) are subject to prepayments which shorten the securities' weighted average life and may lower their returns. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution providing the credit support or enhancement. A portfolio will invest its assets in asset-backed securities subject to any limitations set forth in its investment policies or restrictions.


[GRAPHIC OMITTED]   PASS-THROUGH SECURITIES


Subject to a portfolio's investment restrictions and policies, a portfolio may invest its net assets in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the portfolio. The most common type of pass-through securities are mortgage-backed securities. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from traditional bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. The portfolio will generally purchase "modified pass-through" GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

The Federal Home Loan Mortgage Corporation ("FHLMC") issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest, but is not backed by the full faith and credit of the U.S. Government.

FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by FNMA as to timely payment of principal and interest, but it is not backed by the full faith and credit of the U.S. Government.


[GRAPHIC OMITTED]   OTHER INCOME PRODUCING SECURITIES


Subject to each portfolio's investment restrictions and policies, other types of income producing securities that a portfolio may purchase include, but are not limited to, the following types of securities:

      VARIABLE AND FLOATING RATE OBLIGATIONS.   These types of securities are
      relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

      STANDBY COMMITMENTS.   These instruments, which are similar to a put,
      give a portfolio the option to obligate a broker, dealer or bank to repurchase a security held by the portfolio at a specified price.

      TENDER OPTION BONDS.   Tender option bonds are relatively long-term bonds
      that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

      INVERSE FLOATERS.   Inverse floaters are instruments whose interest bears
      an inverse relationship to the interest rate on another security. A portfolio will not invest more than 5% of its assets in inverse floaters.


A portfolio will purchase instruments with demand features, standby commitments and tender option bonds primarily for the purpose of increasing the liquidity of its portfolio. (See Appendix A regarding income producing securities in which a portfolio may invest.)


[GRAPHIC OMITTED]   ILLIQUID AND RESTRICTED/144A SECURITIES


A portfolio may invest up to 15% (the WRL J.P. Morgan Money Market may only invest up to 10%) of its net assets in illiquid securities (i.e., securities that are not readily marketable).

In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 ("1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such portfolio security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

The Fund's Board of Directors has authorized each portfolio's Sub-Adviser to make liquidity determinations with respect to Rule 144A securities in accordance with the guidelines established by the Board of Directors. Under the guidelines, the portfolio's Sub-Adviser will consider the following factors in determining whether a Rule 144A security is liquid: 1) the frequency of trades and quoted prices for the security; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. The portfolio may be restricted in its ability to sell such securities at a time when a portfolio's Sub-Adviser deems it advisable to do so. In addition, in order to meet redemption requests, a portfolio may have to sell other assets, rather than such illiquid securities, at a time which is not advantageous.


[GRAPHIC OMITTED]   OTHER INVESTMENT COMPANIES


In accordance with certain provisions of the 1940 Act, certain portfolios may invest up to 10% of their total assets, calculated at the time of purchase, in the securities of money market funds, which are investment companies. The 1940 Act also provides that a portfolio generally may not invest (i) more than 5% of its total assets in the securities of any one investment company or (ii) in more than 3% of the voting securities of any other investment company. A portfolio will indirectly bear its proportionate share of any investment advisory fees and expenses paid by the funds in which it invests, in addition to the investment advisory fee and expenses paid by the portfolio. However, if the WRL Janus Growth, or WRL Janus Global portfolio invests in a Janus money market fund, Janus Capital will remit to such portfolio the fees it receives from the Janus money market fund to the extent such fees are based on the portfolio's assets.


[GRAPHIC OMITTED]   BANK AND THRIFT OBLIGATIONS


Bank and thrift obligations in which a portfolio may invest are limited to dollar-denominated certificates of deposit, time deposits and bankers' acceptances issued by bank or thrift institutions. Certificates of deposit are short-term, unsecured, negotiable obligations of commercial banks and thrift institutions. Time deposits are non-negotiable deposits maintained in bank or thrift institutions for specified periods of time at stated interest rates. Bankers' acceptances are negotiable time drafts drawn on commercial banks usually in connection with international transactions.


Bank and thrift obligations in which the portfolio invests may be, but are not required to be, issued by institutions that are insured by the Federal Deposit Insurance Corporation (the "FDIC"). Bank and thrift institutions organized under Federal law are supervised and examined by Federal authorities and are required to be insured by the FDIC. Institutions organized under state law are supervised and examined by state banking authorities but are insured by the FDIC only if they so elect. State institutions insured by the FDIC are subject to Federal examination and to a substantial body of Federal law regulation. As a result of Federal and state laws and regulations, Federally insured bank and thrift institutions are, among other things, generally required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness.


Obligations of foreign branches of domestic banks and of United Kingdom branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks and United Kingdom branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank. Certificates of deposit issued by wholly-owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.


Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed by that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (i) pledge to the regulator, by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (ii) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC.


A portfolio may purchase obligations, or all or a portion of a package of obligations, of smaller institutions that are Federally insured, provided the obligation of any single institution does not exceed the Federal insurance coverage of the obligation, presently $100,000.


[GRAPHIC OMITTED]   INVESTMENTS IN THE REAL ESTATE INDUSTRY AND REAL ESTATE
                    INVESTMENT TRUSTS ("REITS")


REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or hybrid REITs.


Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs invest their assets in both real property and mortgages. REITs are not taxed on income distributed to policyowners provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code").


                             /diamond/ RISK FACTORS


Investments in the real estate industry are subject to risks associated with direct investment in real estate. Such risks include, but are not limited to: declining real estate values; risks related to general and local economic conditions; over-building; increased competition for assets in local and regional markets; changes in zoning laws; difficulties in completing construction; changes in real estate value and property taxes; increases in operating expenses or interest rates; changes in neighborhood values or the appeal of properties to tenants; insufficient levels of occupancy; and inadequate rents to cover operating expenses. The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and governmental regulations (including taxes) and social and economic trends.


REITs also may subject a portfolio to certain risks associated with the direct ownership of real estate. As described above, these risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, liability to third parties for damages resulting from, environmental problems, casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

Investing in REITs involves certain unique risks, in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs (especially mortgage REITs) are also subject to interest rate risk. (See "Debt Securities and Fixed-Income Investing.")


[GRAPHIC OMITTED]   VARIABLE RATE MASTER DEMAND NOTES


Variable rate master demand notes are unsecured commercial paper instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Because variable rate master demand notes are direct lending arrangements between a portfolio and the issuer, they are not normally traded.


Although no active secondary market may exist for these notes, a portfolio may demand payment of principal and accrued interest at any time or may resell the note to a third party.


While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy a Sub-Adviser that the ratings are within the two highest ratings of commercial paper.


In addition, when purchasing variable rate master demand notes, a Sub-Adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers of the notes and will continuously monitor their financial status and ability to meet payment on demand.


                             /diamond/ RISK FACTORS


In the event an issuer of a variable rate master demand note defaulted on its payment obligations, a portfolio might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.


[GRAPHIC OMITTED]   DEBT SECURITIES AND
                    FIXED-INCOME INVESTING


Debt securities include securities such as corporate bonds and debentures; commercial paper; trust preferreds, debt securities issued by the U.S. Government, its agencies and instrumentalities; or foreign governments; asset-backed securities; CMOs; zero coupon bonds; floating rate, inverse floating rate and index obligations; "strips"; pay-in-kind and step securities.


Fixed-income investing is the purchase of a debt security that maintains a level of income that does not change. For instance, bonds paying interest at a specified rate that does not change are fixed-income securities. When a debt security is purchased, the portfolio owns "debt" and becomes a creditor to the company or government.

Fixed-income securities generally include short- and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time, or preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period of time. A portfolio may vary the average maturity of its portfolio of debt securities based on the Sub-Adviser's analysis of interest rate trends and factors.

Bonds rated Baa by Moody's or BBB by S&P are considered medium grade obligations i.e., they are neither highly protected nor poorly secured. Interest payment prospects and principal security for such bonds appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics. (See Appendix B for a description of debt securities ratings.)


                             /diamond/- RISK FACTORS


Investments in debt securities are generally subject to both credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. Market risk relates to the fact that the market values of the debt securities in which the portfolio invests generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market value of debt securities, whereas a decline in interest rates will tend to increase their value.

Generally, shorter term securities are less sensitive to interest rate changes, but longer term securities offer higher yields. The portfolio's share price and yield will also depend, in part, on the quality of its investments in debt securities.

Such securities may be affected by changes in the creditworthiness of the issuer of the security. The extent that such changes are reflected in the portfolio's share price will depend upon the extent of the portfolio's investment in such securities.


[GRAPHIC OMITTED]   HIGH-YIELD/HIGH-RISK SECURITIES

High-yield/high-risk securities (or "junk bonds") are debt securities rated below investment grade by the primary rating agencies (such as S&P and Moody's). (See Appendix B for a description of debt securities rating.)


                             /diamond/ RISK FACTORS


The value of lower quality securities generally is more dependent on the ability of the issuer to meet interest and principal payments (i.e., credit risk) than is the case for higher quality securities. Conversely, the value of higher quality securities may be more sensitive to interest rate movements than lower rated securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings. Investments in such companies are considered to be more speculative than higher quality investment.

Issuers of high-yield securities are more vulnerable to real or perceived economic changes (for instance, an economic downturn or prolonged period of rising interest rates), political changes or adverse developments specific to the issuer. Adverse economic, political or other developments may impair the issuer's ability to service principal and interest obligations, to meet projected business goals and to obtain additional financing, particularly if the issuer is highly leveraged.

In the event of a default, a portfolio would experience a reduction of its income and could expect a decline in the market value of the defaulted securities.

The market for lower quality securities is generally less liquid than the market for higher quality bonds. Adverse publicity and investor perceptions, as well as new or proposed laws, may also have a greater negative impact on the market for lower quality securities. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market as higher quality securities.


[GRAPHIC OMITTED]   TRADE CLAIMS


Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty. Trade claims offer the potential for profits since they are often purchased at a significant discount from face value and, consequently, may generate capital appreciation in the event that the market value of the claim increases as the debtor's financial position improves or the claim is paid.


                             /diamond/ RISK FACTORS


An investment in trade claims is speculative and carries a high degree of risk. Trade claims are illiquid securities which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. The markets in trade claims are not regulated by Federal securities laws or the SEC. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than certain other creditors in a bankruptcy proceeding.

                             MANAGEMENT OF THE FUND


[GRAPHIC OMITTED]   DIRECTORS AND OFFICERS

The Fund is governed by a Board of Directors. Subject to the supervision of the Board of Directors, the assets of each portfolio are managed by an investment adviser and sub-advisers, and by portfolio managers. The Board of Directors is responsible for managing the business and affairs of the Fund and oversees the operation of the Fund by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-adviser. Information about the Directors and officers of the Fund is as follows:

PETER R. BROWN, DIRECTOR (DOB 5/10/28), 1475 South Belcher Road, Largo, Florida
   33771. Chairman of the Board, Peter Brown Construction Company, (construction contractors and engineers), Largo, Florida (1963 - present); Trustee of IDEX Mutual Funds, Rear Admiral (Ret.) U.S. Navy Reserve, Civil Engineer Corps.

CHARLES C. HARRIS, DIRECTOR (DOB 7/15/30), 35 Winston Drive, Clearwater,
   Florida 34616. Trustee of IDEX Mutual Funds, (March 1994 - present) former Trustee of IDEX Fund, IDEX II Series Fund and IDEX Fund 3.

RUSSELL A. KIMBALL, JR., DIRECTOR (DOB 8/17/44), 1160 Gulf Boulevard,
   Clearwater Beach, Florida 34630. General Manager, Sheraton Sand Key Resort (resort hotel), Clearwater, Florida (1975 - present).

JOHN R. KENNEY (1, 2) CHAIRMAN OF THE BOARD OF DIRECTORS AND PRESIDENT (DOB
   2/8/38). Chairman of the Board of Directors (1982 - present), Chief Executive Officer (1982 - present), President (1978 - 1987 and December, 1992 - present), Director (1978 - present), Western Reserve Life Assurance Co. of Ohio; Chairman of the Board of Directors (September, 1996 - present), President (September, 1997 - present) WRL Investment Management, Inc. (investment adviser), St. Petersburg, Florida; Chairman of the Board of Directors (September, 1996 - present), WRL Investment Services, Inc., St. Petersburg, Florida; Chairman of the Board of Directors (February, 1997
   - present) AEGON Asset Management Services, Inc., St. Petersburg, Florida; Director (December, 1990 - present); Idex Management, Inc. (investment adviser), St. Petersburg, Florida; Trustee and Chairman (September, 1996 - present) of IDEX Mutual Funds (investment companies) St. Petersburg, Florida.

G. JOHN HURLEY (1, 2) DIRECTOR AND EXECUTIVE VICE PRESIDENT (DOB 9/12/48). Executive Vice President (June, 1993 - present), Chief Operating Officer (March, 1994 - January, 1997), Western Reserve Life Assurance Co. of Ohio; Director (September, 1996 - present), WRL Investment Management, Inc. (investment adviser), St. Petersburg, Florida; Director (September, 1996 - present), WRL Investment Services, Inc., St. Petersburg, Florida; Director, President and Chief Executive Officer (February, 1997 - present) AEGON Asset Management Services, Inc., St. Petersburg, Florida; President and Chief Executive Officer (September, 1990 - September, 1996), Trustee (June, 1990 - September, 1996); Trustee, President and Chief Financial Officer (September, 1996 - present) of IDEX Mutual Funds; Director and Chairman (April, 1999 - present), President, Chief Executive Officer and Director and Chairman of InterSecurities, Inc. (May, 1988 - April, 1999).

ALLAN HAMILTON (1, 2) TREASURER, PRINCIPAL FINANCIAL OFFICER (DOB 11/26/56).
   Vice President and Controller (1987 - present), Treasurer (February, 1997 - present).

THOMAS E. PIERPAN (1, 2) SECRETARY, VICE PRESIDENT AND ASSOCIATE GENERAL
   COUNSEL (DOB 10/18/43). Assistant Secretary (March, 1995 - December, 1997) of WRL Series Fund, Inc.; Vice President, Counsel and Secretary (December, 1997 - present) of IDEX Mutual Funds (mutual fund); Assistant Vice President, Counsel and Assistant Secretary (November, 1997 - present) of InterSecurities, Inc. (broker-dealer); Assistant Secretary and Associate General Counsel (September, 1997 - present) of WRL Investment Management, Inc. (investment adviser); Assistant Secretary and Associate General Counsel (September, 1997 - present) of WRL Investment Services, Inc.; Vice President (November, 1993 - present), Associate General Counsel (February, 1995 - present), Assistant Secretary (February, 1995 - present) of Western Reserve Life Assurance Co. of Ohio.

ALAN M. YAEGER (1, 2) EXECUTIVE VICE PRESIDENT (DOB 10/21/46). Executive Vice
   President (June, 1993 - present), Chief Financial Officer (December, 1995 - present), Actuary (1972 - present), Western Reserve Life Assurance Co. of Ohio; Director (September, 1996 - present), WRL Investment Management, Inc. (investment adviser) St. Petersburg, Florida; Director (September, 1996 - present), WRL Investment Services, Inc., St. Petersburg, Florida.
------------------------------
(1) The principal business address is Western Reserve Life Assurance
     Co. of Ohio, P.O. Box 5068, Clearwater, Florida 33758-5068.
(2) Interested person as defined in the 1940 Act and affiliated person of Investment Adviser.


The Fund pays no salaries or compensation to any of its officers, all of whom are employees of WRL. The Fund pays an annual fee of $6,000 to each Director who is not affiliated with the Investment Adviser or the Sub-Advisers ("disinterested Director"). Each disinterested Director also receives $500, plus expenses, per each regular and special Board meeting attended. The table below shows each portfolio's allocation of Directors' fees and expenses paid for the year ended December 31, 1998. The compensation table provides compensation amounts paid to disinterested Directors of the Fund for the fiscal year ended December 31, 1998.

              DIRECTOR'S FEES PAID - YEAR ENDED DECEMBER 31, 1998
              ---------------------------------------------------


PORTFOLIO                                    AMOUNT PAID
---------                                  ----------------
WRL Alger Aggressive Growth                3,000     3,438
WRL Janus Global                           5,000     4,646
WRL Janus Growth                           7,000     6,714
WRL LKCM Strategic Total Return            2,000     2,194
WRL J.P. Morgan Real Estate Securities     0         2

                              COMPENSATION TABLE
                              ------------------

                                                                   Pension Or
                                                                   Retirement
                                                                    Benefits           Total Compensation
                                             Aggregate             Accrued As        Paid to Directors From
                                         Compensation From           Part of        WRL Series Fund, Inc. and
Name of Person, Position               WRL Series Fund, Inc.     Fund Expenses*         IDEX Mutual Funds
------------------------              -----------------------   ----------------   --------------------------
Peter R. Brown, Director                       $9,500                        0               $32,500
Charles C. Harris, Director                     9,500                        0                32,500
Russell A. Kimball, Jr., Director               9,500                        0                 9,500

------------------------------
* The Plan became effective January 1, 1996.

Commencing on January 1, 1996, a non-qualified deferred compensation plan (the "Plan") became available to directors who are not interested persons of the Fund. Under the Plan, compensation may be deferred that would otherwise be payable by the Fund, or IDEX Mutual Funds to a disinterested Director or Trustee on a current basis for services rendered as director. Deferred compensation amounts will accumulate based on the value of Class A shares of a portfolio of IDEX Mutual Funds (without imposition of sales charge), as elected by the Director. It is not anticipated that the Plan will have any impact on the Fund. As of April 1, 1999, the Directors and officers of the Fund beneficially owned in the aggregate less than 1% of the Fund's shares through ownership of policies and annuity contracts indirectly invested in the Fund. The Board of Directors has established an Audit Committee consisting of Messrs. Brown, Harris and Kimball.


[GRAPHIC OMITTED]   THE INVESTMENT ADVISER


The information that follows supplements the information provided about the Investment Adviser under the caption "Management of the Fund - Investment Adviser" in the Prospectus.

WRL Investment Management, Inc. ("WRL Management") located at 570 Carillon Parkway, St. Petersburg, FL 33716, serves as the investment adviser to each portfolio of the Fund pursuant to an Investment Advisory Agreement dated January 1, 1997 with the Fund. The Investment Adviser is a direct, wholly-owned subsidiary of WRL, which is wholly-owned by First AUSA Life Insurance Company ("First AUSA"), a stock life insurance company, which is wholly-owned by AEGON USA, Inc. ("AEGON USA"). AEGON USA is a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON USA is a wholly-owned indirect subsidiary of AEGON nv, a Netherlands corporation, which is a publicly traded international insurance group.

The Investment Advisory Agreement was approved by the Fund's Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) on October 3, 1996 and by the shareholders of each portfolio of the Fund on December 16, 1996. The Investment Advisory Agreement provides that it will continue in effect from year to year thereafter, if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of each portfolio, and (b) by a majority of the Directors who are not parties to such contract or "interested persons" of any such party. The Investment Advisory Agreement may be terminated without penalty on 60 days' written notice at the option of either party or by the vote of the shareholders of each portfolio and terminates automatically in the event of its assignment (within the meaning of the 1940 Act).

While the Investment Adviser is at all times subject to the direction of the Board of Directors of the Fund, the Investment Advisory Agreement provides that the Investment Adviser, subject to review by the Board of Directors, is responsible for the actual management of the Fund and has responsibility for making decisions to buy, sell or hold any particular security. The Investment Adviser also is obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties under the Investment Advisory Agreement. For further information about the management of each portfolio of the Fund, see "The Sub-Advisers", on p. 30.

ADVISORY FEE. The method of computing the investment advisory fee is fully described in the Fund's prospectus. For the years ended December 31, 1998, 1997 and 1996, the Investment Adviser was paid fees for its services to each portfolio in the following amounts:

                                 ADVISORY FEES
                                 -------------

                                                         Year Ended December 31
                                              ---------------------------------------------
Portfolio                                          1998            1997            1996
---------                                     -------------   -------------   -------------
WRL Alger Aggressive Growth                   $ 3,361,604     $ 2,249,801     $ 1,529,679
WRL Janus Global(1)                             7,537,671       5,591,818       3,468,535
WRL Janus Growth(2)                            18,111,607      13,716,824      11,137,321
WRL LKCM Strategic Total Return                 4,485,018       3,703,670       2,462,304
WRL J.P. Morgan Real Estate Securities(3)           9,338
                                              -----------
  TOTAL                                       $33,505,238     $25,262,113     $18,597,839
                                              ===========     ===========     ===========

------------------------------
(1) Janus has voluntarily agreed to waive 0.0125% of its sub-advisory fee for the first $3 billion of the portfolio's average daily net assets (resulting in a net fee of 0.387%) and 0.25% of assets above $3 billion (resulting in a net fee of 0.375%). This waiver may be terminated at any time.
(2) Janus has voluntarily agreed to waive 0.0125% off its sub-adivsory fee for the portfolio's average daily net assets above $2 billion (resulting in a net fee of 0.3875%). This waiver may be terminated at any time.
(3) Portfolio commenced operations May 1, 1998.


PAYMENT OF EXPENSES. Under the terms of the Investment Advisory Agreement, the Investment Adviser is responsible for providing investment advisory services and furnishing office space for officers and employees of the Investment Adviser connected with investment management of the portfolios.

Each portfolio pays: all expenses incurred in connection with the formation and organization of a portfolio, including the preparation (and filing, when necessary) of the portfolio's contracts, plans, and documents, conducting meetings of organizers, directors and shareholders; preparing and filing the post-effective amendment to the Fund's registration statement effecting registration of a portfolio and its shares under the 1940 Act and the 1933 Act and all other matters relating to the information and organization of a portfolio and the preparation for offering its shares; expenses in connection with ongoing registration or qualification requirements under Federal and state securities laws; investment advisory fees; pricing costs (including the daily calculations of net asset value); brokerage commissions and all other expenses in connection with execution of portfolio transactions, including interest; all Federal, state and local taxes (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; any compensation, fees, or reimbursements which the Fund pays to its Directors who are not "interested persons," as that phrase is defined in the 1940 Act, of the Fund or WRL Management; compensation of the Fund's custodian, administrative and transfer agent, registrar and dividend disbursing agent; legal, accounting and printing expenses; other administrative, clerical, recordkeeping and bookkeeping expenses; auditing fees; certain insurance premiums; services for shareholders (including allocable telephone and personnel expenses); costs of certificates and the expenses of delivering such certificates to the purchaser of shares relating thereto; expenses of local representation in Maryland; fees and/or expenses payable pursuant to any plan of distribution adopted with respect to the Fund in accordance with Rule 12b-1 under the 1940 Act; expenses of shareholders' meetings and of preparing, printing, and distributing notices, proxy statements and reports to shareholders; expenses of preparing and filing reports with Federal and state regulatory authorities; all costs and expenses, including fees and disbursements, of counsel and auditors, filing and renewal fees and printing costs in connection with the filing of any required amendments, supplements or renewals of registration statement, qualifications or prospectuses under the 1933 Act and the securities laws of any states or territories, subsequent to the effectiveness of the initial registration statement under the 1933 Act; all costs involved in preparing and printing prospectuses of the Fund; extraordinary expenses; and all other expenses properly payable by the Fund or the portfolios.

The Investment Adviser has voluntarily undertaken, until at least April 30, 2000, to pay expenses on behalf of the portfolios to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions and extraordinary charges) exceed, as a percentage of each portfolio's average daily net assets, 1.00% The following expenses were paid by the investment adviser for the fiscal years ended December 31, 1998, 1997, and 1996 (WRL served as investment adviser for 1996):


                 PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER
                 ---------------------------------------------


                                                             Year Ended December 31
                                              ----------------------------------------------------
Portfolio                                        1998              1997                  1996
-------------------------------------------   ---------   ----------------------   ---------------
WRL Alger Aggressive Growth                      -0-                -0-                  -0-
WRL Janus Global                                 -0-                -0-                  -0-
WRL Janus Growth                                 -0-                -0-                  -0-
WRL LKCM Strategic Total Return                  -0-                -0-                  -0-
WRL J.P. Morgan Real Estate Securities(1)     28,275                N/A                  N/A-

------------------------------
(1) Portfolio commenced operations on May 1, 1998.


SERVICE AGREEMENT. Effective January 1, 1997, the Fund entered into an Administrative Services and Transfer Agency Agreement ("Services Agreement") with WRL Investment Services, Inc. ("WRL Services"), an affiliate of WRL Management and WRL, to furnish the Fund with administrative services to assist the Fund in carrying out certain of its functions and operations. The Service Agreement was approved by the Fund's Board of Directors, including a majority of Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) on October 3, 1996. Under this Agreement, WRL Services shall furnish to each portfolio, subject to the overall supervision of the Fund's Board, supervisory, administrative, and transfer agency services, including recordkeeping and reporting. WRL Services is reimbursed by the Fund monthly on a cost incurred basis. The following Administrative Services fees were paid by the portfolios for the fiscal year ended December 31, 1998:


                          Administrative Services Fees
                          ----------------------------


Portfolio                           1998            1997
------------------------------   ----------   ---------------
WRL Alger Aggressive Growth      $ 73,408      $122,776
WRL Janus Global                   99,277       165,294
WRL Janus Growth                  143,999       260,374
WRL LKCM Strategic Total
   Return                          47,197        87,766
WRL J.P. Morgan Real Estate
   Securities                        -0-            N/A

DISTRIBUTION AGREEMENT. Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG Securities Corporation (AFSG), located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52494. (Prior to May 1, 1999, InterSecurities, Inc. served as principal underwriter for the Fund). The Distribution Plan and related Agreement were approved by the Fund's Board of Directors, including a majority of Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) on October 3, 1996, as amended by the Board March 29, 1999, and the Distribution Plan was approved by the shareholders of each portfolio of the Fund on December 16, 1996. AFSG is an affiliate of the Investment Adviser.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolios, will reimburse AFSG after each calendar month for certain Fund distribution expenses incurred or paid by AFSG, provided that these expenses in the aggregate do not exceed 0.15%, on an annual basis, of the average daily net asset value of shares of each portfolio.

Distribution expenses for which AFSG may be reimbursed under the Distribution Plan and Distribution Agreement include, but are not limited to, expenses of printing and distributing the Fund's prospectus and statement of additional information to potential investors; developing and preparing Fund advertisements; sales literature and other promotional materials; holding seminars and sales meetings designed to promote distribution of Fund shares; the development of consumer-oriented sales materials describing and/or relating to the Fund; and expenses attributable to "distribution-related services" provided to the Fund, which include such things as salaries and benefits, office expenses, equipment expenses, training costs, travel costs, printing costs, supply expenses, computer programming time, and data center expenses, each as they relate to the promotion of the sale of Fund shares.

AFSG submits to the Directors of the Fund for approval annual distribution budgets and quarterly reports of distribution expenses with respect to each portfolio. AFSG allocates to each portfolio distribution expenses specifically attributable to the distribution of shares of such portfolio. Distribution expenses not specifically attributable to the distribution of shares of a particular portfolio are allocated among the portfolios, based upon the ratio of net asset value of each portfolio to the net asset value of all portfolios, or such other factors as AFSG deems fair and are approved by the Fund's Board of Directors. AFSG has determined that it will not seek payment by the Fund of distribution expenses incurred with respect to any portfolio before April 30, 2000 . (ISI waived payment by the Fund for the fiscal year ended December 31, 1998.) Prior to AFSG seeking reimbursement of future expenses, Policyowners will be notified in advance.

It is anticipated that benefits provided by the Distribution Plan may include lower fixed costs as a percentage of assets as Fund assets increase through the growth of the Fund due to enhanced marketing efforts.


[GRAPHIC OMITTED]   THE SUB-ADVISERS


Each Sub-Adviser serves, pursuant to each Sub-Advisory Agreement dated January 1, 1997 (May 1, 1998 with respect to WRL J.P. Morgan Real Estate Securities) between WRL Management and the respective Sub-Adviser, on behalf of each portfolio. The Sub-Advisory Agreements were approved by the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) on October 3, 1996 and by the shareholders of each portfolio of the Fund on December 16, 1996. The Sub-Advisory Agreements provide that they will continue in effect if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of each portfolio and (b) by a majority of the Directors who are not parties to such Agreements or "interested persons" (as defined in the 1940 Act) of any such party. (except WRL J.P. Morgan Real Estate Securities will continue in effect for an initial term ending April 30, 2000), and from year to year thereafter, if approved annually. The Sub-Advisory Agreements may be terminated without penalty on 60 days' written notice at the option of either party or by the vote of the shareholders of each portfolio and terminate automatically in the event of their assignment (within the meaning of the 1940
Act) or termination of the Investment Advisory Agreement.

Pursuant to the Sub-Advisory Agreements, each Sub-Adviser provides investment advisory assistance and portfolio management advice to the Investment Adviser for their respective portfolio(s). Subject to review by the Investment Adviser and the Board of Directors of the Fund, the Sub-Advisers are responsible for the actual management of their respective portfolio(s) and for making decisions to buy, sell or hold a particular security. Each Sub-Adviser bears all of its expenses in connection with the performance of its services under their Sub-Advisory Agreement such as compensating and furnishing office space for their officers and employees connected with investment and economic research, trading and investment management of the respective portfolio(s).

Each Sub-Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Sub-Advisers for the portfolios of the Fund are:


                  /diamond//diamond//diamond//diamond//diamond/


                          FRED ALGER MANAGEMENT, INC.

Fred Alger Management, Inc. ("Alger") serves as Sub-Adviser to the WRL Alger
             Aggressive Growth.

Alger, located at 75 Maiden Lane, New York, New York 10038, is a wholly-owned subsidiary of Fred Alger & Company, Incorporated, which, in turn, is a wholly-owned subsidiary of Alger Associates, Inc., a financial services holding company. Alger is generally engaged in the business of rendering investment advisory services to institutions and, to a lesser extent, individuals. Alger has been engaged in the business of rendering investment advisory services since 1964 and, as of March 31, 1999, had approximately $10.6 billion under management.


                          /diamond/ PORTFOLIO MANAGER:


DAVID D. ALGER AND DAVID HYUN are primarily responsible for the day-to-day management of WRL Alger Aggressive Growth. Mr. Alger has been employed by Alger Management as Executive Vice President and Director of Research Since 1971 and as President since 1995. Mr. Hyun has been employed by Alger Management as a senior research analyst since 1991 and as a portfolio Manager since 1997. Mr. Alger has served as portfolio Manager of WRL Alger Aggressive Growth since its inception. Mr. Hyun has served as Co-portfolio Manager of WRL Alger Aggressive Growth since February 1998. Mr. Alger and Mr. Hyun also serve as portfolio managers for other mutual funds and investment accounts managed by Alger Management.


                  /diamond//diamond//diamond//diamond//diamond/

                           JANUS CAPITAL CORPORATION

Janus Capital Corporation ("Janus") serves as the Sub-Adviser to the WRL Janus Growth and the WRL Janus Global.

Janus, located at 100 Fillmore Street, Denver, Colorado 80206, has been engaged in the management of the Janus funds since 1969. Janus also serves as investment adviser or sub-adviser to other mutual funds, and for individual, corporate, charitable and retirement accounts. The aggregate market value of the assets managed by Janus was over $120 billion as of February 1, 1999. Kansas City Southern Industries, Inc. ("KCSI") owns 82% of Janus. KCSI, whose address is 114 West 11th Street, Kansas City, Missouri 64105-1804, is a publicly-traded holding company whose largest subsidiary, the Kansas City Southern Railway Company, is primarily engaged in the transportation industry. Other KCSI subsidiaries are engaged in financial services and real estate.


                          /diamond/ PORTFOLIO MANAGERS:


SCOTT W. SCHOELZEL AND EDWARD KEELY serve as co-portfolio Managers for WRL Janus Growth. Mr. Schoelzel has been portfolio Manager of the portfolio since January 1996, and served as a co-portfolio manager of the portfolio since 1995. Mr. Schoelzel also serves as co-portfolio manager of other mutual funds. Mr. Schoelzel is a Vice President of Janus Capital, where he has been employed since 1994.

Edward Keely has served as Co-portfolio Manager since January 1999. Mr. Keely is Vice President of Investments at Janus. Prior to joining Janus Capital in 1998, Mr. Keely served as Senior Vice President of Investments at Founders Asset Management, where he was also the portfolio manager of Founders Growth Fund from 1994-1998. Prior to managing Founders Growth Fund, he was assistant portfolio Manager of both Founders Discovery and Frontier Funds. Mr. Keely holds a bachelor's degree in economics from Colorado College.

HELEN YOUNG HAYES has served as portfolio Manager of WRL Janus Global since its inception. Ms. Hayes also serves as a portfolio manager of other mutual funds. Ms. Hayes is also an Executive Vice President of Janus Investment Fund and Janus Aspen Series. Ms. Hayes has been employed by Janus Capital since 1987.


                  /diamond//diamond//diamond//diamond//diamond/


                     J.P. MORGAN INVESTMENT MANAGEMENT INC.

J.P. Morgan Investment Management, Inc. ("J.P. Morgan Investment") serves as Sub-Adviser to WRL J.P. Morgan Money Market and WRL J.P. Morgan Real Estate Securities.

J.P. Morgan Investment, located at 522 Fifth Avenue, New York, New York 10036, is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated. J.P. Morgan provides investment management and related services for corporate, public, and union employee benefit funds, foundations, endowments, insurance companies and government agencies.


                          /diamond/ PORTFOLIO MANAGER:


DANIEL P. O'CONNOR has served as the portfolio Manager of the WRL J.P. Morgan Real Estate Securities portfolio since its inception. He is the senior portfolio manager for all real estate securities investment-related activity at J.P. Morgan Investment. Prior to joining J.P. Morgan Investment in 1996, he served for two years as DIrector of Real Estate Securities at INVESCO, an investment management firm. In that position, Mr. O'Connor was responsible for developing the firm's REIT investment management process. Mr. O'Connor received a B.S. from Indiana University, an M.S. from Clemson University, and an M.B.A. in Finance from the University of Chicago. He is a Chartered Financial Analyst and is a member of AIMR and the New York Society of Securities Analysts. Mr. O'Connor serves on the editorial board of the Institutional Real Estate Securities Newsletter.


                          SUB-ADVISERS' COMPENSATION


Each Sub-Adviser receives monthly compensation from the Investment Adviser at the annual rate of a specified percentage of the average daily net assets of each portfolio management by the sub-adviser. The table below lists those percentages by portfolio.


PORTFOLIO                                     PERCENTAGE OF AVERAGE DAILY NET ASSETS
---------                                    ---------------------------------------
    WRL Janus Growth                                           0.40%(1)
    WRL Janus Global                                           0.40%(2)
    WRL LKCM Strategic Total Return                            0.40%
    WRL Alger Aggressive Growth                                0.40%
    WRL J.P. Morgan Real Estate Securities                     0.40%

  --------------
(1) Janus has voluntarily agreed to waive 0.0125% of its sub-advisory fee for the first $3 billion of the portfolio's average daily net assets (resulting in a net fee of 0.3875%) and 0.25% of assets above $3 billion (resulting in a net fee of 0.375%). This waiver may be terminated at any time.

(2) Janus has voluntarily agreed to waive 0.0125% of its sub-advisory fee for the portfolio's average daily net assets above $2 billion (resulting in a net fee of 0.3875%). This waiver may be terminated at any time.

The method of computing each Sub-Adviser's fees is set forth above. For the years ended December 31, 1998, 1997 and 1996 each Sub-Adviser was paid fees for their services in the following amounts:


                               SUB-ADVISORY FEES
                               -----------------


                                                                         Year Ended December 31
                                                    -----------------------------------------------------------------
Sub-Adviser     Portfolio                                1998                  1997                      1996
-------------   ---------                           -------------   --------------------------   --------------------
Alger           WRL Alger Aggressive Growth         $1,680,802              $1,124,900           $  764,840
Janus           WRL Janus Growth(2)                  9,055,804               6,858,412            5,568,661
                WRL Janus Global(3)                  3,768,835               2,795,909            1,734,268
LKCM            WRL LKCM Strategic Total Return      2,242,509               1,851,835            1,231,152
J.P. Morgan     WRL J.P. Morgan Real Estate
                Securities(1)                            4,669                  N/A                       N/A

------------------------------
(1) Portfolio commenced operation May 1, 1998.

(2) Janus has voluntarily agreed to waive 0.0125% of its sub-advisory fee for the first $3 billion of the portfolio's average daily net assets (resulting in a net fee of 0.3875%) and 0.25% of assets above $3 billion (resulting in a net fee of 0.375%). This waiver may be terminated at any time.

(3) Janus has voluntarily agreed to waive 0.0125% of its sub-advisory fee for the portfolio's average daily net assets above $2 billion (resulting in a net fee of 0.3875%). This waiver may be terminated at any time.

Janus Capital has agreed that it will, and, provided that it continues to serve as sub-adviser for the portfolios, compensate Western Reserve Life Assurance Co. of Ohio for its services in connection with promotion, marketing and distribution in an amount equal to 0.0375% of the average daily net assets of WRL Janus Growth on the first $3 billion of assets and 0.075% on assets in excess of $3 billion. With respect to WRL Janus Global, the amount will be equal to 0.0375% of average daily net assets above $2 billion.


[GRAPHIC OMITTED]   JOINT TRADING ACCOUNTS


Subject to approval by the Fund's Board, the WRL Janus Growth and WRL Janus Global may transfer uninvested cash balances on a daily basis into certain joint trading accounts. Assets in the joint trading accounts are invested in money market instruments. All other participants in the joint trading accounts will be other clients, including registered mutual fund clients, of Janus Capital or its affiliates. The WRL Janus Growth and WRL Janus Global will participate in the joint trading accounts only to the extent that the investments of the joint trading accounts are consistent with each portfolio's investment policies and restrictions. Janus Capital anticipates that the investment made by a portfolio through the joint trading accounts will be at least as advantageous to that portfolio as if the portfolio had made such investment directly.


[GRAPHIC OMITTED]   PERSONAL SECURITIES TRANSACTIONS


The Fund permits "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics and Insider Trading Policy ("Ethics Policy") that has been adopted by the Fund's Board. Access Persons are required to follow the guidelines established by this Ethics Policy in connection with all personal securities transactions and are subject to certain prohibitions on personal trading. The Fund's Sub-Advisers, pursuant to Rule 17j-1 and other applicable laws, and pursuant to the terms of the Ethics Policy, must adopt and enforce their own Code of Ethics and Insider Trading Policies appropriate to their operations. Each Sub-Adviser is required to report to the Fund's Board on a quarterly basis with respect to the administration and enforcement of such Ethics Policy, including any violations thereof which may potentially affect the Fund.


[GRAPHIC OMITTED]   ADMINISTRATIVE AND TRANSFER AGENCY SERVICES


Effective January 1, 1997, the Fund entered into an Administrative Services and Transfer Agency Agreement with WRL Services located at 570 Carillon Parkway, St. Petersburg, Florida 33716, an affiliate of WRL Management and WRL, to furnish the Fund with administrative services to assist the Fund in carrying out certain of its functions and operations. Under this Agreement, WRL Services shall furnish to each portfolio, subject to the overall supervision of the Fund's Board, supervisory, administrative, and transfer agency services, including recordkeeping and reporting. WRL Services is reimbursed by the Fund monthly on a cost incurred basis. Prior to January 1, 1997, WRL performed these servicesin connection with its serving as the Fund's investment adviser.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE


[GRAPHIC OMITTED]    PORTFOLIO TURNOVER


A portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding certain short-term securities) for a year and dividing it by the monthly average of the market value of such securities held during the year. The WRL J.P. Morgan Real Estate Securities does not expect its annual portfolio turnover rate to exceed 100%.


Changes in security holdings are made by a portfolio's Sub-Adviser when it is deemed necessary. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or developments not foreseen at the time of the investment decision.


A Sub-Adviser may engage in a significant number of short-term transactions if such investing serves a portfolio's objective. The rate of portfolio turnover will not be a limiting factor when such short-term investing is considered appropriate. Increased turnover results in higher brokerage costs or mark-up charges for a portfolio; these charges are ultimately borne by the policyowners.


In computing the portfolio turnover rate for a portfolio, securities whose maturities or expiration dates at the time of acquisition are one year or less are excluded. Subject to this exclusion, the turnover rate for a portfolio is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average of portfolio securities owned by the portfolio during the fiscal year.


The following table provides the portfolios' turnover rates for the fiscal years ended December 31, 1998, 1997 and 1996:


                           PORTFOLIO TURNOVER RATES


                                                                 Year Ended December 31
                                               ----------------------------------------------------------
Portfolio                                          1998                 1997                   1996
---------                                      ------------   -----------------------   -----------------
 WRL Alger Aggressive Growth                   117.44%                 136.18%          101.28%
 WRL Janus Global                               87.36%                  97.54%           88.31%
 WRL Janus Growth                               35.29%                  85.88%           45.21%
 WRL LKCM Strategic Total Return                49.20%                  48.20%           49.32%
 WRL J.P. Morgan Real Estate Securities(1)     100.80%                     N/A              N/A

------------------------------
(1)  Portfolio commenced operations on May 1, 1998.

The future annual turnover rates cannot be precisely predicted, although an annual turnover rate in excess of 100% is not presently anticipated for the WRL Alger Aggressive Growth, 150% for the WRL Janus Growth; and 200% for the WRL Janus Global.

There are no fixed limitations regarding the portfolio turnover rates of the portfolios. Portfolio turnover rates are expected to fluctuate under constantly changing economic conditions and market circumstances. Higher turnover rates tend to result in higher brokerage fees. Securities initially satisfying the basic policies and objective of each portfolio may be disposed of when they are no longer deemed suitable.


[GRAPHIC OMITTED]   PLACEMENT OF PORTFOLIO BROKERAGE


Subject to policies established by the Board of Directors of the Fund, each portfolio's Sub-Adviser is primarily responsible for placement of a portfolio's securities transactions. In placing orders, it is the policy of a portfolio to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commissions, if any, size of the transaction and difficulty of execution. While each Sub-Adviser generally will seek reasonably competitive spreads or commissions, a portfolio will not necessarily be paying the lowest spread or commission available. A portfolio does not have any obligation to deal with any broker, dealer or group of brokers or dealers in the execution of transactions in portfolio securities.


Decisions as to the assignment of portfolio brokerage business for a portfolio and negotiation of its commission rates are made by the Sub-Adviser, whose policy is to obtain "best execution" (prompt and reliable execution at the most favorable security price) of all portfolio transactions. In placing portfolio transactions, the Sub-Adviser may give consideration to brokers who provide supplemental investment research, in addition to such research obtained for a flat fee, to the Sub-Adviser, and pay spreads or commissions to such brokers or dealers furnishing such services which are in excess of spreads or commissions which another broker or dealer may charge for the same transaction.


In selecting brokers and in negotiating commissions, the Sub-Adviser considers such factors as: the broker's reliability; the quality of its execution services on a continuing basis; the financial condition of the firm; and research products and services provided, which include: (i) furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities and (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories) that assist each Sub-Adviser in carrying out its responsibilities.


Supplemental research obtained through brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by a Sub-Adviser. The expenses of a Sub-Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. A Sub-Adviser may use such research products and services in servicing other accounts in addition to the respective portfolio. If a Sub-Adviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, the Sub-Adviser will allocate the costs of such service or product accordingly. The portion of the product or service that a Sub-Adviser determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for the Sub-Adviser. Conversely, such supplemental information obtained by the placement of business for a Sub-Adviser will be considered by and may be useful to the Sub-Adviser in carrying out its obligations to a portfolio.


When a portfolio purchases or sells a security in the OTC market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of the Sub-Adviser, better prices and executions are likely to be achieved through the use of a broker.


Securities held by a portfolio may also be held by other separate accounts, mutual funds or other accounts for which the Investment Adviser or Sub-Adviser serves as an adviser, or held by the Investment Adviser or Sub-Adviser for their own accounts. Because of different investment objectives or other factors, a particular security may be bought by the Investment Adviser or Sub-Adviser for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for a portfolio or other entities for which they act as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or Sub-Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.


On occasions when the Investment Adviser or a Sub-Adviser deems the purchase or sale of a security to be in the best interests of a portfolio as well as other accounts or companies, it may to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the portfolio with those to be sold or purchased for such other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the portfolio and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a portfolio.


The Board of Directors of the Fund periodically reviews the brokerage placement practices of each Sub-Adviser on behalf of the portfolios, and reviews the prices and commissions, if any, paid by the portfolios to determine if they were reasonable.


The Board of Directors of the Fund has authorized the Sub-Advisers to consider sales of the policies and annuity contracts by a broker-dealer as a factor in the selection of broker-dealers to execute portfolio transactions. In addition, the Sub-Advisers may occasionally place portfolio business with affiliated brokers of the Investment Adviser or a Sub-Adviser, including: InterSecurities, Inc., P.O. Box 5068, Clearwater, Florida 33758; Fred Alger & Company, Inc., 75 Maiden Lane, New York, New York 10038; M. J. Whitman, Inc.; AEGON USA Securities, Inc., P.O. Box 1449, Cedar Rapids, Iowa 52499. As stated above, any such placement of portfolio business will be subject to the ability of the broker-dealer to provide best execution and to the Conduct Rules of the National Association of Securities Dealers, Inc.

                      COMMISSIONS PAID BY THE PORTFOLIOS



                                               Aggregate Commissions
                                              Year Ended December 31
                                 -------------------------------------------------
Portfolio                             1998          1997              1996
---------                        ------------- ----------------- -----------------
WRL Alger Aggressive Growth(1)   $ 916,267        $ 754,459         $ 337,449
WRL Janus Global                  2,373,255       2,305,145         1,269,275
WRL Janus Growth                  1,023,925       1,367,104           720,978
WRL LKCM Strategic
 Total Return                       469,460         348,083           398,594
WRL J.P. Morgan Real
 Estate Securities(2)                 8,206           N/A               N/A



                                              Affiliated Brokerage Commissions
                                                   Year Ended December 31
                                 ----------------------------------------------------------
Portfolio                           1998      %        1997        %        1996       %
---------                        --------- ------- ----------- -------- ----------- -------
WRL Alger Aggressive Growth(1)   912,105   99.55   $749,587    99.35%   $329,194    97.55%
WRL Janus Global                     N/A     N/A        N/A       N/A        N/A       N/A
WRL Janus Growth                     N/A     N/A        N/A       N/A        N/A       N/A
WRL LKCM Strategic
 Total Return                        N/A     N/A        N/A       N/A        N/A       N/A
WRL J.P. Morgan Real
 Estate Securities(2)                N/A     N/A        N/A       N/A        N/A       N/A

------------------------------
(1) The percentage of the portfolio's aggregate dollar amount of transactions involving the payment of commissions effected through Alger, Inc. for the fiscal year ended December 31, 1998, 1997 and 1996 was 99.27%, 98.37% and 96.53%, respectively.
(2) Portfolio commenced operations May 1, 1998.



WRL Alger Aggressive Growth paid all its affiliated brokerage commissions to Fred Alger & Company, Incorporated.


                       PURCHASE AND REDEMPTION OF SHARES


[GRAPHIC OMITTED]   DETERMINATION OF OFFERING PRICE


Shares of the portfolios are currently sold only to the separate accounts to fund the benefits under the Policies and the annuity contracts. The portfolios may, in the future, offer their shares to other insurance company separate accounts. The separate accounts invest in shares of a portfolio in accordance with the allocation instructions received from holders of the policies and the annuity contracts. Such allocation rights are further described in the prospectuses and disclosure documents for the policies and the annuity contracts. Shares of the portfolios are sold and redeemed at their respective net asset values as described in the prospectus.


[GRAPHIC OMITTED]   NET ASSET VALUATION


As stated in the prospectus, the net asset value of the portfolios' shares is ordinarily determined, once daily, as of the close of the regular session of business on the New York Stock Exchange ("Exchange") (usually 4:00 p.m., Eastern Time) on each day the Exchange is open. (Currently the Exchange is closed on New Year's Day, Martin Luther King's Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.) The per share net asset value of a portfolio is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. In determining net asset value, securities listed on the national securities exchanges and traded on the NASDAQ National Market are valued at the closing prices on such markets, or if such a price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the Exchange. Other securities for which quotations are not readily available are valued at fair values as determined in good faith by a portfolio's Investment Adviser under the supervision of the Fund's Board of Directors. Money market instruments maturing in 60 days or less are valued on the amortized cost basis. Values of gold bullion held by a portfolio are based upon daily quotes provided by banks or brokers dealing in such commodities.

                 CALCULATION OF PERFORMANCE RELATED INFORMATION


The Prospectus contains a brief description of how performance is calculated. The following sections describe how performance data is calculated in greater detail.


[GRAPHIC OMITTED]   TOTAL RETURN


Total return quotations for each of the portfolios are computed by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending redeemable value, according to the following equation:

                                P (1+T)n = ERV


  Where:   P =   a hypothetical initial payment of $1,000
           T =   average annual total return
           n =   number of years
         ERV =   ending redeemable value (at the end
                 of the applicable period of a hypothetical $1,000 payment made at the beginning of the applicable period)

The total return quotation calculations for a portfolio reflect the deduction of a proportionate share of the portfolio's investment advisory fee and portfolio expenses and assume that all dividends and capital gains during the period are reinvested in the portfolio when made. The calculations also assume a complete redemption as of the end of the particular period.

Total return quotation calculations do not reflect charges or deductions against the Series Life Account or the Series Annuity Account or charges and deductions against the policies or the annuity contracts. Accordingly, these rates of return do not illustrate how actual investment performance will affect benefits under the policies or the annuity contracts. Where relevant, the prospectuses for the policies and the annuity contracts contain performance information about these products. Moreover, these rates of return are not an estimate, projection or guarantee of future performance. Additional information regarding the investment performance of the portfolios appears in the prospectus.


[GRAPHIC OMITTED]   YIELD QUOTATIONS


The yield quotations for a portfolio (for WRL J.P. Morgan Money Market yield, see "Yield Quotations - WRL J.P. Morgan Money Market ", below) are based on a specific thirty-day period and are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last date of the period, according to the following formula:


              a-b
  YIELD = 2[ (--- + 1)6 - 1]
              cd


  Where: a =   dividends and interest earned during the period by the portfolio
         b =   expenses accrued for the period (net of reimbursement)
         c =   the average daily number of shares outstanding during the period that were entitled to receive dividends
         d =   the maximum offering price per share on the last day of the period


                                     TAXES


Shares of the portfolios are offered only to the Separate Accounts that fund the policies and annuity contracts. See the respective prospectuses for the policies and annuity contracts for a discussion of the special taxation of insurance companies with respect to the Separate Accounts and of the policies, the annuity contracts and the holders thereof.


Each portfolio has either qualified, and expects to continue to qualify, for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for that treatment, a portfolio must distribute to its Policyowners for each taxable year at least 90% of its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities that, with respect to any one issuer, do not exceed 5% of the value of the portfolio's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (3) at the close of each quarter of the portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other
RICs) of any one issuer. If each portfolio qualifies as a regulated investment company and distributes to its shareholders substantially all of its net income and net capital gains, then each portfolio should have little or no income taxable to it under the Code.

As noted in the Prospectus, each portfolio must, and intends to, comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements mentioned above, place certain limitations on the proportion of each portfolio's assets that may be represented by any single investment (which generally includes all securities of the same issuer). For purposes of section 817(h), all securities of the same issuer, all interests in the same real property project, and all interest in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered securities issued by the same issuer.


If a portfolio fails to qualify as a regulated investment company, the portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders) and distributions to its shareholders will constitute ordinary income to the extent of such Fund's available earnings and profits. Owners of variable life insurance and annuity contracts which have invested in such a portfolio might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. In addition, if a portfolio failed to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of variable life insurance and annuity contracts which have invested in the portfolio could be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. For additional information concerning the consequences of failure to meet the requirements of section 817(h), see the prospectuses for the Policies or the Annuity Contracts.


A portfolio will not be subject to the 4% Federal excise tax imposed on RICs that do not distribute substantially all their income and gains each calendar year because that tax does not apply to a RIC whose only shareholders are segregated asset accounts of life insurance companies held in connection with variable annuity contracts and/or variable life insurance policies.


The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by the portfolios. Income from the disposition of foreign currencies, and income from transactions in options, futures, and forward contracts derived by a portfolio with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.


Foreign Investments - portfolios investing in foreign securities or currencies (which may include [list portfolios so authorized] may be required to pay withholding, income or other taxes to foreign governments or U.S. possession. Foreign tax withholding from dividends and interest, if any, is generally at a rate between 10% and 35%. The investment yield of any portfolio that invests in foreign securities or currencies is reduced by these foreign taxes. Holders of Policies and Annuity Contracts investing in such portfolios bear the cost of any foreign taxes but will not be able to claim a foreign tax credit or deduction for these foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.


Dividends and interest received by each portfolio may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.


A portfolio may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a portfolio will be subject to Federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in a portfolio's investment company taxable income and, accordingly, will not be taxable to the portfolio to the extent that income is distributed to its shareholders. If a portfolio invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligations, the portfolio will be required to include in income each year its pro rata share of the qualified electing fund's annual net ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss), even if they are not distributed to the portfolio; those amounts would be subject to the Distribution Requirement. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof. A portfolio, however, may qualify for, and may make, an election permitted under Section 853 of the Code so that shareholders may be eligible to claim a credit or deduction on their Federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid or incurred by the portfolio to foreign countries (which taxes relate primarily to investment income). The portfolio may make an election under Section 853 of the Code, provided that more than 50% of the value of the portfolio's total assets at the close of the taxable year consists of securities in foreign corporations, and the portfolio satisfies applicable distribution provisions of the Code. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code. In addition, another election is available that would involve marking to market a portfolio's PFIC stock at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized although any such gains recognized will be ordinary income rather than capital gain. If this election were made, tax at the portfolio level under the PFIC rules would be eliminated, but a portfolio could, in limited circumstances, incur nondeductible interest charges. A portfolio's intention to qualify annually as a regulated investment company may limit a portfolio'selection with respect to PFIC stock.


The foregoing is only a general summary of some of the important Federal income tax considerations generally affecting the portfolios and their shareholders. No attempt is made to present a complete explanation of the Federal tax treatment of the portfolios' activities, and this discussion and the discussion in the prospectuses and/or statements of additional information for the Policies and Annuity Contracts are not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisors for more detailed information and for information regarding any state, local, or foreign taxes applicable to the policies, annuity contracts and the holders thereof.


                           CAPITAL STOCK OF THE FUND


As described in the Prospectus, the Fund offers a separate class of common stock for each portfolio. The Fund is currently comprised of the following portfolios: WRL VKAM Emerging Growth, WRL T. Rowe Price Small Cap, WRL Goldman Sachs Small Cap, WRL Alger Aggressive Growth, WRL GE/Scottish Equitable International Equity, WRL Janus Global, WRL Dreyfus Mid Cap, WRL Salomon All Cap, WRL Pilgrim Baxter Mid Cap Growth, WRL Janus Growth, WRL Goldman Sachs Growth, WRL C.A.S.E. Growth, WRL GE U.S. Equity, WRL NWQ Value Equity, WRL T. Rowe Price Dividend Growth, WRL Dean Asset Allocation, WRL LKCM Strategic Total Return, WRL Federated Growth & Income, WRL AEGON Balanced, WRL J.P. Morgan Real Estate Securities, WRL AEGON Bond and WRL J.P. Morgan Money Market. Not all of these portfolios are available in the product you have chosen.


                             REGISTRATION STATEMENT


There has been filed with the Securities and Exchange Commission, Washington, D.C. a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this Statement of Additional Information relates. If further information is desired with respect to the portfolios or such securities, reference is made to the Registration Statement and the exhibits filed as part thereof.

                              FINANCIAL STATEMENTS


The audited financial statements for each portfolio of the Fund for the year ended December 31, 1998 and the report of the Fund's independent accountants are included in the 1998 Annual Report, and are incorporated herein by reference to such report.


                               OTHER INFORMATION


[GRAPHIC OMITTED]   INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers, LLP, located at 160 Federal Street, Boston, Massachusetts 02110-9862, serves as the Fund's independent accountants. The Fund has engaged PricewaterhouseCoopers LLP to examine, in accordance with generally accepted auditing standards, its annual report.


[GRAPHIC OMITTED]   CUSTODIAN


Investors Bank & Trust Company ("IBT"), located at 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116, serves as the Fund's Custodian and Dividend Disbursing Agent. IBT provides comprehensive asset administrative services to the Fund and other members of the financial industry which include: multi-currency accounting; institutional transfer agency services; domestic and global custody; performance measures; foreign exchange; and securities lending and mutual fund administrative services.

                                  APPENDIX A

                      DESCRIPTION OF PORTFOLIO SECURITIES


     The following is intended only as a supplement to the information contained in the Prospectus and should be read only in conjunction with the Prospectus. Terms defined in the Prospectus and not defined herein have the same meanings as those in the Prospectus.


      1. CERTIFICATE OF DEPOSIT.* A certificate of deposit generally is a short-term, interest bearing negotiable certificate issued by a commercial bank or savings and loan association against funds deposited in the issuing institution.


      2. EURODOLLAR CERTIFICATE OF DEPOSIT.* A Eurodollar certificate of deposit is a short-term obligation of a foreign subsidiary of a U.S. bank payable in U.S. dollars.


      3. FLOATING RATE NOTE.* A floating rate note is debt issued by a corporation or commercial bank that is typically several years in term but whose interest rate is reset every one to six months.


      4. INVERSE FLOATING RATE SECURITIES.* Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities.


      5. FLOATING RATE OBLIGATIONS.* Floating rate obligations generally exhibit a low price volatility for a given stated maturity or average life because their coupons adjust with changes in interest rates.


      6. TIME DEPOSIT.* A time deposit is a deposit in a commercial bank for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.


      7. BANKERS' ACCEPTANCE.* A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.


      8. VARIABLE AMOUNT MASTER DEMAND NOTE.*  A variable amount master demand note is a note which fixes a minimum and maximum amount of credit and provides for lending and repayment within those limits at the discretion of the lender. Before investing in any variable amount master demand notes, a portfolio will consider the liquidity of the issuer through periodic credit analysis based upon publicly available information.


      9. PREFERRED STOCKS. Preferred stocks are securities which represent an ownership interest in a corporation and which give the owner a prior claim over common stock on the corporation's earnings and assets. Preferred stock generally pays quarterly dividends. Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stock from one another are the dividend rights, which may be cumulative or non-cumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.


     10. CONVERTIBLE SECURITIES. A portfolio may invest in debt securities convertible into or exchangeable for equity securities, or debt securities that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities or acquired as part of units of the securities. Such securities normally pay less current income than securities into which they are convertible, and the concomitant risk of loss from declines in those values.


     11. COMMERCIAL PAPER.* Commercial paper is a short-term promissory note issued by a corporation primarily to finance short-term credit needs.


     12. REPURCHASE AGREEMENT.* A repurchase agreement is an instrument under which a portfolio acquires ownership of a debt security and the seller agrees to repurchase the obligation at a mutually agreed upon time and price. The total amount received on repurchase is calculated to exceed the price paid by the portfolio, reflecting an agreed upon market rate of interest for the period from the time of a portfolio's purchase of the security to the settlement date (i.e., the time of repurchase), and would not necessarily relate to the interest rate on the underlying securities. A portfolio will only enter into repurchase agreements with underlying securities consisting of U.S. Government or government agency securities,

--------------
* Short-term Securities.

certificates of deposit, commercial paper or bankers' acceptances, and will be entered only with primary dealers. While a portfolio may invest in repurchase agreements for periods up to 30 days, it is expected that typically such periods will be for a week or less. The staff of the SEC has taken the position that repurchase agreements of greater than seven days together with other illiquid investments should be limited to an amount not in excess of 15% of a portfolio's net assets.

     Although repurchase transactions usually do not impose market risks on the purchaser, a portfolio would be subject to the risk of loss if the seller fails to repurchase the securities for any reason and the value of the securities is less than the agreed upon repurchase price. In addition, if the seller defaults, a portfolio may incur disposition costs in connection with liquidating the securities. Moreover, if the seller is insolvent and bankruptcy proceedings are commenced, under current law, a portfolio could be ordered by a court not to liquidate the securities for an indeterminate period of time and the amount realized by a portfolio upon liquidation of the securities may be limited.

     13. REVERSE REPURCHASE AGREEMENT. A reverse repurchase agreement involves the sale of securities held by a portfolio, with an agreement to repurchase the securities at an agreed upon price, date and interest payment. A portfolio will use the proceeds of the reverse repurchase agreements to purchase other money market securities maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. A portfolio will utilize reverse repurchase agreements when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transactions.

     14. ASSET-BACKED SECURITIES. A portfolio may invest in securities backed by automobile receivables and credit card receivables and other securities backed by other types of receivables or other assets. Credit support for asset-backed securities may be based on the underlying assets and/or provided through credit enhancements by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over-collateralization. A portfolio will only purchase an asset-backed security if it is rated at least "A" by S&P or Moody's.

     15. MORTGAGE-BACKED SECURITIES. A portfolio may purchase mortgage-backed securities issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. Mortgage-backed securities include mortgage pass-through securities, mortgage-backed bonds, and mortgage pay-through securities. A mortgage pass-through security is a pro-rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder. Mortgage-backed bonds are general obligations of their issuers, payable out of the issuers' general funds and additionally secured by a first lien on a pool of mortgages. Mortgage pay-through securities exhibit characteristics of both pass-through and mortgage-backed bonds. Mortgage-backed securities also include other debt obligations secured by mortgages on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and a portfolio may invest in them if it is determined they are consistent with the portfolio's investment objective and policies.

     16. COLLATERALIZED MORTGAGE OBLIGATIONS. (CMOs) are pay-through securities collateralized by mortgages or mortgage-backed securities. CMOs are issued in classes and series that have different maturities and interest rates.

     17. STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities are created when the principal and interest payments of a mortgage-backed security are separated by a U.S. Government agency or a financial institution. The holder of the "principal-only" security receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security receives interest payments from the same underlying security.

     The value of mortgage-backed securities may change due to changes in the market's perception of issuers. In addition, the mortgage securities market in general may be adversely affected by regulatory or tax changes. Non-governmental mortgage-backed securities may offer a higher yield than those issued by government entities but also may be subject to greater price change than government securities.

     Like most mortgage securities, mortgage-backed securities are subject to prepayment risk. When prepayment occurs, unscheduled or early payments are made on the underlying mortgages, which may shorten the effective maturities of those securities and may lower their total return. Furthermore, the prices of stripped mortgage-backed securities can be significantly affected by changes in interest rates as well. As interest rates fall, prepayment rates tend to increase, which in turn tends to reduce prices of "interest-only" securities and increase prices of "principal-only" securities. Rising interest rates can have the opposite effect.

     18. FINANCING CORPORATION SECURITIES. (FICOs) are debt obligations issued by the Financing Corporation. The Financing Corporation was originally created to recapitalize the Federal Savings and Loan Insurance Corporation (FSLIC) and now functions as a financing vehicle for the FSLIC Resolution Fund, which received substantially all of FSLIC's assets and liabilities.

     19. U.S. GOVERNMENT SECURITIES. U.S. Government securities are securities issued by or guaranteed by the U.S. Government or its agencies or instrumentalities. U.S. Government securities have varying degrees of government backing. They may be backed by the credit of the U.S. Government as a whole or only by the issuing agency or instrumentality. For example, securities issued by the Financing Corporation are supported only by the credit of the Financing Corporation, and not by the U.S. Government. Securities issued by the Federal Home Loan Banks and the Federal National Mortgage Association
(FNMA) are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. U.S. Treasury bonds, notes, and bills, and some agency securities, such as those issued by the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. Government as to payment of principal and interest and are the highest quality U.S. Government securities. Each portfolio, and its share price and yield, are not guaranteed by the U.S. Government.


     20. ZERO COUPON BONDS.  Zero coupon bonds are created three ways:


    1) U.S. TREASURY STRIPS (Separate Trading of Registered Interest and Principal of Securities) are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financial Corporation (FICO) also can be stripped in this fashion.


    2) STRIPS are created when a dealer deposits a Treasury Security or a Federal agency security with a custodian for safe keeping and then sells the coupon payments and principal payment that will be generated by this security separately. Proprietary receipts, such as Certificates of Accrual on Treasury Securities (CATS), Treasury Investment Growth Receipts (TIGRS), and generic Treasury Receipts (TRs), are stripped U.S. Treasury securities separated into their component parts through custodial arrangements established by their broker sponsors. FICO bonds have been stripped in this fashion. The portfolios have been advised that the staff of the Division of Investment Management of the SEC does not consider such privately stripped obligations to be U.S. Government securities, as defined by the 1940 Act. Therefore, the portfolios will not treat such obligations as U.S. Government securities for purposes of the 65% portfolio composition ratio.


    3) ZERO COUPON BONDS can be issued directly by Federal agencies and instrumentalities, or by corporations. Such issues of zero coupon bonds are originated in the form of a zero coupon bond and are not created by stripping an outstanding bond.


     Zero coupon bonds do not make regular interest payments. Instead they are sold at a deep discount from their face value. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change. In calculating its dividends, the Fund takes into account as income a portion of the difference between zero coupon bond's purchase price and its face value.


     21. BOND WARRANTS. A warrant is a type of security that entitles the holder to buy a proportionate amount of a bond at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. Warrants generally trade in the open market and may be sold rather than exercised.


     22. OBLIGATIONS OF SUPRANATIONAL ENTITIES. Obligations of supranational entities include those of international organizations designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World
Bank), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. There is no assurance that foreign governments will be able or willing to honor their commitments.


     23. EQUIPMENT LEASE AND TRUST CERTIFICATES. A portfolio may invest in equipment lease and trust certificates, which are debt securities that are secured by direct or indirect interest in specified equipment or equipment leases (including, but not limited to, railroad rolling stock, planes, trucking or shipping fleets, or other personal property).


     24. TRADE CLAIMS. Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty.

                                  APPENDIX B

                    BRIEF EXPLANATION OF RATING CATEGORIES



                                BOND RATING   EXPLANATION
                                -----------   -----------
STANDARD & POOR'S CORPORATION   AAA           Highest rating; extremely strong capacity to pay principal and interest.
                                AA            High quality; very strong capacity to pay principal and interest.
                                A             Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
                                BBB           Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capac-
                                              ity to pay principal and interest then for higher rated bonds.
                                BB, B, and    Predominantly speculative with respect to the issuer's capacity to
                                CC, CC, C     meet required interest and principal payments. BB - lowest degree of speculation; C- the highest degree of speculation. Quality and protective characteristics outweighed by large uncertainties or major risk exposure to adverse conditions.
                                D             In default.

PLUS (+) OR MINUS (-) - The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

UNRATED - Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.



MOODY'S INVESTORS SERVICE, INC.   Aaa   Highest qualty, smallest degree of investment risk.
                                  Aa    High quality; together with Aaa bonds, they compose the high-grade bond group.
                                  A     Upper-medium grade obligations; many favorable investment
                                        attributes.
                                  Baa   Medum-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.
                                  Ba    More unceratin, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
                                  B     Lack characteristics of desirable investment; potentially low assur-
                                        ance of timely interest and principal payments or maintenance of other contract terms over time.
                                  Caa   Poor standing, may be in default; elements of danger with respect to principal or interest payments.
                                  Ca    Speculative in a high degree; could be in default or have other marked short-comings.
                                  C     Lowest-rated; extremely poor prospects of ever attaining investment standing.

UNRATED - Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:
     1. An application for rating was not received or accepted.
     2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.
     3. There is lack of essential data pertaining to the issue or issuer.
     4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                             WRL SERIES FUND, INC.

                           WRL VKAM EMERGING GROWTH
                               WRL JANUS GLOBAL
                               WRL JANUS GROWTH




                      STATEMENT OF ADDITIONAL INFORMATION



This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the WRL Series Fund, Inc. (the "Fund") Prospectus. A copy of the Prospectus may be obtained from the Fund by writing the Fund at 570 Carillon Parkway, St. Petersburg, FL 33716 or by calling the Fund at (800) 851-9777.


                              Investment Adviser:


                        WRL INVESTMENT MANAGEMENT, INC.

                                 Sub-Advisers:


                       VAN KAMPEN ASSET MANAGEMENT INC.
                           JANUS CAPITAL CORPORATION



The date of the Prospectus to which this Statement of Additional Information relates and the date of this Statement of Additional Information is May 1, 1999.

                              TABLE OF CONTENTS




                                                                                 Page in this Statement
                                                                                           of
                                                                                 Additional Information
                                                                                -----------------------
Fund History                                                                                1

INVESTMENT OBJECTIVES AND POLICIES                                                          2

Investment Restrictions                                                                     2

 WRL VKAM Emerging Growth                                                                   2
 WRL Janus Global                                                                           3
 WRL Janus Growth                                                                           3

INVESTMENT POLICIES                                                                         5

 Lending                                                                                    5
 Borrowing                                                                                  6
 Short Sales                                                                                6
 Foreign Securities                                                                         6
 Foreign Bank Obligations                                                                   7
 Forward Foreign Currency Contracts                                                         7
 When-Issued, Delayed Settlement and Forward Delivery Securities                            7
 Repurchase and Reverse Repurchase Agreements                                               8
 Temporary Defensive Position                                                               8
 U.S. Government Securities                                                                 8
 Non-Investment Grade Debt Securities                                                       9
 Convertible Securities                                                                     9
 Investments in Futures, Options and Other Derivative Instruments                           9
 Zero Coupon, Pay-In-Kind and Step Coupon Securities                                       18
 Warrants and Rights                                                                       19
 Mortgage-Backed Securities                                                                19
 Asset-Backed Securities                                                                   19
 Pass-Through Securities                                                                   19
 Other Income Producing Securities                                                         20
 Illiquid and Restricted/144A Securities                                                   20
 Other Investment Companies                                                                21
 Bank and Thrift Obligations                                                               21
 Investments in the Real Estate Industry and Real Estate Investment Trusts
   ("REITs")                                                                               22
 Variable Rate Master Demand Notes                                                         22
 Debt Securities and Fixed-Income Investing                                                22
 High Yield/High-Risk Securities                                                           23
 Trade Claims                                                                              23

MANAGEMENT OF THE FUND                                                                     24

 Directors and Officers                                                                    24
 The Investment Adviser                                                                    25
 The Sub-Advisers                                                                          27
 Joint Trading Accounts                                                                    29
 Administrative and Transfer Agency Services                                               29
 Personal Securities Transactions                                                          29

PORTFOLIO TRANSACTIONS AND BROKERAGE                                                       29

 Portfolio Turnover                                                                        29
 Placement of Portfolio Brokerage                                                          30

                                                         Page in this Statement
                                                                   of
                                                         Additional Information
                                                        -----------------------
PURCHASE AND REDEMPTION OF SHARES                                  31

 Determination of Offering Price                                   31
 Net Asset Valuation                                               31

CALCULATION OF PERFORMANCE RELATED INFORMATION                     32

 Total Return                                                      32
 Yield Quotations                                                  32

TAXES                                                              32

CAPITAL STOCK OF THE FUND                                          34

REGISTRATION STATEMENT                                             34

FINANCIAL STATEMENTS                                               34

OTHER INFORMATION                                                  35

 Independent Accountants                                           35
 Custodian                                                         35

Appendix A - Description of Portfolio Securities                  A-1

Appendix B - Brief Explanation of Rating Categories               B-1

[GRAPHIC OMITTED]   FUND HISTORY


The Fund was incorporated under the laws of the State of Maryland on August 21, 1985 and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company.

The Fund offers its shares only for purchase by the separate accounts of the life companies to fund benefits under variable life insurance policies or variable annuity contracts issued by AUSA Life Insurance Company, Inc. ("AUSA"), PFL Life Insurance Company ("PFL"), Western Reserve Life Assurance Co. of Ohio ("WRL") and People's Benefit Life Insurance Company ("Peoples") (the "Life Companies"). Shares may be offered to other life insurance companies in the future. On April 30, 1999, AUSA and PFL redeemed shares of the WRL Janus Growth portfolio owned by them to fund certain variable annuity contracts. Prior to the redemption, AUSA and PFL together owned approximately 20% of the portfolio's outstanding securities.


Because Fund shares are sold to separate accounts established to receive and invest premiums received under variable life insurance policies and purchase payments received under the variable annuity contracts, it is conceivable that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts of the Life Companies to invest in the Fund simultaneously. Neither the Life Companies nor the Fund currently foresees any such disadvantages or conflicts, either to variable life insurance policyholders or to variable annuity contract owners. Any Life Company may notify the Fund's Board of a potential or existing conflict. The Fund's Board will then determine if a material conflict exists and what action, if any, should be taken in response. Such action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policyholders and those given by variable annuity contract owners. The Fund's Board might conclude that separate funds should be established for variable life and variable annuity separate accounts. If this happens, the affected Life Companies will bear the attendant expenses of establishing separate funds. As a result, variable life insurance policyholders and variable annuity contract owners would no longer have the economies of scale typically resulting from a larger combined fund.


The Fund offers a separate class of common stock for each portfolio. All shares of a portfolio have equal voting rights, but only shares of a particular portfolio are entitled to vote on matters concerning only that portfolio. Each of the issued and outstanding shares of a portfolio is entitled to one vote and to participate equally in dividends and distributions declared by the portfolio and, upon liquidation or dissolution, to participate equally in the net assets of the portfolio remaining after satisfaction of outstanding liabilities. The shares of a portfolio, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion, exchange or similar rights, and will be freely transferable. Shares do not have cumulative voting rights. The holders of more than 50% of the shares of the Fund voting for the election of directors can elect all of the directors of the Fund if they so choose. In such event, holders of the remaining shares would not be able to elect any directors.


Only the separate accounts of the Life Companies may hold shares of the Fund and are entitled to exercise the rights directly as described above. To the extent required by law, the Life Companies will vote the Fund's shares held in the separate accounts, including Fund shares which are not attributable to policyowners, at meetings of the Fund, in accordance with instructions received from persons having voting interests in the corresponding sub-accounts of the separate accounts. Except as required by the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund does not hold regular or special policyowner meetings. If the 1940 Act or any regulation thereunder should be amended, or if present interpretation thereof should change, and as a result it is determined that the Life Companies are permitted to vote the Fund's shares in their own right, they may elect to do so. The rights of policyowners are described in more detail in the prospectuses or disclosure documents for the policies and the annuity contracts, respectively.

                       INVESTMENT OBJECTIVES AND POLICIES


The investment objectives of the WRL VKAM Emerging Growth, WRL Janus Global, and WRL Janus Growth, (a "portfolio" or collectively, the "portfolios") of the Fund are described in the Fund's' prospectus. Shares of the portfolios are sold only to the separate accounts of WRL and to separate accounts of certain of its affiliated life insurance companies (collectively, the "separate accounts") to fund the benefits under certain variable life insurance policies (the "policies") and variable annuity contracts (the "annuity contracts").

As indicated in the prospectus, each portfolio's investment objective and, unless otherwise noted, its investment policies and techniques may be changed by the Board of Directors of the Fund without approval of shareholders or holders of the policies or annuity contracts (collectively, "policyowners"). A change in the investment objective or policies of a portfolio may result in the portfolio having an investment objective or policies different from those which a policyowner deemed appropriate at the time of investment.


As indicated in the prospectus, each portfolio is subject to certain fundamental policies and restrictions which may not be changed without the approval of the holders of a majority of the outstanding voting securities of the portfolio. "Majority" for this purpose and under the 1940 Act means the lesser of (i) 67% of the outstanding voting securities represented at a meeting at which more than 50% of the outstanding voting securities of a portfolio are represented or (ii) more than 50% of the outstanding voting securities of a portfolio. A complete statement of all such fundamental policies is set forth below. State insurance laws and regulations may impose additional limitations on the Fund's investments, including the Fund's ability to borrow, lend and use options, futures and other derivative instruments. In addition, such laws and regulations may require that a portfolio's investments meet additional diversification or other requirements.


INVESTMENT RESTRICTIONS


[GRAPHIC OMITTED]   WRL VKAM EMERGING GROWTH
                    (FORMERLY EMERGING GROWTH PORTFOLIO)


The portfolio may not, as a matter of fundamental policy:


      1. With respect to 75% of the portfolio's total assets purchase the securities of any one issuer (other than Government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of such issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer.

      2. Invest more than 25% of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction. In addition, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

      3. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the portfolio from investing in securities or other instruments backed by physical commodities).

      4. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

      5. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

      6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

      7. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the portfolio's total assets by reason of a decline in total assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements.

      8. Issue senior securities, except as permitted by the 1940 Act.

Furthermore, the portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or policyowner approval:

      (A) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, provided that margin payments and other deposits in connection with transactions in options, futures contracts and options on futures contracts shall not be deemed to constitute selling securities short.

      (B) The portfolio may not purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions and that margin payments and other deposits in connection with transactions in options, futures contracts and options on futures contracts shall not be deemed to constitute purchasing securities on margin.

      (C) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.

      (D) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply in the case of assets deposited to provide margin or guarantee positions in options, futures contracts and options on futures contracts or the segregation of assets in connection with such contracts.

      (E) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which the Board of Directors has made a determination as to liquidity, as permitted under the 1940 Act.

      (F) The portfolio may not invest in companies for the purpose of exercising control or management.

      (G) The portfolio may not invest in securities of foreign issuers denominated in foreign currency and not publicly traded in the United States if at the time of acquisition more than 20% of the portfolio's total assets would be invested in such securities.


[GRAPHIC OMITTED]   WRL JANUS GLOBAL
                    (FORMERLY GLOBAL PORTFOLIO)


The portfolio may not, as a matter of fundamental policy:

      1. (a) With respect to 75% of the portfolio's assets, invest in the securities (other than Government securities as defined in the 1940 Act) of any one issuer if immediately thereafter, more than 5% of the portfolio's total assets would be invested in securities of that issuer; or (b) with respect to 100% of the portfolio's assets, own more than either (i) 10% in principal amount of the outstanding debt securities of an issuer, or (ii) 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to Government securities, bank money market instruments or bank repurchase agreements.

      2. Invest more than 25% of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

      3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

      4. Invest directly in real estate or interests in real estate; however, the portfolio may own debt or equity securities issued by companies engaged in those businesses.

      5. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

      6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

      7. Borrow money, except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

      8. Issue senior securities, except as permitted by the 1940 Act.

      Furthermore, the portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or policyowner approval:

      (A) The portfolio may not (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the portfolio's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the portfolio's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets.

      (B) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short.

      (C) The portfolio may not purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions, provided that margin payments and other deposits in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

      (D) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies.

Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.

      (E) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or the segregation of assets in connection with such contracts.

      (F) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which the Board of Directors has made a determination as to liquidity, as permitted under the 1940 Act.

      (G) The portfolio may not invest in companies for the purpose of exercising control or management.

      (A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Directors, as permitted under the 1940 Act.

      (B) The portfolio may not invest in companies for the purpose of exercising control or management.

      (C) The portfolio may not sell securities short. This restriction shall not apply to transactions involving selling securities "short against the box."



[GRAPHIC OMITTED]   WRL JANUS GROWTH
                    (FORMERLY GROWTH PORTFOLIO)


A portfolio may not, as a matter of fundamental policy:

      1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than cash items and "Government securities" as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of such issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer.

      2. Invest more than 25% of the value of the portfolio's assets in any particular industry (other than Government securities).

      3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this restriction shall not prevent the portfolio from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities).

      4. Invest directly in real estate or interests in real estate, including limited partnership interests; however, the portfolio may own debt or equity securities issued by companies engaged in those businesses.

      5. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the portfolio.

      6. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

      7. Borrow money, except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% restriction. This policy shall not prohibit reverse repurchase agreements or deposits of assets to provide margin or guarantee positions in connection with transactions in options, future contracts, swaps, forward contracts, or other derivative instruments or the segregation of assets in connection with such transactions.

      8. Issue senior securities, except as permitted by the 1940 Act.

Furthermore, the portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or policyowner approval:

(A) A portfolio may not, as a matter of non-fundamental policy: (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the portfolio's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the portfolio's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets.

      (B) A portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

      (C) A portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, swaps, forward contracts and other derivative instruments are not deemed to constitute selling securities short.

      (D) A portfolio may not purchase securities on margin, except that a portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

      (E) A portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any securities for which the Board of Directors or the Sub-Adviser has made a determination of liquidity, as permitted under the 1940 Act.

      (F) A portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Restrictions (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers to exchange, or as a result of reorganization, consolidation, or merger. If the portfolio invests in a money market fund, the Investment Adviser will reduce its advisory fee by the amount of any investment advisory or administrative service fees paid to the investment manager of the money market fund.

      (G) A portfolio may not invest more than 25% of its net assets at the time of purchase in the securities of foreign issuers and obligors.

      (H) A portfolio may not invest in companies for the purpose of exercising control or management.

                              INVESTMENT POLICIES


This section explains certain other portfolio policies, subject to each portfolio's investment restrictions. PLEASE CAREFULLY REVIEW THE "INVESTMENT RESTRICTIONS" FOR EACH PORTFOLIO LISTED ABOVE.


[GRAPHIC OMITTED]   LENDING


Each of the portfolios may lend its portfolio securities subject to the restrictions stated in this Statement of Additional Information. Under applicable regulatory requirements (which are subject to change), the following conditions apply to securities loans: (a) the loan must be continuously secured by liquid assets maintained on a current basis in an amount at least equal to the market value of the securities loaned; (b) each portfolio must receive any dividends or interest paid by the issuer on such securities; (c) each portfolio must have the right to call the loan and obtain the securities loaned at any time upon notice of not more than five business days, including the right to call the loan to permit voting of the securities; and (d) each portfolio must receive either interest from the investment of collateral or a fixed fee from the borrower.

State laws and regulations may impose additional limitations on borrowings.

Securities loaned by a portfolio remain subject to fluctuations in market value. A portfolio may pay reasonable finders, custodian and administrative fees in connection with a loan. Securities lending, as with other extensions of credit, involves the risk that the borrower may default. Although securities loans will be fully collateralized at all times, a portfolio may experience delays in, or be prevented from, recovering the collateral. During the period that the portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. The portfolios do not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if it were considered important with respect to the investment. A portfolio may also incur expenses in enforcing its rights.

If a portfolio has sold a loaned security, it may not be able to settle the sale of the security and may incur potential liability to the buyer of the security on loan for its costs to cover the purchase.

The WRL VKAM Emerging Growth may also lend (or borrow) money to other funds that are managed by its respective sub-adviser, provided that the portfolio seeks and obtains permission from the SEC.


[GRAPHIC OMITTED]   BORROWING


Subject to its investment restrictions, each portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed 25% of total assets.

To secure borrowings, a portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets.

The portfolios with a common Sub-Adviser may also borrow (or lend) money to other portfolios or funds that permit such transactions and are also advised by that Sub-Adviser, provided each portfolio or fund seeks and obtains permission from the SEC. There is no assurance that such permission would be granted.


[GRAPHIC OMITTED]   SHORT SALES


Each portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities sold short or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.


[GRAPHIC OMITTED]   FOREIGN SECURITIES


Subject to a portfolio's investment restricitions and policies, a portfolio may purchase certain foreign securities. Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issuers. These considerations include:

     o CURRENCY TRADING COSTS. A portfolio incurs costs in converting foreign currencies into U.S. dollars, and vice versa.

     o DIFFERENT ACCOUNTING AND REPORTING PRACTICES. Foreign companies are generally subject to tax laws and to accounting, auditing and financial reporting standards, practices and requirements different from those that apply in the U.S.

     o LESS INFORMATION AVAILABLE. There is generally less public information available about foreign companies.

     o MORE DIFFICULT BUSINESS NEGOTIATIONS. A portfolio may find it difficult to enforce obligations in foreign countries or to negotiate favorable brokerage commission rates.

     o REDUCED LIQUIDITY/INCREASED VOLATILITY. Some foreign securities are less liquid and their prices more volatile, than securities of comparable U.S. companies.

     o SETTLEMENT DELAYS. Settling foreign securities may take longer than settlements in the U.S.

     o HIGHER CUSTODY CHARGES. Custodianship of shares may cost more for foreign securities than it does for U.S. securities.

     o ASSET VULNERABILITY. In some foreign countries, there is a risk of direct seizure or appropriation through taxation of assets of a portfolio. Certain countries may also impose limits on the removal of securities or other assets of a portfolio. Interest, dividends and capital gains on foreign securities held by a portfolio may be subject to foreign withholding taxes.

     o POLITICAL INSTABILITY. In some countries, political instability, war or diplomatic developments could affect investments.

These risks may be greater in emerging countries or in countries with limited or emerging markets, In particular, developing countries have relatively unstable governments, economies based on only a few industries, and securities markets that trade only a small number of securities. As a result, securities of issuers located in developing countries may have limited marketability and may be subject to abrupt or erratic price fluctuations.

At times, a portfolio's foreign securities may be listed on exchanges or traded in markets which are open on days (such as Saturday) when the portfolio does not compute a price or accept orders for purchase, sale or exchange of shares. As a result, the net asset value of the portfolio may be significantly affected by trading on days when policyholders cannot make transactions.

A portfolio may also purchase American Depositary Receipts ("ADRs"), which are dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. A portfolio may also invest in American Depositary Shares ("ADSs"), European Depositary Receipts ("EDRs") or Global Depositary Receipts ("GDRs") and other types of receipts of shares evidencing ownership of the underlying foreign security.

ADRS AND ADSS are subject to some of the same risks as direct investments in foreign securities, including the currency risk discussed above. The regulatory requirements with respect to ADRs and ADSs that are issued in sponsored and unsponsored programs are generally similar but the issuers of unsponsored ADRs and ADSs are not obligated to disclose material information in the

U.S., and, therefore, such information may not be reflected in the market value of the ADRs and ADS.

FOREIGN EXCHANGE TRANSACTIONS. To the extent a portfolio invests directly in foreign securities, a portfolio will engage in foreign exchange transactions. The foreign currency exchange market is subject to little government regulation, and such transactions generally occur directly between parties rather than on an exchange or in an organized market. This means that a portfolio is subject to the full risk of default by a counterparty in such a transaction. Because such transactions often take place between different time zones, a portfolio may be required to complete a currency exchange transaction at a time outside of normal business hours in the counterparty's location, making prompt settlement of such transaction impossible. This exposes a portfolio to an increased risk that the counterparty will be unable to settle the transaction. Although the counterparty in such transactions is often a bank or other financial institution, currency transactions are generally not covered by insurance otherwise applicable to such institutions.


[GRAPHIC OMITTED]   FOREIGN BANK OBLIGATIONS


A portfolio may invest in foreign bank obligations and obligations of foreign branches of domestic banks. These investments present certain risks.

                             /diamond/ RISK FACTORS


Risks include the impact of future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls and/or the addition of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations.

In addition, there may be less publicly available and reliable information about a foreign bank than about domestic banks owing to different accounting, auditing, reporting and recordkeeping standards.


[GRAPHIC OMITTED]   FORWARD FOREIGN CURRENCY CONTRACTS


A forward foreign currency contract ("forward contract") is used to purchase or sell foreign currencies at a future date as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities or during the time a portfolio has exposure to foreign currencies. A forward contract, which is also included in the types of instruments commonly known as derivatives, is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate.

                             /diamond/ RISK FACTORS


Investors should be aware that hedging against a decline in the value of a currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of portfolio securities decline.

Furthermore, such hedging transactions preclude the opportunity for gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to a portfolio's limitation on investing in illiquid securities.



[GRAPHIC OMITTED]   WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY
                    SECURITIES


Securities may be purchased and sold on a "when- issued," "delayed settlement," or "forward (delayed) delivery" basis.

"When-issued" or "forward delivery" refers to securities whose terms are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due.

A portfolio may engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the trasaction. When a portfolio engages in when-issued or forward delivery transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

"Delayed settlement" is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by a portfolio until it receives payment or delivery from the other party to any of the above transactions.


The portfolio will segregate with its custodian cash, U.S. Government securities or other liquid assets at least equal to the value or purchase commitments until payment is made. Such of the segregated securities will either mature or, if necessary, be sold on or before the settlement date. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a portfolio may earn income in securities it has segregated to collateralize its delayed delivery purchases.


New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.


                             /diamond/ RISK FACTORS

At the time of settlement, the market value of the security may be more or less than the purchase price. The portfolio bears the risk of such market value fluctuations. These transactions also involve a risk to a portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the portfolio is delayed or prevented from completing the transaction.


[GRAPHIC OMITTED]   REPURCHASE AND REVERSE REPURCHASE AGREEMENTS


Subject to a portfolio's investment restrictions and policies, a portfolio may enter into repurchase or reverse repurchase agreements.

In a repurchase agreement, a portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security. A portfolio may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a portfolio in connection with bankruptcy proceedings), it is the policy of the portfolio to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by a portfolio's Sub-Adviser.

In a reverse repurchase agreement, a portfolio sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for temporary or emergency purposes without necessity of selling portfolio securities or to earn additional income on portfolio securities such as U.S. Treasury bills and notes. While a reverse repurchase agreement is outstanding, the portfolio will segregate with its custodian cash and appropriate liquid assets to cover its obligation under the agreement. Reverse repurchase agreements are considered a form of borrowing by the portfolio for purposes of the 1940 Act. A portfolio will enter into reverse repurchase agreements only with parties that the portfolio's Sub-Adviser deems creditworthy, and that have been reviewed by the Board of Directors of the Fund. The WRL Goldman Sachs Small Cap and WRL Goldman Sachs Growth may, together with other registered investment companies managed by GSAM or its affiliates, transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

                             /diamond/ RISK FACTORS


Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.


Reverse repurchase agreements may expose a portfolio to greater fluctuations in the value of its assets.



[GRAPHIC OMITTED]   TEMPORARY DEFENSIVE POSITION


For temporary defensive purposes, a portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.



[GRAPHIC OMITTED]   U.S. GOVERNMENT SECURITIES


Subject to a portfolio's investment restrictions or policies, a portfolio may invest in U.S. Government obligations which generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. Government agencies or instrumentalities. Examples of the types of U.S. Government securities that the portfolio may hold include the Federal Housing Administration, Small Business Administration, General Services Administration, Federal Farm Credit Banks, Federal Intermediate Credit Banks, and Maritime Administration. U.S. Government securities may be supported by the full faith and credit of the U.S. Government (such as securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Bank); by the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association); or only by the credit of the issuing agency.


Examples of agencies and instrumentalities which may not always receive financial support from the U.S. Government are: Federal Land Banks; Central Bank for Cooperatives; Federal Intermediate Credit Banks; Federal Home Loan Banks; Farmers Home Administration; and Federal National Mortgage Association ("FNMA").

[GRAPHIC OMITTED]   NON-INVESTMENT GRADE DEBT SECURITIES


Subject to limitations set forth in a portfolio's investment policies, a portfolio may invest its assets in debt securities below the four highest grades ("lower grade debt securities" commonly referred to as "junk bonds"), as determined by Moody's Investors Service, Inc. ("Moody's") (lower than Baa) or Standard & Poor's Corporation ("S&P") (lower than BBB). Bonds and preferred stock rated "B" or "b" by Moody's are not considered investment grade debt securities. (See Appendix B for a description of debt securities ratings.)

Before investing in any lower-grade debt securities, a portfolio's Sub-Adviser will determine that such investments meet the portfolio's investment objective. Lower-grade debt securities usually have moderate to poor protection of principal and interest payments, have certain speculative characteristics, and involve greater risk of default or price declines due to changes in the issuer's creditworthiness than investment-grade debt securities. Because the market for lower-grade debt securities may be thinner and less active than for investment grade debt securities, there may be market price volatility for these securities and limited liquidity in the resale market. Market prices for lower-grade debt securities may decline significantly in periods of general economic difficulty or rising interest rates. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.

The quality limitation set forth in each portfolio's investment policies is determined immediately after the portfolio's acquisition of a given security. Accordingly, any later change in ratings will not be considered when determining whether an investment complies with the portfolio's investment policies.



[GRAPHIC OMITTED]   CONVERTIBLE SECURITIES


Subject to any investment limitations set forth in a portfolio's policies or investment restrictions, a portfolio may invest in convertible securities. Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.


DECS (Dividend Enhanced Convertible Stock, or Debt Exchangeable for Common Stock when-issued as a debt security) offer a substantial dividend advantage with the possibility of unlimited upside potential if the price of the underlying common stock exceeds a certain level. DECS convert to common stock at maturity. The amount received is dependent on the price of the common stock at the time of maturity. DECS contain two call options at different strike prices. The DECS participate with the common stock up to the first call price. They are effectively capped at that point unless the common stock rises above a second price point, at which time they participate with unlimited upside potential.


PERCS (Preferred Equity Redeemable Stock, converts into an equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity) offer a substantial dividend advantage, but capital appreciation potential is limited to a predetermined level. PERCS are less risky and less volatile than the underlying common stock because their superior income mitigates declines when the common falls, while the cap price limits gains when the common rises.


Convertible securities generally rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk of declines in market value than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. In evaluating investment in a convertible security, primary emphasis will be given to the attractiveness of the underlying common stock. The convertible debt securities in which a portfolio may invest are subject to the same rating criteria as the portfolio's investment in non-convertible debt securities.



[GRAPHIC OMITTED]   INVESTMENTS IN FUTURES, OPTIONS AND OTHER DERIVATIVE
                    INSTRUMENTS


The following investments are subject to limitations as set forth in each portfolio's investment restrictions and policies:


FUTURES CONTRACTS. A portfolio may enter into contracts for the purchase or sale for future delivery of equity or fixed-income securities, foreign currencies or contracts based on financial indices, including interest rates or indices of U.S. Government or foreign government securities or equity or fixed-income securities ("futures contracts"). U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. Since all transactions in the futures market are made through a member of, and are offset or fulfilled through a clearinghouse associated with, the exchange on which the contracts are traded, a portfolio will incur brokerage fees when it buys or sells futures contracts.


When a portfolio buys or sells a futures contract, it incurs a contractual obligation to receive or deliver the underlying instrument (or a cash payment based on the difference between the underlying instrument's closing price and the price at which the contract was entered into) at a specified price on a specified date. Transactions in futures contracts generally would be made to seek to hedge against potential changes in interest or currency exchange rates or the prices of a security or a securities index which might correlate with or otherwise adversely affect either the value of a portfolio's securities or the prices of securities which the portfolio is considering buying at a later date. Futures may also be used for managing a portfolio's exposure to change in securities prices and foreign currencies; as an efficient means of adjusting its overall exposure to certain markets, or in an effort to enhance income.


The buyer or seller of futures contracts is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of an FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain high-grade liquid assets. If the value of either party's position declines, that party will be required to make additional "variation margin" payments with an FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments are similar to good faith deposits or performance bonds, unlike margin extended by a securities broker, and initial and variation margin payments do not constitute purchasing securities on margin for purposes of the portfolio's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a portfolio, the portfolio may be entitled to return of margin owed to the portfolio only in proportion to the amount received by the FCM's other customers. The portfolio's Sub-Adviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCM with which the portfolio does business and by depositing margin payments in a segregated account with the custodian when practical or otherwise required by law.


Although a portfolio would hold cash and liquid assets in a segregated account with a value sufficient to cover the portfolio's open futures obligations, the segregated assets would be available to the portfolio immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because the portfolio's cash that may otherwise be invested would be held uninvested or invested in liquid assets so long as the futures position remains open, the portfolio's return could be diminished due to the opportunity cost of foregoing other potential investments.


The acquisition or sale of a futures contract may occur, for example, when a portfolio holds or is considering purchasing equity securities and seeks to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, a portfolio might sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the portfolio and thereby preventing a portfolio's net asset value from declining as much as it otherwise would have. A portfolio also could seek to protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows a portfolio to maintain a defensive position without having to sell portfolio securities.


Similarly, when prices of equity securities are expected to increase, futures contracts may be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity securities, a portfolio could take advantage of the potential rise in the value of equity securities without buying them until the market has stabilized. At that time, the futures contracts could be liquidated and the portfolio could buy equity securities on the cash market. To the extent a portfolio enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the portfolio's obligations with respect to futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by the portfolio with respect to the futures contracts.


The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by a portfolio's Sub-Adviser still may not result in a successful use of futures contracts.


Futures contracts entail risks. Although each portfolio's Sub-Adviser believes that use of such contracts can benefit a portfolio, if the Sub-Adviser's investment judgment is incorrect, a portfolio's overall performance could be worse than if the portfolio had not entered into futures contracts. For example, if a portfolio has attempted to hedge against the effects of a possible decrease in prices of securities held by the portfolio and prices increase instead, the portfolio may lose part or all of the benefit of the increased value of these securities because of offsetting losses in the portfolio's futures positions. In addition, if the portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may, but will not necessarily, be at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to a portfolio.


The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a portfolio will not match exactly the portfolio's current or potential investments. A portfolio may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of the portfolio's investments.


Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments correlate with a portfolio's investments. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a portfolio's investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A portfolio may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a portfolio's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the portfolio's other investments.

Because futures contracts are generally settled within a day from the date they are closed out, compared with longer settlement periods for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a portfolio to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a portfolio may not be able to promptly liquidate unfavorable positions and potentially be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the portfolio's access to other assets held to cover its futures positions also could be impaired.

Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

Each portfolio intends to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Such guidelines presently require that to the extent that a portfolio enters into futures contracts or options on a futures position that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the portfolio's net assets.

OPTIONS ON FUTURES CONTRACTS. A portfolio may buy and write options on futures contracts. An option on a futures contract gives the portfolio the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase and writing of options on futures contracts is similar in some respects to the purchase and writing of options on individual securities. See "Options on Securities" on page 14. Transactions in options on futures contracts will generally not be made other than to attempt to hedge against potential changes in interest rates or currency exchange rates or the price of a security or a securities index which might correlate with or otherwise adversely affect either the value of the portfolio's securities or the process of securities which the portfolio is considering buying at a later date.

The purchase of a call option on a futures contract may or may not be less risky than ownership of the futures contract or the underlying instrument, depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument. As with the purchase of futures contracts, when a portfolio is not fully invested it may buy a call option on a futures contract to attempt to hedge against a market advance.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, the portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the portfolio's holdings. The writing of a put option on a futures contract may constitute a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, the portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the portfolio is considering buying. If a call or put option a portfolio has written is exercised, the portfolio will incur loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between change in the value of its portfolio securities and changes in the value of the futures positions, a portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract is similar in some respect to the purchase of protective put options on portfolio securities. For example, a portfolio may buy a put option on a futures contract to attempt to hedge the portfolio's securities against the risk of falling prices.

The amount of risk a portfolio assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

FORWARD CONTRACTS. A portfolio may enter into forward foreign currency exchange contracts ("forward currency contracts") to attempt to minimize the risk to the portfolio from adverse changes in the relationship between the U.S. dollar and other currencies. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency) at a future date which is individually negotiated between currency traders and their customers. A portfolio may invest in forward currency contracts with stated contract values of up to the value of the portfolio's assets.

A portfolio may exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell. A portfolio may enter into a forward currency contract, for example, when it enters into a contract to buy or sell a security denominated in or exposed to fluctuations in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge").


Additionally, when a portfolio's Sub-Adviser believes that a foreign currency in which portfolio securities are denominated may suffer a substantial decline against the U.S. dollar, a portfolio may enter into a forward currency contract to sell an amount of that foreign currency (or a proxy currency whose performance is expected to replicate the performance of that currency) for U.S. dollars approximating the value of some or all of the portfolio securities denominated in that currency (not exceeding the value of the portfolio's assets denominated in that currency) or by participating in options or futures contracts with respect to the currency, or, when the portfolio's Sub-Adviser believes that the U.S. dollar may suffer a substantial decline against a foreign currency for a fixed U.S. dollar amount ("position hedge"). This type of hedge seeks to minimize the effect of currency appreciation as well as depreciation, but does not protect against a decline in the security's value relative to other securities denominated in the foreign currency.

A portfolio also may enter into a forward currency contract with respect to a currency where the portfolio is considering the purchase of investments denominated in that currency but has not yet done so ("anticipatory hedge").

In any of the above circumstances a portfolio may, alternatively, enter into a forward currency contract with respect to a different foreign currency when a portfolio's Sub-Adviser believes that the U.S. dollar value of that currency will correlate with the U.S. dollar value of the currency in which portfolio securities of, or being considered for purchase by, the portfolio are denominated ("cross-hedge"). For example, if a portfolio's Sub-Adviser believes that a particular foreign currency may decline relative to the U.S. dollar, a portfolio could enter into a contract to sell that currency or a proxy currency

(up to the value of the portfolio's assets denominated in that currency) in exchange for another currency that the Sub-Adviser expects to remain stable or to appreciate relative to the U.S. dollar. Shifting a portfolio's currency exposure from one foreign currency to another removes the portfolio's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the portfolio if the portfolio's Sub-Adviser's projection of future exchange rates is inaccurate.

A portfolio also may enter into forward contracts to buy or sell at a later date instruments in which a portfolio may invest directly or on financial indices based on those instruments. The market for those types of forward contracts is developing and it is not currently possible to identify instruments on which forward contracts might be created in the future.

A portfolio will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the forward contract or the currency being hedged. To the extent that a portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Fund's custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of the portfolio's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or liquid assets will be segregated on a daily basis so that the value of the account will be equal to the amount of the portfolio's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated assets, a portfolio may buy call options permitting the portfolio to buy the amount of foreign currency subject to the hedging transaction by a forward sale contract or the portfolio may buy put options permitting the portfolio to sell the amount of foreign currency subject to a forward buy contract.

While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event a portfolio's ability to utilize forward contracts in the manner set forth in the Prospectus may be restricted. Forward contracts will reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unforeseen changes in currency prices may result in poorer overall performance for a portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a portfolio's foreign currency denominated portfolio securities.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedging transaction generally will not be precise. In addition, a portfolio may not always be able to enter into forward contracts at attractive prices and accordingly may be limited in its ability to use these contracts in seeking to hedge the portfolio's assets.

Also, with regard to a portfolio's use of cross-hedging transactions, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the portfolio's assets that are subject of the cross-hedging transactions are denominated.

OPTIONS ON FOREIGN CURRENCIES. A portfolio may buy put and call options and may write covered put and call options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts or forward contracts on foreign currencies may be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a portfolio may buy put options on the foreign currency. If the value of the currency declines, the portfolio will have the right to sell such currency for a fixed amount in U.S. dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a portfolio may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of exchange rate movements adverse to a portfolio's option position, the portfolio could sustain losses on transactions in foreign currency options which would require that the portfolio lose a portion or all of the benefits of advantageous changes in those rates. In addition, in the case of other types of options, the benefit to a portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs.

A portfolio may write options on foreign currencies for the same types of hedging purposes. For example, in attempting to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to attempt to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the portfolio to hedge the increased cost up to the amount of premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium received, and only if exchange rates move in the expected direction. If that does not occur, the option may be exercised and the portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a portfolio also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.


A portfolio may write covered call options on foreign currencies. A call option written on a foreign currency by a portfolio is "covered" if the portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the portfolio has a call on the same foreign currency and in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, and if the difference is maintained by the portfolio in cash or high-grade liquid assets in a segregated account with the Fund's custodian.


A portfolio may also write call options on foreign currencies for cross-hedging purposes that may not be deemed to be covered. A call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, the portfolio collateralizes the option by maintaining segregated assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.


A portfolio may buy or write options in privately negotiated transactions on the types of securities and indices based on the types of securities in which the portfolio is permitted to invest directly. A portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy, and only pursuant to procedures adopted by the portfolio's Sub-Adviser for monitoring the creditworthiness of those entities. To the extent that an option bought or written by a portfolio in a negotiated transaction is illiquid, the value of an option bought or the amount of the portfolio's obligations under an option written by the portfolio, as the case may be, will be subject to the portfolio's limitation on illiquid investments. In the case of illiquid options, it may not be possible for the portfolio to effect an offsetting transaction at the time when the portfolio's Sub-Adviser believes it would be advantageous for the portfolio to do so.


OPTIONS ON SECURITIES. In an effort to reduce fluctuations in net asset value, a portfolio may write covered put and call options and may buy put and call options and warrants on securities that are traded on United States and foreign securities exchanges and over-the-counter ("OTC"). A portfolio also may write call options that are not covered for cross-hedging purposes. A portfolio may write and buy options on the same types of securities that the portfolio could buy directly and may buy options on financial indices as described above with respect to futures contracts. There are no specific limitations on a portfolio's writing and buying options on securities.


A put option gives the holder the right, upon payment of a premium, to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the holder the right, upon payment of a premium, to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.


A put option written by a portfolio is "covered" if the portfolio (i) maintains cash not available for investment or other liquid assets with a value equal to the exercise price in a segregated account with its custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. A call option written by a portfolio is "covered" if the portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or has segregated additional cash consideration with its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if the portfolio holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the portfolio in cash and high-grade liquid assets in a segregated account with its custodian.

A portfolio collateralizes its obligation under a written call option for cross-hedging purposes by segregating with its custodian cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. A portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and the portfolio's Sub-Adviser believes that writing the option would achieve the desired hedge.

If a put or call option written by a portfolio was exercised, the portfolio would be obligated to buy or sell the underlying security at the exercise price. Writing a put option involves the risk of a decrease in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the option holder to the portfolio at a higher price than its current market value. Writing a call option involves the risk of an increase in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the portfolio to the option holder at a lower price than its current market value. Those risks could be reduced by entering into an offsetting transaction. The portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

The writer of an option may have no control when the underlying security must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security.

The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

Effecting a closing transaction in the case of a written call option will permit a portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both or, in the case of a written put option, will permit a portfolio to write another put option to the extent that the exercise price thereof is secured by deposited high-grade liquid assets. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other portfolio investments. If a portfolio desires to sell a particular security on which the portfolio has written a call option, the portfolio will effect a closing transaction prior to or concurrent with the sale of the security.

A portfolio may realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option; a portfolio may realize a loss from a closing transaction if the price of the purchase transaction is less than the premium paid to buy the option. Because increases in the market of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the portfolio.

An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that a portfolio would have to exercise the options in order to realize any profit. If a portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or the portfolio delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market may include the following: (i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by a national securities exchange on which the option is traded ("Exchange") on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

A portfolio may write options in connection with buy-and-write transactions; that is, a portfolio may buy a security and then write a call option against that security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the portfolio may elect to close the position or take delivery of the security at the exercise price and a portfolio's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

A portfolio may buy put options to attempt to hedge against a decline in the value of its securities. By using put options in this way, a portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

A portfolio may buy call options to attempt to hedge against an increase in the price of securities that the portfolio may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the portfolio.

In purchasing an option, a portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid and would realize a loss if the price of the underlying security did not increase (in the case of a call) or decrease (in the case of a put) during the period by more than the amount of the premium. If a put or call option brought by a portfolio were permitted to expire without being sold or exercised, the portfolio would lose the amount of the premium.


Although they entitle the holder to buy equity securities, warrants on and options to purchase equity securities do not entitle the holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuer of those securities.


INTEREST RATE SWAPS AND SWAP-RELATED PRODUCTS. In order to attempt to protect the value of a portfolio's investments from interest rate or currency exchange rate fluctuations, a portfolio may enter into interest rate swaps, and may buy or sell interest rate caps and floors. A portfolio expects to enter into these transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date. A portfolio does not intend to use these transactions as a speculative investment. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.


Swap and swap-related products are specialized OTC instruments and their use involves risks specific to the markets in which they are entered into. A portfolio will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value of at least equal to the accrued excess will be segregated with the Fund's custodian. If a portfolio enters into an interest rate swap on other than a net basis, the portfolio would segregate assets in the full amount accrued on a daily basis of the portfolio's obligations with respect to the swap. A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's Sub-Adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a portfolio will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The Sub-Advisers have determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate with the custodian cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the portfolio's obligations with respect to any caps or floors.

Interest rate swap transactions are subject to limitations set forth in each portfolio's policies. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that the portfolio contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above.

In addition to the instruments, strategies and risks described in this Statement of Additional Information and in the Prospectus, there may be additional opportunities in connection with options, futures contracts, forward currency contracts, and other hedging techniques, that become available as each portfolio's Sub-Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new instruments and techniques are developed. A Sub-Adviser may use these opportunities to the extent they are consistent with each portfolio's respective investment objective and are permitted by each portfolio's respective investment limitations and applicable regulatory requirements.

SPECIAL INVESTMENT CONSIDERATIONS AND RISKS. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, forward contracts, options on securities and on foreign currencies, and swaps and swap-related products draws upon skills and experience which are different from those needed to select the other instruments in which the portfolios invest. Should interest or exchange rates or the prices of securities or financial indices move in an unexpected manner, a portfolio may not achieve the desired benefits of futures, options, swaps and forwards or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies, forward contracts and other negotiated or OTC instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.


A portfolio's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in those instruments in the future. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to a portfolio as the possible loss of the entire premium paid for an option bought by the portfolio, the inability of the portfolio, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that a portfolio will be able to use those instruments effectively for the purposes set forth above.


In connection with certain of its hedging transactions, assets must be segregated with the Fund's custodian bank to ensure that the portfolio will be able to meet its obligations under these instruments. Assets held in a segregated account generally may not be disposed of for so long as the portfolio maintains the positions giving rise to the segregation requirement. Segregation of a large percentage of the portfolio's assets could impede implementation of the portfolio's investment policies or the portfolio's ability to meet redemption requests or other current obligations.


ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by a portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded OTC. In an OTC trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges are available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting a portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign government restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.



[GRAPHIC OMITTED]   ZERO COUPON, PAY-IN-KIND AND STEP COUPON SECURITIES


Subject to any limitations set forth in the policies and investment restrictions for a portfolio, a portfolio may invest in zero coupon, pay-in-kind or step coupon securities. Zero coupon and step coupon bonds are issued and traded at a discount from their face amounts. They do not entitle the holder to any periodic payment of interest prior to maturity or prior to a specified date when the securities begin paying current interest. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind securities may pay all or a portion of their interest or dividends in the form of additional securities. Because they do not pay current income, the price of pay-in-kind securities can be very volatile when interest rates change.

Current Federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues that year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Internal Revenue Code, each portfolio must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a portfolio will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years a portfolio may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A portfolio might obtain such cash from selling other portfolio holdings. These actions are likely to reduce the assets to which a portfolio's expenses could be allocated and to reduce the rate of return for the portfolio. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the portfolio to sell the securities at the time.

Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.



[GRAPHIC OMITTED]   WARRANTS AND RIGHTS


Subject to its investment limitations, a portfolio may invest in warrants and rights. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. The purchaser of a warrant expects the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, because the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.


In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks.


Warrants and rights may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased, nor do they represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to the expiration date.



[GRAPHIC OMITTED]   MORTGAGE-BACKED SECURITIES


A portfolio may invest in mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or institutions such as banks, insurance companies, and savings and loans. Some of these securities, such as Government National Mortgage Association ("GNMA") certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as Federal Home Loan Mortgage Corporation ("Freddie Mac") certificates, are not.

Mortgage-backed securities represent interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the portfolio. These securities are often subject to more rapid repayment than their stated maturity dates would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than with traditional fixed income securities. During periods of declining interest rates, prepayments can be expected to accelerate which will shorten these securities weighted average life and may lower their return. Conversely, in a rising interst rate environment, a declining prepayment rate will extend the weighted average life of these securities which generally would cause their values to fluctuate more widely in response to changes in interest rates.

The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency or private institution that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.


[GRAPHIC OMITTED]   ASSET-BACKED SECURITIES


Asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The underlying assets (e.g., loans) are subject to prepayments which shorten the securities' weighted average life and may lower their returns. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution providing the credit support or enhancement. A portfolio will invest its assets in asset-backed securities subject to any limitations set forth in its investment policies or restrictions.


[GRAPHIC OMITTED]   PASS-THROUGH SECURITIES


Subject to a portfolio's investment restrictions and policies, a portfolio may invest its net assets in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the portfolio. The most common type of pass-through securities are mortgage-backed securities. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from traditional bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. The portfolio will generally purchase "modified pass-through" GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

The Federal Home Loan Mortgage Corporation ("FHLMC") issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest, but is not backed by the full faith and credit of the U.S. Government.

FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by FNMA as to timely payment of principal and interest, but it is not backed by the full faith and credit of the U.S. Government.


[GRAPHIC OMITTED]   OTHER INCOME PRODUCING SECURITIES


Subject to each portfolio's investment restrictions and policies, other types of income producing securities that a portfolio may purchase include, but are not limited to, the following types of securities:

      VARIABLE AND FLOATING RATE OBLIGATIONS.   These types of securities are
      relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

      STANDBY COMMITMENTS.   These instruments, which are similar to a put,
      give a portfolio the option to obligate a broker, dealer or bank to repurchase a security held by the portfolio at a specified price.

      TENDER OPTION BONDS.   Tender option bonds are relatively long-term bonds
      that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

      INVERSE FLOATERS.   Inverse floaters are instruments whose interest bears
      an inverse relationship to the interest rate on another security. A portfolio will not invest more than 5% of its assets in inverse floaters.


A portfolio will purchase instruments with demand features, standby commitments and tender option bonds primarily for the purpose of increasing the liquidity of its portfolio. (See Appendix A regarding income producing securities in which a portfolio may invest.)


[GRAPHIC OMITTED]   ILLIQUID AND RESTRICTED/144A SECURITIES


A portfolio may invest up to 15% (the WRL J.P. Morgan Money Market may only invest up to 10%) of its net assets in illiquid securities (i.e., securities that are not readily marketable).

In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 ("1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such portfolio security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

The Fund's Board of Directors has authorized each portfolio's Sub-Adviser to make liquidity determinations with respect to Rule 144A securities in accordance with the guidelines established by the Board of Directors. Under the guidelines, the portfolio's Sub-Adviser will consider the following factors in determining whether a Rule 144A security is liquid: 1) the frequency of trades and quoted prices for the security; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. The portfolio may be restricted in its ability to sell such securities at a time when a portfolio's Sub-Adviser deems it advisable to do so. In addition, in order to meet redemption requests, a portfolio may have to sell other assets, rather than such illiquid securities, at a time which is not advantageous.


[GRAPHIC OMITTED]   OTHER INVESTMENT COMPANIES


In accordance with certain provisions of the 1940 Act, certain portfolios may invest up to 10% of their total assets, calculated at the time of purchase, in the securities of money market funds, which are investment companies. The 1940 Act also provides that a portfolio generally may not invest (i) more than 5% of its total assets in the securities of any one investment company or (ii) in more than 3% of the voting securities of any other investment company. A portfolio will indirectly bear its proportionate share of any investment advisory fees and expenses paid by the funds in which it invests, in addition to the investment advisory fee and expenses paid by the portfolio. However, if the WRL Janus Growth, or WRL Janus Global portfolio invests in a Janus money market fund, Janus Capital will remit to such portfolio the fees it receives from the Janus money market fund to the extent such fees are based on the portfolio's assets.


[GRAPHIC OMITTED]   BANK AND THRIFT OBLIGATIONS


Bank and thrift obligations in which a portfolio may invest are limited to dollar-denominated certificates of deposit, time deposits and bankers' acceptances issued by bank or thrift institutions. Certificates of deposit are short-term, unsecured, negotiable obligations of commercial banks and thrift institutions. Time deposits are non-negotiable deposits maintained in bank or thrift institutions for specified periods of time at stated interest rates. Bankers' acceptances are negotiable time drafts drawn on commercial banks usually in connection with international transactions.

Bank and thrift obligations in which the portfolio invests may be, but are not required to be, issued by institutions that are insured by the Federal Deposit Insurance Corporation (the "FDIC"). Bank and thrift institutions organized under Federal law are supervised and examined by Federal authorities and are required to be insured by the FDIC. Institutions organized under state law are supervised and examined by state banking authorities but are insured by the FDIC only if they so elect. State institutions insured by the FDIC are subject to Federal examination and to a substantial body of Federal law regulation. As a result of Federal and state laws and regulations, Federally insured bank and thrift institutions are, among other things, generally required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness.


Obligations of foreign branches of domestic banks and of United Kingdom branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks and United Kingdom branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank. Certificates of deposit issued by wholly-owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.


Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed by that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (i) pledge to the regulator, by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (ii) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC.


A portfolio may purchase obligations, or all or a portion of a package of obligations, of smaller institutions that are Federally insured, provided the obligation of any single institution does not exceed the Federal insurance coverage of the obligation, presently $100,000.


[GRAPHIC OMITTED]   INVESTMENTS IN THE REAL ESTATE INDUSTRY AND REAL ESTATE
                    INVESTMENT TRUSTS ("REITS")


REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or hybrid REITs.


Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs invest their assets in both real property and mortgages. REITs are not taxed on income distributed to policyowners provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code").


                             /diamond/ RISK FACTORS


Investments in the real estate industry are subject to risks associated with direct investment in real estate. Such risks include, but are not limited to: declining real estate values; risks related to general and local economic conditions; over-building; increased competition for assets in local and regional markets; changes in zoning laws; difficulties in completing construction; changes in real estate value and property taxes; increases in operating expenses or interest rates; changes in neighborhood values or the appeal of properties to tenants; insufficient levels of occupancy; and inadequate rents to cover operating expenses. The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and governmental regulations (including taxes) and social and economic trends.


REITs also may subject a portfolio to certain risks associated with the direct ownership of real estate. As described above, these risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, liability to third parties for damages resulting from, environmental problems, casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

Investing in REITs involves certain unique risks, in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs (especially mortgage REITs) are also subject to interest rate risk. (See "Debt Securities and Fixed-Income Investing.")


[GRAPHIC OMITTED]   VARIABLE RATE MASTER DEMAND NOTES


Variable rate master demand notes are unsecured commercial paper instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Because variable rate master demand notes are direct lending arrangements between a portfolio and the issuer, they are not normally traded.


Although no active secondary market may exist for these notes, a portfolio may demand payment of principal and accrued interest at any time or may resell the note to a third party.


While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy a Sub-Adviser that the ratings are within the two highest ratings of commercial paper.


In addition, when purchasing variable rate master demand notes, a Sub-Adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers of the notes and will continuously monitor their financial status and ability to meet payment on demand.


                             /diamond/ RISK FACTORS


In the event an issuer of a variable rate master demand note defaulted on its payment obligations, a portfolio might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.


[GRAPHIC OMITTED]   DEBT SECURITIES AND FIXED-INCOME INVESTING


Debt securities include securities such as corporate bonds and debentures; commercial paper; trust preferreds, debt securities issued by the U.S. Government, its agencies and instrumentalities; or foreign governments; asset-backed securities; CMOs; zero coupon bonds; floating rate, inverse floating rate and index obligations; "strips"; pay-in-kind and step securities.


Fixed-income investing is the purchase of a debt security that maintains a level of income that does not change. For instance, bonds paying interest at a specified rate that does not change are fixed-income securities. When a debt security is purchased, the portfolio owns "debt" and becomes a creditor to the company or government.

Fixed-income securities generally include short- and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time, or preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period of time. A portfolio may vary the average maturity of its portfolio of debt securities based on the Sub-Adviser's analysis of interest rate trends and factors.

Bonds rated Baa by Moody's or BBB by S&P are considered medium grade obligations i.e., they are neither highly protected nor poorly secured. Interest payment prospects and principal security for such bonds appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics. (See Appendix B for a description of debt securities ratings.)


                             /diamond/ RISK FACTORS

Investments in debt securities are generally subject to both credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. Market risk relates to the fact that the market values of the debt securities in which the portfolio invests generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market value of debt securities, whereas a decline in interest rates will tend to increase their value.

Generally, shorter term securities are less sensitive to interest rate changes, but longer term securities offer higher yields. The portfolio's share price and yield will also depend, in part, on the quality of its investments in debt securities.

Such securities may be affected by changes in the creditworthiness of the issuer of the security. The extent that such changes are reflected in the portfolio's share price will depend upon the extent of the portfolio's investment in such securities.


[GRAPHIC OMITTED]     HIGH-YIELD/HIGH-RISK SECURITIES

High-yield/high-risk securities (or "junk bonds") are debt securities rated below investment grade by the primary rating agencies (such as S&P and Moody's). (See Appendix B for a description of debt securities rating.)

                             /diamond/ RISK FACTORS

The value of lower quality securities generally is more dependent on the ability of the issuer to meet interest and principal payments (i.e., credit risk) than is the case for higher quality securities. Conversely, the value of higher quality securities may be more sensitive to interest rate movements than lower rated securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings. Investments in such companies are considered to be more speculative than higher quality investment.

Issuers of high-yield securities are more vulnerable to real or perceived economic changes (for instance, an economic downturn or prolonged period of rising interest rates), political changes or adverse developments specific to the issuer. Adverse economic, political or other developments may impair the issuer's ability to service principal and interest obligations, to meet projected business goals and to obtain additional financing, particularly if the issuer is highly leveraged.

In the event of a default, a portfolio would experience a reduction of its income and could expect a decline in the market value of the defaulted securities.

The market for lower quality securities is generally less liquid than the market for higher quality bonds. Adverse publicity and investor perceptions, as well as new or proposed laws, may also have a greater negative impact on the market for lower quality securities. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market as higher quality securities.


[GRAPHIC OMITTED]   TRADE CLAIMS

Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty. Trade claims offer the potential for profits since they are often purchased at a significant discount from face value and, consequently, may generate capital appreciation in the event that the market value of the claim increases as the debtor's financial position improves or the claim is paid.

                             /diamond/ RISK FACTORS

An investment in trade claims is speculative and carries a high degree of risk. Trade claims are illiquid securities which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. The markets in trade claims are not regulated by Federal securities laws or the SEC. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than certain other creditors in a bankruptcy proceeding.

                             MANAGEMENT OF THE FUND


[GRAPHIC OMITTED]   DIRECTORS AND OFFICERS

The Fund is governed by a Board of Directors. Subject to the supervision of the Board of Directors, the assets of each portfolio are managed by an investment adviser and sub-advisers, and by portfolio managers. The Board of Directors is responsible for managing the business and affairs of the Fund and oversees the operation of the Fund by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-adviser. Information about the Directors and officers of the Fund is as follows:

PETER R. BROWN, DIRECTOR (DOB 5/10/28), 1475 South Belcher Road, Largo, Florida
   33771. Chairman of the Board, Peter Brown Construction Company, (construction contractors and engineers), Largo, Florida (1963 - present); Trustee of IDEX Mutual Funds, Rear Admiral (Ret.) U.S. Navy Reserve, Civil Engineer Corps.

CHARLES C. HARRIS, DIRECTOR (DOB 7/15/30), 35 Winston Drive, Clearwater,
   Florida 34616. Trustee of IDEX Mutual Funds, (March 1994 - present) former Trustee of IDEX Fund, IDEX II Series Fund and IDEX Fund 3.

RUSSELL A. KIMBALL, JR., DIRECTOR (DOB 8/17/44), 1160 Gulf Boulevard,
   Clearwater Beach, Florida 34630. General Manager, Sheraton Sand Key Resort (resort hotel), Clearwater, Florida (1975 - present).

JOHN R. KENNEY (1, 2) CHAIRMAN OF THE BOARD OF DIRECTORS AND PRESIDENT (DOB
   2/8/38). Chairman of the Board of Directors (1982 - present), Chief Executive Officer (1982 - present), President (1978 - 1987 and December, 1992 - present), Director (1978 - present), Western Reserve Life Assurance Co. of Ohio; Chairman of the Board of Directors (September, 1996 - present), President (September, 1997 - present) WRL Investment Management, Inc. (investment adviser), St. Petersburg, Florida; Chairman of the Board of Directors (September, 1996 - present), WRL Investment Services, Inc., St. Petersburg, Florida; Chairman of the Board of Directors (February, 1997
   - present) AEGON Asset Management Services, Inc., St. Petersburg, Florida; Director (December, 1990 - present); Idex Management, Inc. (investment adviser), St. Petersburg, Florida; Trustee and Chairman (September, 1996 - present) of IDEX Mutual Funds (investment companies) St. Petersburg, Florida.

G. JOHN HURLEY (1, 2) DIRECTOR AND EXECUTIVE VICE PRESIDENT (DOB 9/12/48). Executive Vice President (June, 1993 - present), Chief Operating Officer (March, 1994 - January, 1997), Western Reserve Life Assurance Co. of Ohio; Director (September, 1996 - present), WRL Investment Management, Inc. (investment adviser), St. Petersburg, Florida; Director (September, 1996 - present), WRL Investment Services, Inc., St. Petersburg, Florida; Director, President and Chief Executive Officer (February, 1997 - present) AEGON Asset Management Services, Inc., St. Petersburg, Florida; President and Chief Executive Officer (September, 1990 - September, 1996), Trustee (June, 1990 - September, 1996); Trustee, President and Chief Financial Officer (September, 1996 - present) of IDEX Mutual Funds; Director and Chairman (April, 1999 - present), President, Chief Executive Officer and Director and Chairman of InterSecurities, Inc. (May, 1988 - April, 1999).

ALLAN HAMILTON (1, 2) TREASURER, PRINCIPAL FINANCIAL OFFICER (DOB 11/26/56).
   Vice President and Controller (1987 - present), Treasurer (February, 1997 - present).

THOMAS E. PIERPAN (1, 2) SECRETARY, VICE PRESIDENT AND ASSOCIATE GENERAL
   COUNSEL (DOB 10/18/43). Assistant Secretary (March, 1995 - December, 1997) of WRL Series Fund, Inc.; Vice President, Counsel and Secretary (December, 1997 - present) of IDEX Mutual Funds (mutual fund); Assistant Vice President, Counsel and Assistant Secretary (November, 1997 - present) of InterSecurities, Inc. (broker-dealer); Assistant Secretary and Associate General Counsel (September, 1997 - present) of WRL Investment Management, Inc. (investment adviser); Assistant Secretary and Associate General Counsel (September, 1997 - present) of WRL Investment Services, Inc.; Vice President (November, 1993 - present), Associate General Counsel (February, 1995 - present), Assistant Secretary (February, 1995 - present) of Western Reserve Life Assurance Co. of Ohio.

ALAN M. YAEGER (1, 2) EXECUTIVE VICE PRESIDENT (DOB 10/21/46). Executive Vice
   President (June, 1993 - present), Chief Financial Officer (December, 1995 - present), Actuary (1972 - present), Western Reserve Life Assurance Co. of Ohio; Director (September, 1996 - present), WRL Investment Management, Inc. (investment adviser) St. Petersburg, Florida; Director (September, 1996 - present), WRL Investment Services, Inc., St. Petersburg, Florida.
------------------------------
(1) The principal business address is Western Reserve Life Assurance
     Co. of Ohio, P.O. Box 5068, Clearwater, Florida 33758-5068.
(2) Interested person as defined in the 1940 Act and affiliated person of Investment Adviser.


The Fund pays no salaries or compensation to any of its officers, all of whom are employees of WRL. The Fund pays an annual fee of $6,000 to each Director who is not affiliated with the Investment Adviser or the Sub-Advisers ("disinterested Director"). Each disinterested Director also receives $500, plus expenses, per each regular and special Board meeting attended. The table below shows each portfolio's allocation of Directors' fees and expenses paid for the year ended December 31, 1998. The compensation table provides compensation amounts paid to disinterested Directors of the Fund for the fiscal year ended December 31, 1998.

              DIRECTOR'S FEES PAID - YEAR ENDED DECEMBER 31, 1998
              ---------------------------------------------------


PORTFOLIO                         AMOUNT PAID
---------                    ---------------------
WRL VKAM Emerging Growth     $4,000      $4,473
WRL Janus Global              5,000       4,646
WRL Janus Growth              7,000       6,714

                              COMPENSATION TABLE
                              ------------------


                                                                   Pension Or
                                                                   Retirement
                                                                    Benefits           Total Compensation
                                             Aggregate             Accrued As        Paid to Directors From
                                         Compensation From           Part of        WRL Series Fund, Inc. and
Name of Person, Position               WRL Series Fund, Inc.     Fund Expenses*         IDEX Mutual Funds
------------------------              -----------------------   ----------------   --------------------------
Peter R. Brown, Director                       $9,500                  0                     $32,500
Charles C. Harris, Director                     9,500                  0                      32,500
Russell A. Kimball, Jr., Director               9,500                  0                       9,500

------------------------------
* The Plan became effective January 1, 1996.

Commencing on January 1, 1996, a non-qualified deferred compensation plan (the "Plan") became available to directors who are not interested persons of the Fund. Under the Plan, compensation may be deferred that would otherwise be payable by the Fund, or IDEX Mutual Funds to a disinterested Director or Trustee on a current basis for services rendered as director. Deferred compensation amounts will accumulate based on the value of Class A shares of a portfolio of IDEX Mutual Funds (without imposition of sales charge), as elected by the Director. It is not anticipated that the Plan will have any impact on the Fund. As of April 1, 1999, the Directors and officers of the Fund beneficially owned in the aggregate less than 1% of the Fund's shares through ownership of policies and annuity contracts indirectly invested in the Fund. The Board of Directors has established an Audit Committee consisting of Messrs. Brown, Harris and Kimball.


[GRAPHIC OMITTED]   THE INVESTMENT ADVISER

The information that follows supplements the information provided about the Investment Adviser under the caption "Management of the Fund - Investment Adviser" in the Prospectus.

WRL Investment Management, Inc. ("WRL Management") located at 570 Carillon Parkway, St. Petersburg, FL 33716, serves as the investment adviser to each portfolio of the Fund pursuant to an Investment Advisory Agreement dated January 1, 1997 with the Fund. The Investment Adviser is a direct, wholly-owned subsidiary of WRL, which is wholly-owned by First AUSA Life Insurance Company ("First AUSA"), a stock life insurance company, which is wholly-owned by AEGON USA, Inc. ("AEGON USA"). AEGON USA is a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON USA is a wholly-owned indirect subsidiary of AEGON nv, a Netherlands corporation, which is a publicly traded international insurance group.

The Investment Advisory Agreement was approved by the Fund's Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) on October 3, 1996 and by the shareholders of each portfolio of the Fund on December 16, 1996. The Investment Advisory Agreement provides that it will continue in effect from year to year thereafter, if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of each portfolio, and (b) by a majority of the Directors who are not parties to such contract or "interested persons" of any such party. The Investment Advisory Agreement may be terminated without penalty on 60 days' written notice at the option of either party or by the vote of the shareholders of each portfolio and terminates automatically in the event of its assignment (within the meaning of the 1940 Act).

While the Investment Adviser is at all times subject to the direction of the Board of Directors of the Fund, the Investment Advisory Agreement provides that the Investment Adviser, subject to review by the Board of Directors, is responsible for the actual management of the Fund and has responsibility for making decisions to buy, sell or hold any particular security. The Investment Adviser also is obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties under the Investment Advisory Agreement. For further information about the management of each portfolio of the Fund, see "The Sub-Advisers", on p. 27.

ADVISORY FEE. The method of computing the investment advisory fee is fully described in the Fund's prospectus. For the years ended December 31, 1998, 1997 and 1996, the Investment Adviser was paid fees for its services to each portfolio in the following amounts:

                                 Advisory Fees
                                 -------------

                                        Year Ended December 31
                             ---------------------------------------------
Portfolio                         1998            1997            1996
---------                    -------------   -------------   -------------
WRL VKAM Emerging Growth     $ 5,408,098     $ 4,075,498     $ 2,985,089
WRL Janus Global               7,537,671       5,591,818       3,468,535
WRL Janus Growth              18,111,607      13,716,824      11,137,321
                             -----------     -----------     -----------
  TOTAL                      $31,057,376     $23,384,140     $17,590,945
                             ===========     ===========     ===========

PAYMENT OF EXPENSES. Under the terms of the Investment Advisory Agreement, the Investment Adviser is responsible for providing investment advisory services and furnishing office space for officers and employees of the Investment Adviser connected with investment management of the portfolios.

Each portfolio pays: all expenses incurred in connection with the formation and organization of a portfolio, including the preparation (and filing, when necessary) of the portfolio's contracts, plans, and documents, conducting meetings of organizers, directors and shareholders; preparing and filing the post-effective amendment to the Fund's registration statement effecting registration of a portfolio and its shares under the 1940 Act and the 1933 Act and all other matters relating to the information and organization of a portfolio and the preparation for offering its shares; expenses in connection with ongoing registration or qualification requirements under Federal and state securities laws; investment advisory fees; pricing costs (including the daily calculations of net asset value); brokerage commissions and all other expenses in connection with execution of portfolio transactions, including interest; all Federal, state and local taxes (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; any compensation, fees, or reimbursements which the Fund pays to its Directors who are not "interested persons," as that phrase is defined in the 1940 Act, of the Fund or WRL Management; compensation of the Fund's custodian, administrative and transfer agent, registrar and dividend disbursing agent; legal, accounting and printing expenses; other administrative, clerical, recordkeeping and bookkeeping expenses; auditing fees; certain insurance premiums; services for shareholders (including allocable telephone and personnel expenses); costs of certificates and the expenses of delivering such certificates to the purchaser of shares relating thereto; expenses of local representation in Maryland; fees and/or expenses payable pursuant to any plan of distribution adopted with respect to the Fund in accordance with Rule 12b-1 under the 1940 Act; expenses of shareholders' meetings and of preparing, printing, and distributing notices, proxy statements and reports to shareholders; expenses of preparing and filing reports with Federal and state regulatory authorities; all costs and expenses, including fees and disbursements, of counsel and auditors, filing and renewal fees and printing costs in connection with the filing of any required amendments, supplements or renewals of registration statement, qualifications or prospectuses under the 1933 Act and the securities laws of any states or territories, subsequent to the effectiveness of the initial registration statement under the 1933 Act; all costs involved in preparing and printing prospectuses of the Fund; extraordinary expenses; and all other expenses properly payable by the Fund or the portfolios.

The Investment Adviser has voluntarily undertaken, until at least April 30, 2000, to pay expenses on behalf of the portfolios to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions and extraordinary charges) exceed, as a percentage of each portfolio's average daily net assets, 1.00%. There were no expenses paid by the investment adviser for these funds in 1998, 1997 or 1996.


SERVICE AGREEMENT. Effective January 1, 1997, the Fund entered into an Administrative Services and Transfer Agency Agreement ("Services Agreement") with WRL Investment Services, Inc. ("WRL Services"), an affiliate of WRL Management and WRL, to furnish the Fund with administrative services to assist the Fund in carrying out certain of its functions and operations. The Service Agreement was approved by the Fund's Board of Directors, including a majority of Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) on October 3, 1996. Under this Agreement, WRL Services shall furnish to each portfolio, subject to the overall supervision of the Fund's Board, supervisory, administrative, and transfer agency services, including recordkeeping and reporting. WRL Services is reimbursed by the Fund monthly on a cost incurred basis. The following Administrative Services fees were paid by the portfolios for the fiscal year ended December 31, 1998:

                          Administrative Services Fees
                          ----------------------------


Portfolio                        1998          1997
---------------------------   ----------   -----------
WRL VKAM Emerging Growth      $ 95,721      $166,269
WRL Janus Global                99,277       165,294
WRL Janus Growth               143,999       260,374

Distribution Agreement. Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG Securities Corporation (AFSG), located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52494. (Prior to May 1, 1999, InterSecurities, Inc. served as principal underwriter for the Fund). The Distribution Plan and related Agreement were approved by the Fund's Board of Directors, including a majority of Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) on October 3, 1996, as amended by the Board March 29, 1999, and the Distribution Plan was approved by the shareholders of each portfolio of the Fund on December 16, 1996. AFSG is an affiliate of the Investment Adviser.


Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolios, will reimburse AFSG after each calendar month for certain Fund distribution expenses incurred or paid by AFSG, provided that these expenses in the aggregate do not exceed 0.15%, on an annual basis, of the average daily net asset value of shares of each portfolio.


Distribution expenses for which AFSG may be reimbursed under the Distribution Plan and Distribution Agreement include, but are not limited to, expenses of printing and distributing the Fund's prospectus and statement of additional information to potential investors; developing and preparing Fund advertisements; sales literature and other promotional materials; holding seminars and sales meetings designed to promote distribution of Fund shares; the development of consumer-oriented sales materials describing and/or relating to the Fund; and expenses attributable to "distribution-related services" provided to the Fund, which include such things as salaries and benefits, office expenses, equipment expenses, training costs, travel costs, printing costs, supply expenses, computer programming time, and data center expenses, each as they relate to the promotion of the sale of Fund shares.


AFSG submits to the Directors of the Fund for approval annual distribution budgets and quarterly reports of distribution expenses with respect to each portfolio. AFSG allocates to each portfolio distribution expenses specifically attributable to the distribution of shares of such portfolio. Distribution expenses not specifically attributable to the distribution of shares of a particular portfolio are allocated among the portfolios, based upon the ratio of net asset value of each portfolio to the net asset value of all portfolios, or such other factors as AFSG deems fair and are approved by the Fund's Board of Directors. AFSG has determined that it will not seek payment by the Fund of distribution expenses incurred with respect to any portfolio before April 30, 2000. (ISI waived payment by the Fund for the fiscal year ended December 31, 1998.) Prior to AFSG seeking reimbursement of future expenses, Policyowners will be notified in advance.

It is anticipated that benefits provided by the Distribution Plan may include lower fixed costs as a percentage of assets as Fund assets increase through the growth of the Fund due to enhanced marketing efforts.


[GRAPHIC OMITTED]   THE SUB-ADVISERS


Each Sub-Adviser serves, pursuant to each Sub-Advisory Agreement dated January 1, 1997 between WRL Management and the respective Sub-Adviser, on behalf of each portfolio. The Sub-Advisory Agreements were approved by the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) on October 3, 1996 and by the shareholders of each portfolio of the Fund on December 16, 1996. The Sub-Advisory Agreements provide that they will continue in effect if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of each portfolio and (b) by a majority of the Directors who are not parties to such Agreements or "interested persons" (as defined in the 1940 Act) of any such party. (except WRL J.P. Morgan Real Estate Securities will continue in effect for an initial term ending April 30, 2000), and from year to year thereafter, if approved annually. The Sub-Advisory Agreements may be terminated without penalty on 60 days' written notice at the option of either party or by the vote of the shareholders of each portfolio and terminate automatically in the event of their assignment (within the meaning of the 1940
Act) or termination of the Investment Advisory Agreement.

Pursuant to the Sub-Advisory Agreements, each Sub-Adviser provides investment advisory assistance and portfolio management advice to the Investment Adviser for their respective portfolio(s). Subject to review by the Investment Adviser and the Board of Directors of the Fund, the Sub-Advisers are responsible for the actual management of their respective portfolio(s) and for making decisions to buy, sell or hold a particular security. Each Sub-Adviser bears all of its expenses in connection with the performance of its services under their Sub-Advisory Agreement such as compensating and furnishing office space for their officers and employees connected with investment and economic research, trading and investment management of the respective portfolio(s).

Each Sub-Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Sub-Advisers for the portfolios of the Fund are:


                  /diamond//diamond//diamond//diamond//diamond/


                                VAN KAMPEN ASSET
                           MANAGEMENT INC. ("VKAM")

Van Kampen Asset Management Inc. ("VKAM") serves as Sub-Adviser to WRL VKAM Emerging Growth.


      VKAM, located at 1 Parkview Plaza, P.O. Box 5555 Oakbrook Terrace, Illinois 60181, is a wholly-owned subsidiary of Van Kampen Investments Inc., which, in turn, is an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a financial services company.

                          /diamond/ PORTFOLIO MANAGER:


GARY M. LEWIS is primarily responsible for the day-to-day management of WRL VKAM Emerging Growth. Mr. Lewis has been Senior Vice President of Van Kampen since October 1995. Previously, he served as Vice-President - Portfolio Manager of Van Kampen from 1989 to October 1995.

                  /diamond//diamond//diamond//diamond//diamond/

                           JANUS CAPITAL CORPORATION

Janus Capital Corporation ("Janus") serves as the Sub-Adviser to the WRL Janus Growth and the WRL Janus Global.

Janus, located at 100 Fillmore Street, Denver, Colorado 80206, has been engaged in the management of the Janus funds since 1969. Janus also serves as investment adviser or sub-adviser to other mutual funds, and for individual, corporate, charitable and retirement accounts. The aggregate market value of the assets managed by Janus was over $120 billion as of February 1, 1999. Kansas City Southern Industries, Inc. ("KCSI") owns 82% of Janus. KCSI, whose address is 114 West 11th Street, Kansas City, Missouri 64105-1804, is a publicly-traded holding company whose largest subsidiary, the Kansas City Southern Railway Company, is primarily engaged in the transportation industry. Other KCSI subsidiaries are engaged in financial services and real estate.

                          /diamond/ PORTFOLIO MANAGER:


SCOTT W. SCHOELZEL AND EDWARD KEELY serve as co-portfolio Managers for WRL Janus Growth. Mr. Schoelzel has been portfolio Manager of the portfolio since January 1996, and served as a co-portfolio manager of the portfolio since 1995. Mr. Schoelzel also serves as co-portfolio manager of other mutual funds. Mr. Schoelzel is a Vice President of Janus Capital, where he has been employed since 1994.

Edward Keely has served as Co-portfolio Manager since January 1999. Mr. Keely is Vice President of Investments at Janus. Prior to joining Janus Capital in 1998, Mr. Keely served as Senior Vice President of Investments at Founders Asset Management, where he was also the portfolio manager of Founders Growth Fund from 1994-1998. Prior to managing Founders Growth Fund, he was assistant portfolio Manager of both Founders Discovery and Frontier Funds. Mr. Keely holds a bachelor's degree in economics from Colorado College.


HELEN YOUNG HAYES has served as portfolio Manager of WRL Janus Global since its inception. Ms. Hayes also serves as a portfolio manager of other mutual funds. Ms. Hayes is also an Executive Vice President of Janus Investment Fund and Janus Aspen Series. Ms. Hayes has been employed by Janus Capital since 1987.

                          SUB-ADVISERS' COMPENSATION

Each Sub-Adviser receives monthly compensation from the Investment Adviser at the annual rate of a specified percentage of the average daily net assets of each portfolio management by the sub-adviser. The table below lists those percentages by portfolio.


PORTFOLIO                            PERCENTAGE OF AVERAGE DAILY NET ASSETS
---------                    -----------------------------------------------------
  WRL VKAM Emerging Growth       0.40%, less 50% of amount of excess expenses(3)
  Janus Growth                                     0.40%(1)
  WRL Janus Global                                 0.40%(2)

 --------------
(1) Janus has voluntarily agreed to waive 0.0125% of its sub-advisory fee for the first $3 billion of the portfolio's average daily net assets
    (resulting in a net fee of 0.3875%) and 0.25% of assets above $3 billion (resulting in a net fee of 0.375%). This waiver may be terminated at any time.
(2) Janus has voluntarily agreed to waive 0.0125% of its sub-advisory fee for the portfolio's average daily net assets above $2 billion (resulting in a net fee of 0.3875%). This waiver may be terminated at any time.
(3) Excess expenses are those expenses paid by the investment adviser on behalf of a portfolio pursuant to any expense limit.



The method of computing each Sub-Adviser's fees is set forth above. For the years ended December 31, 1998, 1997 and 1996 each Sub-Adviser was paid fees for their services in the following amounts:


                               SUB-ADVISORY FEES
                               -----------------


                                                        Year Ended December 31
                                             ---------------------------------------------
Sub-Adviser     Portfolio                         1998          1997             1996
-----------     ---------                    -------------   -------------   -------------
VKAM            WRL VKAM Emerging Growth     $2,704,049      $2,037,749      $1,492,545
Janus           WRL Janus Growth(1)           9,055,804       6,858,412       5,568,661
                WRL Janus Global(2)           3,768,835       2,795,909       1,734,268

--------------
(1) Janus has voluntarily agreed to waive 0.0125% of its sub-advisory fee for the first $3 billion of the portfolio's average daily net assets (resulting in a net fee of 0.3875%) and 0.25% of assets above $3 billion (resulting in a net fee of 0.375%). This waiver may be terminated at any time.
(2) Janus has voluntarily agreed to waive 0.0125% of its sub-advisory fee for the portfolio's average daily net assets above $2 billion (resulting in a net fee of 0.3875%). This waiver may be terminated at any time.

Janus Capital has agreed that it will, and, provided that it continues to serve as sub-adviser for the portfolios, compensate Western Reserve Life Assurance Co. of Ohio for its services in connection with promotion, marketing and distribution in an amount equal to 0.0375% of the average daily net assets of WRL Janus Growth on the first $3 billion of assets and 0.075% on assets in excess of $3 billion. With respect to WRL Janus Global, the amount will be equal to 0.0375% of average daily net assets above $2 billion.


[GRAPHIC OMITTED]   JOINT TRADING ACCOUNTS


Subject to approval by the Fund's Board, the WRL Janus Growth and WRL Janus Global may transfer uninvested cash balances on a daily basis into certain joint trading accounts. Assets in the joint trading accounts are invested in money market instruments. All other participants in the joint trading accounts will be other clients, including registered mutual fund clients, of Janus Capital or its affiliates. The WRL Janus Growth and WRL Janus Global will participate in the joint trading accounts only to the extent that the investments of the joint trading accounts are consistent with each portfolio's investment policies and restrictions. Janus Capital anticipates that the investment made by a portfolio through the joint trading accounts will be at least as advantageous to that portfolio as if the portfolio had made such investment directly.


[GRAPHIC OMITTED]   PERSONAL SECURITIES TRANSACTIONS


The Fund permits "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics and Insider Trading Policy ("Ethics Policy") that has been adopted by the Fund's Board. Access Persons are required to follow the guidelines established by this Ethics Policy in connection with all personal securities transactions and are subject to certain prohibitions on personal trading. The Fund's Sub-Advisers, pursuant to Rule 17j-1 and other applicable laws, and pursuant to the terms of the Ethics Policy, must adopt and enforce their own Code of Ethics and Insider Trading Policies appropriate to their operations. Each Sub-Adviser is required to report to the Fund's Board on a quarterly basis with respect to the administration and enforcement of such Ethics Policy, including any violations thereof which may potentially affect the Fund.


[GRAPHIC OMITTED]   ADMINISTRATIVE AND TRANSFER AGENCY SERVICES


Effective January 1, 1997, the Fund entered into an Administrative Services and Transfer Agency Agreement with WRL Services located at 570 Carillon Parkway, St. Petersburg, Florida 33716, an affiliate of WRL Management and WRL, to furnish the Fund with administrative services to assist the Fund in carrying out certain of its functions and operations. Under this Agreement, WRL Services shall furnish to each portfolio, subject to the overall supervision of the Fund's Board, supervisory, administrative, and transfer agency services, including recordkeeping and reporting. WRL Services is reimbursed by the Fund monthly on a cost incurred basis. Prior to January 1, 1997, WRL performed these servicesin connection with its serving as the Fund's investment adviser.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE


[GRAPHIC OMITTED]    PORTFOLIO TURNOVER

A portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding certain short-term securities) for a year and dividing it by the monthly average of the market value of such securities held during the year.

Changes in security holdings are made by a portfolio's Sub-Adviser when it is deemed necessary. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or developments not foreseen at the time of the investment decision.

A Sub-Adviser may engage in a significant number of short-term transactions if such investing serves a portfolio's objective. The rate of portfolio turnover will not be a limiting factor when such short-term investing is considered appropriate. Increased turnover results in higher brokerage costs or mark-up charges for a portfolio; these charges are ultimately borne by the policyowners.

In computing the portfolio turnover rate for a portfolio, securities whose maturities or expiration dates at the time of acquisition are one year or less are excluded. Subject to this exclusion, the turnover rate for a portfolio is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average of portfolio securities owned by the portfolio during the fiscal year.

The following table provides the portfolios' turnover rates for the fiscal years ended December 31, 1998, 1997 and 1996:


                           PORTFOLIO TURNOVER RATES
                           ------------------------



                                Year Ended December 31
                             -----------------------------
Portfolio                      1998       1997       1996
---------                    --------   --------   -------
WRL VKAM Emerging Growth     99.50%     99.78%     80.02%
WRL Janus Global             87.36%     97.54%     88.31%
WRL Janus Growth             35.29%     85.88%     45.21%

The future annual turnover rates cannot be precisely predicted, although an annual turnover rate in excess of 150% for the WRL Janus Growth; and 200% for the WRL Janus Global.

There are no fixed limitations regarding the portfolio turnover rates of the portfolios. Portfolio turnover rates are expected to fluctuate under constantly changing economic conditions and market circumstances. Higher turnover rates tend to result in higher brokerage fees. Securities initially satisfying the basic policies and objective of each portfolio may be disposed of when they are no longer deemed suitable.


[GRAPHIC OMITTED]   PLACEMENT OF PORTFOLIO BROKERAGE


Subject to policies established by the Board of Directors of the Fund, each portfolio's Sub-Adviser is primarily responsible for placement of a portfolio's securities transactions. In placing orders, it is the policy of a portfolio to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commissions, if any, size of the transaction and difficulty of execution. While each Sub-Adviser generally will seek reasonably competitive spreads or commissions, a portfolio will not necessarily be paying the lowest spread or commission available. A portfolio does not have any obligation to deal with any broker, dealer or group of brokers or dealers in the execution of transactions in portfolio securities.

Decisions as to the assignment of portfolio brokerage business for a portfolio and negotiation of its commission rates are made by the Sub-Adviser, whose policy is to obtain "best execution" (prompt and reliable execution at the most favorable security price) of all portfolio transactions. In placing portfolio transactions, the Sub-Adviser may give consideration to brokers who provide supplemental investment research, in addition to such research obtained for a flat fee, to the Sub-Adviser, and pay spreads or commissions to such brokers or dealers furnishing such services which are in excess of spreads or commissions which another broker or dealer may charge for the same transaction.

In selecting brokers and in negotiating commissions, the Sub-Adviser considers such factors as: the broker's reliability; the quality of its execution services on a continuing basis; the financial condition of the firm; and research products and services provided, which include: (i) furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities and (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories) that assist each Sub-Adviser in carrying out its responsibilities.

Supplemental research obtained through brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by a Sub-Adviser. The expenses of a Sub-Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. A Sub-Adviser may use such research products and services in servicing other accounts in addition to the respective portfolio. If a Sub-Adviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, the Sub-Adviser will allocate the costs of such service or product accordingly. The portion of the product or service that a Sub-Adviser determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for the Sub-Adviser. Conversely, such supplemental information obtained by the placement of business for a Sub-Adviser will be considered by and may be useful to the Sub-Adviser in carrying out its obligations to a portfolio.

When a portfolio purchases or sells a security in the OTC market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of the Sub-Adviser, better prices and executions are likely to be achieved through the use of a broker.


Securities held by a portfolio may also be held by other separate accounts, mutual funds or other accounts for which the Investment Adviser or Sub-Adviser serves as an adviser, or held by the Investment Adviser or Sub-Adviser for their own accounts. Because of different investment objectives or other factors, a particular security may be bought by the Investment Adviser or Sub-Adviser for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for a portfolio or other entities for which they act as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or Sub-Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

On occasions when the Investment Adviser or a Sub-Adviser deems the purchase or sale of a security to be in the best interests of a portfolio as well as other accounts or companies, it may to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the portfolio with those to be sold or purchased for such other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the portfolio and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a portfolio.


The Board of Directors of the Fund periodically reviews the brokerage placement practices of each Sub-Adviser on behalf of the portfolios, and reviews the prices and commissions, if any, paid by the portfolios to determine if they were reasonable.


The Board of Directors of the Fund has authorized the Sub-Advisers to consider sales of the policies and annuity contracts by a broker-dealer as a factor in the selection of broker-dealers to execute portfolio transactions. In addition, the Sub-Advisers may occasionally place portfolio business with affiliated brokers of the Investment Adviser or a Sub-Adviser, including: InterSecurities, Inc., P.O. Box 5068, Clearwater, Florida 33758; Fred Alger & Company, Inc., 75 Maiden Lane, New York, New York 10038; M. J. Whitman, Inc.; AEGON USA Securities, Inc., P.O. Box 1449, Cedar Rapids, Iowa 52499. As stated above, any such placement of portfolio business will be subject to the ability of the broker-dealer to provide best execution and to the Conduct Rules of the National Association of Securities Dealers, Inc.

                       COMMISSIONS PAID BY THE PORTFOLIOs
                       ----------------------------------


                                          Aggregate Commissions                      Affiliated Brokerage Commissions
                                          Year Ended December 31                          Year Ended December 31
                                ------------------------------------------   ------------------------------------------------
Portfolio                           1998           1997           1996         1998      %      1997      %      1996      %
---------                       ------------   ------------   ------------   -------   -----   ------   -----   ------   ----
WRL VKAM Emerging Growth(1)     $ 920,884      $ 627,400      $ 415,717      1,308     <1%       N/A     N/A      N/A     N/A
WRL Janus Global                 2,373,255      2,305,145      1,269,275        N/A     N/A      N/A     N/A      N/A     N/A
WRL Janus Growth                 1,023,925      1,367,104        720,978        N/A     N/A      N/A     N/A      N/A     N/A

------------------------------
(1) The percentage of the portfolio's aggregate dollar amount of transactions involving the payment of commissions effected through Morgan Stanley & Co., Incorporated for the fiscal year ended December 31, 1998, 1997 and 1996 was <1%, N/A and N/A, respectively.


                       PURCHASE AND REDEMPTION OF SHARES


[GRAPHIC OMITTED]   DETERMINATION OF OFFERING PRICE


Shares of the portfolios are currently sold only to the separate accounts to fund the benefits under the Policies and the annuity contracts. The portfolios may, in the future, offer their shares to other insurance company separate accounts. The separate accounts invest in shares of a portfolio in accordance with the allocation instructions received from holders of the policies and the annuity contracts. Such allocation rights are further described in the prospectuses and disclosure documents for the policies and the annuity contracts. Shares of the portfolios are sold and redeemed at their respective net asset values as described in the prospectus.


[GRAPHIC OMITTED]   NET ASSET VALUATION


As stated in the prospectus, the net asset value of the portfolios' shares is ordinarily determined, once daily, as of the close of the regular session of business on the New York Stock Exchange ("Exchange") (usually 4:00 p.m., Eastern Time) on each day the Exchange is open. (Currently the Exchange is closed on New Year's Day, Martin Luther King's Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.) The per share net asset value of a portfolio is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. In determining net asset value, securities listed on the national securities exchanges and traded on the NASDAQ National Market are valued at the closing prices on such markets, or if such a price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the Exchange. Other securities for which quotations are not readily available are valued at fair values as determined in good faith by a portfolio's Investment Adviser under the supervision of the Fund's Board of Directors. Money market instruments maturing in 60 days or less are valued on the amortized cost basis. Values of gold bullion held by a portfolio are based upon daily quotes provided by banks or brokers dealing in such commodities.

                 CALCULATION OF PERFORMANCE RELATED INFORMATION

The Prospectus contains a brief description of how performance is calculated. The following sections describe how performance data is calculated in greater detail.


[GRAPHIC OMITTED]   TOTAL RETURN


Total return quotations for each of the portfolios are computed by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending redeemable value, according to the following equation:

                                P (1+T)n = ERV


  Where:   P =   a hypothetical initial payment of $1,000
           T =   average annual total return
           n =   number of years
         ERV =   ending redeemable value (at the end of the applicable period of a hypothetical $1,000 payment made at the beginning of the applicable period)

The total return quotation calculations for a portfolio reflect the deduction of a proportionate share of the portfolio's investment advisory fee and portfolio expenses and assume that all dividends and capital gains during the period are reinvested in the portfolio when made. The calculations also assume a complete redemption as of the end of the particular period.

Total return quotation calculations do not reflect charges or deductions against the Series Life Account or the Series Annuity Account or charges and deductions against the policies or the annuity contracts. Accordingly, these rates of return do not illustrate how actual investment performance will affect benefits under the policies or the annuity contracts. Where relevant, the prospectuses for the policies and the annuity contracts contain performance information about these products. Moreover, these rates of return are not an estimate, projection or guarantee of future performance. Additional information regarding the investment performance of the portfolios appears in the prospectus.


[GRAPHIC OMITTED]   YIELD QUOTATIONS


The yield quotations for a portfolio (for WRL J.P. Morgan Money Market yield, see "Yield Quotations - WRL J.P. Morgan Money Market ", below) are based on a specific thirty-day period and are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last date of the period, according to the following formula:


             a-b
  YIELD = 2[(--- + 1)6 - 1]
             cd


  Where: a =   dividends and interest earned dur-
               ing the period by the portfolio
         b =   expenses accrued for the period
               (net of reimbursement)
         c =   the average daily number of shares
               outstanding during the period that
               were entitled to receive dividends
         d =   the maximum offering price per
               share on the last day of the period


                                     TAXES


Shares of the portfolios are offered only to the Separate Accounts that fund the policies and annuity contracts. See the respective prospectuses for the policies and annuity contracts for a discussion of the special taxation of insurance companies with respect to the Separate Accounts and of the policies, the annuity contracts and the holders thereof.

Each portfolio has either qualified, and expects to continue to qualify, for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for that treatment, a portfolio must distribute to its Policyowners for each taxable year at least 90% of its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities that, with respect to any one issuer, do not exceed 5% of the value of the portfolio's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (3) at the close of each quarter of the portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other
RICs) of any one issuer. If each portfolio qualifies as a regulated investment company and distributes to its shareholders substantially all of its net income and net capital gains, then each portfolio should have little or no income taxable to it under the Code.

As noted in the Prospectus, each portfolio must, and intends to, comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements mentioned above, place certain limitations on the proportion of each portfolio's assets that may be represented by any single investment (which generally includes all securities of the same issuer). For purposes of section 817(h), all securities of the same issuer, all interests in the same real property project, and all interest in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered securities issued by the same issuer.

If a portfolio fails to qualify as a regulated investment company, the portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders) and distributions to its shareholders will constitute ordinary income to the extent of such Fund's available earnings and profits. Owners of variable life insurance and annuity contracts which have invested in such a portfolio might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. In addition, if a portfolio failed to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of variable life insurance and annuity contracts which have invested in the portfolio could be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. For additional information concerning the consequences of failure to meet the requirements of section 817(h), see the prospectuses for the Policies or the Annuity Contracts.

A portfolio will not be subject to the 4% Federal excise tax imposed on RICs that do not distribute substantially all their income and gains each calendar year because that tax does not apply to a RIC whose only shareholders are segregated asset accounts of life insurance companies held in connection with variable annuity contracts and/or variable life insurance policies.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by the portfolios. Income from the disposition of foreign currencies, and income from transactions in options, futures, and forward contracts derived by a portfolio with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

Foreign Investments - portfolios investing in foreign securities or currencies (which may include [list portfolios so authorized] may be required to pay withholding, income or other taxes to foreign governments or U.S. possession. Foreign tax withholding from dividends and interest, if any, is generally at a rate between 10% and 35%. The investment yield of any portfolio that invests in foreign securities or currencies is reduced by these foreign taxes. Holders of Policies and Annuity Contracts investing in such portfolios bear the cost of any foreign taxes but will not be able to claim a foreign tax credit or deduction for these foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.


Dividends and interest received by each portfolio may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.


A portfolio may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a portfolio will be subject to Federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in a portfolio's investment company taxable income and, accordingly, will not be taxable to the portfolio to the extent that income is distributed to its shareholders. If a portfolio invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligations, the portfolio will be required to include in income each year its pro rata share of the qualified electing fund's annual net ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss), even if they are not distributed to the portfolio; those amounts would be subject to the Distribution Requirement. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof. A portfolio, however, may qualify for, and may make, an election permitted under Section 853 of the Code so that shareholders may be eligible to claim a credit or deduction on their Federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid or incurred by the portfolio to foreign countries (which taxes relate primarily to investment income). The portfolio may make an election under Section 853 of the Code, provided that more than 50% of the value of the portfolio's total assets at the close of the taxable year consists of securities in foreign corporations, and the portfolio satisfies applicable distribution provisions of the Code. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code. In addition, another election is available that would involve marking to market a portfolio's PFIC stock at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized although any such gains recognized will be ordinary income rather than capital gain. If this election were made, tax at the portfolio level under the PFIC rules would be eliminated, but a portfolio could, in limited circumstances, incur nondeductible interest charges. A portfolio's intention to qualify annually as a regulated investment company may limit a portfolio'selection with respect to PFIC stock.

The foregoing is only a general summary of some of the important Federal income tax considerations generally affecting the portfolios and their shareholders. No attempt is made to present a complete explanation of the Federal tax treatment of the portfolios' activities, and this discussion and the discussion in the prospectuses and/or statements of additional information for the Policies and Annuity Contracts are not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisors for more detailed information and for information regarding any state, local, or foreign taxes applicable to the policies, annuity contracts and the holders thereof.


                           CAPITAL STOCK OF THE FUND


As described in the Prospectus, the Fund offers a separate class of common stock for each portfolio. The Fund is currently comprised of the following portfolios: WRL VKAM Emerging Growth, WRL T. Rowe Price Small Cap, WRL Goldman Sachs Small Cap, WRL Alger Aggressive Growth, WRL GE/Scottish Equitable International Equity, WRL Janus Global, WRL Dreyfus Mid Cap, WRL Salomon All Cap, WRL Pilgrim Baxter Mid Cap Growth, WRL Janus Growth, WRL Goldman Sachs Growth, WRL C.A.S.E. Growth, WRL GE U.S. Equity, WRL NWQ Value Equity, WRL T. Rowe Price Dividend Growth, WRL Dean Asset Allocation, WRL LKCM Strategic Total Return, WRL Federated Growth & Income, WRL AEGON Balanced, WRL J.P. Morgan Real Estate Securities, WRL AEGON Bond and WRL J.P. Morgan Money Market. Not all of these portfolios are available in the product you have chosen.


                             REGISTRATION STATEMENT


There has been filed with the Securities and Exchange Commission, Washington, D.C. a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this Statement of Additional Information relates. If further information is desired with respect to the portfolios or such securities, reference is made to the Registration Statement and the exhibits filed as part thereof.


                              FINANCIAL STATEMENTS


The audited financial statements for each portfolio of the Fund for the year ended December 31, 1998 and the report of the Fund's independent accountants are included in the 1998 Annual Report, and are incorporated herein by reference to such report.


                               OTHER INFORMATION


[GRAPHIC OMITTED]   INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers, LLP, located at 160 Federal Street, Boston, Massachusetts 02110-9862, serves as the Fund's independent accountants. The Fund has engaged PricewaterhouseCoopers LLP to examine, in accordance with generally accepted auditing standards, its annual report.


[GRAPHIC OMITTED]   CUSTODIAN


Investors Bank & Trust Company ("IBT"), located at 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116, serves as the Fund's Custodian and Dividend Disbursing Agent. IBT provides comprehensive asset administrative services to the Fund and other members of the financial industry which include: multi-currency accounting; institutional transfer agency services; domestic and global custody; performance measures; foreign exchange; and securities lending and mutual fund administrative services.

                                  APPENDIX A

                      DESCRIPTION OF PORTFOLIO SECURITIES


     The following is intended only as a supplement to the information contained in the Prospectus and should be read only in conjunction with the Prospectus. Terms defined in the Prospectus and not defined herein have the same meanings as those in the Prospectus.


      1. CERTIFICATE OF DEPOSIT.* A certificate of deposit generally is a short-term, interest bearing negotiable certificate issued by a commercial bank or savings and loan association against funds deposited in the issuing institution.


      2. EURODOLLAR CERTIFICATE OF DEPOSIT.* A Eurodollar certificate of deposit is a short-term obligation of a foreign subsidiary of a U.S. bank payable in U.S. dollars.


      3. FLOATING RATE NOTE.* A floating rate note is debt issued by a corporation or commercial bank that is typically several years in term but whose interest rate is reset every one to six months.


      4. INVERSE FLOATING RATE SECURITIES.* Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities.


      5. FLOATING RATE OBLIGATIONS.* Floating rate obligations generally exhibit a low price volatility for a given stated maturity or average life because their coupons adjust with changes in interest rates.


      6. TIME DEPOSIT.* A time deposit is a deposit in a commercial bank for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.


      7. BANKERS' ACCEPTANCE.* A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.


      8. VARIABLE AMOUNT MASTER DEMAND NOTE.*  A variable amount master demand note is a note which fixes a minimum and maximum amount of credit and provides for lending and repayment within those limits at the discretion of the lender. Before investing in any variable amount master demand notes, a portfolio will consider the liquidity of the issuer through periodic credit analysis based upon publicly available information.


      9. PREFERRED STOCKS. Preferred stocks are securities which represent an ownership interest in a corporation and which give the owner a prior claim over common stock on the corporation's earnings and assets. Preferred stock generally pays quarterly dividends. Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stock from one another are the dividend rights, which may be cumulative or non-cumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.


     10. CONVERTIBLE SECURITIES. A portfolio may invest in debt securities convertible into or exchangeable for equity securities, or debt securities that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities or acquired as part of units of the securities. Such securities normally pay less current income than securities into which they are convertible, and the concomitant risk of loss from declines in those values.


     11. COMMERCIAL PAPER.* Commercial paper is a short-term promissory note issued by a corporation primarily to finance short-term credit needs.


     12. REPURCHASE AGREEMENT.* A repurchase agreement is an instrument under which a portfolio acquires ownership of a debt security and the seller agrees to repurchase the obligation at a mutually agreed upon time and price. The total amount received on repurchase is calculated to exceed the price paid by the portfolio, reflecting an agreed upon market rate of interest for the period from the time of a portfolio's purchase of the security to the settlement date (i.e., the time of repurchase), and would not necessarily relate to the interest rate on the underlying securities. A portfolio will only enter into repurchase agreements with underlying securities consisting of U.S. Government or government agency securities,

--------------
* Short-term Securities.

certificates of deposit, commercial paper or bankers' acceptances, and will be entered only with primary dealers. While a portfolio may invest in repurchase agreements for periods up to 30 days, it is expected that typically such periods will be for a week or less. The staff of the SEC has taken the position that repurchase agreements of greater than seven days together with other illiquid investments should be limited to an amount not in excess of 15% of a portfolio's net assets.

     Although repurchase transactions usually do not impose market risks on the purchaser, a portfolio would be subject to the risk of loss if the seller fails to repurchase the securities for any reason and the value of the securities is less than the agreed upon repurchase price. In addition, if the seller defaults, a portfolio may incur disposition costs in connection with liquidating the securities. Moreover, if the seller is insolvent and bankruptcy proceedings are commenced, under current law, a portfolio could be ordered by a court not to liquidate the securities for an indeterminate period of time and the amount realized by a portfolio upon liquidation of the securities may be limited.

     13. REVERSE REPURCHASE AGREEMENT. A reverse repurchase agreement involves the sale of securities held by a portfolio, with an agreement to repurchase the securities at an agreed upon price, date and interest payment. A portfolio will use the proceeds of the reverse repurchase agreements to purchase other money market securities maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. A portfolio will utilize reverse repurchase agreements when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transactions.

     14. ASSET-BACKED SECURITIES. A portfolio may invest in securities backed by automobile receivables and credit card receivables and other securities backed by other types of receivables or other assets. Credit support for asset-backed securities may be based on the underlying assets and/or provided through credit enhancements by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over-collateralization. A portfolio will only purchase an asset-backed security if it is rated at least "A" by S&P or Moody's.

     15. MORTGAGE-BACKED SECURITIES. A portfolio may purchase mortgage-backed securities issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. Mortgage-backed securities include mortgage pass-through securities, mortgage-backed bonds, and mortgage pay-through securities. A mortgage pass-through security is a pro-rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder. Mortgage-backed bonds are general obligations of their issuers, payable out of the issuers' general funds and additionally secured by a first lien on a pool of mortgages. Mortgage pay-through securities exhibit characteristics of both pass-through and mortgage-backed bonds. Mortgage-backed securities also include other debt obligations secured by mortgages on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and a portfolio may invest in them if it is determined they are consistent with the portfolio's investment objective and policies.

     16. COLLATERALIZED MORTGAGE OBLIGATIONS. (CMOs) are pay-through securities collateralized by mortgages or mortgage-backed securities. CMOs are issued in classes and series that have different maturities and interest rates.


     17. STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities are created when the principal and interest payments of a mortgage-backed security are separated by a U.S. Government agency or a financial institution. The holder of the "principal-only" security receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security receives interest payments from the same underlying security.

     The value of mortgage-backed securities may change due to changes in the market's perception of issuers. In addition, the mortgage securities market in general may be adversely affected by regulatory or tax changes. Non-governmental mortgage-backed securities may offer a higher yield than those issued by government entities but also may be subject to greater price change than government securities.

     Like most mortgage securities, mortgage-backed securities are subject to prepayment risk. When prepayment occurs, unscheduled or early payments are made on the underlying mortgages, which may shorten the effective maturities of those securities and may lower their total return. Furthermore, the prices of stripped mortgage-backed securities can be significantly affected by changes in interest rates as well. As interest rates fall, prepayment rates tend to increase, which in turn tends to reduce prices of "interest-only" securities and increase prices of "principal-only" securities. Rising interest rates can have the opposite effect.

     18. FINANCING CORPORATION SECURITIES. (FICOs) are debt obligations issued by the Financing Corporation. The Financing Corporation was originally created to recapitalize the Federal Savings and Loan Insurance Corporation (FSLIC) and now functions as a financing vehicle for the FSLIC Resolution Fund, which received substantially all of FSLIC's assets and liabilities.

     19. U.S. GOVERNMENT SECURITIES. U.S. Government securities are securities issued by or guaranteed by the U.S. Government or its agencies or instrumentalities. U.S. Government securities have varying degrees of government backing. They may be backed by the credit of the U.S. Government as a whole or only by the issuing agency or instrumentality. For example, securities issued by the Financing Corporation are supported only by the credit of the Financing Corporation, and not by the U.S. Government. Securities issued by the Federal Home Loan Banks and the Federal National Mortgage Association
(FNMA) are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. U.S. Treasury bonds, notes, and bills, and some agency securities, such as those issued by the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. Government as to payment of principal and interest and are the highest quality U.S. Government securities. Each portfolio, and its share price and yield, are not guaranteed by the U.S. Government.


     20. ZERO COUPON BONDS.  Zero coupon bonds are created three ways:


    1) U.S. TREASURY STRIPS (Separate Trading of Registered Interest and Principal of Securities) are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financial Corporation (FICO) also can be stripped in this fashion.


    2) STRIPS are created when a dealer deposits a Treasury Security or a Federal agency security with a custodian for safe keeping and then sells the coupon payments and principal payment that will be generated by this security separately. Proprietary receipts, such as Certificates of Accrual on Treasury Securities (CATS), Treasury Investment Growth Receipts (TIGRS), and generic Treasury Receipts (TRs), are stripped U.S. Treasury securities separated into their component parts through custodial arrangements established by their broker sponsors. FICO bonds have been stripped in this fashion. The portfolios have been advised that the staff of the Division of Investment Management of the SEC does not consider such privately stripped obligations to be U.S. Government securities, as defined by the 1940 Act. Therefore, the portfolios will not treat such obligations as U.S. Government securities for purposes of the 65% portfolio composition ratio.


    3) ZERO COUPON BONDS can be issued directly by Federal agencies and instrumentalities, or by corporations. Such issues of zero coupon bonds are originated in the form of a zero coupon bond and are not created by stripping an outstanding bond.


     Zero coupon bonds do not make regular interest payments. Instead they are sold at a deep discount from their face value. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change. In calculating its dividends, the Fund takes into account as income a portion of the difference between zero coupon bond's purchase price and its face value.


     21. BOND WARRANTS. A warrant is a type of security that entitles the holder to buy a proportionate amount of a bond at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. Warrants generally trade in the open market and may be sold rather than exercised.


     22. OBLIGATIONS OF SUPRANATIONAL ENTITIES. Obligations of supranational entities include those of international organizations designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World
Bank), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. There is no assurance that foreign governments will be able or willing to honor their commitments.


     23. EQUIPMENT LEASE AND TRUST CERTIFICATES. A portfolio may invest in equipment lease and trust certificates, which are debt securities that are secured by direct or indirect interest in specified equipment or equipment leases (including, but not limited to, railroad rolling stock, planes, trucking or shipping fleets, or other personal property).


     24. TRADE CLAIMS. Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty.

                                  APPENDIX B

                    BRIEF EXPLANATION OF RATING CATEGORIES



                                BOND RATING   EXPLANATION
                                ------------- -------------------------------------------------------------------------
STANDARD & POOR'S CORPORATION   AAA           Highest rating; extremely strong capacity to pay principal and interest.
                                AA            High quality; very strong capacity to pay principal and interest.
                                A             Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
                                BBB           Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capac-
                                              ity to pay principal and interest then for higher rated bonds.
                                BB, B, and    Predominantly speculative with respect to the issuer's capacity to
                                CC, CC, C     meet required interest and principal payments. BB - lowest degree of speculation; C- the highest degree of speculation. Quality and protective characteristics outweighed by large uncertainties or major risk exposure to adverse conditions.
                                D             In default.

PLUS (+) OR MINUS (-) - The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

UNRATED - Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.



MOODY'S INVESTORS SERVICE, INC.   Aaa   Highest qualty, smallest degree of investment risk.
                                  Aa    High quality; together with Aaa bonds, they compose the high-grade bond group.
                                  A     Upper-medium grade obligations; many favorable investment
                                        attributes.
                                  Baa   Medum-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.
                                  Ba    More unceratin, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
                                  B     Lack characteristics of desirable investment; potentially low assur-
                                        ance of timely interest and principal payments or maintenance of other contract terms over time.
                                  Caa   Poor standing, may be in default; elements of danger with respect to principal or interest payments.
                                  Ca    Speculative in a high degree; could be in default or have other marked short-comings.
                                  C     Lowest-rated; extremely poor prospects of ever attaining investment standing.

UNRATED - Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:
     1. An application for rating was not received or accepted.
     2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.
     3. There is lack of essential data pertaining to the issue or issuer.
     4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                                     PART C
                                OTHER INFORMATION
Item 23.   EXHIBITS

        List all exhibits filed as part of the Registration Statement.

        (a) 1.   (A) Articles of Incorporation of WRL Series Fund, Inc. (2)
                 (B) Articles Supplementary to Articles of Incorporation of
                         WRL Series Fund, Inc. (2)
                 (C) Articles Supplementary to Articles of Incorporation of
                         WRL Series Fund, Inc. (2)
                 (D) Articles Supplementary to Articles of Incorporation of
                         WRL Series Fund, Inc. (2)
                 (E) Articles Supplementary to Articles of Incorporation of
                         WRL Series Fund, Inc. (2)
                 (F) Articles Supplementary to Articles of Incorporation of
                         WRL Series Fund, Inc. (2)
                 (G) Articles Supplementary to Articles of Incorporation of
                         WRL Series Fund, Inc. (2)
                 (H) Articles Supplementary to Articles of Incorporation of
                         WRL Series Fund, Inc. (3)
                 (I) Articles Supplementary to Articles of Incorporation of
                         WRL Series Fund, Inc. (3)
                 (J) Articles Supplementary to Articles of Incorporation of
                         WRL Series Fund, Inc.  (4)
                 (K) Articles Supplementary to Articles of Incorporation of
                         WRL Series Fund, Inc. (6)
                 (L) Articles Supplementary to Articles of Incorporation of
                         WRL Series Fund, Inc. (7)
                 (M) Articles Supplementary to Articles of Incorporation of
                         WRL Series Fund, Inc.

        (b) Bylaws of WRL Series Fund, Inc. (2)

        (c) Not applicable.

        (d) Investment Advisory Agreements

            (1) Investment Advisory Agreement on behalf of the Portfolios of the WRL Series Fund, Inc. with WRL Investment Management, Inc.
            (2)  Sub-Advisory Agreement on behalf of WRL Janus Growth and
                 WRL Janus Global of the Fund. (6)
            (3) Sub-Advisory Agreement on behalf of WRL J.P. Morgan Money Market of the Fund.
            (4) Sub-Advisory Agreement on behalf of WRL VKAM Emerging Growth of the Fund.
            (5) Sub-Advisory Agreement on behalf of WRL LKCM Strategic Total Return of the Fund.
            (6) Sub-Advisory Agreement on behalf of WRL Federated Growth & Income of the Fund.
            (7) Sub-Advisory Agreement on behalf of WRL Alger Aggressive Growth of the Fund.
            (8) Sub-Advisory Agreement on behalf of WRL Dean Asset Allocation of the Fund.
            (9) Sub-Advisory Agreement on behalf of WRL C.A.S.E. Growth of the Fund.
            (10) Co-Sub-Advisory Agreements on behalf of WRL GE/Scottish
                 Equitable International Equity of the Fund.
            (11) Sub-Advisory Agreement on behalf of WRL NWQ Value Equity of the
                 Fund.
            (12) Sub-Advisory Agreement on behalf of WRL GE U.S. Equity of the
                 Fund.

            (13) Sub-Advisory Agreement on behalf of WRL Third Avenue Value of the Fund.
            (14) Sub-Advisory Agreement on behalf of WRL AEGON Balanced of the
                 Fund.
            (15) Sub-Advisory Agreement on behalf of WRL AEGON Bond of the Fund.
            (16) Sub-Advisory Agreement on behalf of WRL J. P. Morgan Real
                 Estate Securities of the Fund.
            (17) Form of  Sub-Advisory  Agreement on behalf of WRL T. Rowe Price
                 Small Cap and WRL T. Rowe Price Dividend  Growth of the Fund.
            (18) Form of Sub-Advisory Agreement on behalf of WRL Goldman Sachs
                 Small Cap and WRL Goldman Sachs Growth of the Fund.
            (19) Form of Sub-Advisory Agreement on behalf of WRL Salomon All Cap of the Fund.
            (20) Form of Sub-Advisory Agreement on behalf of WRL Dreyfus Mid Cap of the Fund.
            (21) Form of Sub-Advisory Agreement on behalf of WRL Pilgrim Baxter
                 Growth of the Fund.

        (e) Distribution Agreement.

        (f) Director's Deferred Compensation Plan. (1)

        (g) Form of Custodian Agreement. (3)

        (h) Administrative Services and Transfer Agency Agreement. (3)

        (i) Opinion and consent of Thomas E. Pierpan, Esq. as to legality of the securities being registered.

        (j) Consent of PricewaterhouseCoopers LLP.

        (k) Not applicable.

        (l) Not applicable.

        (m) Plan of Distribution. (5)

        (n) Financial Data Schedules.

        (o) Not applicable.

---------------------
(1) Previously filed with Post-Effective Amendment No. 23 to Form N-1A dated April 19, 1996 and incorporated herein by reference.
(2) Previously filed with Post-Effective Amendment No. 25 to Form N-1A dated October 17, 1996, and incorporated herein by reference.
(3) Previously filed with Post-Effective Amendment No. 26 to Form N-1A dated December 26, 1996 and incorporated herein by reference.
(4) Previously filed with Post-Effective Amendment No. 28 to Form N-1A dated April 24, 1997, and incorporated herein by reference.
(5) Previously filed with Post-Effective Amendment No. 29 to Form N-1A dated June 30, 1997, and incorporated herein by reference.
(6) Previously filed with Post-Effective Amendment No. 31 to Form N-1A dated October 16, 1997, and incorporated herein by reference.
(7) Previously filed with Post-Effective Amendment No. 34 to Form N-1A dated April 22, 1998, and incorporated herein by reference.

Item 24.      PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

        Shares of the Registrant are sold and owned by the WRL Series Life Account and WRL Series Annuity Account established by Western Reserve Life Assurance Co. of Ohio ("Western Reserve") to fund benefits under certain flexible premium variable life insurance policies and variable annuity contracts issued by it. In addition, shares of the Growth Portfolio Common Stock of the Registrant are also sold to the PFL Endeavor Variable Annuity Account and the Mutual Fund Account, established by PFL Life Insurance Company, and AUSA Endeavor Variable Annuity Account, established by AUSA Life Insurance Company, Inc., both affiliates of Western Reserve. Shares of the Emerging Growth and Global Portfolios Common Stock are also sold to the Mutual Fund Account, established by PFL Life Insurance Company. Shares of the Growth, Bond, Money Market, Global, Strategic Total Return, Balanced, Aggressive Growth, Emerging Growth, Growth & Income, International Equity, Third Avenue Value, Value Equity, U.S. Equity and Tactical Asset Allocation Portfolio Common Stock are sold to Pooled Account No. 27 established by AUSA Life Insurance Company, Inc.

Item 25.      INDEMNIFICATION.

Article VI of the By-Laws of WRL Series Fund, Inc. provides in its entirety as follows:

        Each director, officer, or employee (and his heirs, executors and administrators) shall be indemnified by the Corporation against all liability and expense incurred by reason of the fact that he is or was a director, officer or employee of the corporation, to the full extent and in any manner permitted by Maryland law, as in effect at any time, provided that nothing herein shall be construed to protect any director, officer or employee against any liability to the corporation or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct"). No indemnification of a director, officer or employee shall be made pursuant to the preceding sentence unless there has been (a) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnity") was not liable by reason of disabling conduct or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnity was not liable by reason of disabling conduct by (i) the vote of a majority of a quorum of directors who are neither "interested persons" of the corporation, as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding ("non-interested, non-party directors"), or (ii) an independent legal counsel in a written opinion. Reasonable expenses incurred by each such director, officer or employee may be paid by the corporation in advance of the final disposition of any proceeding to which such person is a party, to the full extent and under the circumstances permitted by Maryland law, provided that such person undertakes to repay the advance unless it is ultimately determined that he is entitled to indemnification and either (i) he provides security for his undertaking,
        (ii) the corporation is insured against losses by reason of any lawful advances or (iii) a majority of a quorum of the non-interested, non-party directors, or an independent legal counsel in a written opinion, determines, based on a review of readily available facts, and there is reason to believe that such person ultimately will be found entitled to indemnification. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer or employee of the corporation against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against such liability under the provisions of this Article VI.
                              RULE 484 UNDERTAKING

        Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.      BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

        A.    WRL INVESTMENT MANAGEMENT, INC.

              WRL Investment Management, Inc. ("WRL Management") is principally engaged in offering investment advisory services.

              The only business, professions, vocations or employments of a substantial nature of Messrs. Kenney, Hurley and Yaeger, directors of WRL Management, are described in the Statement of Additional Information under the section entitled "Management of the Fund." Additionally, the following describes the principal occupations of other persons who serve as executive officers of WRL Management:
              Kim D. Day, Vice President and Treasurer, is Vice President, Fund Operations and Principal Accounting Officer of the WRL Series Fund, Inc., Assistant Vice President and Assistant Treasurer of Western Reserve Life Assurance Co. of Ohio ("Western Reserve") and Vice President and Treasurer of WRL Investment Services, Inc.; William H. Geiger, Esq., Secretary, is Assistant Secretary of the WRL Series Fund, Inc., Senior Vice President, Secretary, General Counsel and Group Vice President - Compliance of Western Reserve, and Secretary of WRL Investment Services, Inc.; and Thomas E. Pierpan, Esq., Vice President, Assistant Secretary and General Counsel, is Vice President, Secretary and Associate General Counsel of the WRL Series Fund, Inc. and Vice President, Associate General Counsel and Assistant Secretary of Western Reserve, and Vice President, Assistant Secretary and General Counsel of WRL Investment Services, Inc.

       B. WRL JANUS GROWTH AND WRL JANUS GLOBAL: SUB-ADVISER - JANUS CAPITAL CORPORATION

              Janus Capital Corporation, the Sub-Adviser to WRL Janus Growth and WRL Janus Global of the WRL Series Fund, Inc. is majority-owned by Kansas City Southern Industries, Inc.

              Janus Capital Corporation also serves as sub-adviser to certain of the mutual funds within the IDEX Group and as investment adviser or sub-adviser to other mutual funds, and for private and retirement accounts. Thomas H. Bailey, Trustee, Chairman and President of Janus Investment Fund and Janus Aspen Series, Chairman, CEO, Director and President of the Sub-Adviser Director of Janus Distributors, Inc., and Chairman and Director of Idex Management, Inc., has no business, profession, vocation or employment of a substantial nature other than his positions with Idex Management, Inc. and Janus Capital Corporation. James P. Craig, Executive Vice President and Trustee of Janus Investment Fund and Janus Aspen Series, Director, Vice Chairman and Chief Investment Officer of Janus Capital Corporation, has no substantial business, profession, vocation or employment other than his positions with Janus Capital Corporation. Michael N. Stolper, a Director of Janus Capital Corporation, is President of Stolper & Company, 525 "B" Street, Suite 1080, San Diego, CA 92101, an investment performance consultant. Michael E. Herman, a Director of Janus Capital Corporation, is Chairman of the Finance Committee of Ewing Marion Kauffman Foundation, 4900 Oak, Kansas City, MO 64112. Thomas A. McDonnell, a Director of Janus Capital Corporation, is President, Director and CEO of DST Systems, Inc., 333 West 11th Street, 5th Floor, Kansas City, MO 64105, a provider of data processing and recordkeeping services for various mutual funds. Landon H. Rowland, a Director of Janus Capital, President and Chief Executive Officer of Kansas City Southern Industries, Inc. Steven R. Goodbarn is Vice President and Chief Financial Officer of Janus Investment Fund and Janus Aspen Series, Vice President of Finance, Treasurer and Chief Financial officer of Janus Capital Corporation, Janus Service Corporation and Janus Distributors, Inc., Director of Janus Distributors, Inc., Janus Service Corporation, and Idex Management, Inc. and Vice President of Finance of Janus Capital International Ltd., Margie G. Hurd, Vice President and Chief Operations Officer of Janus Capital, Director and President of Janus Service Corporation. Mark B. Whiston, Vice President and Chief Marketing Officer of Janus Capital, Director and President of Janus Capital International, Ltd. Sandy R. Rufenacht, Executive Vice President of Janus Investment Fund and

              Aspen Series, and Assistant Vice President of Janus Capital. Helen Young Hayes, Scott W. Schoelzel, and Ronald V. Speaker are each a Vice President of Janus Capital Corporation and an Executive Vice President of Janus Investment Fund and Janus Aspen Series.

       C.     WRL J. P. MORGAN MONEY MARKET AND WRL J. P. MORGAN REAL ESTATE
              SECURITIES: SUB-ADVISER - J.P. MORGAN INVESTMENT MANAGEMENT INC.

              J.P. Morgan Investment Management Inc., the Sub-Adviser to WRL J.
              P. Morgan Money Market and WRL J. P. Morgan Real Estate Securities is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated. J.P. Morgan Investment Management Inc. provides investment management and related services for corporate, public and union employee benefit funds, foundations, endowments, insurance companies and government agencies.

              The directors and principal officers of J.P. Morgan Investment Management Inc. are listed below. Unless otherwise indicated, each director and officer has a principal business address of 522 Fifth Avenue, New York, NY 10036: Kenneth W. Anderson, Director and Managing Director; Keith M. Schappert, President, Chairman, Director and Managing Director; Jeff M. Garrity, Director and Managing Director; Isabel H. Sloane, Director and Managing Director; Gilbert Van Hassel, Director and Managing Director (J.P. Morgan Investment Management Inc., Akasaka Park Building, 2-20, Akasaka 5-chome, Minatoku, Tokyo, Japan); Hendrik Van Riel, Director and Managing Director (J.P. Morgan Investment Management Inc., 28 King Street, London, England SW1Y 6XA); John W. Schmidlin, Director (J.P. Morgan Investment Management Inc., 345 Park Avenue, New York, New York 10154).

       D. WRL AEGON BOND AND WRL AEGON BALANCED: SUB-ADVISER - AEGON USA INVESTMENT MANAGEMENT, INC.

              AEGON USA Investment Management, Inc. ("AIMI"), the Sub-Adviser to the WRL AEGON Bond and WRL AEGON Balanced Portfolios, is an Iowa corporation which was incorporated on April 12, 1989. AIMI became a registered investment adviser on March 16, 1992 and has assumed all of the investment advisory functions of AEGON USA Securities, Inc. ("AEGON Securities"). AIMI and AEGON Securities are wholly-owned subsidiaries of First AUSA Holding Company which is a wholly-owned subsidiary of AEGON USA, Inc.

              AIMI also serves as sub-adviser to IDEX Mutual Fund's Income Plus and Tax Exempt. Douglas C. Kolsrud is Director, Chairman of the Board and President of AIMI; Director, Senior Vice President, Chief Investment Officer and Corporate Actuary of Life Investors Insurance Company of America ("LIICA"), Bankers United Life Assurance Company ("Bankers United"), PFL Life Insurance Company ("PFL Life"); First AUSA Life Insurance Company ("First AUSA") and Monumental Life Insurance Company ("Monumental Life"); Director, Chief Investment Officer and Vice President of Monumental General Casualty Company ("Monumental General") and Commonwealth General Corporation; Senior Vice President, Chief Investment Officer and Corporate Actuary of Western Reserve Life Assurance Co. of Ohio ("Western Reserve"); Director and President of AIMI; Executive Vice President of AEGON USA, Inc.; Chief Investment Officer of Diversified Financial Products Inc., and Director of United Financial Services, Inc., Realty Information Systems, Inc., AEGON USA Realty Advisors Inc., Southlife, Inc. and Quantra Corporation; Brenda K. Clancy, Director, Treasurer, Vice President and Chief Financial Officer of LIICA and Monumental Life; Treasurer, Vice President and Chief Financial Officer of Bankers United and PFL Life; Director, Treasurer and Vice President of First AUSA and Investors Warranty of America, Inc.; Director, Treasurer and Cashier of Massachusetts Fidelity Trust Company; Director and Vice President of Peoples Benefit Life Insurance Company, Academy Life Insurance Company and Pension Life Insurance Company of America; Director and Vice President of Veterans Life Insurance Company; Treasurer and Vice President of Money Services, Inc. and Commonwealth General Corporation; Director and Treasurer of Zahorik Company, Inc.; Vice President of Western Reserve, Commonwealth General Assignment Corporation; Monumental Agency Group, Inc. and AEGON Assignment Corporation of Kentucky; Director of AEGON USA Securities, Inc., AEGON USA Investment Management, Inc. and

              AEGON USA Realty Advisors Inc.; Treasurer of AUSA Life and AUSA Holding Company; Assistant Secretary of Benefit Plans, Inc.; Senior Vice President and Treasurer of AEGON USA, Inc.; Assistant Treasurer of Diversified Financial Products, Inc., Independence Automobile Association, Inc. and Independence Automobile Club, Inc. and Senior Vice President, Treasurer and Controller of Cadet Holding Corp.; Craig D. Vermie, Director of AIMI; Director, Secretary, Vice President and General Counsel of LIICA, Bankers United, PFL Life, and First AUSA; Director, Vice President, General Counsel and Assistant Secretary of Monumental Life; Vice President, Corporate Counsel and Assistant Secretary of Western Reserve; Director, Vice President and Assistant Secretary of Monumental General Casualty Company and Zahorik Company, Inc.; Director, Secretary and Vice President of Investors Warranty of America, Inc.; Secretary, Vice President and General Counsel of AEGON USA, Inc.; Director, Counsel, Assistant Secretary of Commonwealth General Corporation; Director and Vice President of The Whitestone Corporation; Director and Secretary of Peoples Benefit Life Assurance Company, Veterans Life Insurance Company, Massachusetts Fidelity Trust Company, AUSA Holding Company, Cadet Holding Corp., AEGON Management Company and AEGON USA Charitable Foundation, Inc.; Director and Assistant Secretary of Academy Life Insurance Company, Providian Auto & Home Insurance Company, Providian Life Insurance Company, Providian Property & Casualty Insurance Company, Monumental Agency Group, Inc., Creditor Resources, Inc., Great American Insurance Agency, Inc. and Monumental General Mass Marketing, Inc.; Director, Pension Life Insurance Company of America, Monumental General Insurance Group, Inc, United Financial Services, Inc., AEGON Financial Services Group, Inc., AIMI, Southlife, Inc., Durco Agency, Inc., Executive Management & Consultant Services, Inc., Monumental General Administrators, Inc., AUSA Financial Markets, Inc., Short Hills Management Company, Corpa Reinsurance Company, AEGON Special Markets Group and Monumental General Mass Marketing, Inc.; Secretary, AUSA Life Insurance Company , Inc., Money Services, Inc., Supplemental Insurance Division, Inc.; Assistant Secretary, Bankers Financial Life Insurance Company, ZCI, Inc.; Clifford A. Sheets, Executive Vice President, Director of Securities of AIMI; Vice President of Life Investors Insurance Company of America, Bankers United Life Assurance Company, PFL Life Insurance Company, First AUSA Life Insurance Company, Western Reserve Life Assurance Co. of Ohio, AUSA Life Insurance Company, Inc., Monumental General Casualty Company and Monumental Life Insurance Company; Second Vice President of Peoples Benefit Life Insurance Company, Academy Life Insurance Company, Veterans Life Insurance Company Providian Auto & Home Insurance Company, Providian Fire Insurance Company, Providian Property & Casualty Insurance Company; Eric B. Goodman, Executive Vice President and Head of Portfolio Management of AIMI, Vice President of Life Investors Insurance Company of America, Bankers United Life Assurance Company, PFL Life Insurance Company, Western Reserve Life Assurance Co. of Ohio, AUSA Life Insurance Company, Inc. and Monumental Life Insurance Company; Second Vice President of Peoples Benefit Life Insurance Company, Academy Life Insurance Company, Pension Life Insurance Company of America, Veterans Life Insurance Company, Providian Auto & Home Insurance Company, Providian Fire Insurance Company and Providian Property & Casualty Insurance Company; William S. Cook, Executive Vice President and Head of Portfolio Management of AIMI, Vice President of Life Investors Insurance Company of America, Bankers United Life Assurance Company, PFL Life Insurance Company, Western Reserve Life Assurance Co. of Ohio, AUSA Life Insurance Company, Inc. and Monumental Life Insurance Company; Second Vice President of Peoples Benefit Life Insurance Company, Academy Life Insurance Company, Pension Life Insurance Company of America, Veterans Life Insurance Company, Providian Auto & Home Insurance Company, Providian Fire Insurance Company and Providian Property & Casualty Insurance Company; David R. Ludke, Executive Vice President of AIMI Chief Actuary and Vice President of Diversified Financial Products Inc., Second Vice President of Academy Life Insurance Company, Pension Life Insurance Company of America, Veterans Life Insurance Company, Providian Auto & Home Insurance Company, Providian Fire Insurance Company and Providian Property & Casualty insurance Company; David M. Carney, Senior Vice President and Chief Financial Officer of AIMI, Vice President of Life Investors Insurance Company of America, Peoples Benefit Life Insurance Company, Bankers United Life Assurance Company, Academy Life Insurance Company, Pension Life Insurance Company of America, PFL Life Insurance Company, Western Reserve Life Insurance Co. of Ohio, AUSA Life Insurance Company, Inc. Veterans Life Insurance Company, Monumental General Insurance Group, Inc., Monumental General Casualty Company, Monumental Life Insurance Company, Commonwealth General Corporation and

              Investors Warranty of America, Inc.; Ralph M. O'Brian, Senior Vice President of AIMI, Vice President of Life Investors Insurance Company of America, Bankers United Life Assurance Company, PFL Life Insurance Company, First AUSA Life Insurance Company, Western Reserve Life Assurance Co. of Ohio, AUSA Life Insurance Company, Inc., Monumental General Casualty Company, Monumental Life Insurance Company and AEGON USA Managed Portfolios, Inc.; Second Vice President of Peoples Benefit Life Insurance Company, Academy Life Insurance Company, Pension Life Insurance Company of America, Veterans Life Insurance Company, Providian Auto & Home Insurance Company, Providian Fire Insurance Company and Providian Property & Casualty Insurance Company; Trust Officer of Massachusetts Fidelity Trust Company; David R. Halfpap, Senior Vice President of AIMI, Vice President and Assistant Secretary of AEGON USA Managed Portfolios, Inc.; Vice President of Life Investors Insurance Company of America, Bankers United Life Assurance Company, PFL Life Insurance Company, First AUSA Life Insurance Company, Western Reserve Life Assurance Co. of Ohio, AUSA Life Insurance Company, Inc., Monumental General Casualty Company and Monumental Life Insurance Company, Second Vice President of Peoples Benefit Life Insurance Company, Academy Life Insurance Company, Pension Life Insurance Company of America, Veterans Life Insurance Company, Providian Auto & Home Insurance Company. Providian Fire Insurance Company and Providian Property & Casualty Insurance Company; Steven P. Opp, Senior Vice President of AIMI; Kirk W. Buese, Senior Vice President of AIMI; Vice President of Life Investors Insurance Company of America, Bankers United Life Assurance Company, PFL Life Insurance Company, Western Reserve Life Assurance Co. of Ohio, AUSA Life Insurance Company, Inc., Monumental Life Insurance Company, PB Investment Advisors, Inc.; Second Vice President of Peoples Benefit Life Insurance Company, Academy Life Insurance Company of America, Veterans Life Insurance Company, Providian Auto & Home Insurance Company, Providian Fire Insurance Company, Providian Property & Casualty Insurance Company; Gregory W. Theobald, Vice President and Assistant Secretary of AIMI, Life Investors Insurance Company of America, Bankers United Life Assurance Company, PFL Life Insurance Company, First AUSA Insurance Company, Western Reserve Life Assurance Co. of Ohio, AUSA Life Insurance Company, Inc., Monumental General Casualty Company, Monumental Life Insurance Company, Vice President of Money Services, Inc., Secretary of AEGON USA Managed Portfolios, Inc.; Lewis O. Funkhouser, Vice President of AIMI; Jon
              D. Kettering, Vice President of AIMI, Life Investors Insurance Company of America, Bankers United Life Assurance Company, PFL Life Insurance Company, First AUSA Life Insurance Company, Western Reserve Life Assurance Co. of Ohio, AUSA Life Insurance Company, Inc., Monumental General Casualty Company, Monumental Life Insurance Company; Second Vice President of Peoples Benefit Life Insurance Company, Academy Life Insurance Company, Pension Life Insurance Company of America, Veterans Life Insurance Company, Providian Auto & Home Insurance Company, Providian Fire Insurance Company and Providian Property & Casualty Insurance Company; Robert L. Hanson, Vice President of AIMI, Life Investors Insurance Company of America, Bankers United Life Assurance Company, PFL Life Insurance Company, First AUSA Life Insurance Company, Western Reserve Life Assurance Co. of Ohio, AUSA Life Insurance Company, Inc., Monumental General Casualty Company, Monumental Life Insurance Company; Second Vice President of Peoples Benefit Life Insurance Company, Academy Life Insurance Company, Pension Life Insurance Company of America, Veterans Life Insurance Company, Providian Auto & Home Insurance Company, Providian Fire Insurance Company and Providian Property & Casualty Insurance Company; Bradley Beman, Vice President of AIMI, Michael B. Simpson, Vice President of AIMI, Life Investors Insurance Company of America, Bankers United Life Assurance Company, PFL Life Insurance Company, Western Reserve Life Assurance Co. of Ohio, AUSA Life Insurance Company, Inc., Monumental Life Insurance Company; Second Vice President of Peoples Benefit Life Insurance Company, Academy Life Insurance Company, Pension Life Insurance Company of America, Veterans Life Insurance Company, Providian Auto & Home Insurance Company, Providian Fire Insurance Company and Providian Property & Casualty Insurance Company; Douglas A. Dean, Vice President of AIMI; Stephanie M. Phelps, Vice President of AIMI; Jon L. Skaags, Vice President of AIMI, Life Investors Insurance Company of America, Bankers United Life Assurance Company, PFL Life Insurance Company, First AUSA Life Insurance Company, Monumental Life Insurance Company; Second Vice President of Peoples Benefit Life Insurance Company, Academy Life Insurance Company, Pension Life Insurance Company of America, Veterans Life Insurance Company, Providian Auto & Home Insurance Company, Providian Fire Insurance Company, Providian Property & Casualty Insurance

              Company; Daniel P. Fox, Vice President of AIMI; Robert S. Jett III, Secretary of AIMI, Assistant Secretary of AUSA Life Insurance Company, Money Services, Inc. and AUSA Financial Markets, Inc.; and Counsel and Vice President of Investors Warranty of America, Inc. and Blaine E. Rolland, Treasurer of AIMI.

       E. WRL VKAM EMERGING GROWTH: SUB-ADVISER: - VAN KAMPEN ASSET MANAGEMENT INC.

              Van Kampen Asset Management Inc. (the "Sub-Adviser") serves as investment adviser to a number of investment companies. The directors and executive officers of the Sub-Adviser are: Richard
              F. Powers, III, Chairman, Chief Executive Officer and Director of the Sub-Adviser, Van Kampen Investment Advisory Corp. ("VK Adviser") and Van Kampen; Dennis J. McDonnell, President, Chief Operating Officer and a Director of the Sub-Adviser and the VK Adviser and Executive Vice President and a Director of Van Kampen;
              A. Thomas Smith, Executive Vice President, General Counsel and a Director of the Sub-Adviser, the VK Adviser and Van Kampen; William R. Rybak, Executive Vice President, Chief Financial Officer and a Director of the Sub-Adviser, the VK Adviser and Van Kampen; Michael H. Santo, Executive Vice President, Chief Administrative Officer and Director of the Sub-Adviser and the VK Adviser and Executive Vice President of Van Kampen; Stephen L. Boyd, Executive Vice President and Chief Investment Officer - Equity Investments of the Sub-Adviser and the VK Adviser; and Peter W. Hegel, Executive Vice President and Chief Investment Officer - Fixed Income Investments of the Sub-Adviser and the VK Adviser. All of these executive officers and / or directors have no substantial business, profession, vocation or employment other than their positions with the Sub-Adviser, its subsidiaries and affiliates. The business address of each of the executive officers and / or directors of the Sub-Adviser is 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181 - 5555.

       F. WRL LKCM STRATEGIC TOTAL RETURN: SUB-ADVISER - LUTHER KING CAPITAL MANAGEMENT CORPORATION

              Luther King Capital Management Corporation, the Sub-Adviser to the WRL LKCM Strategic Total Return, is a registered investment adviser providing investment management services.

              Luther King Capital Management Corporation also provides investment management services to individual and institutional investors on a private basis. J. Luther King, Jr., President of the Sub-Adviser, Paul W. Greenwell, Robert M. Holt, Jr., Scot C. Hollmann, David L. Dowler, Joan M. Maynard, Vincent G. Melashenko, Steven R. Purvis, Timothy E. Harris, and Barbara S. Garcia, officers of Luther King Capital Management Corporation, have no substantial business, profession, vocation or employment other than their positions with Luther King Capital Management Corporation.

       G. WRL FEDERATED GROWTH & INCOME: SUB-ADVISER - FEDERATED INVESTMENT COUNSELING

              Federated Investment Counseling, the Sub-Adviser to WRL Federated Growth & Income, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors, Inc.

              The Sub-Adviser serves as investment adviser to a number of investment companies and private accounts. Total assets under management or administered by the Sub-Adviser and other subsidiaries of Federated Investors is approximately $140 billion. The Trustees of the Sub-Adviser, their position with the Sub-Adviser, and, in parenthesis, their principal occupations are as follows: John F. Donahue, Trustee (Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.); J. Christopher Donahue, Trustee (President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd; Trustee, Federated Shareholder Services Company and Federated Shareholder Services; Director, Federated Services Company); John W. McGonigle, Trustee (Executive Vice President, Secretary and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated

              Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company and Federated Shareholder Services; Director, Federated Services Company; and Director, Federated Securities Corp.); Mark D. Olson, Trustee (Trustee, Federated Investors, Federated Advisers, Federated Research, Federated Management, Federated Shareholder Services, and Federated Shareholder Services Company; Partner, Wilson, Halbrook & Bayard, 107 W. Market Street, Georgetown, Delaware 19947). The business address of the Trustees, with the exception of Mark D. Olson, is Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779.

              The remaining Officers of the Sub-Adviser are: John B. Fisher, President; William D. Dawson III, Henry A. Frantzen and J. Thomas Madden, Executive Vice Presidents; Joseph M. Balestrino, Drew J. Collins, Jonathan C. Conley, Deborah A. Cunnigham, Mark E. Durbiano, Sandra L. McInerney, Susan M. Nason, Mary Jo Ochson and Robert J. Ostrowski ,Senior Vice Presidents; Todd A. Abraham, J. Scott Albrecht, Randall S. Bauer, David A. Briggs, Micheal W. Casey, Kenneth J. Cody, Alexandre de Bethmann, Michael P. Donnelly, Linda A. Duessel, Donald T. Ellenberger, Kathleen M. Foody-Malus, Thomas M. Franks, Edward C. Gonzales, James E. Grefenstette, Susan R. Hill, Stephen A. Keen, Robert K. Kinsey, Robert M. Kowit, Jeff A. Kozemchak, Steven Lehman, Marian R. Marinack, Frank Semack, Aash M. Shah, Christopher J. Smith, Tracy
              P. Stouffer, Edward J. Tiedge, Paige M. Wilhelm, Arthur J. Barry, Marc Halperin, Richard J. Lazarchic, Keith Sabol and Jolanta M. Wysocka, Vice Presidents; Robert E. Cauley, Lee R. Cunningham II, Paul S. Drotch, Salvatore A. Esposito, Donna M. Fabiano, John T. Gentry, William R. Jamison, Constantine Kartsonas, Natalie F. Metz, Joseph M. Natoli, Keith J. Sabol, John Sheehy, Michael W. Sirianni, Leonardo A. Vila, Nancy J. Belz, B. Anthony Delserone, Gary E. Falwell, John C. Kerber, Grant K. McKay and Lori A. Wolff, Assistant Vice Presidents; Stephen A. Keen, Secretary, and Thomas
              R. Donahue, Treasurer. The business address of each of the Officers of the Sub-Adviser is Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. These individuals are also officers of some of the investment advisers to other mutual funds.

       H.     WRL ALGER AGGRESSIVE GROWTH: SUB-ADVISER - FRED ALGER MANAGEMENT,
              INC.

              Fred Alger Management, Inc. ("Alger Management"), the Sub-Adviser to WRL Alger Aggressive Growth, is a wholly-owned subsidiary of Fred Alger & Company, Incorporated ("Alger, Inc.") which in turn is a wholly-owned subsidiary of Alger Associates, Inc., a financial services holding company. Alger Management is generally engaged in rendering investment advisory services to mutual funds, institutions and, to a lesser extent, individuals.

              Fred M. Alger III, serves as Chairman of the Board, David D. Alger serves as President and Director, Gregory S. Duch serves as Treasurer and Mary Marsden-Cochran serves as Secretary of the following companies: Alger Associates, Inc.; Alger Management; Alger, Inc.; Alger Properties, Inc., Alger Shareholder Services, Inc.; Alger Life Insurance Agency, Inc.; and Castle Convertible Fund, Inc. Fred M. Alger also serves as Chairman of the Board of Analysts Resources, Inc. ("ARI") and Chairman of the Board and Trustee of The Alger Fund, The Alger American Fund, Spectra Fund and The Alger Retirement Fund. David D. Alger also serves as Executive Vice President and Director of ARI and as President and Trustee of The Alger Fund, The Alger American Fund, Spectra Fund and The Alger Retirement Fund. Gregory S. Duch also serves as Treasurer of ARI, The Alger Fund, The Alger American Fund, Spectra Fund and The Alger Retirement Fund. Mary Marsden-Cochran also serves as Secretary of ARI, The Alger Fund, Spectra Fund, The Alger American Fund and The Alger Retirement Fund. The principal business address of each of the companies listed above, other than Alger, Inc., is 1 World Trade Center, Suite 9333, New York, NY 10048. The principal business address of Alger, Inc. is 30 Montgomery Street, Jersey City, NJ 07302.

       I.     WRL DEAN ASSET ALLOCATION: SUB-ADVISER - DEAN INVESTMENT
              ASSOCIATES

              Dean Investment Associates ("Dean"), the Sub-Adviser to WRL Dean Asset Allocation, is a division of C.H. Dean and Associates, Inc. Dean is the money management division of C.H. Dean and Associates, Inc. Dean became a registered investment adviser in October, 1972 and will assume all of the investment advisory functions. C.H. Dean and Associates is a Nevada corporation (6/30/95) which was an Ohio corporation originally incorporated on March 28, 1975.

              Chauncey H. Dean is the Chairman and Chief Executive Officer; Robert D. Dean is President; Frank H. Scott is Senior Vice President; John C. Riazzi is Vice President and Director of Consulting Services; Richard M. Luthman is Senior Vice President. The business address of each of the Officers of the Sub-Adviser is 2480 Kettering Tower, Dayton, Ohio 45423-2480.

       J.     WRL C.A.S.E. GROWTH: SUB-ADVISER - C.A.S.E. MANAGEMENT, INC.

              C.A.S.E. Management, Inc. ("C.A.S.E."), the Sub-Adviser to WRL C.A.S.E. Growth, is a registered investment advisory firm and a wholly-owned subsidiary of C.A.S.E. Inc. C.A.S.E. Inc. is indirectly controlled by William Edward Lange, President and Chief Executive Officer of C.A.S.E. C.A.S.E. provides investment management services to financial institutions, high net worth individuals, and other professional money managers.

              William E. Lange is the President, Chief Executive Officer and Founder; Robert G. Errigo, Investment Committee Board Member; John Gordon, Investment Committee Board Member; Bruce H. Jordan, Senior Vice President: and William Fagin, Senior Vice President Marketing; Richard Wells, Senior Vice President Marketing; and Robert Hardy, Marketing Director. The business address of each of the Officers of the Sub-Adviser is 5355 Town Center Road, Suite 702, Boca Raton, Florida 33486.

       K. WRL GE/SCOTTISH EQUITABLE INTERNATIONAL EQUITY: CO-SUB-ADVISERS - SCOTTISH EQUITABLE INVESTMENT MANAGEMENT LIMITED AND GE INVESTMENT MANAGEMENT INCORPORATED AND U.S. EQUITY: SUB-ADVISER - GE INVESTMENT MANAGEMENT INCORPORATED.

              Scottish Equitable Investment Management Limited ("Scottish Equitable") serves as a Co-Sub-Adviser to WRL GE/Scottish Equitable International Equity. See "Management of the Fund - The Co-Sub-Advisers" in the Prospectus and Statement of Additional Information regarding the business of Scottish Equitable. Scottish Equitable is a wholly-owned subsidiary of Scottish Equitable Asset Management plc.

              The Directors and Officers of Scottish Equitable are listed below. Unless otherwise indicated, each Director and Officer has a principal business address of Edinburgh Park, Edinburgh EH12 9SE:
              William W. Stewart, Chairman of the Board and Executive Director, Strategy; Russell Hogan, Investment Development Director; Roy Patrick, Director and Company Secretary; Paul N. Ritchie, Director and Investment Administration Manager; Otto Thoresen, Director, International Business.

              None of these Directors or Officers has any substantial business, profession, vocation or employment other than their positions with Scottish Equitable, Scottish Equitable plc and other group companies.

              GE Investment Management Incorporated ("GEIM") also serves as a Co-Sub-Adviser for WRL GE/Scottish Equitable International Equity and serves as Sub-Adviser to WRL GE U.S. Equity Portfolio. GEIM is a wholly-owned subsidiary of General Electric Company ("GE"). GEIM's principal officers and directors serve in similar capacities with respect to General Electric Investment Corporation ("GEIC," and, together with GEIM, collectively referred to as "GE Investments"), which like GEIM is a wholly-owned subsidiary of GE. The directors and executive officers of GEIM are: John H. Myers, President and Director, Michael J. Cosgrove, Executive Vice President and Director, Alan M. Lewis, Executive Vice President, General Counsel, and Director; Robert A. MacDougall, Executive Vice President; Eugene K. Bolton, Executive Vice President and Director; Donald W. Torey, Executive Vice President and Director,

              Ralph R. Layman, Executive Vice President and Director, Thomas J. Szkutak, Executive Vice President, Chief Financial Officer and Director and Geoffrey R. Norman, Executive Vice President and Director. All of these officers and/or directors have no substantial business, profession, vocation or employment other than their positions with GEIC and its affiliates.

       L. WRL NWQ VALUE EQUITY: SUB-ADVISER - NWQ INVESTMENT MANAGEMENT COMPANY, INC.

              NWQ Investment Management Company, Inc. ("NWQ") serves as Sub-Adviser for WRL NWQ Value Equity. NWQ is a Massachusetts corporation and is a wholly-owned subsidiary of United Asset Management Corporation. NWQ provides investment advice to individuals, pension funds, profit sharing funds, charitable institutions, educational institutions, trust accounts, corporations, insurance companies, municipalities and governmental agencies.

              The directors and officers of NWQ are listed below. Unless otherwise indicated, each director and officer has held the positions listed for at least the past two years and is located at NWQ's principal business address of 2049 Century Park East, 4th Floor, Los Angeles, CA 90067: David A. Polak, President, Chief Investment Officer; Edward C. Friedel, Jr., Managing Director; Jon
              D. Bosse, Executive Managing Director (Feb. 1999)/Director Equity Research; James H. Galbreath (Denver), Managing Director; Mary-Gene Slaven, Secretary/Treasurer & Managing Director; James
              P. Owen, Managing Director; Michael C. Mendez (Scottsdale, AZ), Executive Managing Director (Feb. 1999); Phyllis G. Thomas, Managing Director; Louis T. Chambers (Atlanta), Vice President, Justin T. Clifford, Managing Director; Jeffrey M. Cohen, Vice President; Ronald R. Halverson (Minneapolis, MN), Vice President; Thomas J. Laird, Managing Director, Karen S. McCue, Vice President; Martin Pollack, Vice President; Ronald R. Sternal (Minneapolis, MN), Vice President and Michael Wood (San Fransisco), Vice President.

       M.     WRL THIRD AVENUE VALUE: SUB-ADVISER - EQSF ADVISERS, INC.

              EQSF Advisers, Inc. ("EQSF") serves as Sub-Adviser for WRL Third Avenue Value. EQSF is a New York corporation and is controlled by Martin J. Whitman.

              The directors and officers of EQSF are listed below. Unless otherwise indicated, each director and officer has held the positions listed for at least the past two years and is located at EQSF's business address of 767 Third Avenue, New York, New York, 10017-2023: Martin J. Whitman, Chairman, Chief Executive Officer and President, is Chairman, Chief Executive Officer and President of Third Avenue Trust, Chairman, Chief Investment Officer and Chief Executive Officer of M.J. Whitman Advisers, Inc., Chairman and Chief Executive Officer of M.J. Whitman, Inc. and Danielson Holding Corporation, Director of Nabors Industries, Inc., and President and Chief Executive Officer of Martin J. Whitman & Co., Inc.; David M. Barse, Director and Executive Vice President, is Executive Vice President of Third Avenue Trust, Director, President and Chief Operating Officer of M.J. Whitman Holding Corp., M.J. Whitman, Inc., M.J. Whitman Advisers, Inc. and Danielson Holding Corporation; Michael Carney, Treasurer and Chief Financial Officer, is Director, Treasurer and Chief Financial Officer of M.J. Whitman, Inc., M.J. Whitman Holding Corp. and M.J. Whitman Advisers, Inc. and Chief Financial Officer of Danielson Holding Corporation and Third Avenue Trust; Kerri Weltz, Controller, is Assistant Treasurer and Controller of Third Avenue Trust, Controller of Danielson Holding Corp., Whitman Heffernan & Rhein Workout Fund II, L.P., Whitman Heffernan & Rhein Workout Fund II-A and WHR Management Corporation; Ian M. Kirschner, General Counsel and Secretary, is General Counsel and Secretary of Third Avenue Trust, Danielson Holding Corporation, M.J. Whitman Holding Corp., M.J. Whitman, Inc. and M.J. Whitman Advisers, Inc.; Barbara Whitman, Director, is a Director of Third Avenue Trust and a Registered Representative of M.J. Whitman, Inc.

       N.     WRL GOLDMAN SACHS SMALL CAP AND WRL GOLDMAN SACH GROWTH:
              SUB-ADVISER - GOLDMAN SACHS ASSET MANAGEMENT

              Goldman Sachs Asset Management ("GSAM"), located at One New York Plaza, New York, NY 10004, serves as sub-adviser to the WRL Goldman Sachs Small Cap and WRL Goldman Sachs Growth. David B. Ford serves as Co-Head of GSAM and as Managing Director of Goldman Sachs, & Co.; John P. McNulty serves as Co-Head of GSAM and Managing Director of Goldman, Sachs & Co.

       O. WRL SALOMON ALL CAP: SUB-ADVISER - SALOMON BROTHERS ASSET MANAGEMENT INC.

              Salomon Brothers Asset Management Inc ("SBAM"), 7 World Trade Center, New York, NY, 10048 serves as sub-adviser to WRL Salomon Mid Cap. Michael S. Hyland, President and Managing Director, also serves as Managing Director of Salomon Brothers Inc., New York, NY, Director and Chairman of Salomon Brothers Asset Management Limited, London, England; Director of Salomon Brothers Asset Management Japan Limited, Tokyo, Japan, and Chairman of Salomon Brothers Asset Management (Ireland) Limited ; Vilas V. Gadkari, Managing Director, also serves as Managing Director and Chief Investment Officer of Salomon Brothers Asset Management Limited, London England, Managing Director of Salomon Brothers Inc., New York, NY, and Salomon Brothers International Limited, London, England ; Zacharay Snow, Secretary also serves as Managing Director of Salomon Brothers Inc, New York, NY; Alan M. Mandel, Vice President and Chief Operating Officer, serves as Director of Salomon Brothers Inc., New York, NY; Mutual Funds; Mitchel E. Schulman, Director and Chief Operating Officer - Mutual Funds also serves as Director and Chief Operating Officer of Salomon Brothers Inc., New York, NY; Marcus A. Peckman, Director, Vice President and Chief Financial Officer also serves as Director of Salomon Brothers, Inc., New York, NY; Jeffrey S. Scott, Chief Compliance Officer; Michael F. Rosenbaum, Chief Legal Officer, also serves as Chief Legal Officer of Salomon Brothers Asset Management Limited, London, England, Chief Legal officer of Salomon Brothers Asset Management Asia Pacific Limited, Hong Kong, Corporate Secretary of The Travelers Investment Management Company, New York, NY, and General Counsel to Asset Management, Travelers Group Inc., New York, NY and its predecessors; and Thomas W. Jasper, Treasurer, also serves as Managing Director of Salomon Brothers Inc, New York, NY.

       P.     WRL T. ROWE PRICE SMALL CAP AND WRL T. ROWE PRICE DIVIDEND GROWTH:
              SUB-ADVISER - T. ROWE PRICE ASSOCIATES, INC.

              T. Rowe Price Associates, Inc., ("T. Rowe") 100 E. Pratt Street, Baltimore, MD 21202, serves as sub-adviser to WRL T. Rowe Price Dividend Growth and WRL T. Rowe Price Small Cap. James E. Halbkat, Jr., Director of T. Rowe. Mr. Halbkat is President of U.S. Monitor Corporation, a provider of public response systems. Mr. Halbkat's address is P.O. Box 23109, Hilton Head Island, South Carolina 29925; Richard L. Menschel, Director of T. Rowe. Mr. Menschel is a limited partner of The Goldman Sachs Group, L.P., an investment banking firm. Mr. Menschel's address is 85 Broad Street, 2nd Floor, New York, New York 10004. Robert L. Strickland, Director of
              T. Rowe. Mr. Strickland retired as Chairman of Lowe's Companies, Inc., a retailer of specialty home supplies, as of January 31, 1998 and continues to serve as a Director. He is a Director of Hannaford Bros., Co., a food retailer. Mr. Stickland's address is:
              2000 W. First Street, Suite 604, Winston-Salem, North Carolina 27104. Philip C. Walsh, Director of T. Rowe is a retired mining industry executive. Mr. Walsh's address is Pleasant Valley, Peapack, New Jersey 07977. Anne Marie Whittemore, Director of T. Rowe. Mrs. Whittemore is a partner of the law firm of McGuire, Woods, Battle & Boothe L.L.P. and a Director of Owens & Minor, Inc., Fort James Corporation; and Albemarle Corporation. Mrs. Whittemore's address is: One James Center, Richmond, Virginia 23219. Henry H. Hopkins Director and Managing Director of T. Rowe; Director of T. Rowe Price Insurance Agency, Inc.; Vice President and Director of T. Rowe Price (Canada), Inc., T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Threshold Fund Associates, Inc., T. Rowe Price Trust Company, TRP Distribution, Inc., and TRPH Corporation; Director of
              T. Rowe Price Insurance Agency, Inc.; Vice President of Price-Fleming, T. Rowe Price Real Estate Group, Inc.,

              T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Stable Asset Management, Inc., and T. Rowe Price Strategic Partners Associates, Inc.; James A.C. Kennedy III, Director and Managing Director of T. Rowe, President and Director of T. Rowe Price Strategic Partners Associates, Inc.; Director and Vice President of T. Rowe Price Threshold Fund Associates, Inc.; John H. LaPorte, Jr., Director and Managing Director of T. Rowe; William T. Reynolds, Director and Managing Director of T. Rowe; Chairman of the Board of T. Rowe Price Stable Asset Management, Inc.; Director of TRP Finance, Inc.; James S. Riepe, Vice-Chairman of the Board, Director, and Managing Director of T. Rowe; Chairman of the Board and President of T. Rowe Price Trust Company; Chairman of the Board of T. Rowe Price (Canada), Inc., T. Rowe Price Investment Services, Inc., T. Rowe Price Investment Technologies, Inc. T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Director of Price-Fleming, T. Rowe Price Insurance Agency, Inc., and TRPH Corporation; Director and President of TRP Distribution, Inc., TRP Suburban Second, Inc., and TRP Suburban, Inc.; and Director and Vice President of T. Rowe Price Stable Asset Management, Inc.; George A. Roche, Chairman of the Board, President and Managing Director of T. Rowe; Chairman of the Board of TRP Finance, Inc., Director of Price-Fleming, T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Strategic Partners, Inc.; and Director and Vice President of T. Rowe Price Threshold Fund Associates, Inc., TRP Suburban Second, Inc., and TRP Suburban, Inc.; Brian C. Rogers, Director and Managing Director of T. Rowe, Vice President of T. Rowe Price Trust Company; M. David Testa, Vice-Chairman of the Board, Chief Investment Officer, and Managing Director of T. Rowe; Chairman of the Board of Price-Fleming; President and Director of T. Rowe Price (Canada), Inc.; Director and Vice President of T. Rowe Price Trust Company; and Director of TRPH Corporation; Edward C. Bernard, Managing Director of T. Rowe; Director and President of
              T. Rowe Price Insurance Agency, Inc., and T. Rowe Price Investment Services, Inc.; Director of T. Rowe Price Services, Inc.; Vice President of TRP Distribution, Inc.; Michael A. Goff, Managing Director of T. Rowe; Director and the President of T. Rowe Price Investment Technologies, Inc.; Charles E. Vieth, Managing Director of T. Rowe; Director and President of T. Rowe Price Retirement Plan Services, Inc.; Director and Vice President of T. Rowe Price Investment Services, Inc. and T. Rowe Price Services, Inc.; Vice President of T. Rowe Price (Canada), Inc., T. Rowe Price Trust Company, and TRP Distribution, Inc.; Alvin M. Younger, Jr., Chief Financial Officer, Managing Director, Secretary and Treasurer of
              T. Rowe; Director, Vice President, Treasurer, and Secretary of TRP Suburban Second, Inc. and TRP Suburban, Inc.; Director of TRP Finance, Inc.; Secretary and Treasurer for Price-Fleming, T. Rowe Price (Canada), Inc., T. Rowe Price Insurance Agency, Inc., T. Rowe Price Investment Services, Inc., T. Rowe Price Real Estate Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Stable Asset Management, Inc.,
              T. Rowe Price Strategic Partners Associates, Inc., T. Rowe Price Threshold Fund Associates, Inc., T. Rowe Price Trust Company, TRP Distribution, Inc., and TRPH Corporation; Treasurer and Clerk of
              T. Rowe Price Insurance Agency of Massachusetts, Inc.; Preston G. Athey, Managing Director of T. Rowe; Brian W.H. Berghuis, Managing Director of T. Rowe; Stephen W. Boesel, Managing Director of T. Rowe; Vice President of T. Rowe Price Trust Company; Gregory A. McCrickard, Managing Director of T. Rowe; Vice President of T. Rowe Price Trust Company; Mary J. Miller, Managing Director of T. Rowe; Charles A. Morris, Managing Director of T. Rowe; George A. Murnaghan, Managing Director of T. Rowe; Executive Vice President of Price-Fleming; Vice President of T. Rowe Price Investment Services, Inc., and T. Rowe Price Trust Company; Edmund M. Notzon III, Managing Director of T. Rowe; Vice President of T. Rowe Price Trust Company; Wayne D. O'Melia, Managing Director of T. Rowe; Director and President of T. Rowe Price Services, Inc.; Vice President of T. Rowe Price Trust Company; Larry J. Puglia, Managing Director of T. Rowe; Vice President of T. Rowe Price (Canada), Inc.; John R. Rockwell, Managing Director of T. Rowe; Director and Senior Vice President of T. Rowe Price Retirement Plan Services, Inc.; Director and Vice President of T. Rowe Price Stable Asset Management, Inc. and T. Rowe Price Trust Company; Vice President of T. Rowe Price Investment Services, Inc.; R. Todd Ruppert, Managing Director of T. Rowe; President and Director of TRPH Corporation; Vice President of T. Rowe Price Retirement Pan Services, Inc., and T. Rowe Price Trust Company; Robert W. Smith, Managing Director of T. Rowe; Vice President of Price-Fleming; William J. Stromberg, Managing Director of T. Rowe; Richard T. Whitney, Managing Director of T. Rowe; Vice President of Price-Fleming and T. Rowe Price Trust Company.

       Q. WRL PILGRIM BAXTER MID CAP GROWTH: SUB-ADVISER - PILGRIM BAXTER & ASSOCIATES, LTD.

              Pilgrim Baxter & Associates, Ltd., ("Pilgrim") 825 Duportail Road, Wayne, PA 19087, serves as sub-adviser to WRL Pilgrim Baxter Mid Cap Growth. Harold J. Baxter, Chairman, Chief Executive Officer and Director, also serves as Trustee to PBHG Fund Distributors (same address), Pilgrim Baxter Value Investors, Inc., Director and Chairman of PBHG Insurance Series Fund, Inc., Trustee of PBHG Fund Services, and Chairman and Director of The PBGH Funds, Inc., The ; Gary L. Pilgrim, Chief Investment Officer and Director, Director of Pilgrim Baxter Value Investors, Inc., Trustee of PBHG Fund Services, and President of PBHG Advisor Funds, Inc., PBHG Insurance Series Fund, Inc., and The PBHG Funds, Inc. (all same address); Eric C. Schnieder, Chief Financial Officer and Treasurer, is Chief Financial Officer and Treasurer of Pilgrim Baxter Value Investors, Inc., and Chief Financial Officer of PBHG Fund Services; Stephen M. Wellman, Vice President, Operations; Amy
              S. Yuter, Chief Compliance Officer, is Chief Compliance Officer of PBHG Fund Distributors, Pilgrim Baxter Value Investors, Inc., and is Director of NSCP, an industry association; and John M. Zerr, General Counsel and Secretary, also serves as General Counsel and Secretary of Pilgrim Baxter Value Investors, Inc., PBHG Fund Distributors, PBHG Fund Services, and as Vice President and Secretary of PBHG Advisor Funds, Inc., and PBHG Insurance Series Fund, Inc.

       R.     WRL DREYFUS MID CAP: SUB-ADVISER - THE DREYFUS CORPORATION

              The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, New York, New York 10166, serves as sub-adviser to WRL Dreyfus Mid Cap. Burton Cook Borgelt, Director, also serves as Director of DeVlieg Bullard, Inc, Mellon Bank Corporation, Pittsburgh, PA, Mellon Bank, N.A., Pittsburgh, PA and Dentsply International, Inc., York, PA; Frank V. Cahouet, Director, also serves as Director, Chairman and CEO of Mellon Bank Corporation and Mellon Bank N.A., One Mellon Bank Center, Pittsburgh, PA: Stephen E. Canter, Director, Vice Chairman and Chief Investment Officer, also serves as Chairman, Director and President of Dreyfus Investment Advisors, Inc., and as Director of The Dreyfus Trust Company; Christopher M. Condron, Chief Executive Officer, Chief Operations Officer, President and Director; Mark N. Jacobs, Vice President and General Counsel; Lawrence S. Kash, Director and Vice Chairman, Distribution, also serves as Director of Dreyfus Investment Advisors, Inc., Chairman and Chief Executive Officer of Dreyfus Brokerage Services, Inc., Director and President of Dreyfus Service Corporation and Dreyfus Precious Metals, Inc., and Director of Dreyfus Service Organization, Inc.; ,William T. Sandalls, Jr., Senior Vice President and Chief Financial Officer, also serves as Director and Chairman of Dreyfus Transfer, Inc., One American Express Plaza, Providence, RI 02903, Executive Vice President and Chief Financial Officer of Dreyfus Service Corporation, and Director and Treasurer of Dreyfus Investment Advisors, Inc. and Seven Six Seven Agency; William K. Smith, Chairman and Director, also serves as President and Director of The Bridgewater Land Co., Inc. and Mellon Preferred Capital Corporation, Boston, MA, and Director, Chairman, President and CEO of Shearson Summit Euromanagement, Inc. and Shearson Summit EuroPartners Inc., Pittsburgh, PA; Richard F. Syron, Director, also serves as Chairman and Chief Executive Officer of the American Stock Exchange, 86 Trinity Place, New York, NY; and Mandell L. Berman, Director, is also self-employed as a Real Estate Consultant, Residential Builder and Private Investor, Southfield, MI.

 Item 27.     PRINCIPAL UNDERWRITER

              (a) AFSG Securities Corporation ("AFSG") is the principal underwriter for the Contracts. AFSG currently serves as principal underwriter for the PFL Endeavor VA Separate Account, the PFL Retirement Builder Variable Annuity Account, the PFL Life Variable Annuity Account A, the PFL Wright Variable Annuity Account, the AUSA Endeavor Variable Annuity Account, Separate Account C of First Providian Life and Health Insurance Company, and the Separate Account I, Separate Account II, and Separate Account V of Providian Life and Health Insurance Company, WRL Series Life Account,

                    WRL Series Annuity Account, WRL Series Annuity Account B and AUSA Series Life Account.

              (b)    Directors and Officers of AFSG:

      (1)                                        (2)                                (3)
NAME AND PRINCIPAL                      POSITION AND OFFICES                 POSITION AND OFFICES
BUSINESS ADDRESS                         WITH UNDERWRITER                    WITH REGISTRANT
------------------                      --------------------                 --------------------
Larry N. Norman          (1)            Director and President                N/A

Harvey E. Willis         (1)            Vice President and Secretary          N/A

Lisa Wachendorf          (1)            Compliance Officer                    N/A

Debra C. Cubero          (1)            Vice President                        N/A

Gregory J. Garvin        (1)            Vice President                        N/A

Michael F. Lane          (1)            Vice President                        N/A

Sara J. Stange           (1)            Director and Vice President           N/A

Brenda K. Clancy         (1)            Vice President                        N/A

Michael G. Ayers         (1)            Treasurer/Controller                  N/A

Colleen S. Lyons         (1)            Assistant Secretary                   N/A

John F. Reesor           (1)            Assistant Secretary                   N/A

Anne Spaes               (1)            Vice President                        N/A

Priscilla I. Hechler     (2)            Assistant Vice President and          Assistant Vice President
                                        Assistant Secretary                   and Assistant Secretary

Thomas E. Pierpan        (2)            Assistant Secretary                   Secretary, Vice President
                                                                              And Associate General Counsel

Richard C. Hicks         (2)            Assistant Vice President              N/A
                                        and Assistant Secretary

Nancy C. Hassett         (2)            Assistant Secretary                   N/A

Gina A. Babka            (2)            Assistant Secretary                   N/A

--------------------------------------
(1)      4333 Edgewood Road, N.E., Cedar Rapids, IA  52499-0001
(2)      570 Carillon Parkway, St. Petersburg, FL  33716-1202

Item 28.      LOCATION OF ACCOUNTS AND RECORDS.

              The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and rules promulgated thereunder are in the possession of WRL Investment Management, Inc. and WRL Investment Services, Inc. at their offices at 570 Carillon Parkway, St. Petersburg. Florida 33716, or at the offices of the Fund's custodian, Investors Bank & Trust Company, 200 Clarendon Street, 16th Floor, Boston, MA 02111.

Item 29.      MANAGEMENT SERVICES.

              Not applicable

Item 30.      UNDERTAKINGS.

              Not applicable

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, WRL Series Fund, Inc., certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 36 to its Registration Statement to be signed on its behalf by the undersigned, thereunder duly authorized, in the City of Largo, State of Florida, on this 22nd day of April, 1999.

                                     By:    /s/ JOHN R. KENNEY
                                            -----------------------------------
                                            John R. Kenney
                                            Chairman of the Board and President

        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 36 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE AND TITLE                                                               DATE
-------------------                                                               ----
 /s/ JOHN R. KENNEY                                                          April 22, 1999
-----------------------------------------
Chairman of the Board and President
John R. Kenney

 /s/ G. JOHN HURLEY                                                          April 22, 1999
-----------------------------------------
Executive Vice President and Director
G. John Hurley

 /s/ PETER R. BROWN                                                          April 22, 1999
-----------------------------------------
Director - Peter R. Brown *


 /s/ CHARLES C. HARRIS                                                       April 22, 1999
-----------------------------------------
Director - Charles C. Harris*

 /s/ RUSSELL A. KIMBALL, JR.                                                 April 22, 1999
-----------------------------------------
Director - Russell A. Kimball, Jr. *

 /s/ ALLAN J. HAMILTON                                                       April 22, 1999
-----------------------------------------
Treasurer and Principal Financial Officer
Allan J. Hamilton

 /s/ KIM D. DAY                                                              April 22, 1999
-----------------------------------------
Vice President and
Principal Accounting Officer
Kim D. Day

/s/ THOMAS E. PIERPAN
-----------------------------------------

* Signed by Thomas E. Pierpan
  as Attorney-in-fact

                             WASHINGTON, D.C. 20549
                       SECURITIES AND EXCHANGE COMMISSION

                               EXHIBITS FILED WITH
                       POST-EFFECTIVE AMENDMENT NO. 36 TO
                            REGISTRATION STATEMENT ON
                                    FORM N-1A

                              WRL SERIES FUND, INC.
                             REGISTRATION NO. 33-507

                                  Exhibit Index

EXHIBIT                            DESCRIPTION
   NO.                             OF EXHIBIT
-------                            -----------

(a) 1.  (M)    Articles Supplementary to Articles of Incorporation of WRL Series
               Fund, Inc.

(d) Investment Advisory Agreements

           (1)  Investment Advisory Agreement on behalf of the Portfolios of the
                WRL Series Fund, Inc. with WRL Investment  Management, Inc.
           (3)  Sub-Advisory Agreement on behalf of WRL J.P. Morgan Money Market of the Fund.
           (4) Sub-Advisory Agreement on behalf of WRL VKAM Emerging Growth of the Fund.
           (5) Sub-Advisory Agreement on behalf of WRL LKCM Strategic Total Return of the Fund.
           (6) Sub-Advisory Agreement on behalf of WRL Federated Growth & Income of the Fund.
           (7) Sub-Advisory Agreement on behalf of WRL Alger Aggressive Growth of the Fund
           (8) Sub-Advisory Agreement on behalf of WRL Dean Asset Allocation of the Fund
           (9) Sub-Advisory Agreement on behalf of WRL C.A.S.E. Growth of the Fund.
          (10) Co-Sub-Advisory Agreements on behalf of WRL GE/Scottish Equitable International Equity of the Fund.
          (11) Sub-Advisory Agreement on behalf of WRL NWQ Value Equity of the Fund.
          (12)  Sub-Advisory Agreement on behalf of WRL GE U.S. Equity of the
                Fund.
          (13) Sub-Advisory Agreement on behalf of WRL Third Avenue Value of the Fund.
          (14)  Sub-Advisory Agreement on behalf of WRL AEGON Balanced of the
                Fund.
          (15)  Sub-Advisory Agreement on behalf of WRL AEGON Bond of the Fund.
          (16) Sub-Advisory Agreement on behalf of WRL J. P. Morgan Real Estate Securities of the Fund.
          (17) Form of Sub-Advisory Agreement on behalf of WRL T. Rowe Price Small Cap and WRL T. Rowe Price Dividend Growth of the Fund.
          (18) Form of Sub-Advisory Agreement on behalf of WRL Goldman Sachs Small Cap and WRL Goldman Sachs Growth of the Fund.
          (19) Form of Sub-Advisory Agreement on behalf of WRL Salomon All Cap of the Fund.
          (20) Form of Sub-Advisory Agreement on behalf of WRL Dreyfus Mid Cap of the Fund.
          (21) Form of Sub-Advisory Agreement on behalf of WRL Pilgrim Baxter Growth of the Fund.

(e) Distribution Agreement

(i) Opinion and Consent of Thomas E. Pierpan, Esq. as to legality of the securities being registered

(j) Consent of PricewaterhouseCoopers LLP

(n) Financial Data Schedules